D. L. BABSON TAX-FREE INCOME FUND, INC.
PORTFOLIO S

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of Portfolio S shareholders scheduled for October 3, 2000 at 2:00 p.m. Central time. The materials discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your
Portfolio.

If you complete and sign the proxy card, we'll vote it exactly as you tell us.
If you simply sign the proxy card, we'll vote it in accordance with the Board of Directors' recommendations.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote.  If shareholders return their proxies promptly, we may be able to avoid making additional mailings.

We welcome your comments. If you have any account specific questions, please call the Fund at 1-800-4-BABSON (1-800-422-2766). If you have any proxy related
questions, or need assistance voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-207-3158.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the
Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

Vote by Telephone: by calling the toll-free number on your proxy card and following the recorded instructions. If you wish to speak with someone before voting, please call our proxy solicitor, D.F. King & Co., Inc., at
1-800-207-3158.

Vote by Internet: by signing onto the Internet web site listed on your proxy card and entering the proper information. Please have your proxy card with your control number ready when using this option.

Dear Shareholder:

Enclosed is a Notice of Meeting for a Special Meeting of Portfolio S
shareholders of D.L. Babson Tax-Free Income Fund, Inc. (the "Fund"). The
Meeting is scheduled for October 3, 2000 at 2:00 p.m. Central time at the offices of the Fund's manager, Jones & Babson, Inc. on the 19th floor of the
BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri. The accompanying materials describe an important proposal which may affect the future of your
Portfolio. We ask you to give this your prompt attention and vote via the enclosed proxy card.

Please Take a Moment to Fill Out, Sign and Return the Enclosed Proxy Card

This meeting is very important to the future of Portfolio S. The Directors of the Fund unanimously recommend that you consider and approve a Plan of
Reorganization that would result in your shares of Portfolio S being exchanged for those of the Fund's Portfolio L.  If the shareholders of Portfolio S approve the proposal, you will receive shares of Portfolio L equal in value to your investment in Portfolio S. You will no longer be a shareholder of
Portfolio S, and you will instead be a shareholder of Portfolio L. If the reorganization is completed, Portfolio S will no longer exist and Portfolio L will thereafter be referred to as the Babson Tax-Free Income Fund.

The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

The Directors recommend this transaction because the projected growth in assets
of Portfolio S was not sufficient to provide competitive performance and high quality service to shareholders over the long term. David L. Babson & Co.
provides the day-to-day management of each Portfolio's assets and Jones &
Babson, Inc. manages the Fund. Each Portfolio has similar investment objectives
and investment policies, except for the average weighted maturity of the securities held. Portfolio L holds longer-term securities which experience larger price fluctuations in response to changes in interest rates. Therefore, the price of Portfolio L shares will fluctuate more than Portfolio S shares.\After the Portfolios are combined, the surviving Portfolio may be able to
benefit from increased trading efficiency and investment opportunities and the manager's cost of operating the Portfolio may be reduced.

Please take the time to review this document and vote now. The Directors of the Fund unanimously recommend that you vote in favor of this proposal.

~     To ensure that your vote is counted, indicate your position on the enclosed proxy card.

~     Sign and return your card promptly.

~     You may also vote by telephone or over the Internet.

~     If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,

/s/Stephen S. Soden
Stephen S. Soden
President

D. L. BABSON TAX-FREE INCOME FUND, INC.
PORTFOLIO S

Babson Funds
c/o Jones & Babson, Inc.
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64121-9779

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on october 3, 2000

To the Portfolio S Shareholders of D. L. Babson Tax-Free Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Portfolio S shareholders of
D. L. Babson Tax-Free Income Fund, Inc. (the "Fund") will be held at the
offices of the Fund's   manager, Jones & Babson, Inc. on the 19th floor of
the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri on October 3, 2000,
at 2:00 p.m. Central time. The Meeting is being called for the following purpose:

To approve or disapprove a Plan of Reorganization of D. L. Babson Tax-Free
Income Fund, Inc. (the "Fund") on behalf of two of its Portfolios, that provides for the acquisition of substantially all of the assets of Portfolio
S in exchange for shares of Portfolio L, the distribution of such shares to the shareholders of Portfolio S, and the liquidation and dissolution of
Portfolio S.

In addition, shareholders will be asked to grant the proxyholders the authority
to vote upon any other business which may legally come before the Special
Meeting or any adjournment thereof. The attached Prospectus/Proxy Statement describes the proposed transaction more completely. A copy of the Plan of
Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on July 20, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors,

Martin A. Cramer
Secretary

August 4, 2000

The Board of Directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured.

PROSPECTUS/PROXY STATEMENT

                                                                      Page
Cover Page                                                            Cover
Summary                                                                  2
        What proposal am I voting on?                                    2
        How will the shareholder voting be handled?                      2
Comparisons of Some Important Features                                   2
      How do the investment objectives and policies
                of the Portfolios compare?                               2
        What are the risks of an investment in the Portfolios?           3
        Who manages the Fund and the Portfolios?                         4
      What are the fees and expenses of each Portfolio
                and what might they be after the Transaction?            5
      Where can I find more financial information about the
                Portfolios?                                              5
        What are other key features of the Portfolios?                   6
Reasons for the Transaction
6
Information about the Transaction                                        6
        How will the Transaction be carried out?                         6
        Who will pay the expenses of the Transaction?                    7
        What are the tax consequences of the Transaction?                8
        What should I know about the shares of Portfolio L               8
      What are the capitalizations of the Portfolios and what might
                the capitalization be after the Transaction?             8
Voting Information                                                       8
        How many votes are necessary to approve the Plan?                8
        How do I ensure my vote is accurately recorded?                  9
        Can I revoke my proxy?
9
        What other matters will be voted upon at the Meeting?            9
        Who is entitled to vote?                                         9
        What other solicitations will be made?                           9
        Are there dissenters' rights?                                    9
More Information about the Fund and the Portfolios                      10
Principal Holders of Shares                                             10
Exhibits to Prospectus and Proxy Statement                              11
        Exhibit A - Plan of Reorganization (attached)                   A-1
      Exhibit B - Babson Funds Combined Prospectus dated
                    October 31, 1999, as supplemented June 8, 2000    Enclosed
      Exhibit C - Babson Funds Combined Annual Report to
                    Shareholders dated June 30, 1999                  Enclosed

D. L. BABSON TAX-FREE INCOME FUND, INC.
PROSPECTUS/PROXY STATEMENT

Dated July 20, 2000

Acquisition of the Assets of PORTFOLIO S
By and in exchange for shares of PORTFOLIO L

This Prospectus/Proxy Statement solicits proxies to be voted at a Special
Meeting (the "Meeting") of Portfolio S shareholders of D. L. Babson Tax-Free
Income Fund, Inc. (the "Fund"), to approve or disapprove a Plan of
Reorganization (the "Plan"). If shareholders of Portfolio S vote to approve the Plan, you will receive shares of Portfolio L equal in value to your investment in shares of Portfolio S. Portfolio S will then be liquidated and dissolved and Portfolio L will thereafter be referred to as the Babson
Tax-Free
Income Fund. The investment objectives and policies of the Portfolios are substantially similar, except for the duration and maturity of the securities held by each Portfolio.

The Meeting will be held at the offices of the Fund's manager, Jones & Babson,
Inc. which are located on the 19th floor of the BMA Tower, 700 Karnes
Boulevard, Kansas City, Missouri on October 3, 2000 at 2:00 p.m. Central time.
The Board of Directors of the Fund is soliciting these proxies on behalf of
Portfolio S. This Prospectus/Proxy Statement will first be sent to shareholders
on or about August 4, 2000.

This Prospectus/Proxy Statement gives the information about the proposed reorganization and shares of Portfolio L that you should know before investing.
You should retain it for future reference. Additional information about
Portfolio L and the proposed reorganization has been filed with the SEC and can be found in the following documents:

~     The Babson Funds Combined Prospectus dated October 31, 1999, as supplemented June 8, 2000, is enclosed with and considered a part of this Prospectus/Proxy Statement.

~     The Babson Funds Combined Annual Report to Shareholders dated
        June 30, 1999, which contains financial and performance information for Portfolio S and Portfolio L, is enclosed with and considered a part of this Prospectus/Proxy Statement.

~     A Statement of Additional Information (SAI) relating to this
        Prospectus/Proxy Statement dated July 20, 2000, has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy
        Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy
Statement or other documents related to the Fund without charge by calling
1-800-4-BABSON (1-800-422-2766) or by writing to the Babson Funds at
P.O. Box 219757, Kansas City, MO 64121-9757.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other U.S. government agency.
Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

This is only a summary of certain information contained in this Prospectus/
Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A),
the Babson Funds Combined Prospectus (enclosed as Exhibit B) and the Babson
Funds Combined Annual Report to Shareholders (enclosed as Exhibit C).

What proposal am I voting on?

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining Portfolio S and Portfolio L into a single mutual fund. If shareholders of Portfolio S vote to approve the Plan, the assets of
Portfolio S will be transferred to Portfolio L and Portfolio S shareholders will exchange their shares of Portfolio S for an equal dollar amount of
Portfolio L shares. The proposed reorganization is referred to in this
Prospectus/Proxy Statement as the "Transaction." As a result of the
Transaction, you will cease to be a shareholder of Portfolio S and will become a shareholder of Portfolio L.

The Board of Directors of the Fund has determined that the Transaction is in the best interests of the shareholders of Portfolio S and also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Transaction. The Board's approval was based in part on the potential for the surviving Portfolio to benefit from increased trading efficiencies and investment opportunities. The Board also considered the manager's conclusion that it may not be cost-effective to continue to manage each Portfolio separately in view of their relative sizes.

The Board of Directors of the Fund, on behalf of both Portfolio S and
Portfolio L, has approved the Plan and unanimously recommends that you vote to approve the Plan.

How will the shareholder voting be handled?

Shareholders who own shares of Portfolio S at the close of business on
July 20, 2000, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the outstanding
shares of Portfolio S must be voted in favor of the Plan.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.
You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, your votes will be officially cast at the Meeting by the persons appointed as proxies.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Portfolios compare?

This section describes the differences between the investment policies of
Portfolios S and Portfolio L. For a complete description of the investment policies and risks of Portfolio L, you should read the Babson Funds Combined
Prospectus, which is enclosed with this Prospectus/Proxy Statement.

The investment objective, providing the highest level of regular income exempt from federal income tax consistent with quality and maturity standards, is the same for Portfolio S and Portfolio L. The essential difference between the
Portfolios is the time to maturity of the securities they hold.

Portfolio L generally has a longer weighted average maturity than does
Portfolio S. The weighted average maturity of Portfolio L is normally between ten and twenty-five years with security maturities generally being longer than five years at the time of purchase. There is no maximum maturity for
Portfolio L. The weighted average maturity for Portfolio S normally remains between two and five years with no security maturities of more than ten years at the time of purchase. The difference in the maturity of the instruments held by the Portfolios is responsible for differences in the volatility of the price of their respective shares. The longer term instruments held by
Portfolio L are more susceptible to price fluctuations in response to interest rate changes. As a result, Portfolio L share prices will fluctuate more than
Portfolio S shares.

Besides weighted average maturity, there are no notable differences in the investment strategies of the Portfolios. Each Portfolio has substantially all of its assets invested in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax. Both Portfolios may invest in repurchase agreements; however, repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of either Portfolio.

Each of the Portfolios' investments in short-term municipal obligations and notes, short-term discount notes, and municipal bonds are limited by the same credit quality standards. At least 90% of the municipal bonds in the
Portfolios
are required to be rated at the time of purchase within the top three classifications of independent ratings services such as Moody's Investors
Services, Inc. (Aaa, Aa and A) or Standard & Poor's Ratings Group (AAA, AA,
and A). Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the U.S. government; (2) are rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) if the notes are not rated, then the issuer's long-term bond rating must be at least A as determined by Moody's or by S&P, or Prime-1 or Prime-2 by Moody's or their equivalents as determined under the supervision of the Board of Directors. Short-term discount notes are limited to those obligations rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or their equivalents as determined under the supervision of the Board of Directors.
With respect to short-term discount notes which are not rated, the issuer's long-term bond rating must be at least A as determined by S&P or Moody's.

The fundamental investment restrictions of Portfolio L and Portfolio S are identical. The more important restrictions are that each Portfolio will not:
invest in equity securities; purchase the securities of any issuer if more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or if the Portfolio would hold more than 10% of any class of securities of such issuer; borrow money except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The full text of these investment restrictions can be found in the Babson Funds Combined Statement of Additional Information
dated October 31, 1999, which is available upon request.

What are the risks of an investment in the Portfolios?

Like all investments, an investment in either Portfolio involves risk. There is no assurance that either of the Portfolios will meet its investment objective. The achievement of the Portfolios' objective depends upon interest rates and market conditions, generally, and on the portfolio managers'
analytical and portfolio management skills. The risks of the Portfolios are basically the same as those of other investments in municipal securities.

Risk Factors Particular to Municipal Securities. The change in market value of municipal securities is largely a function of changes in the prevailing level of interest rates.

When interest rates go up, municipal security prices tend to go down, and when interest rates go down, municipal security prices tend to rise. These price changes are more dramatic for longer-term securities such as those held by
Portfolio L, which means that the share price of Portfolio L will tend to be more volatile than that of Portfolio S.

When interest rates are falling, a portfolio with a shorter weighted average maturity, such as Portfolio S, generally will not generate as high a level of total return as a portfolio with a longer weighted average maturity, such as
Portfolio L. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio
with a shorter weighted average maturity will generally outperform longer maturity portfolios. Normally, price volatility and interest rate risk declines
as the average maturity of a portfolio shortens, as does its anticipated potential for total return. Besides interest rate risk, there is also a risk that any of the issues may default on their obligation.

Risk Factors Applicable to repurchase Agreements. Both Portfolios may invest in repurchase agreements. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Portfolio at cost plus an agreed-to interest rate within a specified time. A risk of repurchase agreements is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently might incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation. There is also the risk that the Portfolio may be delayed or prevented from exercising its rights to dispose of the collateral.

Risk Factors of a Temporary Defensive Strategy. While each Portfolio normally maintains at least 80% of its investments in municipal securities, each
Portfolio may invest up to 100% of its assets in taxable money market instruments or hold cash reserves on a temporary basis, if management believes these actions would be in the best interest of shareholders. During periods in which these temporary defensive strategies are in place, the Portfolios may not achieve their investment objectives.

Who manages the Fund and the Portfolios?

The management of the business and affairs of the Fund and its Portfolios is supervised by the Board of Directors of the Fund. Jones & Babson, Inc. is the
Fund's manager and principal underwriter. Jones & Babson, Inc. was founded in
1959 and presently serves as the investment manager of 18 separate mutual funds, including the 13 funds within the Babson Funds group. Jones & Babson,
Inc. also serves as principal underwriter and provides administrative, transfer agency and/or accounting services for 37 separate funds, including the Babson Funds. Jones & Babson, Inc. is located at the BMA Tower, 700 Karnes
Boulevard, Kansas City, MO 64121-9757.

Jones & Babson, Inc. has engaged David L. Babson & Co. to provide investment sub-advisory services to the Fund and David L. Babson & Co. is responsible for the day-to-day management of the assets of each Portfolio.
Joanne E. Keers, CFA is a Vice President of David L. Babson & Co. and has been primarily responsible for managing the assets of both Portfolio S and
Portfolio L since 1999. Ms. Keers joined  David L. Babson & Co. in 1987.
David L. Babson & Co. is located at One Memorial Drive, Cambridge, MA
02412-1300.

Jones & Babson, Inc. has entered into a Management Agreement with the Fund, under which each Portfolio is obligated to pay annual management fees equal to 0.95% of that Portfolio's average daily net assets. In exchange for management fees, Jones & Babson, Inc. provides or pays all of the costs of investment management, fund accounting, transfer agency and administrative services. Jones & Babson, Inc. also pays all fees of the custodian, independent auditors and legal counsel; and the cost of officers, directors and other personnel; rent; shareholder services and other services incident to corporate administration.

What are the fees and expenses of each Portfolio  and what might they be after the Transaction?

Fees and Expenses - The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios, as well as the pro forma fees and expenses of Portfolio L after the Transaction.

                                      Actual+                  Pro forma++
                            Portfolio S     Portfolio L     After Transaction

Shareholder Fees
(fees paid directly
from your investment)
   Maximum Sales Charge (Load)
     Imposed on Purchases       None            None              None
   Maximum Deferred Sales
     Charge (Load)              None            None              None
   Maximum Sales Charge
     (Load) Imposed on
     Reinvested Dividends       None            None              None
   Redemption Fee               None*           None*             None*
   Exchange Fee                 None            None              None

Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets)
    Management Fees             0.95%           0.95%             0.95%
    Distribution (12b-1) Fees   None            None              None
    Other Expenses              0.06%           0.08%             0.06%
    Total Annual Fund
      Operating Expenses        1.01%           1.03%             1.01%

 +Actual information for Portfolio S and Portfolio L shares is provided for the fiscal year ended June 30, 1999.
++Projected expenses based on current and anticipated Portfolio L expenses.
 *A $10.00 fee is imposed for redemptions by wire.

Expense Examples - These examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.
They assume you invest $10,000 and receive a 5% return each year. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

                                1 Year     3 Years    5 Years   10 Years
Portfolio S                      $103        $322       $558     $1,236
Portfolio L                      $105        $328       $569     $1,259
Pro forma (after Transaction)    $103        $322       $558     $1,236

Where can I find more financial information about the Portfolios?

For Portfolio L, per share income information for the past five fiscal years
(and the most recent six month semiannual period) is shown below. Also, the current Babson Funds Combined Annual Report to Shareholders, which is enclosed,
contains more financial information about Portfolio L and Portfolio S as well as discussions of each Portfolio's performance during the fiscal year ended
June 30, 1999. The SAI relating to this Prospectus/Proxy Statement contains more financial information about Portfolio L and Portfolio S, as well as discussions of each Portfolio's performance for the six month period ended
December 31, 1999.

Financial Highlights - Portfolio L

Condensed data for a share of capital stock outstanding throughout each period.

                        Six Months Ended
                        December 31, 1999          Years ended June 30,
                          (unaudited)     1999    1998    1997    1996    1995

Net asset value,
  beginning of period      $ 8.91       $ 9.22  $ 8.96  $ 8.74  $ 8.67 $ 8.52
Income from investment
  operations:
  Net investment income       .20          .40     .40     .42     .41    .42
  Net gains (losses) on
   securities(both realized\
   and unrealized)           (.34)        (.24)    .28     .24     .07    .17
Total from investment
   operations                (.14)         .16     .68     .66    .48     .59

Less distributions:
  Distributions from net
    investment income        (.20)        (.40)   (.40)   (.42)   (.41)  (.42)
  Distributions from capital
   gains                     (.08)        (.07)   (.02)   (.02)     -    (.02)
Total distributions          (.28)        (.47)   (.42)   (.44)   (.41)  (.44)
Net asset value, end of
  period                   $ 8.49       $ 8.91  $ 9.22  $ 8.96  $ 8.74  $ 8.67
Total return1             (1.63%)       (1.70%) (7.82%) (7.69%) (5.60%)(7.21%)

Ratios/Supplemental Data
Net assets, end of period
 (in millions)              $ 24          $ 26    $ 27     $ 27   $ 27    $ 28
Ratio of expenses to
 average net assets2        1.02%         1.03%   1.06%   1.01%   1.01%
1.02%
Ratio of net investment
 income to average net
 assets2                    4.49%         4.36%   4.46%   4.71%   4.67%
4.98%
Portfolio turnover rate      20%            9%     18%     21%     39%
34%

1Total return not annualized for periods less than one full year.
2Annualized for periods less than one full year.

What are other key features of the Portfolios?

Shares of each Portfolio are sold on a no-load basis and there are no sales commissions or Rule 12b-1 fees. Shares of each Portfolio may be redeemed at their respective net asset value per share at any time. Shares may also be exchanged at no cost for shares of any other fund or portfolio in the Babson
Funds group. Because an exchange is technically a sale and purchase of shares, an exchange is a taxable transaction (although the Transaction described in this Proxy Statement is designed to be tax-free).

Additional information and specific instructions explaining how to buy, sell, and exchange shares of the Portfolios is contained in the Babson Funds
Combined Prospectus, and the Prospectus also lists phone numbers for you to call if you have any questions about your account.

Each Portfolio declares a dividend from its net investment income at the end of each business day, and such dividends are payable to shareholders of record at the end of the previous business day. On the last day of each month, all dividends declared during that month are credited to the accounts of those shareholders. Distributions from capital gains, if any, are declared annually by December 31.

REASONS FOR THE TRANSACTION

The Board of Directors of the Fund has recommended the Transaction to
Portfolio S shareholders in order to combine Portfolio S with Portfolio L to make a larger fund that has similar investment policies. A larger fund may be able to benefit from reduced trading costs, and increased investment opportunities. Also, the manager anticipates that it may be able to attain increased operational efficiencies with a larger fund.

The Plan was presented to the Board of Directors of the Fund at a meeting held on April 27, 2000. At the meeting, the Board of Directors reviewed the expense ratios of both Portfolios; the comparative investment performance of the Portfolios; the compatibility of the investment objectives, policies and restrictions of the Portfolios; and the tax consequences of the Transaction.
The manager recommended the Transaction for the potential benefits to the Fund and shareholders and because it believes that it may not be cost-effective to continue to operate the Portfolios separately going forward. The manager also believes that the surviving Portfolio may be marketed more easily as a larger fund. During the course of its deliberations, the Board of Directors noted
that the expenses of the Transaction will be borne by the manager and not by the Fund or either Portfolio.

The Board of Directors including a majority of the Directors who are not interested persons of the Fund, unanimously concluded that the Transaction is in the best interests of the shareholders of Portfolio S and that no dilution of value would result to the shareholders of Portfolio S or
Portfolio L from the Transaction, and the Board approved the Plan and recommended that shareholders of Portfolio S vote to approve the Transaction.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote for the Plan.

If shareholders of Portfolio S do not approve the Plan, the Board of Directors will consider other possible courses of action for Portfolio S, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

How will the Transaction be carried out?

If shareholders of Portfolio S approve the Plan, the Transaction will take place after various conditions are satisfied by the Fund on behalf of
Portfolio S and Portfolio L, including the preparation of certain documents.
The Fund will determine a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Portfolio S do not approve the Plan, the Transaction will not take place.

If shareholders of Portfolio S approve the Plan at the Meeting, shares of
Portfolio S will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

If the shareholders of Portfolio S approve the Plan, Portfolio S will deliver to Portfolio L substantially all of its assets on the closing date. In exchange, shareholders of Portfolio S will receive shares of Portfolio L that have a value equal to the dollar value of the assets delivered to Portfolio S.
The stock transfer books of Portfolio S will be permanently closed on the closing date. Portfolio S will only accept requests for redemption received in proper form before 10:00 a.m. Central time on the closing date. Requests received after that time will be considered requests to redeem shares of
Portfolio L.  To the extent permitted by law, the Fund may amend the Plan without shareholder approval.  It may also agree to terminate and abandon the
Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of Portfolio S.

Who will pay the expenses of the Transaction?

The expenses resulting from the Transaction will be paid by the manager and not by the Fund or either Portfolio.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue
Code of 1986, as amended.  Based on certain assumptions and representations received from the Fund, on behalf of the Portfolios, it is the opinion of
Stradley Ronon Stevens & Young, LLP, counsel to the Fund, that shareholders of Portfolio S will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Portfolio S for shares of Portfolio L and that neither Portfolio L nor its shareholders will recognize any gain or loss upon receipt of the assets of Portfolio S.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect,
if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

What should I know about the shares of Portfolio L?

Shares of Portfolio L will be distributed to shareholders of Portfolio S and will have the same legal characteristics as the shares of Portfolio S with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

What are the capitalizations of the Portfolios and what might the capitalization be after the Transaction?

The following table sets forth, as of May 31, 2000, the capitalization of shares of Portfolio S and Portfolio L. The table also shows the projected capitalization of Portfolio L shares as adjusted to give effect to the proposed Transaction. The capitalization of Portfolio L is likely to be different when the Transaction is consummated.

                                                                Portfolio L
                                Portfolio S     Portfolio L     Pro Forma
                                (unaudited)     (unaudited)     (unaudited)
Net assets (millions)                   $17            $24             $41
Total shares outstanding          1,652,333      2,852,350       4,879,193
Net asset value per share            $10.41          $8.49           $8.49

VOTING INFORMATION

How many votes are necessary to approve the Plan?

The affirmative vote of a majority of the total number of outstanding shares of Portfolio S is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Portfolio S held at the close of business on July 20, 2000
(the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

Under relevant state law and the Fund's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:
~     By mail, with the enclosed proxy card.
~     In person at the Meeting.
~     Through D.F. King, a proxy solicitor, by calling toll-free
        1-800-207-3158.
~     By telephone or through the Internet; a control number and internet site or a toll-free number for the automated voting option is provided on your proxy card and separateinstructions are enclosed.

A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the
Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board of Directors of the Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted
will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of Portfolio S on the Record Date will be entitled to vote at the meeting. On the Record Date, there were 1,460,362.541 outstanding shares of Portfolio S issued and outstanding.

What other solicitations will be made?

The Fund will request broker-dealer firms, custodians, nominees and fiduciaries
to forward proxy material to the beneficial owners of the shares of record.
The
Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Fund, without extra pay, may conduct additional solicitations by telephone,
personal interviews and other means. The Fund, on behalf of Portfolio S, has engaged D.F. King & Co., Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $5,000 and $10,000. The costs of any additional solicitation and of any adjourned session will be borne by the Manager.

Are there dissenters' rights?

Shareholders of Portfolio S will not be entitled to any "dissenters' rights"
since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at net asset value until the closing date. After the closing date, you may redeem your Portfolio L shares or exchange them for shares of other funds in the Babson Funds group, subject to the terms in the prospectus of the respective fund.

MORE INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

Portfolio S and Portfolio L are separate series of the Fund, which is an open-end management investment company registered with the SEC under the 1940
Act. Each Portfolio is, in effect, a separate mutual fund. Detailed information
about the Fund and each Portfolio (as well as the other funds in the Babson
Funds group) is contained in the current Babson Funds Combined Prospectus which
is enclosed with and considered a part of this Prospectus/Proxy Statement.
Additional information about the Fund and each Portfolio is included in the
Babson Funds Combined SAI, dated October 31, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy
Statement.

You may request a free copy of the Semiannual Report to Shareholders for the six month period ended December 31, 1999, by calling 1-800-4-BABSON
(1-800-422-2766) or by writing to the Fund at P.O. Box 219747, Kansas City,
MO 64121-9757. The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999, is enclosed with and considered a part of this
Prospectus/
Proxy Statement.

The Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the
SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and
at the Regional Offices of the SEC located in New York City at 7 World Trade
Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison
Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009,
at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the principal shareholders of Portfolio S, beneficial
or
of record, were:

Name and Address                                        Percentage (%)
Bowen, David & Co.                                          16.08%

From time to time, the number of Portfolio S shares held in the "street name"
accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. No other person owned (beneficially or of record) 5% or more of the outstanding shares of Portfolio S.

As of the Record Date, the officers and Directors of the Fund, as a group, owned less than 1% of the outstanding voting shares of Portfolio S.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT A  - Plan of Reorganization by D. L. Babson Tax-Free Income Fund, Inc.
on behalf of Portfolio L and Portfolio S

EXHIBIT B  - Babson Funds Combined Prospectus dated October 31, 1999, as supplemented June 8, 2000 (enclosed)

EXHIBIT C  - Babson Funds Combined Annual Report to Shareholders dated
June 30, 1999 (enclosed)

EXHIBIT A
FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan"), is made by D. L. Babson Tax-Free
Fund, Inc., a corporation organized under the laws of the State of Maryland on August 22, 1979 (the "Fund"), as of this ___ day of ________, 2000, on behalf of its two series Portfolio S and Portfolio L (collectively, the
"Portfolios"), with a principal place of business at 700 Karnes Blvd., Kansas
City, MO 64108.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization")
will consist of (i) the acquisition by Portfolio L, of substantially all of the property, assets and goodwill of Portfolio S in exchange solely for shares of common stock, par value $0.10 each, of Portfolio L ("Portfolio L Shares");
(ii) the distribution of Portfolio L Shares to the shareholders of
Portfolio S according to their respective interests; and (iii) the subsequent dissolution of Portfolio S as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the
Fund on behalf of the Portfolios:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Portfolio S.

(a)   Subject to the terms and conditions of this Plan, the Fund on behalf of Portfolio S shall convey, transfer and deliver to Portfolio L at the
Closing all of Portfolio S's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) discharge its unpaid liabilities on its books at the closing date, including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (ii) pay such contingent liabilities as the Board of Directors shall reasonably deem to exist against
Portfolio S, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Portfolio S's books
(hereinafter "Net Assets"). Portfolio S shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b)   Subject to the terms and conditions of this Plan, the Fund on behalf of Portfolio L shall at the Closing deliver to Portfolio S the number of
Portfolio L Shares, determined by dividing the net asset value per share of the shares of Portfolio S ("Portfolio S Shares") by the net asset value per share of Portfolio L Shares, as of 1:00 P.M. Central time on the Closing Date.
All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)   Immediately following the Closing, the Fund shall dissolve Portfolio S and distribute pro rata to the shareholders of record of Portfolio S as of the close of business on the Closing Date, the Portfolio L Shares to be delivered to Portfolio L pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Fund relating to Portfolio S and noting in such accounts the type and amounts of such Portfolio L Shares that such former Portfolio S shareholders are due based on their respective holdings of Portfolio S as of the close of business on the Closing Date. Fractional Portfolio L Shares shall be carried to the third decimal place. At the time of merger, all outstanding certificated shares of Portfolio S will be deemed canceled. Holders in possession of certificated shares of Portfolio S will not be required to surrender their certificates to complete the acquisition by Portfolio L. After the acquisition, holders may request a certificate representing the number of
Portfolio L Shares they own.

2. Valuation.

(a)   The value of Portfolio S's Net Assets to be transferred to Portfolio L hereunder shall be computed as of 1:00 P.M. Central time on the Closing Date using the valuation  procedures set forth in Portfolio S's currently effective prospectus.

(b)   The net asset value of a share of Portfolio L shall be determined to the third decimal point as of 1:00 P.M. Central time on the Closing Date using the valuation procedures set forth in Portfolio L's currently effective prospectus.

(c)   The net asset value of a share of Portfolio S shall be determined to the third decimal point as of 1:00 P.M. Central time on the Closing Date using the valuation procedures set forth in Portfolio S's currently effective prospectus.

3. Closing and Closing Date.
The Closing Date shall be October 27, 2000, or such later date as determined by the Fund's officers. The Closing shall take place at the principal office of the Fund at 2:00 P.M. Central time on the Closing Date. The Fund on behalf of Portfolio S shall have provided for delivery as of the Closing of Portfolio
S's Net Assets to be transferred to the account of Portfolio at the Fund's
Custodian, UMB Bank, n.a., 700 Karnes Blvd, Kansas City, MO 64108. Also, the
Fund on behalf of Portfolio S shall produce at the Closing a list of names and addresses of the shareholders of record of its Portfolio S Shares and the number of shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 P.M. Central time on the Closing Date, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Fund on behalf of Portfolio L shall issue and deliver
a certificate or certificates evidencing the shares of Portfolio L to be delivered to the account of Portfolio S at said transfer agent registered in such manner as the officers of the Fund on behalf of Portfolio S may request, or provide evidence satisfactory to Portfolio S that such Portfolio L Shares have been registered in an account on the books of Portfolio L in such manner as the Fund on behalf of Portfolio S may request.

4. Representations and Warranties by the Fund on behalf of Portfolio S.
The Fund makes the following representations and warranties about Portfolio S:

(a)   Portfolio S is a series of the Fund, a corporation organized under the laws of the State of Maryland on August 22, 1979 and validly existing and in good standing under the laws of that State. The Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end, management investment company and all of the Portfolio S Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b)   The Fund is authorized to issue 100,000,000 shares of common stock, par value $0.10 each, each outstanding share of which is fully paid, non-
assessable, fully transferable and has full voting rights and currently issues shares of two (2) series. The Fund is authorized to issue 50,000,000 shares of beneficial interest of each series.

(c)   The financial statements appearing in the Fund's Annual Report to
Shareholders for the fiscal year ended June 30, 1999, audited by Ernst &
Young LLP, and the Fund's unaudited Semiannual Report to shareholders for the six months ended December 31, 1999, fairly present the financial position of
Portfolio S as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)   The Fund has the necessary power and authority to conduct Portfolio S's business as such business is now being conducted.

(e)   The Fund on behalf of Portfolio S is not a party to or obligated under any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or any contract or any other commitment or obligation,
and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(f)   The Fund has elected to treat Portfolio S as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Portfolio S has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5. Representations and Warranties by the Fund on behalf of Portfolio L.
The Fund makes the following representations and warranties about Portfolio L:

(a)   Portfolio L is a series of the Fund, a corporation organized under the laws of the State of Maryland on August 22, 1994 and validly existing and in good standing under the laws of that State. The Fund is duly registered under the 1940 Act as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b)   The Fund is authorized to issue 50,000,000 shares of Portfolio L, par value $0.10 each, each outstanding share of which is fully paid, non-
assessable, fully transferable, and has full voting rights. Portfolio L
Shares to be issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

(c)   At the Closing, Portfolio L Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Portfolio S are presently eligible for offering to the public, and there are a sufficient number of Portfolio L Shares registered under the 1933
Act to permit the transfers contemplated by this Plan to be consummated.

(d)   The financial statements appearing in the Fund's Annual Report to
Shareholders for the fiscal year ended June 30, 1999, audited by Ernst &
Young LLP, and the Fund's unaudited Semiannual Report to shareholders for the six months ended December 31, 1999, fairly present the financial position of
Portfolio L as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)   The Fund has the necessary power and authority to conduct Portfolio L's business as such business is now being conducted.

(f)   The Fund on behalf of Portfolio L is not a party to or obligated under any provision of the Fund's Articles of Incorporation, as amended and supplemented or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g)   The Fund has elected to treat Portfolio L as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Portfolio L has
qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6. Representations and Warranties by the Fund on behalf of the Portfolios.
The Fund makes the following representations and warranties about both
Portfolio S and Portfolio L:

(a)   The statement of assets and liabilities to be created by the Fund for each of the Portfolios as of 1:00 P.M. Central time on the Closing Date for the purpose of determining the number of Portfolio L Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of Portfolio S and the net assets in the case of Portfolio L, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)   At the Closing, the Portfolios will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)   Except as disclosed in the Fund's current effective prospectus relating to Portfolio S and Portfolio L, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the
Portfolios.

(d)   There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Portfolios.

(e)   The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Fund's Board of Directors, and this
Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)   It anticipates that consummation of this Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the
Code for Federal income taxation as a RIC at the end of each of the fiscal year.

(g)   The Fund has the necessary power and authority to conduct the business of the Portfolios, as such business is now being conducted.

7. Intentions of the Fund on behalf of the Portfolios.

(a)   The Fund intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b)   The Fund intends that the Portfolio S will not acquire the Portfolio L
Shares for the purpose of making distributions thereof to anyone other than
Portfolio S's shareholders.

(c)   The Fund on behalf of Portfolio S intends, if this Plan is consummated, to liquidate and dissolve Portfolio S.

(d)   The Fund intends that, by the Closing, all of the Portfolios' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)   At the Closing, the Fund on behalf of Portfolio S intends to have available a copy of the shareholder ledger accounts, certified by the Fund's transfer agent or its President to the best of its or his or her knowledge and belief, for all the shareholders of record of Portfolio S Shares as of
1:00 p.m. Central time on the Closing Date who are to become shareholders of
Portfolio L as a result of the transfer of assets that is the subject of this
Plan.

(f)   The Fund intends to mail to each shareholder of record of Portfolio S entitled to vote at the meeting of its shareholders at which action on this
Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the
Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940
Act,
and the rules and regulations, respectively, thereunder.

(g)   The Fund intends to file with the U.S. Securities and Exchange
Commission a registration statement on Form N-14 under the 1933 Act relating to the Portfolio L Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the
Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the
Registration Statement becomes effective, at the time of Portfolio S's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by Fund on behalf of the Portfolios.
The consummation of the Plan shall be subject to the following conditions:

(a)   That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Fund on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Fund shall execute a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b)   That this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Fund on behalf of each of the
Portfolios.

(c)   That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either
Portfolio or would prohibit the transactions contemplated hereby.

(d)   That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Portfolio S at an annual or special meeting or any adjournment thereof.

(e)   That a distribution or distributions shall have been declared for both
Portfolios, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each party (i) all net investment income and all net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 P.M.
Central time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

(f)   That there shall be delivered to the Fund on behalf of Portfolio S an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the
Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Fund with regard to matters of fact:

(1)   The acquisition by Portfolio L of substantially all the assets of
Portfolio S as provided for herein in exchange for Portfolio L Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Portfolio S and Portfolio L will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

(2)   No gain or loss will be recognized by Portfolio S upon the transfer of substantially all of its assets to Portfolio L in exchange solely for voting shares of Portfolio L (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the
Code;

(3)   No gain or loss will be recognized by Portfolio L upon the receipt of substantially all of the assets of Portfolio S in exchange solely for voting shares of Portfolio L (Section 1032(a));

(4)   The basis of the assets of Portfolio S received by Portfolio L will be the same as the basis of such assets to Portfolio S immediately prior to the exchange (Section 362(b));

(5)   The holding period of the assets of Portfolio S received by Portfolio
L will include the period during which such assets were held by Portfolio S
(Section 1223(2));

(6)   No gain or loss will be recognized to the shareholders of Portfolio S upon the exchange of their shares in Portfolio S for voting shares of
Portfolio L (Section 354(a));

(7)   The basis of the Portfolio L Shares received by Portfolio S's shareholders shall be the same as the basis of the Portfolio S Shares exchanged therefor (Section 358(a)(1));

(8)   The holding period of Portfolio L Shares received by Portfolio S's shareholders (including fractional shares to which they may be entitled)
will include the holding period of Portfolio S's shares surrendered in exchange therefor, provided that Portfolio S's shares were held as a capital asset on the date of the exchange (Section 1223(1));
and

(9)   Portfolio L will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax
Regulations) the items of Portfolio S described in Section 381(c) of the Code
(as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382,
383 and 384 of the Code and the Income Tax Regulations thereunder.

(g)   That there shall be delivered to the Fund on behalf of the Portfolios an opinion in form and substance satisfactory to it from Messrs. Stradley
Ronon Stevens & Young, LLP, counsel to the Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)   Portfolio S is a series of the Fund, which was organized as a corporation under the laws of the State of Maryland on August 22, 1979 and is validly existing and in good standing under the laws of that State;

(2)   The Fund is authorized to issue 50,000,000 shares of Portfolio S, par value $0.10 each. Assuming that the initial shares were issued in accordance with the 1940 Act and the Fund's Articles of Incorporation, as amended and supplemented and By-laws of the Fund, and that all other outstanding shares of Portfolio S were sold, issued and paid for in accordance with the terms of
Portfolio S's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

(3)   Portfolio S is a series of the Fund is an open-end, investment company of the management type registered as such under the 1940 Act;

(4)   Except as disclosed in Portfolio S's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Portfolio S, the unfavorable outcome of which would materially and adversely affect Portfolio
S;

(5)   All actions required to be taken by the Fund and/or Portfolio S to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Fund and Portfolio S; and

(6)   Neither the execution, delivery nor performance of this Plan by the
Fund and/or Portfolio S violates any provision of the Fund's Articles of
Incorporation, as amended and supplemented or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which Portfolio S is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and Portfolio S and is enforceable against the Fund and/or Portfolio S in accordance with its terms.  In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h)   That there shall be delivered to the Fund on behalf of the Portfolio S an opinion in form and substance satisfactory to it from Messrs. Stradley,
Ronon, Stevens & Young, LLP, counsel to the Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)   Portfolio L is a series of the Fund, which was organized as a corporation under the laws of the State of Maryland on August 22, 1979 and is validly existing and in good standing under the laws of that State;

(2)   The Fund is authorized to issue 50,000,000 shares of Portfolio L, par value $0.10 each. Assuming that the initial capital shares of Portfolio L were issued in accordance with the 1940 Act, and the Amended and Restated Agreement and Declaration of Fund and By-laws of the Fund, and that all other outstanding
shares of Portfolio L were sold, issued and paid for in accordance with the terms of Portfolio L's prospectus in effect at the time of such sales, each such outstanding share of Portfolio L is fully paid, non-assessable, freely transferable and has full voting rights;

(3)   The Fund is an open-end, non-diversified investment company of the management type registered as such under the 1940 Act;

(4)   Except as disclosed in Portfolio L's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Portfolio L, the unfavorable outcome of which would materially and adversely affect Portfolio
L;

(5)   Portfolio L Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the
Fund, on behalf of Portfolio L;

(6)   All actions required to be taken by the Fund and/or Portfolio L to authorize the Plan contemplated hereby have been duly authorized by all necessary action on the part of Portfolio L;

(7)   Neither the execution, delivery nor performance of the Plan by the
Fund and/or Portfolio L violates any provision of the Fund's Articles of
Incorporation, as amended and supplemented, or its By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which Portfolio L is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and Portfolio L and is enforceable against the Fund and/or Portfolio L in accordance with its terms; and

(8)   The Fund's registration statement of which the prospectus dated
October 31, 1999, as supplemented June 8, 2000 of Portfolio L is a part (the
"Prospectus") is, at the time of the signing of this Plan, effective under the
1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933
Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(i)   That the Fund's Registration Statement with respect to the Portfolio L
Shares to be delivered to the Portfolio S's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)   That the Portfolio L Shares to be delivered hereunder shall be eligible for sale by Portfolio L with each state commission or agency with which such eligibility is required in order to permit the Portfolio L Shares lawfully to be delivered to each Portfolio S shareholder.

(k)   That, at the Closing, there shall be transferred to Portfolio L aggregate Net Assets of Portfolio S comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Portfolio S on the Closing Date.

9. Expenses.

(a)   The Fund represents and warrants that there are no broker or finders'
fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this
Plan shall be borne by the Manager.

10. Termination; Postponement; Waiver; Order.

(a)   Anything contained in this Plan to the contrary notwithstanding, this
Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of Portfolio S) prior to the Closing or the Closing may be postponed by the Fund on behalf of either party by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)   If the transactions contemplated by this Plan have not been consummated by December 31, 2000, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Fund on behalf of
Portfolio L and Portfolio S.

(c)   In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Fund, Portfolio S nor Portfolio L, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)   At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Fund's Board of Directors if, in the judgment of such
Board of Directors, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)   The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Fund nor any of its officers, Directors, agents or shareholders
nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision
shall not protect any officer, Director, agent or shareholder of either of the
Funds or the Fund against any liability to the entity for which that officer,
Director, agent or shareholder so acts or to any of the Funds' shareholders to which that officer, Director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)   If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose
any terms or conditions that are determined by action of the Board of
Directors
of the Fund on behalf of the Portfolio S or Portfolio L to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further
vote or approval of the shareholders of Portfolio S, unless such terms and conditions shall result in a change in the method of computing the number of
Portfolio L Shares to be issued to Portfolio S in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Portfolio S prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Fund on behalf of Portfolio S shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.
This Plan embodies the entire plan of the Fund on behalf of the Portfolios and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This
Plan may be amended only by the Fund on behalf of the Portfolio in writing.
Neither this Plan nor any interest herein may be assigned without the prior written consent of the Fund on behalf of the Portfolio.

12. Notices.
Any notice, report, or demand required or permitted by any provision of this
Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Fund at 700 Karnes
Blvd., Kansas City, MO, 64108, Attention: Secretary.

13. Governing Law.
This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, D. L. Babson Tax-Free Income Fund, Inc. on behalf of
Portfolio L and Portfolio S, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

      D. L. Babson Tax-Free Income Fund, Inc.
      on behalf of
      Portfolio S
        Attest:
                                        By:
                                        Assistant Secretary

      D. L. Babson Tax-Free Income Fund, Inc.
      on behalf of
      Portfolio L
        Attest:
                                        By:
                                        Assistant Secretary

EXHIBIT B

BABSON FUNDS

PROSPECTUS
October 31, 1999

Equities
Enterprise Fund
Enterprise Fund II
Growth Fund
Shadow Stock Fund
Value Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund

Babson Funds
Jones & Babson Distributors
A Member of the Generali Group

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the
Commission passed on the adequacy of this Prospectus. Any
representation to the contrary is a criminal offense.

Equity Funds
Babson Enterprise Fund, Inc.
Babson Enterprise Fund II, Inc.
Babson Growth Fund, Inc.
Shadow Stock Fund, Inc.
Babson Value Fund, Inc.
Babson-Stewart Ivory
International Fund, Inc.

Fixed
Income Funds
D.L. Babson Bond Trust
D.L. Babson Money Market Fund, Inc.
D.L. Babson Tax-Free Income Fund, Inc.

PROSPECTUS
October 31, 1999

BABSON FUNDS

INVESTMENT ADVISER:
David L. Babson & Co., Inc.
Cambridge, Massachusetts

MANAGED AND DISTRIBUTED BY:
Jones & Babson, Inc.
Kansas City, Missouri

Information About the Funds
Investment Objective and
Principal Investment Strategies                  2
Principal Risk Factors                           6
Past Performance                                 7
Fees and Expenses                               11
Management and Investment Advisor               12
Financial Highlights                            13

Information about Investing
How to Purchase Shares                          20
How to Redeem Shares                            20
Shareholder Services                            21
How Share Price is Determined                   21
Dividends, Distributions and their Taxation     22
Additional Policies about Transactions          24
Conducting Business with the Babson Funds       26

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

BABSON FUND:

Babson Enterprise Fund
Babson Enterprise Fund II
Shadow Stock Fund

OBJECTIVE:

Long term growth of capital.

PRINCIPAL RISKS:

Market Risks
Small Company Risks

BABSON FUND:

Babson Growth Fund

OBJECTIVE:

Above average total return over longer
periods of time through the growth
of both capital and dividend income.

PRINCIPAL RISKS:

Market Risks

BABSON FUND:

Babson Value Fund

OBJECTIVE:

Long term growth of capital and income.

PRINCIPAL RISKS:

Market Risks

BABSON FUND:

Babson-Stewart Ivory
International Fund

OBJECTIVE:

Favorable total return
(market appreciation and income).

PRINCIPAL RISKS:

Market Risks
International Risks

BABSON FUNDS:

Babson Bond Trust
     Portfolio S - Shorter Term
Babson Bond Trust
     Portfolio L - Longer Term

OBJECTIVE:

Maximum current income and reasonable
stability of principal, consistent with its
quality and maturity standards.

PRINCIPAL RISKS:

Fixed Income Risks
Credit Risks

BABSON  FUNDS:

Babson Money Market Fund
     Federal Portfolio

Babson Money Market Fund
     Prime Portfolio

OBJECTIVE:

Maximizing income consistent with safety of
principal and liquidity. Seeks to maintain
liquidity and a one dollar net asset value.

PRINCIPAL RISKS:

Fixed Income Risks

BABSON FUND:

Babson Tax-Free Income Fund
     Portfolio MM - Money Market
Babson Tax-Free Income Fund
     Portfolio S - Shorter Term
Babson Tax-Free Income Fund
     Portfolio L - Longer Term

OBJECTIVE:

Providing the highest level of regular income
exempt from federal income tax consistent
with their quality and maturity standards.
The Money Market Portfolio seeks to maintain
a one dollar
net asset value.

PRINCIPAL RISKS:

Fixed Income Risks

The Principal Risks associated with each
Fund or Portfolio are described more fully
below in the section titled Principal Risk
Factors.

PRINCIPAL INVESTMENT STRATEGIES:

Each Fund and Portfolio will normally invest
for the long term (but may sell a stock at
any time the Advisor considers it overvalued
or otherwise unfavorable). They intend to
pursue their objectives by principally
investing as described below:

Babson Enterprise Fund - This Fund will
invest at least 80% in common stocks of
small, faster-growing companies (referred to
as micro-cap) worth between $15 million and
$300 million in stock market capitalization
at the time of purchase. The Fund will select
companies whose stocks are selling at prices
it believes are reasonable in relation to the
company's fundamental financial
characteristics and business prospects. The
primary valuation ratios used are:

 price relative to earnings
 price relative to sales
 price relative to assets as measured by book value
 price relative to cash flow

Babson Enterprise Fund II - This Fund will
invest substantially the same way as Babson
Enterprise Fund with the exception that it
will target companies larger relative to net
worth of between $250 million and $1 billion
in stock market capitalization at the time of
purchase. The Fund generally invests in
stocks listed on national or regional
exchanges or listed over-the-counter (e.g.,
NASDAQ) with prices quoted daily in the
financial press.

Babson Growth Fund - This Fund will remain
80% invested in a diversified list of common
stocks representing companies selected for
their long-term possibilities of both capital
and dividend income growth. The Investment
Adviser defines "above-average total return"
as total return that is higher than return
generated by traditional investment vehicles
other than equity products.

Babson Growth Fund will invest at time of
initial purchase in stocks of well-managed
companies in growing industries which have
demonstrated both a consistent and an above-
average ability to increase their earnings
and dividends and which have favorable
prospects of sustaining such growth.
Measurements used for selection screening
include:

 earning power
 dividend paying ability
 assets of the company

Shadow Stock Fund - This Fund will invest in
small company stocks called "Shadow Stocks".
These are stocks that combine the
characteristics of "small stocks" and
"neglected stocks". Small stocks are those
stocks that have market capitalization of
between $20 million and $213 million and have
annual net profits of at least $1 million for
the three most recent fiscal years.
"Neglected Stocks" are those that have below
average institutional holdings and below
average coverage by analysts and newsletters.
It is estimated that the Shadow Stock Fund
will contain about 250 stocks at any one
time.

The Fund will screen "small and neglected
stocks" and will not buy a stock or will sell
part or all of a stock it owns if the
Investment Adviser believes:

 the financial condition of the company is in jeopardy
 that liquidity is insufficient
 that total acquisition costs are unreasonably high
 the stock is selling for less than $5 per share (stock will not be sold for this reason alone but additional stock will not be bought below $4 per share)

The Fund will also sell stock based on:

 potential negative earnings
 tenders or potential mergers
 not meeting criteria for "neglected stocks" for three semi-annual evaluations not meeting criteria for "small stocks" by having market capitalization below $10 million or above $426 million

Babson Value Fund - This Fund will invest at
least 90% in common stocks that are
considered to be undervalued in relation to
earnings, dividends and/or assets. The Fund
will invest at time of initial purchase in
stocks that meet each of the following
criteria:

 stocks that the Fund considers to be undervalued based on their earnings, dividends and/or assets, or other widely recognized stock valuation measurements
 stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental characteristics
 stocks of companies with an investment quality rating (growth and stability of earnings and dividends) of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line.
 stocks of any price range that may or may not be paying current dividends

Babson-Stewart Ivory International Fund -
This Fund will invest at least 80% in equity
securities (common stocks and securities
convertible into common stocks) of
established companies whose primary business
is carried on outside the United States. It
will invest in at least 3 foreign countries
and no more than 35% of its assets in any one
country. Securities purchased will primarily
be listed on foreign stock exchanges and will
have attractive characteristics in terms of:

 growth
 financial resources
 quality
 acceptance of products or services
 ability to generate profits and in many cases - dividends

Babson-Stewart Ivory International Fund from
time to time will also purchase:

 investment grade fixed income securities of foreign governments or corporations
 American Depository Receipts
 European Depository Receipts
 International Depository Receipts
 Foreign currency or foreign currency forwards (the latter only for hedging)
 Securities not listed on an exchange (which may be more difficult to sell)

D.L. Babson Bond Trust - Portfolio L and
portfolio S - D.L. Babson Bond Trust offers
shares of two separate fixed income
portfolios. Portfolio L (Longer Term) will
have a dollar weighted average maturity of
more than five years. Portfolio S (Shorter
Term) will have a dollar weighted average
maturity of five years or less. Each
Portfolio may invest at time of purchase:

 At least 80% of its assets in debt securities to include: (1) direct or guaranteed obligations of the U.S. government and its agencies, and (2)
  investment grade debt securities issued by corporations or other business organizations, including notes and bonds. The Portfolios will limit its investment in securities rated BBB or Baa to no more than 25% of their assets.
 In debt securities secured by specific assets of the issuing corporation
  (such as mortgage bonds and equipment trusts) as well as unsecured debt securities that represent claims on the general credit of the issuer.
 Up to 25% of their assets in Yankee Bonds. Yankee Bonds are issued by foreign-domiciled entities and underwritten by a U.S. syndicate for delivery in the U.S.
 In cash or short term debt obligations.
 In variable rate master demand notes, which represent a borrowing agreement between an institutional lender and borrower.

Currently, the average weighted maturity
range of Portfolio L is 7 to 15 years and
Portfolio S is 2 to 5 years, but maturities
may be shortened or lengthened to respond to
interest rate changes.

D.L. Babson Money Market Fund - Federal
Portfolio and Prime Portfolio - D.L. Babson
Money Market Fund offers shares of two
separate portfolios. The Federal Portfolio
only invests in U.S. government securities,
while the Prime Portfolio may also invest in
other money market securities. Each invests
in high quality short-term debt instruments
for the purpose of maximizing income
consistent with safety of principal and
liquidity. Each Portfolio will have an
expected weighted average maturity 90 days or
less. Net asset value is expected to remain
constant at $1.00 per share. Each Portfolio
may invest at time of purchase:

 In direct obligations of the U.S. Government
 In obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury such as Government
  National Mortgage Association, Export-Import Bank, or the Student Loan
  Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing
  Bank or the U.S. Postal Service; or are supported by the credit of the government agency or instrumentality itself, such as securities of the
  Federal Home Loan Banks, or the Federal National Mortgage Association.
 In repurchase agreements collateralized by issues of the United States
  Treasury or United States government agencies

In addition, Prime Portfolio may invest at
time of purchase:

 In short term obligations issued domestically by U.S. commercial banks or savings and loan associations having assets of at least $1 billion and are members of FDIC or Federal Home Loan Banks Association
 In high quality commercial paper or variable rate master demand notes of corporations
 In high quality non-convertible short-term debt obligations

D.L. Babson Tax-Free Income Fund - Portfolio
L and Portfolio S - D.L. Babson Tax-Free
Income Fund offers shares of three separate
fixed income portfolios exempt from federal
income tax. Portfolio L (Longer Term) will
have an expected weighted average maturity
between ten and twenty five years with
maturities being longer than five years at
time of purchase. Portfolio S (Shorter Term)
will have an expected weighted average
maturity between two and five years with no
maturities more than ten years at time of
purchase. Each Portfolio may invest at time
of purchase:

 At least 80% of its assets (exclusive of cash) in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities. The interest they pay is expected to be exempt from federal income tax including the alternative minimum tax.
 At least 90% of the municipal bonds bought by Portfolio L and Portfolio S will be rated within the three top rating categories of Moody's (Aaa, Aa or
  A) or Standard & Poor's (AAA, AA or A).
 Investments by Portfolio L and Portfolio S in short term municipal obligations and notes will be (1) backed by the full faith and credit of the
  United States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) A-1 or
  A-2 by Standard & Poor's; or (4) if unrated short-term then the issuer's long-term bond rating must be at least A as determined by Moody's or
  Standard & Poor's.
 In cash or short term money market obligations (including taxable money market obligations on a temporary basis) that are rated in the top two categories (A-1/Prime-1 or A-2/Prime-2).

D.L. Babson Tax-Free Income Fund - Portfolio
MM - Portfolio MM is a portfolio of money
market securities exempt from federal income
tax. It will have an expected weighted
average maturity 90 days or less. Net asset
value is expected to remain constant at $1.00
per share. Portfolio MM may invest at time of
purchase:

 Only in securities that satisfy the requirements of Rule 2a-7 of the
  Investment Company Act of 1940.
 At least 80% of its assets (exclusive of cash) in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States. Most interest is expect to be exempt from federal income tax including the alternative minimum tax.
 In cash or short term money market obligations.

PRINCIPAL RISK FACTORS

As with any mutual fund, there is a risk that
you could lose money by investing in the
Funds or Portfolios. Investments are not
insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government
agency.

Market Risks

Common stocks fluctuate in price. Since
Growth, Enterprise, Enterprise II, Value,
Shadow and International Funds invest
primarily in common stocks, the value of the
Funds may go down.

Small Company Risks

Generally, smaller and less seasoned
companies have more potential for rapid
growth. However, they often involve greater
risk than larger companies. They may not have
the management experience, financial
resources, product diversification and
competitive strengths of larger companies.

Smaller company stocks tend to be bought and
sold less often and in smaller amounts than
larger company stocks. Because of this, if a
Fund wants to sell a large quantity of a
small company stock it may have to sell at a
lower price than its Adviser might prefer, or
it may have to sell in small quantities over
a period of time. Enterprise and Enterprise
II Funds try to minimize this risk by
investing in stocks that are readily bought
and sold. However, the lower liquidity of the
neglected stocks in which Shadow Stock Fund
invests carry greater risk in the event of a
weak stock market and substantial
liquidations by the Fund.

Fixed Income Risks

The yields and principal values of debt
securities fluctuate. Generally, values of
debt securities change inversely with changes
in interest rates. When interest rates go up,
the values of debt securities tend to go
down. As a result, the values of the
Portfolios L and S of Bond Trust and Tax-Free
Income Fund may go down. The fluctuations
that are experienced by Portfolios L will
likely be greater than those of Portfolios S,
since longer-term bond prices tend to
fluctuate more in response to interest rate
changes. Future interest rates cannot be
accurately and consistently forecast.

The amount of the dividends paid by a
Portfolio of Bond Trust, Tax-Free Income Fund
and Money Market Funds will change based on
the amount of income it earns on its
investments. Also, it is possible that the
issuer of a debt security may default on the
interest and principal payments due to a
Portfolio.

CREDIT RISKS

Fixed income securities rated in the fourth
classification by Moody's (Baa) and S&P (BBB)
may be purchased by Bond Trust. These
securities have speculative characteristics
and changes in economic conditions or other
circumstances are more likely to lead to a
weakened capacity of those issuers to make
principal or interest payments, as compared
to issuers of more highly rated securities.

International Risks

International investing by the "International
Fund" poses additional risks such as currency
fluctuation and political instability. These
risks are inherently passed on to the
company's shareholders and in turn, to the
Fund's shareholders.

Investing in developing countries may pose
additional risks. Securities issued by
companies in developing countries may not be
as liquid as those in more developed
countries. In addition, regulations in
developing countries may not be as strong nor
information as readily available. Babson-
Stewart Ivory International Fund intends to
limit purchases of securities issued by
developing countries to no more than 20% of
the Fund.

Year 2000 Risks

Computer systems that cannot process and
calculate date-related information as of and
after January 1, 2000 are a concern for
financial and business organizations around
the world including "all the Funds." We are
taking steps to address the Year 2000 issue
with respect to the computers we use, and
have asked that our major service providers
take comparable steps. Also, the Funds'
Adviser is using its best efforts to evaluate
any potential adverse effects from the Year
2000 issue that may affect companies whose
stock may be purchased by the Funds. However,
there is no way to be sure that these steps
will completely protect the Funds from being
affected.

Temporary Defensive Strategy

Each Fund may respond to adverse market,
economic, political or other conditions by
investing up to 100% of its assets in
temporary defensive investments, such as
cash, short-term debt obligations or other
high quality investments. During such
periods, the Funds may not achieve their
investment objectives.

PAST PERFORMANCE

The tables on the following page provide an
indication of the risks of investing in the
Funds. The tables below show how the total
returns generated by the respective Funds
have changed for each calendar year and how
the Funds' average annual returns for certain
periods compare with those of an appropriate
benchmark. Each table reflects all expenses
of each Fund and assumes that all dividends
and capital gains distributions have been
reinvested in new shares of the same Fund.
Past performance is not necessarily an
indication of how a Fund will perform in the
future.

Babson Enterprise Fund - Chart

Babson Enterprise Fund II - Chart

Babson Growth Fund - Chart

Babson Value Fund - Chart

Shadow Stock Fund - Chart

Babson-Stewart Ivory International Fund - Chart

Babson Bond Trust - Portfolio L - Chart

Babson Bond Trust - Portfolio S - Chart

Babson Money Market Fund - Prime Portfolio - Chart

Babson Money Market Fund - Federal Portfolio - Chart

Babson Tax-Free Income Fund - Portfolio L - Chart

Babson Tax-Free Income Fund - Portfolio MM - Chart

Babson Tax-Free Income Fund - Portfolio S - Chart

FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                            BABSON   BABSON    BABSON  SHADOW  BABSON  STEWART IVORY
                         ENTERPRISE ENTERPRISE GROWTH  STOCK   VALUE  INTERNATIONAL
                             FUND    FUND II    FUND    FUND    FUND       FUND

Shareholder Fees
 (fees paid directly
 from your investment)

  Maximum Sales Charge
   (Load) Imposed
   on Purchases              None     None     None     None     None     None

  Maximum Deferred
   Sales Charge
   (Load)                    None     None     None     None     None     None

  Maximum Sales Charge
   (Load) Imposed on
   Reinvested Dividends      None     None     None     None     None     None

  Redemption Fee             None*    None*    None*    None*    None*    None*

  Exchange Fee               None     None     None     None     None     None

*A $10 fee is imposed for redemptions by wire.

Annual Fund Operating
 Expenses (expenses that
 are deducted from Fund
 assets)

  Management Fees            1.10%    1.20%     .78%    1.00%     .95%     .95%

  Distribution (12b-1)
   Fees                      None     None     None     None     None     None

  Other Expenses              .01%     .03%     .01%     .10%     .01%     .28%

  Total annual Fund
   Operating Expenses        1.11%    1.23%     .79%    1.10%     .96%    1.23%

                                          BABSON  BABSON  BABSON    BABSON    BABSON
                         BABSON   BABSON  MONEY   MONEY   TAX-FREE  TAX-FREE  TAX-FREE
                          BOND     BOND   MARKET  MARKET  INCOME    INCOME    INCOME
                         TRUST    TRUST   FUND    FUND    FUND      FUND      FUND
                       PORTFOLIO PORTFOLIO PRIME  FEDERAL PORTFOLIO PORTFOLIO PORTFOLIO
                            L       S   PORTFOLIO PORTFOLIO    L      S       MM

Shareholder Fees
 (fees paid directly
 from your investment)

  Maximum Sales Charge
   (Load) Imposed on
   Purchases               None    None    None     None     None    None    None

  Maximum Deferred
   Sales Charge(Load)      None    None    None     None     None    None    None

  Maximum Sales Charge
   (Load)Imposed on
   Reinvested Dividends    None    None    None     None     None    None    None

  Redemption Fee           None*   None*   None*    None*    None*   None*   None*

  Exchange Fee             None    None    None     None     None    None    None

*A $10 fee is imposed for redemptions by wire.

Annual Fund Operating
 Expenses(expenses
 that are deducted
 from Fund assets)

 Management Fees            .95%    .95%**  .85%     .85%     .95%    .95%    .50%

 Distribution
  (12b-1) Fees             None    None    None     None     None    None    None

 Other Expenses             .02%    .02%    .03%     .03%     .08%    .06%    .05%

 Total Annual Fund
  Operating Expenses        .97%    .97%    .88%     .88%    1.03%   1.01%    .55%

**The Manager has voluntarily agreed to a reduction in the management fee paid by the portfolio to .65% through March 31, 2000.

Fee Examples
These examples are intended to help you
compare the cost of investing in each Fund
with the cost of investing in other mutual
funds. They assume you invest $10,000 and
receive a 5% return each year. Although your
actual costs may be higher or lower, based on
the assumptions below your costs would be:

                                        1 Year   3 Years   5 Years  10 Years
Babson Enterprise Fund                     113       353       612     1,352
Babson Enterprise Fund II                  125       390       676     1,489
Babson Growth Fund                          81       252       439       978
Shadow Stock Fund                          112       350       606     1,340
Babson Value Fund                           98       306       531     1,178
Babson-Stewart Ivory International Fund    125       390       676     1,489
Babson Bond Trust - Portfolio L             99       309       536     1,190
Babson Bond Trust - Portfolio S             99       309       536     1,190
Babson Money Market - Federal Portfolio     90       281       488     1,084
Babson Money Market - Prime Portfolio       90       281       488     1,084
Babson Tax-Free Income - Portfolio L       105       328       569     1,259
Babson Tax-Free Income - Portfolio S       103       322       558     1,236
Babson Tax-Free Income - Portfolio MM       56       176       307       689

MANAGEMENT AND INVESTMENT ADVISER

Jones & Babson, Inc. was founded in 1959.
Jones & Babson, Inc. acts as the Manager and
principal underwriter of the Babson Fund
family. Pursuant to the current Management
Agreement, Jones & Babson, Inc. provides or
pays the cost of all management, supervisory
and administrative services required in the
normal operation of the Funds. This includes
investment management and supervision; fees
of the custodian, independent auditors and
legal counsel; officers, directors and other
personnel; rent; shareholder services; and
other items incidental to corporate
administration.

Operating expenses not required in the normal
operation of the Funds are payable by the
Funds. These expenses include taxes,
interest, governmental charges and fees,
including registration of the Fund with the
Securities and Exchange Commission and the
fees payable to various States, brokerage
costs, dues, and all extraordinary costs
including expenses arising out of anticipated
or actual litigation or administrative
proceedings.

As a part of the Management Agreement, Jones
& Babson, Inc. employs at its own expense
David L. Babson & Co., Inc., an investment
advisory firm founded in 1940, as its
Investment Adviser to assist in the
investment advisory function. To assist in
the investment advisory function related to
Babson-Stewart Ivory International Fund,
Jones & Babson, Inc. employs at its own
expense Babson-Stewart Ivory International, a
partnership formed in 1987, by David L.
Babson & Co. of Cambridge, Massachusetts and
Stewart Ivory & Company (International) Ltd,
a wholly owned subsidiary of Stewart Ivory
(Holdings), Ltd., of Edinburgh, Scotland.

James B. Gribbell has been the manager of
Babson Growth Fund since 1996. He is a
Chartered Financial Analyst ("CFA"). He
joined David L. Babson & Co. in 1991. Lance
F. James has been the manager of Babson
Enterprise II since its inception in 1991 and
manager of Enterprise since 1999. He joined
David L. Babson & Co. in 1986. Anthony M.
Maramarco, CFA, has been the manager of
Babson Value Fund and the Shadow Stock Fund
since 1999. He joined David L. Babson & Co.
in 1996 and has over 18 years investment
management experience, previously at Concept
Capital Management, Inc., from 1993-1996.
John G.L. Wright has been the manager of
Babson-Stewart Ivory International Fund since
its inception in 1988. He joined Stewart Fund
Managers (which became Stewart-Ivory) in
1971, and has over 30 years of investment
management experience. As of October 1999,
Mr. Wright co-manages the Fund with James W.
Burns. Mr. Burns joined Stewart Fund Managers
in 1990, and has 18 years of investment
management experience. Babson Bond Trust has
been managed by a committee of fixed income
professionals since October 1999. Joanne E.
Keers, CFA, has been the manager of Babson
Tax-Free Income Fund since 1999. She joined
David L. Babson & Co. in 1987.

For its services, Babson Growth Fund pays
Jones & Babson, Inc. a fee at the annual rate
of .85% of the first $250 million and .70% of
amounts in excess of $250 million of average
daily net assets. Babson Enterprise Fund and
Enterprise Fund II pay Jones & Babson, Inc. a
fee at the annual rate of 1.50% of the first
$30 million and 1% of amounts in excess of
$30 million of its average daily net assets.
Babson Value Fund, Babson-Stewart Ivory
International Fund and Babson Bond Trust pay
Jones & Babson, Inc. a fee at the annual rate
of .95% of average daily net assets. However,
during the period from May 1, 1988 through
March 31, 2000, Jones & Babson has agreed to
voluntarily waive .30% of the fee for
Portfolio S bringing its total to .65%.
Babson Tax-Free Income Fund Portfolio L and
Portfolio S pay Jones & Babson, Inc. a fee at
the annual rate of .95% of average daily net
assets. Shadow Stock Fund pays Jones &
Babson, Inc. a fee of 1.00% of average daily
assets. Babson Tax-Free Income Fund Portfolio
MM pays Jones & Babson, Inc. a fee at the
annual rate of .50% of average daily net
assets. Babson Money Market Fund Portfolio
Prime and Portfolio Federal pay Jones &
Babson, Inc. a fee at the annual rate of
0.85% of average daily assets. The Management
Agreement limits the liability of the Manager
or its Investment Adviser, as well as their
officers, directors and personnel, to acts or
omissions involving willful malfeasance, bad
faith, gross negligence or reckless disregard
of their duties.

Jones & Babson, Inc. is located at 700 Karnes
Blvd., Kansas City, MO 64108-3306 and David
L. Babson & Co., Inc. is located at One
Memorial Drive, Cambridge, MA 02142.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended
to help you understand each Fund's financial
performance for the five years ended June 30,
1999, except for Babson Enterprise Fund,
Babson Enterprise Fund II, Babson Value Fund
and Babson Bond Trust (Portfolio L &
Portfolio S) which is for the seven months
ended June 30, 1999 and the five years ended
November 30, 1998. Certain information
reflects financial results for a single share
of a Fund. The total returns in the tables
represent the rate that an investor would
have earned on an investment in a Fund
(assuming reinvestment of all dividends and
distributions). The financial highlights for
Babson Growth Fund, Shadow Stock Fund, Babson-
Stewart Ivory International Fund, Babson
Money Market Fund (Portfolio Prime and
Portfolio Federal) and Babson Tax-Free Income
Fund (Portfolio L, Portfolio S and Portfolio
MM) have been audited by Ernst & Young LLP
for the year ended June 30, 1999.
Additionally, the financial highlights for
Babson Enterprise Fund, Babson Enterprise
Fund II, Babson Value Fund and Babson Bond
Trust (Portfolio L and Portfolio S) were
audited by Ernst & Young LLP for the periods
indicated above. The financial highlights for
Babson Growth Fund, Shadow Stock Fund, Babson-
Stewart Ivory International Fund, Babson
Money Market Fund, (Portfolio Prime and
Portfolio Federal) and Babson Tax-Free Income
Fund (Portfolio L, Portfolio S and Portfolio
MM) for the years ended on or before June 30,
1998 have been audited by other auditors.
This information, along with the Funds'
financial statements, are included in the
annual report, which is available upon
request.

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock
outstanding throughout each period.

                                     SEVEN MONTHS ENDED     YEARS ENDED NOVEMBER 30,
                                       JUNE 30, 1999   1998    1997    1996   1995   1994

Net asset value, beginning of period       $16.63  $  21.22  $18.51  $17.35 $16.64 $17.20
  Income from investment operations:
   Net investment income                      .03       .04     .06     .06    .10    .03
   Net gains (losses) on securities
     (both realized and unrealized)           .58    (2.15)    5.31    3.06   2.34    .57
Total from investment operations              .61    (2.11)    5.37    3.12   2.44    .60
  Less distributions:
   Dividends from net investment income     (.05)     (.06)       -   (.12)  (.04)  (.05)
   Distributions from capital gains        (2.47)    (2.42)  (2.66)  (1.84) (1.69) (1.11)
  Total distributions                      (2.52)    (2.48)  (2.66)  (1.96) (1.73) (1.16)
Net asset value, end of period             $14.72    $16.63  $21.22  $18.51 $17.35 $16.64
Total return*                               4.70%  (11.05%)  33.49%  20.17% 16.42%  3.70%

Ratios/Supplemental Data
Net assets, end of period (in millions)      $155      $179    $216   $202    $202   $188
Ratio of expenses to average net assets**   1.11%     1.09%   1.08%  1.08%   1.09%  1.08%
Ratio of net investment income to
   average net assets**                      .32%      .29%    .30%   .35%    .67%   .22%
Portfolio turnover rate                       12%       22%     22%    24%     13%    15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock
outstanding throughout each period.

                                   SEVEN MONTHS ENDED            YEARS ENDED NOVEMBER 30,
                                     JUNE 30, 1999    1998    1997    1996    1995    1994

Net asset value, beginning of period        $23.20  $26.70  $22.75  $19.19  $16.22  $16.92
  Income from investment operations:
   Net investment income                       .03     .10     .08     .11     .05     .02
   Net gains (losses) on securities
     (both realized and unrealized)           2.37  (1.50)    6.97    4.45    3.03   (.39)
  Total from investment operations            2.40  (1.40)    7.05    4.56    3.08   (.37)
  Less distributions:
   Dividends from net investment income      (.05)   (.05)   (.11)   (.05)   (.02)      -
   Distributions from capital gains         (1.07)  (2.05)  (2.99)   (.95)   (.09)   (.33)
  Total distributions                       (1.12)  (2.10)  (3.10)  (1.00)   (.11)   (.33)
Net asset value, end of period              $24.48  $23.20  $26.70  $22.75  $19.19  $16.22
Total return*                               11.03% (5.61%)  35.29%  25.04%  19.11% (2.32%)

Ratios/Supplemental Data
Net assets, end of period (in millions)        $77     $83     $82     $46     $40     $36
Ratio of expenses to average net assets**    1.23%   1.22%   1.28%   1.38%   1.45%   1.50%
Ratio of net investment income to
   average net assets**                       .11%    .40%    .27%    .55%    .30%    .14%
Portfolio turnover rate                        14%     25%     25%     30%     15%      9%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON GROWTH FUND

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $   20.77 $   17.80 $   14.42 $   13.43 $   11.78
  Income from investment operations:
   Net investment income                         .02       .06       .09       .12       .18
   Net gains (losses) on securities
     (both realized and unrealized)             3.25      4.41      4.16      2.91      2.18
  Total from investment operations              3.27      4.47      4.25      3.03      2.36
  Less distributions:
   Dividends from net investment income        (.02)     (.06)     (.09)     (.13)     (.18)
   Distributions from capital gains           (4.01)    (1.44)     (.78)    (1.91)     (.53)
  Total distributions                         (4.03)    (1.50)     (.87)    (2.04)     (.71)
Net asset value, end of year               $   20.01 $   20.77 $   17.80 $   14.42 $   13.43
Total return                                  17.04%    26.73%    30.10%    22.99%    20.23%
Ratios/Supplemental Data
Net assets, end of year (in millions)     $      490 $      451 $     365 $    280 $     247
Ratio of expenses to average net assets         .79%       .80%      .83%     .85%      .85%
Ratio of net investment income to
   average net assets                           .09%       .30%      .61%      .82%    1.42%
Portfolio turnover rate                          39%        35%       20%       33%      17%

SHADOW STOCK FUND

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $   13.24 $   12.57 $   11.31 $   10.55 $    9.67
  Income from investment operations:
   Net investment income                         .11       .08       .12       .09       .10
   Net gains (losses) on securities
     (both realized and unrealized)            (.24)      2.54      2.44      1.67      1.42
  Total from investment operations             (.13)      2.62      2.56      1.76      1.52
  Less distributions:
   Dividends from net investment income        (.07)     (.10)     (.09)     (.10)     (.10)
   Distributions from capital gains            (.98)    (1.85)    (1.21)     (.90)     (.54)
  Total distributions                         (1.05)    (1.95)    (1.30)    (1.00)     (.64)
Net asset value, end of year               $   12.06 $   13.24 $   12.57 $   11.31 $   10.55
Total return                                  (.25%)    21.98%    23.63%    17.13%    16.16%
Ratios/Supplemental Data
Net assets, end of year (in millions)     $       50 $      52 $      41 $      39 $      39
Ratio of expenses to average net assets        1.10%     1.16%     1.13%     1.14%     1.13%
Ratio of net investment income
   to average net assets                        .97%      .56%     1.00%      .79%     1.01%
Portfolio turnover rate                          21%       43%        0%       25%       19%

BABSON VALUE FUND

Condensed data for a share of capital stock
outstanding throughout each period.

                                 SEVEN MONTHS ENDED         YEARS ENDED NOVEMBER 30,
                                    JUNE 30, 1999    1998    1997    1996    1995    1994

Net asset value, beginning of period       $47.42  $47.73  $38.65  $31.78  $25.19  $25.36
  Income from investment operations:
   Net investment income                      .45     .62     .51     .55     .59     .56
   Net gains (losses) on securities
     (both realized and unrealized)          5.90    1.09    9.65    7.20    7.20     .58
  Total from investment operations           6.35    1.71   10.16    7.75    7.79    1.14
  Less distributions:
   Dividends from net investment income     (.44)   (.56)   (.47)   (.53)   (.60)   (.40)
   Distributions from capital gains        (1.97)  (1.46)   (.61)   (.35)   (.60)   (.91)
  Total distributions                      (2.41)  (2.02)  (1.08)   (.88)  (1.20)  (1.31)
Net asset value, end of period             $51.36  $47.42  $47.73  $38.65  $31.78  $25.19
Total return*                              14.14%   3.85%  26.89%  24.91%  32.07%   4.51%
Ratios/Supplemental Data
Net assets, end of period (in millions)    $1,244  $1,494  $1,419    $764    $293    $120
Ratio of expenses to average net assets**    .96%    .98%    .97%    .96%    .98%    .99%
Ratio of net investment income
   to average net assets**                  1.05%   1.28%   1.22%   1.63%   2.12%   2.32%
Portfolio turnover rate                       13%     42%     17%     11%      6%     14%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $   19.65 $   19.53 $   18.04 $   15.96 $   16.41
  Income from investment operations:
   Net investment income                         .03       .08       .07       .07       .16
   Net gains (losses) on securities
     (both realized and unrealized)              .66      1.07      1.70      2.85       .23
  Total from investment operations               .69      1.15      1.77      2.92       .39
  Less distributions:
   Dividends from net investment income        (.04)     (.07)     (.05)     (.08)     (.17)
   Distributions from capital gains            (.82)     (.96)     (.23)     (.65)     (.67)
   Distributions in excess of
      realized capital gains                    -         -         -        (.11)      -
  Total distributions                          (.86)    (1.03)     (.28)     (.84)     (.84)
Net asset value, end of year               $   19.48 $   19.65 $   19.53 $   18.04 $   15.96
Total return                                   3.76%     6.48%     9.91%    18.66%     2.54%

Ratios/Supplemental Data
Net assets, end of year (in millions)      $      89 $     104 $     111 $      80 $      65
Ratio of expenses to average net assets        1.23%     1.16%     1.19%     1.26%     1.30%
Ratio of net investment income
   to average net assets                        .24%      .37%      .47%      .44%     1.13%
Portfolio turnover rate                          51%       48%       40%       33%       37%

BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock
outstanding throughout each period.

                                   SEVEN MONTHS ENDED            YEARS ENDED NOVEMBER 30,
                                      JUNE 30, 1999    1998     1997     1996    1995     1994

Net asset value, beginning of period         $ 1.59  $ 1.56  $  1.55  $  1.58  $ 1.47  $  1.67
  Income from investment operations:
   Net investment income                        .05     .09      .10      .11     .11      .11
   Net gains (losses) on securities
     (both realized and unrealized)           (.07)     .03      .01    (.03)     .11    (.15)
  Total from investment operations            (.02)     .12      .11      .08     .22    (.04)
  Less distributions:
   Dividends from net investment income       (.05)   (.09)    (.10)    (.11)    (.11)   (.11)
   Distributions from capital gains               -       -        -        -       -    (.05)
  Total distributions                         (.05)   (.09)    (.10)    (.11)    (.11)   (.16)
Net asset value, end of period             $   1.52  $ 1.59  $  1.56  $  1.55   $ 1.58  $ 1.47
Total return*                               (1.16%)   8.13%    7.26%    5.17%   15.28% (2.71%)
Ratios/Supplemental Data
Net assets, end of period (in millions)    $    121  $  128  $   132  $   142   $  161  $  140
Ratio of expenses to average net assets**      .97%    .97%     .97%     .97%     .97%    .97%
Ratio of net investment income
   to average net assets**                    5.73%   5.93%    6.38%    6.96%    7.06%   6.95%
Portfolio turnover rate                         38%     43%      59%      61%      50%     40%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock
outstanding throughout each period.

                                 SEVEN MONTHS ENDED       YEARS ENDED NOVEMBER 30,
                                  JUNE 30, 1999    1998    1997    1996    1995     1994

Net asset value, beginning of period     $ 9.91  $ 9.78  $ 9.77  $ 9.90   $9.43   $10.48
  Income from investment operations:
   Net investment income                    .33     .58     .62     .69     .73      .69
   Net gains (losses) on securities
     (both realized and unrealized)       (.31)     .13     .01   (.13)     .47    (.90)
  Total from investment operations          .02     .71     .63     .56    1.20    (.21)
  Less distributions:
   Dividends from net investment income   (.33)   (.58)   (.62)   (.69)   (.73)    (.69)
   Distributions from capital gains           -       -       -       -       -    (.15)
  Total distributions                     (.33)   (.58)   (.62)   (.69)   (.73)    (.84)
Net asset value, end of period           $ 9.60  $ 9.91  $ 9.78  $ 9.77   $9.90  $  9.43
Total return*                              .15%   7.47%   6.70%   5.96%  13.10%  (2.06%)

Ratios/Supplemental Data
Net assets, end of period (in millions)    $ 37    $ 38    $ 41    $ 34     $33     $ 30
Ratio of expenses to average net assets**  .67%    .67%    .66%    .66%    .67%     .67%
Ratio of net investment income
   to average net assets**                5.75%   5.90%   6.42%   7.10%   7.47%    7.02%
Ratio of expenses to average net assets
   before voluntary reduction of
   management fee **                       .97%    .97%    .97%    .96%    .97%     .97%
Portfolio turnover rate                     54%     60%     65%     48%     57%      42%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON MONEY MARKET FUND - PRIME PORTFOLIO

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $    1.00 $    1.00 $    1.00 $    1.00 $    1.00
  Income from investment operations:
   Net investment income                         .04       .05       .05       .05       .05

  Less distributions:
   Dividends from net investment income        (.04)     (.05)     (.05)     (.05)     (.05)

Net asset value, end of year               $    1.00 $    1.00 $    1.00 $    1.00 $    1.00
Total return                                   4.38%     4.82%     4.61%     4.83%     4.66%

Ratios/Supplemental Data
Net assets, end of year (in millions)     $      39  $      37  $     38 $      36 $      40
Ratio of expenses to average net assets        .88%       .91%      .92%      .92%      .92%
Ratio of net investment income
   to average net assets                      4.30%      4.73%     4.58%     4.75%     4.58%

BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $    1.00 $    1.00 $    1.00 $    1.00 $    1.00
  Income from investment operations:
   Net investment income                         .04       .05       .04       .05       .04

  Less distributions:
   Dividends from net investment income        (.04)     (.05)     (.04)     (.05)     (.04)

Net asset value, end of year                $   1.00  $   1.00  $   1.00  $   1.00 $    1.00
Total return                                   4.31%     4.75%     4.58%     4.77%     4.56%

Ratios/Supplemental Data
Net assets, end of year (in millions)       $     13 $      12  $     13  $     10 $      10
Ratio of expenses to average net assets         .88%      .91%      .91%      .91%      .92%
Ratio of net investment income
  to average net assets                        4.23%     4.65%     4.51%     4.67%     4.48%

BABSON TAX-FREE INCOME FUND - PORTFOLIO L

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $    9.22 $    8.96 $    8.74 $    8.67     $8.52
  Income from investment operations:
   Net investment income                         .40       .40       .42       .41       .42
   Net gains (losses) on securities
     (both realized and unrealized)            (.24)       .28       .24       .07       .17
  Total from investment operations               .16       .68       .66       .48       .59
  Less distributions:
   Dividends from net investment income        (.40)     (.40)     (.42)     (.41)     (.42)
   Distributions from capital gains            (.07)     (.02)     (.02)      -        (.02)
  Total distributions                          (.47)     (.42)     (.44)     (.41)     (.44)
Net asset value, end of year               $    8.91 $    9.22 $    8.96 $    8.74     $8.67
Total return                                   1.70%     7.82%     7.67%     5.60%     7.21%
Ratios/Supplemental Data
Net assets, end of year (in millions)      $      26 $      27 $      27 $      27       $28
Ratio of expenses to average net assets        1.03%     1.06%     1.01%     1.01%     1.02%
Ratio of net investment income
   to average net assets                       4.36%     4.46%     4.71%     4.67%     4.98%
Portfolio turnover rate                           9%       18%       21%       39%       34%

BABSON TAX-FREE INCOME FUND - PORTFOLIO S

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $   10.79 $   10.74 $   10.69 $   10.71 $   10.62
  Income from investment operations:
   Net investment income                         .42       .44       .44       .44       .45
   Net gains (losses) on securities
     (both realized and unrealized)            (.21)       .08       .10       .01       .10
  Total from investment operations               .21       .52       .54       .45       .55
  Less distributions:
   Dividends from net investment income        (.42)     (.44)     (.44)     (.44)     (.45)
   Distributions from capital gains            (.03)     (.03)     (.05)     (.03)     (.01)
  Total distributions                          (.44)     (.47)     (.49)     (.47)     (.46)
Net asset value, end of year               $   10.56 $   10.79 $   10.74 $   10.69 $   10.71
Total return                                   1.96%     4.84%     5.18%     4.25%     5.32%

Ratios/Supplemental Data
Net assets, end of year (in millions)      $      19 $      21 $      23 $      25 $      28
Ratio of expenses to average net assets        1.01%     1.06%     1.01%     1.01%     1.01%
Ratio of net investment income
   to average net assets                       3.82%     4.00%     4.12%     4.13%     4.28%
Portfolio turnover rate                          22%       21%       23%       41%       34%

BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

Condensed data for a share of capital stock
outstanding throughout each period.

                                                             YEARS ENDED JUNE 30,
                                                1999      1998      1997      1996      1995

Net asset value, beginning of year         $    1.00 $    1.00 $    1.00 $    1.00     $1.00
  Income from investment operations:
   Net investment income                         .03       .03       .03       .03       .03

  Less distributions:
   Dividends from net investment income        (.03)     (.03)     (.03)     (.03)     (.03)

Net asset value, end of year               $    1.00 $    1.00 $    1.00 $    1.00     $1.00
Total return                                   2.70%     3.06%     3.03%     3.15%     3.05%
Ratios/Supplemental Data
Net assets, end of year (in millions)      $      10 $      10 $       9 $       8       $16
Ratio of expenses to average net assets         .55%      .61%      .58%      .58%      .59%
Ratio of net investment income
   to average net assets                       2.65%     3.06%     3.10%     3.15%     3.07%

HOW TO PURCHASE SHARES

No Load Funds

 There are no sales commissions or Rule 12b-1 fees

How to Buy Shares (see accompanying chart on page 24 for details)

 By phone, mail or wire
 Through Automatic Monthly Investments
 Through exchanges from a Babson or Buffalo Fund (non fiduciary accounts only)

Minimum Initial Investment

 $1,000 for most accounts
 $250 for IRA and Uniform Transfer (Gift) to Minors accounts
 $100 with an Automatic Monthly Investment
 $1,000 for exchanges from another fund ($100 for IRAs and Uniform Gifts to
  Minors accounts)

Minimum Additional Investment

 $100 by phone, mail or ACH
 $1,000 By Wire
 $50 for Automatic Monthly Investments
 $1,000 for exchanges from another fund ($100 for IRAs and Uniform Gifts to
  Minors accounts)

Minimum Account Size

You must maintain a minimum account value
equal to the current minimum initial
investment ($1,000). If your account falls
below this amount due to redemptions (not
market action) we may notify you and ask you
to increase the account to the minimum. We
will close the account and send your money if
you do not bring the account up to the
minimum within 60 days after we mail you the
notice.

HOW TO REDEEM SHARES

You may withdraw from your Fund's account at
any time in the following amounts:
 any amount for redemptions requested by
   mail or phone to address of record
 $50,000 for fund web site redemptions
 $1,000 or more for redemptions wired to
   your account ($10 fee) ($100 minimum for ACH
   to bank account)
 $50 or more for redemptions by a systematic
   redemption plan (there may be a fee)
 $1,000 or more for exchanges to another
   fund ($100 for IRAs and Uniform Gifts to
   Minors accounts)
 $100 or more for redemptions by automatic
   monthly exchange to another fund

SHAREHOLDER SERVICES

The following services are also available to
shareholders. Please call 1-800-4-BABSON (1-
800-422-2766) for more information:
 Uniform Transfers (Gifts) to Minors
accounts
 Accounts for corporations or partnerships
 Sub-Accounting Services for tax qualified
   retirement plans and others
 Prototype Retirement Plans for the self-
   employed, partnerships and corporations.
 Traditional IRA accounts
 Roth IRA accounts
 Simplified Employee Pensions (SEPs)

HOW SHARE PRICE IS DETERMINED

Shares of the Funds are purchased or redeemed
at the net asset value per share next
calculated after your purchase order and
payment or redemption order is received in
good order (see "Additional Policies" below).
In the case of certain institutions which
have made satisfactory payment or redemption
arrangements with the Funds, orders may be
processed at the net asset value per share
next effective after receipt by that
institution.

The per share calculation is made by
subtracting from the Fund's total assets any
liabilities and then dividing into this
amount the total outstanding shares as of the
date of the calculation. The net asset value
per share (except for portfolio MM) is
computed once daily, Monday through Friday,
at 4:00 p.m. (Eastern Time) on days when the
Funds are open for business (generally the
same days that the New York Stock Exchange is
open for trading). The net asset value per
share for Portfolio MM is computed at 1:00
p.m. (Eastern Standard Time).

Each security owned by the Funds that is
listed on an Exchange is valued at its last
sale price on that Exchange on the date as of
which assets are valued. Where the security
is listed on more than one Exchange, the
Funds will use the price of that Exchange
which they generally consider to be the
principal Exchange on which the stock is
traded. Lacking sales, the security is valued
at the mean between the last current closing
bid and asked prices. An unlisted security
for which over-the-counter market quotations
are readily available is valued at the mean
between the last current bid and asked
prices. When market quotations are not
readily available, any security or other
asset is valued at its fair value as
determined in good faith by the Board of
Directors.

Short-term instruments maturing within 60
days may be valued at amortized cost. The
Portfolios of the Money Market Fund and
Portfolio MM of the Tax-Free Income Fund
value assets on the basis of amortized cost.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

Your distributions will be reinvested
automatically in additional shares of the
same Fund unless you have elected on your
original application, or by written
instructions filed with the Funds, to have
them paid in cash ($10 minimum check amount).
There are no fees or sales charges on
reinvestments.

If you buy shares of any fund shortly before
the record date, please keep in mind that any
distribution will lower the value of the
fund's shares by the amount of the
distribution and you will then receive a
portion of the price back in the form of a
taxable distribution.

DISTRIBUTIONS - Bond Trust, Tax Free Income
Fund and Money Market Fund - At the end of
each day, the Portfolios declare dividends
from their net investment income. These
dividends are payable to those who were
shareholders of record at the end of the
previous business day. On the last day of the
month, all dividends declared during that
month are credited to the accounts of those
shareholders. Distributions from capital
gains, if any, will be declared annually by
December 31.

Shares begin earning income on the day
following the effective date of purchase.
Income earned by a Portfolio on weekends,
holidays and other days on which the Funds is
closed for business is declared as a dividend
on the next day on which the Fund is open for
business. However, on month-ends such
dividend is declared as of the last day of
the month.

Value Fund - The Value Fund pays shareholders
distributions from its net investment income
quarterly, usually in March, June, September
and December. Distributions from any net
capital gains that it has realized on the
sale of securities will be declared annually
on or before December 31.

Stewart Ivory International Fund, Growth Fund
and Shadow Stock Fund - The Funds pay
dividends from net investment income and
capital gains, if any, semiannually, usually
in June and December.

Enterprise Fund and Enterprise Fund II - The
Funds pay shareholders distributions from its
net investment income and from any net
capital gains that it has realized on the
sale of the securities. Each of these
distributions will be declared annually on or
before December 31.

TAX CONSIDERATIONS - In general, fund
distributions are taxable to you as either
ordinary income or capital gains. This is
true whether you reinvest your distributions
in additional fund shares or receive them in
cash. Any capital gains a fund distributes
are taxable to you as long-term capital gains
no matter how long you have owned your
shares.

Distributions from Portfolios S and L of the
Tax-Free Income Fund will consist primarily
of exempt- interest dividends from interest
earned on municipal securities. In general,
exempt-interest dividends are exempt from
federal income tax. These portfolios,
however, may invest a portion of their assets
in securities that pay income that is not tax-
exempt.

By law, a fund must withhold 31% of your
taxable distributions and proceeds if you do
not provide your correct social security or
taxpayer identification number, or if the IRS
instructs the fund to do so.

Every January, you will receive a statement
that shows the tax status of distributions
you received for the previous year.
Distributions declared in December but paid
in January are taxable as if they were paid
in December.

In general, when you sell your shares of a
fund, you may have a capital gain or loss.
For tax purposes, an exchange of your fund
shares for shares of a different Babson Fund
is the same as a sale. The individual tax
rate on any gain from the sale or exchange of
your fund shares depends on your marginal tax
bracket and on how long the shares have been
held. However, because the Federal and Prime
Portfolios of the Money Market Fund and
Portfolio MM of the Tax-Free Income Fund
expect to maintain a $1.00 net asset value
per share, investors in these Portfolios
should not have any gain or loss on the sale
of such shares.

Exempt-interest dividends paid by Portfolios
S and L of the Tax-Free Income Fund are taken
into account when determining the taxable
portion of an investor's social security or
railroad retirement benefits. These
Portfolios may invest a portion of their
assets in private activity bonds. The income
from these bonds will be a preference item
when determining an investor's alternative
minimum tax.

Many states grant tax-free status to
dividends paid from interest earned on direct
obligations of the U.S. government, subject
to certain restrictions.

Exempt-interest dividends from interest
earned on municipal securities of a state, or
of its political subdivisions, generally will
be exempt from that state's personal income
taxes. Most states, however, do not grant tax-
free treatment to interest on investments in
municipal securities of other states.

Fund distributions and gains from the sale or
exchange of your fund shares generally will
be subject to state and local income tax. Any
foreign taxes paid by the Stewart-Ivory
International Fund on its investments may be
passed through to you as a foreign tax
credit. Non-U.S. investors may be subject to
U.S. withholding and estate tax. You should
consult your tax advisor about the federal,
state, local or foreign tax consequences of
your investment in a fund.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

We cannot process transaction requests that
are not complete and in good order as
described in this section. We may cancel or
change our transaction policies without
notice. To avoid delays, please call us if
you have any questions about these policies.

If you wish to purchase (or redeem) shares of
a Babson Fund through a broker, a fee may be
charged by that broker. In addition, you may
be subject to other policies or restrictions
of the broker such as higher minimum account
value, etc.

Purchases - We may reject orders when not
accompanied by payment or when in the best
interest of the Funds and their shareholders.

Redemptions - The Funds try to send
redemption proceeds to the proper party, as
instructed, as soon as practicable after a
redemption request has been received in "good
order" and accepted, but reserves the right
under certain circumstances to delay
redemption transactions up to seven days, or
as required by applicable law. The Fund
Manager believes that certain investors who
try to "time the market" by purchasing and
redeeming shares from the Funds on a regular
basis, may disrupt the investment process and
pose additional transactions costs to the
Funds. In those cases the Fund Managers may
delay redemption proceeds as described above
or take other actions it deems necessary to
discourage such activity.

If you request a redemption within 15 days of
purchase, we will delay sending your proceeds
until we are certain that we have collected
unconditional payment, which may take up to
15 days from the date of purchase. For your
protection, if your account address has been
changed within the last 30 days, your
redemption request must be in writing and
signed by each account owner, with signature
guarantees. The right to redeem shares may be
temporarily suspended in emergency situations
only as permitted under Federal law.

Withdrawal by Draft ("check") is limited to
open account shares of Babson Money Market
Fund or Babson Tax-Free Income Fund Portfolio
MM. Draft amounts may range from $500 to
$100,000.

We cannot accept requests that contain
special conditions or effective dates. We may
request additional documentation to insure
that a request is genuine. Under certain
circumstances, we may pay you proceeds in the
form of portfolio securities owned by the
Fund being redeemed. If you receive
securities instead of cash, you may incur
brokerage costs when converting into cash.

Signature Guarantees - You can get a
signature guarantee from most banks or
securities dealers, but not a notary public.
For your protection, we require a guaranteed
signature if you request:

 A redemption check sent to a different
payee, bank or address than we have on file.

 A redemption check mailed to an address
that has been changed within the last 30
days.

 A redemption for $50,000 or more in
writing.

 A change in account registration or
redemption instructions (including withdrawal
by draft election).

Corporations, Trusts and Other Entities -
Additional documentation is normally required
for corporations, fiduciaries and others who
hold shares in a representative or nominee
capacity. We cannot process your request
until we have all documents in the form
required. Please call us first to avoid
delays.

Exchanges to Another Fund - You must meet the
minimum investment requirement of the fund
you are exchanging into. The names and
registrations on the two accounts must be
identical. Your shares must have been held in
an open account for 15 days or more and we
must have received good payment before we
will exchange shares.

Telephone and fund web site Services - During
periods of increased market activity, you may
have difficulty reaching us by telephone. If
this happens, contact us by mail or web site.
We may refuse a telephone request, including
a telephone redemption request. We will use
reasonable procedures to confirm that
telephone or Fund web site instructions are
genuine. If such procedures are not followed,
the Funds may be liable for losses due to
unauthorized or fraudulent instructions. At
our option, we may limit the frequency or the
amount of telephone redemption requests.
Neither the Funds nor Jones & Babson, Inc.
assumes responsibility for the authenticity
of telephone and Fund web site redemption
requests.

CONDUCTING BUSINESS WITH THE BABSON FUNDS

BY PHONE

1-800-4-BABSON
(1-800-422-2766)
in the Kansas City area 751-5900

You must authorize each type of telephone
transaction
on your account application or the
appropriate form,
available from us. All account owners must
sign. When you call, we may request personal
identification and tape record the call.

HOW TO OPEN AN ACCOUNT BY PHONE

If you already have an account with us and
you have authorized telephone exchanges, you
may call to open an account in another Babson
or Buffalo Fund by exchange ($1,000 minimum).
The names and registrations on the accounts
must be identical.

HOW TO ADD TO AN ACCOUNT BY PHONE

You may make investments ($100 minimum) by
telephone. After we have received your
telephone call, we will deduct from your
checking account the cost of the shares.

Availability of this service is subject to
approval by the Funds and participating
banks.

HOW TO SELL SHARES BY PHONE

You may withdraw any amount ($1,000 minimum
if wired) by telephone or telegram. We will
send funds only to the address or bank
account on file with us. Provide the Fund's
name, your account number, the names of each
account owner (exactly as registered), and
the number of shares or dollar amount to be
redeemed. For wires, also provide the bank
name and bank account number.

HOW TO EXCHANGE SHARES BY PHONE

You may exchange shares ($1,000 minimum or
the initial minimum fund requirement) for
shares in another Babson Fund which have been
held in open account for 15 days or more.

All account owners are automatically granted
telephone and Fund web site exchange
privileges unless they decline them
explicitly in writing, either on the account
application or by writing to the Babson
Funds.

CONDUCTING BUSINESS WITH THE BABSON FUNDS

BY MAIL

Initial Purchases, Redemptions and all
Correspondence:
The Babson Fund Group
P.O. Box 219757
Kansas City, MO 64121-9779

Subsequent Purchases:
The Babson Fund Group
P.O. Box 219779
Kansas City, MO 64121-9779

HOW TO OPEN AN ACCOUNT BY MAIL

Complete and sign the application which
accompanies this Prospectus. Your initial
investment must meet the minimum amount. Make
your check payable to UMB Bank, n.a.

HOW TO ADD TO AN ACCOUNT BY MAIL

Make your check ($50 minimum) payable to UMB
Bank, n.a. and mail it to us. Always identify
your account number or include the detachable
reminder stub (from your confirmation
statement).

HOW TO SELL SHARES BY MAIL

In a letter, include the genuine signature of
each registered owner (exactly as
registered), the name of each account owner,
the account number and the number of shares
or the dollar amount to be redeemed. We will
send funds only to the address of record.

HOW TO EXCHANGE SHARES BY MAIL

In a letter, include the genuine signature of
each registered owner,
the account number, the number of shares or
dollar amount to
be exchanged ($1,000 minimum) and the Babson
Fund into which
the amount is being transferred.

CONDUCTING BUSINESS WITH THE BABSON FUNDS

BY WIRE

UMB Bank, n.a.,
Kansas City, Missouri, ABA #101000695
For Account Number 9870326213

Please provide:
(Fund Number)/(Babson Account Number)/(Name
on Account)

HOW TO OPEN AN ACCOUNT BY WIRE

Call us first to get an account number. We
will require information such as your Social
Security or Taxpayer Identification Number,
the amount being wired ($1,000 minimum), and
the name and telephone number of the wiring
bank. Then tell your bank to wire the amount.
You must send us a completed application as
soon as possible or payment of your
redemption proceeds will be delayed.

HOW TO ADD TO AN ACCOUNT BY WIRE

Wire share purchases ($1,000 minimum) should
include the names of each account owner, your
account number and the Babson Fund in which
you are purchasing shares. You should notify
us by telephone that you have sent a wire
purchase order to UMB Bank, n.a.

HOW TO SELL SHARES BY WIRE

Redemption proceeds ($1,000 minimum) may be
wired to your pre-identified bank account. A
$10 fee is deducted. If we receive your
request before 4:00 P.M. (Eastern Time) we
will normally wire funds the following
business day. If we receive your request
later in the day, we will normally wire funds
on the second business day. Contact your bank
about the time of receipt and availability.

HOW TO EXCHANGE SHARES BY WIRE

Not applicable.

CONDUCTING BUSINESS WITH THE BABSON FUNDS

THROUGH AUTOMATIC TRANSACTION PLANS

You must authorize each type of automatic
transaction on your account application or
complete an authorization form, available
from us upon request. All registered
owners must sign.

HOW TO OPEN AN ACCOUNT THROUGH AUTOMATIC
TRANSACTION PLANS

Not applicable.

HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC
TRANSACTION PLANS

Automatic Monthly Investment:
You may authorize automatic monthly
investments in a constant dollar amount ($50
minimum) from your checking account. We will
draft your checking account on the same day
each month in the amount you authorize.

HOW TO SELL SHARES THROUGH AUTOMATIC
TRANSACTION PLANS

Systematic Redemption Plan:
You may specify a dollar amount ($50 minimum)
to be withdrawn monthly or quarterly or have
your shares redeemed at a rate calculated to
exhaust the account at the end of a specified
period. A fee of $1.50 or less may be charged
for each withdrawal. You must own shares in
an open account valued at $10,000 when you
first authorize the systematic redemption
plan. You may cancel or change your plan or
redeem all your shares at any time. We will
continue withdrawals until your shares are
gone or until the Fund or you cancel the
plan.

HOW TO EXCHANGE SHARES THROUGH AUTOMATIC
TRANSACTION PLANS

Monthly Exchanges:
You may authorize monthly exchanges from your
account ($100 minimum) to another Babson
Fund. Exchanges will be continued until all
shares have been exchanged or until you
terminate the service.

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI)
contains additional information about the
Funds and is incorporated by reference into
this Prospectus. The Funds' annual and semi-
annual reports to shareholders contain
additional information about each Funds'
investments. In the Funds' annual report, you
will find a discussion of the market
conditions and investment strategies that
significantly affected each Fund's
performance during the last fiscal year.
You may obtain a free copy of these documents
by calling, writing or e-mailing the Funds as
shown below. You also may call the toll free
number given below to request other
information about the Funds and to make
shareholder inquiries.
You may review and copy the SAI and other
information about the Funds by visiting the
Securities and Exchange Commission's Public
Reference Room in Washington, DC (1-800-SEC-
0330) or by visiting the Commission's
Internet site at http://www.sec.gov. Copies
of this information also may be obtained,
upon payment of a duplicating fee, by writing
to the Public Reference Section of the
Commission, Washington, DC 20549-6009.

811-3823  Enterprise Fund
811-6258  Enterprise Fund II
811-901   Growth Fund
811-5218  Shadow Stock Fund
811-4114  Value Fund
811-5386  International Fund
811-495   Bond Trust
811-2963  Money Market Fund
811-2948  Tax-Free Income Fund

BABSON FUNDS
Jones & Babson Distributors
A Member of the Generali Group

1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com

EXHIBIT C

BABSON FUNDS

ANNUAL REPORT
June 30, 1999

EQUITIES
     Enterprise Fund
     Enterprise Fund II
     Growth Fund
     Shadow Stock Fund
     Value Fund
     International Fund
FIXED INCOME
     Bond Trust
     Money Market Fund
     Tax-Free Income Fund

BABSON FUNDS
Jones & Babson Distributors
A Member of the Generali Group

                            Table of
                            Contents

Economic Review                                   1
Babson Enterprise Fund                            2
Babson Enterprise Fund II                         5
Babson Growth Fund                                8
Shadow Stock Fund                                 11
Babson Value Fund                                 16
Babson-Stewart Ivory
  International Fund                              19
Babson Bond Trust                                 23
Babson Bond Trust
  Portfolio L                                     25
Babson Bond Trust
  Portfolio S                                     29
Babson Money Market Fund                          33
Babson Money Market Fund
  Prime                                           34
Babson Money Market Fund
  Federal                                         35
Babson Tax-Free Income Fund                       36
Babson Tax-Free Income Fund
  Portfolio L                                     37
Babson Tax-Free Income Fund
  Portfolio S                                     39
Babson Tax-Free Income Fund
  Portfolio MM                                    41
Statements of Assets
  and Liabilities                                 44
Statements of Operations                          46
Statements of Changes
  in Net Assets                                   48
Notes to Financial Statements                     52
Financial Highlights                              56
Report of Ernst & Young LLP,
Independent Auditors                              63

Message to our Shareholders

We are pleased to bring you the first combined annual statement of the Babson Family of Funds, which includes fiscal year-end reports for each of the Babson Funds. Previous annual reports were printed individually, and were supplied only to shareholders of each respective fund. We believe it will be beneficial for fund
shareholders to receive reports on all of the Babson Funds, and we expect the combined report to result in printing and mailing efficiencies, and enhanced shareholder servicing.

The combined annual report was made possible by our recent
decision to standardize the fiscal year of the various Babson
Funds to June 30. This date was selected both because many of the
Babson Funds already used that fiscal year-end, and also because it moved fiscal year-end audit work away from calendar year-end.
The common year-end should be beneficial for various reasons, including the possibility of combined fund prospectuses and
standardized dates for fiscal year-end distributions.

Shareholders who have not had a chance to invest in Babson
Enterprise Fund in recent years can now take part. The Fund has been temporarily reopended as of July 1, 1999.

These changes were made with our ultimate goal in mind - how can we best serve our Babson shareholder base? We understand that there are many other investment opportunities available, and we are alert for enhancements that will make your experience with us both profitable and pleasurable.

Thank you for your interest and participation in the Babson
Funds. We welcome your comments and questions.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President

ECONOMIC REVIEW

The two year tug of war between strength at home and weakness abroad may be coming to an end. The result could be more
moderate, but better balanced, growth for the U.S. economy.

Although the Asian economies' recovery will be a long and arduous process, their freefall has stopped (as shown at right). This improvement, from a sharply negative to a flat growth rate, means that these countries' currencies are no longer imploding. The weakness of the Asian currencies played havoc with U.S.
manufacturers over the past few years, causing demand for U.S.
exports to plummet while inexpensive imports flooded this
country. The stabilization of these currencies has led to the beginning of a modest improvement in American manufacturing.

While the U.S. economy is no longer being weighted down by
foreign factors, strong domestic demand, a  prime factor in the current robust economic growth, may also be in the process of being tempered. The Federal Reserve lowered short-term rates by three-quarters of a percent last fall when the Asian crisis
threatened to pull down the U.S. economy. Lower rates caused a surge in consumer spending as homeowners refinanced their
mortgages in droves, permanently lowering their monthly mortgage payments and freeing up money for other outlays. With foreign economies having stopped deteriorating, the Fed took away some of last fall's stimulus by raising rates one-quarter of a percent on
June 30. More significantly, long-term interest rates, which are determined by the market, rose a full percent during the first half of 1999 in response to the strong U.S. economy and a better overseas situation. Mortgage refinancings have plummeted in
response to higher rates, indicating that there will be less of a
"kick" to consumption in the coming months (as shown at right).

A modest slowdown in growth would be good for the economy. While impressive productivity gains have held inflation in check, the strength of demand has been outstripping the growth of the labor force. If that trend continues, inflationary forces could build to the point where the expansion would be threatened. By taking some modest pre-emptive action, the Fed hopes that a little steam will be let out of the economy, allowing growth to continue for a much longer time than would otherwise be the case.

David L. Babson & Co. Inc.

CHART - JAPANESE GDP YEAR-TO-YEAR PERCENT CHANGE

CHART - MORTGAGE REFINANCINGS VERSUS RATES

BABSON ENTERPRISE FUND

Babson Enterprise Fund achieved a solid total return (price
change and reinvested distributions) of 18.9% in the most recent fiscal quarter ended
June 30, 1999. During the same period, the small capitalization stocks in the unmanaged Russell
2000 index rose 15.6% while the large capitalization stocks in the unmanaged Standard & Poor's 500 index rose 7.1%. The Fund's strong second quarter follows a period of disappointing relative performance in the first fiscal quarter which  brings the total return year-to-date through June 30, 1999 to 3.2%. This compares to 9.3% for the Russell 2000 and 12.4% for the S&P's 500.

The first quarter saw a continuation of last year's keen investor focus on a narrow group of large cap stocks. This has propelled not just the large cap S&P 500 index but also the small cap
Russell 2000 index, which contains a number of the largest
Internet stocks. These stocks have sky-rocketed well beyond small cap status with E*Trade and CMGI being two of the largest, each with a market cap of more than $8 billion!

The tide has begun to turn in the last few months. Many Internet stocks are down significantly from their highs and small cap stocks have outperformed since early April. Even more encouraging is the recent performance of the very small cap names in Babson
Enterprise Fund. From April 26, 1999 to June 30, 1999, the Fund
rose 13%, far surpassing the Russell 2000's 5% return and the S&P
500's 1% return.

The outperformance of large cap stocks over the last few years has resulted in a large valuation gap between the largest and smallest stocks. These compelling valuations have not gone
unnoticed with six of the portfolio holdings receiving buyout offers from other companies this year at significant premiums. We believe the portfolio is currently well positioned with both bargain-basement valuations and strong earnings prospects.

The following companies were added to the portfolio in the first half of 1999:

Aavid Thermal Technologies - provides thermal management
solutions for electrical components.

Catherine's Stores - operates large-size women's apparel stores.

Cubic - designs and manufactures public transit revenue
collection systems.

Cuno - manufactures liquid and gas filtration products for the healthcare and industrial fluid processing industries.

Dayton Superior - manufactures concrete forming systems.

Enesco Group - sells branded gifts and collectibles.

Haven Bancorp - New York-based Savings and Loan with most of its branch offices in supermarkets.

Interface - manufactures carpet tile for the commercial and
institutional markets.

Petco Animal Supplies - operates pet supply stores.

Styling Technology - manufactures salon/spa personal care
products.

Zygo - designs high precision measurement tools.

Nine positions were liquidated during the quarter. CATS Software,
Daniel Industries, Defiance, Shelby Williams, Vermont Financial,
and Walbro were all buyout related sales or tenders. Shelby
Williams was acquired by another company in the portfolio, Falcon
Products, Arctic Cat, Brady, and Tab Products were liquidated during the last six months due to adverse assessments of future earnings prospects relative to existing market valuations.

CHART - BABSON ENTERPRISE FUND
VERSUS RUSSELL 2000

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON ENTERPRISE FUND

SHARES    COMPANY                                    MARKET VALUE

COMMON STOCKS - 95.07%
BASIC MATERIALS - 3.34%
175,000   Furon Co.                         $           3,325,000
114,250   Penford Corp.                                 1,856,562

CAPITAL GOODS - 24.63%
158,900   ABC-Naco, Inc.*                               3,257,450
216,400   American Precision Industries, Inc.*          2,326,300
150,626   Athey Products Corp.*                           320,080
357,500   Brown & Sharpe Manufacturing Co. Cl. A*       1,943,906
120,800   Channell Commercial Corp.*                    1,208,000
197,700   Chicago Bridge & Iron Co.                     2,755,444
231,900   Congoleum Corp. Cl. A*                        1,666,781
219,425   Corrpro Companies, Inc.*                      1,892,540
  9,500   Cubic Corp.*                                    233,938
  1,300   Cuno, Inc.*                                      24,862
108,400   Dayton Superior Corp.*                        2,012,175
186,300   EDO Corp.                                     1,350,675
 90,400   Engineered Support Systems, Inc.              1,067,850
 46,300   Farrell Corp.                                    95,494
165,800   Flir Systems, Inc.*                           2,507,725
131,900   Instron Corp.                                 2,670,975
 96,200   K-Tron International, Inc.*                   1,695,525
446,800   Lamson & Sessions Co.*                        2,680,800
186,165   Newcor, Inc.*                                   907,554
196,200   Schawk, Inc. Cl. A                            1,753,537
 73,600   Starrett (L.S.) Co. Cl. A                     1,978,000
 49,200   Terex Corp.*                                  1,497,525
123,100   TransTechnology Corp.                         2,423,531
                                                       38,270,667
CONSUMER CYCLICAL - 14.44%
108,500   Baldwin Piano & Organ Co.*                      895,125
 57,000   Catherine's Stores Corp.*                       705,375
  1,100   Enesco Group, Inc.*                              25,438
 99,200   Fab Industries, Inc.                          1,531,400
241,870   Falcon Products, Inc.                         2,464,051
206,800   Gottschalks, Inc.*                            1,887,050
194,400   Helen of Troy Ltd.*                           3,487,050
 10,200   Interface, Inc.*                                 87,975
204,400   Jacobson Stores, Inc.*                        1,481,900
239,900   MDC Corp. Cl. A*                              2,908,788
 51,550   Oneida Ltd.                                   1,449,844
 82,200   Petco Animal Supplies, Inc.*                  1,294,650
 70,600   Pulaski Furniture Corp.                       1,438,475
318,100   Spartan Motors, Inc.                          1,829,075
106,200   Swiss Army Brands, Inc.*                        942,525
                                                       22,428,721
CONSUMER STAPLES - 6.01%
 54,500   Genesee Corp. Cl. B                           1,444,250
119,300   J & J Snack Foods Corp.*                      2,863,200
 36,700   Marsh Supermarkets, Inc. Cl. A                  532,150
 84,700   Marsh Supermarkets, Inc. Cl. B                  995,225
207,200   Northland Cranberries, Inc. Cl. A             1,748,250
 51,800   Styling Technology Corp.*                       673,400
 93,600   Sylvan, Inc.*                                 1,088,100
                                                        9,344,575
ENERGY - 6.24%
588,500   Kaneb Services, Inc.*                         2,501,125
317,900   Matrix Service Co.*                           1,311,338
 94,600   Petroleum Helicopters, Inc. (non-voting)      1,158,850
 73,700   Petroleum Helicopters, Inc. (voting)            962,706
328,700   Tokheim Corp.*                                3,759,506
                                                        9,693,525

FINANCIAL - 3.02%
107,775   Capital Corp. of the West*                    1,347,188
 65,400   Cass Commercial Corp.                         1,602,300
  2,100   Haven Bancorp, Inc.*                             33,600
124,000   Sterling Financial Corp.*                     1,712,750
                                                        4,695,838
HEALTH CARE - 0.90%
175,375   Penwest Pharmaceutical Co.*                   1,403,000

MISCELLANEOUS - 9.11%
132,300   Alltrista Corp.*                              4,365,900
 98,900   Andersons, Inc.                               1,260,975
342,383   Jason, Inc.*                                  2,739,064
208,800   Kaman Corp. Cl. A                             3,275,550
 63,000   Sea Containers Ltd. Cl. A                     2,114,437
 12,000   Sea Containers Ltd. Cl. B                       403,500
                                                       14,159,426
TECHNOLOGY - 21.02%
 18,000   Aavid Thermal Technologies*                     407,250
146,700   CEM Corp.*                                    1,100,250
 39,634   CSP, Inc.*                                      262,575
231,000   Cerprobe Corp.                                2,310,000
300,400   Ennis Business Forms, Inc.                    2,572,175
221,800   ESCO Electronics Corp.*                       2,841,812
127,400   INSO Corp.*                                     684,775
 87,400   Landauer, Inc.                                2,578,300
219,000   MSC Software Corp.*                           1,272,938
148,100   Nashua Corp.*                                 1,462,488
 79,700   New England Business Service, Inc.            2,460,737
137,700   Nichols Research Corp.*                       3,012,188
172,700   Norstan, Inc.*                                2,147,956
368,800   Spectrum Control, Inc.*                       2,696,850
465,600   Titan Corp.*                                  5,121,600
151,600   Zygo Corp.*                                   1,733,925
                                                       32,665,819
TRANSPORTATION & SERVICES - 4.84%
 90,200   ABM Industries, Inc.                          2,768,013
132,800   International Shipholding Corp.               1,909,000
204,600   Railtex, Inc.*                                2,838,825
                                                        7,515,838
UTILITIES - 1.52%
 51,600   E'town Corp.                                  2,360,700

TOTAL COMMON STOCKS                                   147,719,671
(Cost $133,854,150)

FACE
AMOUNT    DESCRIPTION                                MARKET VALUE

REPURCHASE AGREEMENT - 6.82%
$10,600,000   UMB Bank, n.a.,
              4.29%, due July 1, 1999
              (Collateralized by Federal National
              Mortgage Association Discount Notes,
              due July 19, 1999 with a value
              of $7,413,464 and U.S. Treasury Notes,
              6.25%, due August 31, 2000
              with a value of $3,397,834)
          (Cost $10,600,000)                           10,600,000

TOTAL INVESTMENTS - 101.89%                           158,319,671
(Cost $144,454,150)

Other assets less liabilities - (1.89%)                (2,940,260)

TOTAL NET ASSETS - 100.00%                      $     155,379,411

For federal income tax purposes, the identified cost of
investments owned at June 30, 1999 was $144,646,780.

Net unrealized appreciation for federal income tax purposes was
$13,672,891, which is comprised of unrealized appreciation of
$33,221,763 and unrealized depreciation of $19,548,872.

*Non-income producing security

See accompanying Notes to Financial Statements.

BABSON ENTERPRISE FUND II

Babson Enterprise Fund II completed the second quarter, 1999 with a total return (price change and reinvested distributions) of
17.5%, compared to 15.6% for the unmanaged Russell 2000 index of small company stocks. This followed a period of less favorable relative performance in the first quarter so that the Fund's total return for the first half of 1999 was 7.8% versus 9.3% for the Russell 2000 index.

The Fund maintains a sizable advantage over the small cap
benchmark for the three years ended June 30, 1999 with an average annual total return of 14.5% versus 11.2% for the Russell 2000.
This superior longer term performance is one of the factors which led Standard & Poor's to recently select Babson Enterprise Fund
II as one of 19 mutual funds, out of a universe of 257 small-
capitalization value funds, to be awarded a Standard & Poor's
Select Fund designation (July 1999) for small cap value
investing. We are proud of this prestigious designation and will continue to strive to merit it.

The second quarter, 1999 was especially important to small cap investors because it marked the first time since the third
quarter of 1997 that small cap stocks outperformed large caps, based on their benchmark indexes. In the second quarter, the
Russell 2000's 15.6% return compared favorably to the S&P 500's
7.1% performance. The small cap sector benefited during the
quarter from a rotation to cyclical stocks and to increased
merger and acquisition activity as larger companies are taking advantage of the extremely attractive relative valuations of smaller companies to buy growth cheaply. The increased buyout activity has not only boosted the value of targeted small cap stocks, but is refocusing investors' attention on the broader market where other neglected small businesses possess a
compelling combination of earnings power and valuation. Even with the resurgence of small cap stocks in the second quarter,
valuations relative to large caps remain near 25-year lows.

Five new holdings were added to the Babson Enterprise Fund II portfolio in the six-month period. All five trade at attractive valuations while  possessing the potential for meaningful
earnings acceleration. Helen of Troy markets brand name hair care appliances and other personal care products and has an
outstanding record for strong, consistent earnings growth. Metals
USA processes metals and manufactures components from processed metals for a diverse client base. S.L. Green Realty is a real estate investment trust focusing on Class B office property in
New York City. Stein Mart is an apparel and accessories retailer offering current-season, brand name merchandise at prices 25% to
60% below traditional department stores. Titan is a high
technology defense contractor with exciting commercial
application potential for a number of its proprietary products.

Nine positions were liquidated in the first half of 1999.
Calmat, Elsag Bailey, and Life USA were objects of corporate buyout offers at significant premiums to their public market valuations. Calenergy, Charming Shoppes, Flowserve, Halter
Marine, PRI Automation, and Scitex were all sold due to concerns about future earnings prospects relative to their stock
valuations.

Within the small cap sector, we believe the Fund's portfolio is well positioned with a strong value orientation.

CHART - BABSON ENTERPRISE FUND II
VERSUS S&P 500 AND RUSSELL 2000

Standard & Poor's Select Funds is a ranking of mutual funds on a semiannual basis which have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style along with investment management attributes which are consistent with the fund's investment style.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON ENTERPRISE FUND II

SHARES    COMPANY                               MARKET VALUE

COMMON STOCKS - 99.25%
BASIC MATERIALS - 10.19%
108,500   Apogee Enterprises, Inc.          $   1,457,969
 47,800   Brush Wellman, Inc.                     866,375
223,400   Interface, Inc. Cl. A                 1,926,825
 61,200   Metals USA, Inc.*                       780,300
 60,700   New England Business Service, Inc.    1,874,113
 54,198   Wausau-Mosinee Paper Corp.              975,564
                                                7,881,146
CAPITAL GOODS - 16.90%
 66,100   Commscope, Inc.*                      2,032,575
114,100   Cuno, Inc.*                           2,182,163
 76,400   Foster Wheeler Corp.                  1,079,150
113,400   Gerber Scientific, Inc.               2,501,887
110,400   Herman Miller, Inc.                   2,318,400
152,300   MagneTek, Inc.*                       1,608,669
 41,900   Roper Industries, Inc.                1,340,800
                                               13,063,644
CONSUMER CYCLICAL - 32.55%
 60,000   AC Nielsen Corp.*                     1,815,000
121,800   BJ's Wholesale Club, Inc.*            3,661,612
 81,200   Central Newspapers, Inc. Cl. A        3,055,150
 49,100   Enesco Group, Inc.                    1,135,437
 49,900   Exide Corp.                             736,025
 34,900   Helen of Troy Ltd.*                     626,019
 90,900   Huffy Corp.                           1,272,600
105,300   La-Z Boy Chair Co.                    2,421,900
 35,700   Lee Enterprises, Inc.                 1,088,850
 28,000   Libbey, Inc.                            812,000
135,200   Petco Animal Supplies, Inc.*          2,129,400
 83,200   Stein Mart, Inc.*                       780,000
147,100   Stride Rite Corp.                     1,516,969
100,200   Sturm, Ruger & Company, Inc.          1,070,887
101,300   True North Communications, Inc.       3,039,000
                                               25,160,849
CONSUMER STAPLES - 3.02%
 40,000   Alberto-Culver Co. Cl. A                912,500
127,175   PSS World Medical, Inc.*              1,422,770
                                                2,335,270
ENERGY - 3.25%
102,900   Nabors Industries, Inc.*              2,514,619

FINANCIAL - 12.00%
 15,800   BancFirst Corp.                         541,150
182,208   Cash America International, Inc.      2,345,928
 56,631   Commerce Bancorp, Inc.                2,420,975
 24,860   Community Trust Bancorporation, Inc.    581,103
 98,600   Golden State Bancorp, Inc.*           2,169,200
 30,200   Golden State Bancorp, Inc.
          Litigation Tracking Warrants*            39,637
 34,500   Haven Bancorp, Inc.                     552,000
 30,600   S.L. Green Realty Corp.                 625,388
                                                9,275,381

MISCELLANEOUS - 10.52%
 72,000   Carlisle Companies, Inc.              3,465,000
110,500   Kaman Corp. Cl. A                     1,733,469
 84,300   Sea Containers Ltd. Cl. A             2,829,319
  3,200   Sea Containers Ltd. Cl. B               107,600
                                                8,135,388
TECHNOLOGY - 9.20%
 84,500   Adaptive Broadband Corp.*             1,848,438
 76,200   Exar Corp. Delaware*                  1,885,950
116,500   Information Resources, Inc.*          1,019,375
 27,500   Newport News Shipbuilding, Inc.         811,250
 55,300   Titan Corp.*                            608,300
 31,300   Xircom, Inc.*                           940,956
                                                7,114,269
TRANSPORTATION & SERVICES - 1.62%
 57,100   Circle International Group, Inc.      1,249,062

TOTAL COMMON STOCKS
(Cost $61,012,748)                             76,729,628

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 0.94%
$725,000  UMB Bank, n.a.,
          4.29%, due July 1, 1999
          (Collateralized by Federal
          National Mortgage Association
          Discount Notes, due July 19, 1999
          with a value of $740,050)
          (Cost $725,000)                         725,000

TOTAL INVESTMENTS - 100.19%
(Cost $61,737,748)                             77,454,628

Other assets less liabilities - (0.19%)          (145,592)

TOTAL NET ASSETS - 100.00%                  $  77,309,036

For federal income tax purposes, the identified cost of
investments owned
at June 30, 1999 was $61,743,735.

Net unrealized appreciation for federal income tax purposes was
$15,710,893, which is comprised of unrealized appreciation of
$20,584,905 and unrealized depreciation of $4,874,012.

*Non-income producing security

See accompanying Notes to Financial Statements.

BABSON GROWTH FUND

Babson Growth Fund achieved a total return (price change and reinvested distributions) of 3.0% in the second calendar quarter ended June 30, 1999. During the same period, growth stocks in the unmanaged Russell 1000 Growth index rose 3.9% and the average growth fund (1,216 total) as measured by Lipper Analytical
Services increased by 7.1%. Over the past year Babson Growth Fund increased by 17.0% on a total return basis, just below the 18.9%
return of the average growth fund tracked by Lipper.

Sector rotation was prolific and severe in the beginning of the second calendar quarter. Stable, high quality growth stocks were marked down considerably as investor sentiment turned on a dime and shifted toward value-oriented cyclical stocks that have
underperformed the broader market for the past several years.
Growth stocks in the S&P 500 index increased by 3.8% in the
second quarter, while value-oriented stocks in the index advanced
10.8% during the same time period.

Business trends in many parts of the technology and
communications sectors have been very strong in 1999, following a cyclical downturn in 1998. Semiconductor companies and
communication chip companies in particular have been big
contributors to returns in recent months. Four out of our top five performing investments in the second quarter were in the semiconductor industry: Analog Devices (analog semiconductors, up
69%), Microchip Technology (microcontrollers, up 37%), KLA-Tencor
(semiconductor manufacturing equipment, up 34%) and Vitesse
Semiconductor (high speed communications semiconductors, up 33%).
Other top performers Linear Technology and Maxim Integrated
Products were eliminated from the Fund during the quarter due to lofty valuations.

Stocks in the healthcare sector, and the pharmaceutical industry in particular, have underperformed the market so far this year by
15% as three factors came together in the second quarter: 1) an improved profit outlook for cyclical industries, 2) rising
interest rates and 3) credible proposals for a Medicare drug benefit. Most of our large investments in the healthcare sector underperformed the market in the second quarter, including Pfizer
(pharmaceuticals, down 21%), Guidant (medical devices, down 16%)
and American Home Products (pharmaceuticals, down 12%). At the end of the day it is quite clear to us that the pharmaceutical industry is one of the most attractive businesses in America today. Drug company products serve the general good, are
protected
from competing products with patents and are very research
intensive, thus providing steep barriers to entry. We feel very confident in the prospects for the pharmaceutical industry longer term.

FUND COMPOSITION
TOP TEN HOLDINGS:             % OF TOTAL

Cardinal Health                    5.03
Vitesse Semiconductor              4.62
Federal Home Loan Mortgage         4.07
Microchip Technology               3.66
MCI Worldcom                       3.63
Boston Scientific                  3.56
Guidant                            3.58
Analog Devices                     3.42
American Home Products             3.40
Safeway                            3.10
Total                              38.07%

Total Securities in Portfolio      40

As of June 30, 1999, statement of assets. Subject to change.

CHART - BABSON GROWTH FUND
VERSUS S&P 500 AND VALUE LINE

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON GROWTH FUND

SHARES    COMPANY                            MARKET VALUE

COMMON STOCKS - 99.56%
BASIC MATERIALS - 1.84%
 229,000  Monsanto Co.                      $   9,031,187

CAPITAL GOODS - 7.64%
105,000   General Electric Co.                 11,865,000
569,900   Herman Miller, Inc.                  11,967,900
1,327,600 MSC Industrial Direct, Inc. Cl. A*   13,607,900
                                               37,440,800
CONSUMER CYCLICAL - 4.00%
240,200   CVS Corp.                            12,190,150
336,000   Office Depot, Inc.*                   7,413,000
                                               19,603,150
CONSUMER STAPLES - 11.58%
 71,900   Anheuser-Busch Cos., Inc.             5,100,406
199,800   Gillette Co.                          8,191,800
236,000   PepsiCo, Inc.                         9,130,250
256,600   Philip Morris Cos., Inc.             10,312,112
307,000   Safeway, Inc.*                       15,196,500
370,100   Service Corp. International           7,124,425
 19,400   Wrigley William Jr. Co.               1,746,000
                                               56,801,493
ENERGY - 2.02%
100,000   Mobil Corp.                           9,900,000

FINANCIAL - 13.88%
129,450   American International
          Group, Inc.                          15,153,741
110,000   BankAmerica Corp.                     8,064,375
  3,465   Berkshire Hathaway, Inc. Cl. B*       7,761,600
344,500   Federal Home Loan
          Mortgage Corp.                       19,981,000
234,000   Mellon Bank Corp.                     8,511,750
269,812   Paychex, Inc.                         8,600,257
                                               68,072,723
HEALTH CARE - 24.88%
290,000   American Home Products Corp.         16,675,000
397,700   Boston Scientific Corp.*             17,473,944
169,800   Bristol-Myers Squibb Co.             11,960,287
384,250   Cardinal Health, Inc.                24,640,031
341,300   Guidant Corp.*                       17,555,619
731,400   Health Management Associates,
          Inc. Cl. A*                           8,228,250
186,800   Pharmacia & UpJohn, Inc.             10,612,575
135,500   Pfizer, Inc.                         14,871,125
                                              122,016,831
MEDIA & ENTERTAINMENT - 4.37%
330,800   A T & T Corp.*                       12,156,900
300,177   Walt Disney Co.                       9,249,204
                                               21,406,104

TECHNOLOGY - 29.35%
334,200   Analog Devices, Inc.*                16,772,663
215,200   Automatic Data Processing, Inc.       9,468,800
1,023,200 Cadence Design Systems, Inc.*        13,045,800
161,100   Cisco Systems, Inc.*                 10,390,950
427,000   Etec Systems, Inc.*                  14,197,750
282,500   KLA-Tencor Corp.*                    18,327,188
206,100   MCI Worldcom, Inc.*                  17,776,125
378,800   Microchip Technology, Inc.*          17,945,650
 37,200   Microsoft Corp.*                      3,354,975
336,000   Vitesse Semiconductor Corp.*         22,659,000
                                              143,938,901

TOTAL COMMON STOCKS                           488,211,189

(Cost $283,662,172)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 1.80%
$8,820,000   UMB Bank, n.a.,
             4.29%, due July 1, 1999
             (Collateralized by U.S.
             Treasury Notes, 6.25%
             due 8/31/00 with a value
             of $8,997,472)
          (Cost $8,820,000)                     8,820,000

TOTAL INVESTMENTS - 101.36%                   497,031,189
(Cost $292,482,172)

Other assets less liabilities - (1.36%)        (6,689,929)

TOTAL NET ASSETS - 100.00%                  $ 490,341,260

For federal income tax purposes, the identified cost of
investments owned at June 30, 1999 was $293,498,365.

Net unrealized appreciation for federal income tax purposes was
$203,532,824, which is comprised of unrealized appreciation of
$222,038,002 and unrealized depreciation of $18,505,178.

*Non-income producing security

See accompanying Notes to Financial Statements.

SHADOW STOCK FUND

Shadow Stock Fund achieved a total return (price change and
reinvested distributions) of 19.4% in the most recent quarter and
6.9% for the six months ended June 30, 1999. During the same period, the small capitalization stocks in the unmanaged Russell
2000 index rose 15.6% and 9.3%, respectively.

In the first quarter of 1999 small capitalization stock
portfolios continued to be challenged by a difficult market
environment that disproportionately favored a select group of large capitalization and highly liquid domestic equities. It was this select group of "large cap" growth stocks that drove the market to record highs in the quarter. Although small
capitalization stocks continued to be undervalued relative to large caps, investors continued to embrace the liquidity of the larger names. This disparity also existed in the first quarter within the small cap arena. Because of their small size, the companies in Shadow Stock Fund were more harshly penalized than the overall small cap sector as measured by the unmanaged Russell
2000 Index: returns for the companies in the Russell 2000 that exceeded our size limitation were more than 13 percentage points greater than the returns of the remaining companies.

Compounding negative effect of the "size factor" was the fact that Shadow Stock Fund had no participation in the strongest
Russell 2000 sector, communications services. One of our largest weightings was in the utilities sector, which was the weakest sector in the index.

In the second quarter Shadow Stock Fund participated nicely in the rebound of the small cap sector and managed to outperform the unmanaged Russell 2000. Our micro cap orientation benefited
greatly from the extreme reversal of style preference from growth to value experienced in April. It took only a small percentage of funds reallocated from the big favorites to the smaller companies to result in a quick and dramatic price increase in the generally less liquid, smaller stocks. More specifically, our strong
performance in the second quarter relative to the benchmark can be attributed largely to our overweighting in the utilities
sector.

The valuation characteristics of Shadow Stock Fund continue to be very attractive. Though recent performance has been strong, we have seen only a small portion of the potential impact that
further normalization of the valuation gap between small caps and large stocks can produce.

In late June, ordinary income dividends of $0.03 per share and realized capital gains of $0.30 per share were distributed and reinvested at $11.52 per share.

CHART - SHADOW STOCK FUND
VERSUS RUSSELL 2000

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
SHADOW STOCK FUND

SHARES    COMPANY                            MARKET VALUE

COMMON STOCKS - 95.14%
BASIC MATERIALS - 4.81%
 14,101   Aceto Corp.                       $     162,162
  3,300   American Biltrite, Inc.                  67,650
 15,200   American Pacific Corp.*                 128,250
  4,500   Badger Paper Mills, Inc.*                32,625
  4,480   Baltek Corp.*                            43,680
 40,600   Global Industrial Technologies, Inc.*   489,738
14,000    Mining Services International*           66,500
 13,200   Pitt-Des Moines, Inc.                   825,000
 19,000   Roanoke Electric Steel Corp.            330,125
  8,500   Stephan Co.                              35,594
17,500    Tuscarora, Inc.                         237,344
                                                2,418,668
CAPITAL GOODS - 15.47%
  8,900   AG Services of America*                 153,525
  7,200   American Technical Ceramics Corp.*       61,200
 11,000   Autocam Corp.                           148,500
  3,600   Badger Meter, Inc.                      125,100
 15,000   Baker (Michael) Corp.*                  113,438
 14,000   Blonder Tongue Labs.*                    87,500
 23,900   Building Material Holding Corp.*        274,850
 16,300   Cameron Ashley Building Products, Inc.* 170,131
 21,000   Cascade Corp.                           294,000
 14,800   Ceradyne, Inc.*                          67,525
 29,200   Cherry Corp.*                           408,800
  3,000   Chicago Rivet & Machine Co.              66,000
 17,000   Coastcast Corp.*                        216,750
  9,300   Diodes, Inc.*                            77,888
  7,315   Ecology and Environment, Inc. Cl. A.     50,291
 19,100   Engle Homes, Inc.                       262,625
 14,800   Exponent, Inc.*                         103,600
 15,000   Farr Co.*                               165,000
 14,300   Fibermark, Inc.*                        188,581
 18,900   GP Strategies Corp.*                    165,375
 11,500   Gehl Co.*                               232,875
  3,150   Graham Corp.*                            29,138
  8,000   Heist (C.H.) Corp.*                      53,000
 23,006   Intermagnetics General Corp.*           178,296
 13,100   JLM Industries*                          68,775
  7,600   Liberty Homes, Inc. Cl. A                72,437
 15,100   M/I Schottenstein Homes, Inc.           278,406
 16,800   Mestek, Inc.*                           369,600
 14,112   Met-Pro Corp.                           176,400
 16,000   Nanometrics, Inc.*                      126,000
  6,300   Noland Co.                              127,575
 12,000   Northwest Pipe Co.*                     199,500
  6,000   Oilgear Co.                              54,000
 28,800   O'sullivan Corp.                        351,000
  5,000   P & F Industries Cl. A*                  48,281
  3,200   Penn Engineering & Manufacturing
          Corp. (voting)                           72,000
 11,900   Penn Engineering & Manufacturing
          Corp. (non-voting)                      267,750
 10,200   Puerto Rican Cement Co., Inc.           338,513
  5,727   Sames Corp.*                            113,824
 10,000   Selas Corp. of America                   68,750
 11,000   Sifco Industries                         90,750
  9,600   SL Industries, Inc.                     123,600
 9,426    Southwest Water Co.                     163,777
 26,900   Symmetricom, Inc.*                      218,562
 25,700   URS Corp.*                              753,331
                                                7,776,819

CONSUMER CYCLICAL - 15.60%
 14,000   AC Moore Arts & Crafts, Inc.*            78,750
 21,600   Amplicon, Inc.                          302,400
 15,000   Ben & Jerry's Homemade, Inc. Cl. A*     416,250
  8,000   Black Hawk Gaming & Development*         61,000
 28,200   Bon-Ton Stores, Inc.*                   181,537
 19,200   Carmike Cinemas, Inc. Cl. A*            306,000
  9,000   Childtime Learning Centers, Inc.*       132,750
 17,000   Conso Products Co.*                      97,750
  6,750   Decorator Industries, Inc.               48,938
 20,900   Dixie Group, Inc. Cl. A                 177,323
  9,500   Duckwall-Alto Stores, Inc.*              99,750
 12,400   Ellis (Perry) International, Inc.*      165,850
  9,300   ELXSI Corp.*                            105,788
 12,750   Equinox Systems, Inc.*                  137,859
  2,700   Federal Screw Works                     133,650
 13,100   Gart Sports Co.*                         73,688
  8,400   Globe Business Resources, Inc.*         109,200
 23,200   Gottschalks, Inc.*                      211,700
 16,700   Government Technology Services, Inc.*    68,888
 10,530   Hampton Industries, Inc.                 46,728
28,700    Inacom Corp.*                           362,338
15,000    Kevco, Inc.*                            122,813
10,916    Knape & Vogt Manufacturing Co.          192,395
 15,000   Lacrosse Footwear, Inc.*                116,250
  9,498   M/A/R/C, Inc.                           137,721
 18,000   Maxwell Shoe, Inc. Cl. A*               163,125
 16,000   Mazel Stores, Inc.*                     174,000
  8,500   McRae Industries, Inc. Cl. A             49,938
 12,000   Motorcar Parts & Accessories, Inc.*      64,500
 23,000   Navigant International, Inc.*           181,125
 12,000   Nobel Learning Communitys, Inc.*         60,000
 11,000   OroAmerica, Inc.*                        77,000
 20,000   Piccadilly Cafeterias, Inc.             166,250
  7,000   Pulaski Furniture Corp.                 142,625
 16,400   R & B, Inc.*                            135,300
 13,700   Reading Entertainment, Inc.*            104,463
 14,000   Rex Stores Corp.*                       417,375
 17,000   Rock Bottom Restaurants, Inc.*          164,688
 10,100   Rocky Shoes & Boots, Inc.*               83,956
 35,200   RPC Energy Services, Inc.               308,000
  8,400   S & K Famous Brands, Inc.*               80,063
  8,600   Scheib (Earl), Inc.*                     40,850
  7,000   Somerset Group, Inc.*                   140,000
 21,285   Supreme Industries, Inc. Cl. A*         206,198
 30,000   Syms Corp.*                             243,750
 39,500   TCBY Enterprises, Inc.                  239,469
  9,000   Weyco Group, Inc.                       207,000
 13,828   Wolohan Lumber Co.                      169,393
 23,500   Workflow Management, Inc.*              334,875
                                                7,841,259
CONSUMER STAPLES - 5.88%
 11,000   Bowl America, Inc. Cl. A                 77,000
  9,300   Cagle's, Inc. Cl. A                     167,400
 15,800   Chalone Wine Group Ltd.*                154,050
  4,000   Foodarama Supermarkets, Inc.*           119,500
31,200    Frozen Food Express Industries, Inc.    237,900
  3,200   Genesee Corp. Cl. B                      84,800
 38,200   Ingles Markets, Inc. Cl. A              582,550
  7,325   Marsh Supermarkets, Inc. Cl. A          106,212
 12,725   Marsh Supermarkets, Inc. Cl. B          149,519
  9,000   Max & Erma's Restaurants*                69,750
 22,800   Quaker Fabric Corp.*                     95,475
  8,800   Safety Components International, Inc.*   44,000
 23,250   Sanderson Farms, Inc.                   331,313
 11,400   Seaway Food Town, Inc.                  223,725
  5,000   Span-America Medical Systems, Inc.       21,562
 14,000   Swiss Army Brands, Inc.*                124,250
  7,000   Triple S Plastics, Inc.*                 29,750
 12,900   Vallen Corp.*                           206,400
 10,800   Western Beef, Inc.*                      66,825
  8,100   Zaring National Corp.*                   64,800
                                                2,956,781
ENERGY - 2.38%
 10,500   Adams Resources & Energy, Inc.           82,687
 33,203   HS Resources, Inc.*                     489,744
 21,500   Key Production, Inc.*                   197,531
  9,100   Maynard Oil Co.*                         93,275
 10,200   Prima Energy Corp.*                     230,775
  5,000   Roanoke Gas Co.                         103,750
                                                1,197,762
FINANCIAL - 17.46%
  7,370   Amwest Insurance Group, Inc.             68,173
 10,500   BancInsurance Corp.*                     55,125
     50   B B & T Corp.                             1,834
 19,000   Capitol Transamerica Corp.              251,750
 16,500   Chartwell Re Corp.                      307,312
 11,952   Cotton States Life and Health
           Insurance Co.                          146,412
  6,000   DeWolfe Companies, Inc.                  42,750
 16,000   Donegal Group, Inc.                     182,000
 20,000   EMC Insurance Group, Inc.               235,000
  8,000   First Cash, Inc.*                        77,000
 12,600   First Albany Companies, Inc.            201,600
 11,000   First Investors Financial
          Services Group, Inc.*                    66,000
 17,000   Guarantee Life Companies, Inc.          427,125
  7,000   JW Genesis Financial Corp.*              98,875
 15,000   Kaye Group, Inc.                        118,125
  6,000   KBK Capital Corp.*                       38,250
 12,300   Litchfield Financial Corp.              208,331
  5,000   Merchants Group, Inc.                   111,875
 13,530   Meridian Insurance Group, Inc.          226,628
 17,400   Midland Co.*                            441,525
  6,100   Minuteman International, Inc.            64,050
 26,100   National Discount Brokers Group, Inc.*1,513,800
  4,850   National Security Group, Inc.            56,987
  6,000   National Western Life Insurance Co.*    577,500
 15,400   Navigators Group, Inc.*                 231,000
 16,500   Penn-America Group, Inc.                171,188
 14,000   Penn Treaty American Corp.*             336,875
 14,300   Professionals Insurance Company
           Management Group*                      482,625
 22,800   PXRE Corp.                              413,250
 27,000   Ragen MacKenzie Group, Inc.*            320,625
 20,000   South Jersey Industries, Inc.           566,250
 14,000   Standard Management Corp.*               91,875
 26,800   Stewart Information Services Corp.      566,150
  4,600   Ziegler (The) Companies, Inc.            80,787
                                                8,778,652
HEALTH CARE - 0.33%
 13,000   Advocat, Inc.*                           25,188
 13,700   Merit Medical Systems, Inc.*             68,286
 16,300   Novametrix Medical Systems, Inc.*        72,331
                                                  165,805

MISCELLANEOUS - 3.09%
 14,000   Andersons, Inc.                         178,500
  8,910   Astronics Corp.*                         89,100
 10,400   Edelbrock Corp.*                        153,400
  4,966   Enstar Group, Inc.*                      47,177
  2,250   FRM Nexus, Inc.*                          4,781
 21,750   Hardinge, Inc.                          381,984
 15,500   Hoenig Group, Inc.*                     154,031
 10,600   Primesource Corp.                        64,925
  4,500   Programming and Systems, Inc.*            4,500
  2,600   Scope Industries                        170,300
 12,000   Sun Hydraulics Corp.                    107,250
 18,000   Todd-AO Corp. Cl. A                     198,000
                                                1,553,948
TECHNOLOGY - 10.81%
  2,100   Allen Organ Co. Cl. B                    76,913
 12,400   Autologic Information
           International, Inc.*                    56,575
 11,400   BEI Medical Systems Company, Inc.*       16,388
 12,600   BEI Technologies, Inc.                  126,000
 17,320   Bell Industries, Inc.                    76,858
 15,100   Bell Microproducts, Inc.*               103,812
 22,500   Brite Voice Systems, Inc.*              312,187
 12,700   CPAC, Inc.                              106,363
 10,000   Data Research Associates, Inc.          103,750
  9,200   Dataram Corp.*                           90,850
 13,200   Del Global Technologies Corp.*          128,700
 11,400   DRS Technologies, Inc.*                 120,412
  7,800   Eastern (The) Co.                       139,425
 13,000   EDO Corp.                                94,250
  6,000   Equitrac Corp.*                         113,250
 14,700   Franklin Electronic Publishers, Inc.*    54,206
 15,000   IFR Systems, Inc.*                       71,250
 16,000   Integrated Measurement System, Inc.*    206,000
 14,000   Interphase Corp.*                       322,000
  6,000   IPC Information Systems*                409,500
  8,500   Koss Corp.*                             102,531
  4,800   Moore Products Co.                      110,100
 16,400   Newport Corp.                           254,200
 23,600   Nichols Research Corp.*                 516,250
 18,200   Norstan, Inc.*                          226,362
 16,000   Powell Industries, Inc.*                148,000
  8,900   Programmer's Paradise, Inc.*            109,025
  4,300   Quipp, Inc.                              55,900
  8,000   Refac Technology Develop Corp.*          52,000
 22,000   Semitool, Inc.*                         211,750
 20,200   Thermo Power Group*                     235,456
 28,300   Thermospectra Corp.*                    449,263
 12,000   TRM Copy Center Corp.*                   78,750
 11,400   Vertex Communications Corp.*            156,037
                                                5,434,313
TRANSPORTATION & SERVICES - 2.93%
 12,000   International Shipholding Corp.         172,500
  4,000   Kenan Transport Co.                     123,000
 30,000   Kitty Hawk, Inc.*                       236,250
  8,066   KLLM Transport Services, Inc.*           46,379
 12,000   Marten Transport Ltd.*                  148,125
 15,500   Old Dominion Freight Line, Inc.*        184,062
 13,000   Pam Transportation Services*            128,375
  5,000   Petroleum Helicopters, Inc.              65,313
 12,000   Transport Corporation of America, Inc.* 154,500
 17,000   USA Truck, Inc.*                        155,656
  5,250   VSE Corp.                                55,945
                                                1,470,105
UTILITIES - 16.38%
 16,600   American States Water Co.               471,025
 19,500   Aquarion Co.                            677,625
  6,600   Atrion Corp.*                            61,875
 16,100   Bangor Hydro-Electric Co.               259,612
  7,000   Berkshire Gas Co.                       157,500
 18,900   Cascade Natural Gas Corp.               359,100
  8,700   Chesapeake Utilities Corp.              161,494
 15,150   Colonial Gas Co.                        560,550
 17,600   Connecticut Energy Corp.                678,700
  7,800   Connecticut Water Service, Inc.         214,500
 19,000   CTG Resources, Inc.                     691,125
  4,000   Delta Natural Gas Company, Inc.          66,500
  3,300   Dominguez Services Corp.                101,887
 14,400   E'town Corp.                            658,800
  6,000   EnergyNorth, Inc.                       173,625
  6,000   Florida Public Utilities Co.            113,250
  9,700   Green Mountain Power Corp.              109,125
  7,000   Maine Public Service Co.                124,250
  7,600   Middlesex Water Co.                     190,950
 21,700   NUI Corp.                               542,500
 18,500   Pennsylvania Enterprises, Inc.          567,719
 10,800   Providence Energy Corp.                 288,225
  6,100   SJW Corp.                               485,712
 14,000   St. Joseph Light & Power Co.            287,875
  9,176   UNITIL Corp.                            231,121
                                                8,234,645

TOTAL COMMON STOCKS                            47,828,757
(Cost $38,577,478)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE

REPURCHASE AGREEMENT - 4.48%
$2,255,000   UMB Bank, n.a.
             4.29%, due July 1, 1999
             (Collateralized by U.S.
             Treasury Notes, 6.25%,
             due August 31, 2000 with
             a value of $2,300,531)             2,255,000
          (Cost $2,255,000)

TOTAL INVESTMENTS - 99.62%                     50,083,757
(Cost $40,832,478)

Other assets less liabilities - 0.38%             189,125

TOTAL NET ASSETS - 100.00%                  $  50,272,882

For federal income tax purposes, the identified cost of
investments owned at June 30, 1999 was $41,208,213.

Net unrealized appreciation for federal income tax purposes was
$8,875,544, which is comprised of unrealized appreciation of
$13,249,721 and unrealized depreciation of $4,374,177.

*Non-income producing security

See accompanying Notes to Financial Statements.

BABSON VALUE FUND

Babson Value Fund achieved a total return (price change and
reinvested distributions) of 12.9% in the most recent quarter and
12.6% for the six months ended June 30, 1999. During the same period the unmanaged Standard & Poor's 500 index rose 7.1% and
12.4%, respectively.

In the first quarter the S&P 500 continued to be dominated by a small number of large "growth" stocks, which extended into a sixth year their record run versus "value" stocks. Indeed, five of the top ten highest returning stocks were either technology-
or communications-related, they accounted for over 50% of the index's return in the quarter, and their valuations were "sky high" - the kinds of companies our disciplines just don't allow us to buy.

But what a difference a month makes! April marked a dramatic turnaround in market sentiment from growth to value. During that month we witnessed what was perhaps the most violent reversal of style in the stock market in our experience. Most of the shift occurred in six trading days from April 9 through April 19. At the end of the first quarter, the year-to-date return of the
S&P/BARRA Growth Index exceeded the year-to-date return of the
S&P/BARRA Value Index by 4.1 percentage points. By the end of
April the Value Index year-to-date return exceeded the Growth
Index by 5.0 percentage points, a swing of 9.1 percentage points in one month!

A number of value characteristics of the Fund - low absolute and relative price-to-earnings and price-to-book, for example - were exactly what investors were looking for when the shift from
growth to value occurred. Additionally, certain sectors (basic materials, consumer cyclical, and financial) and the Fund's
overweight positions in those sectors contributed most to our successful results in the second quarter. Furthermore, because the market caps of many growth stocks are so large relative to the market caps of most of the basic materials and cyclical
companies, it took only a small percentage of money flowing from the big favorites into the less liquid value stocks to result a sharp run-up in the prices of those value stocks in the April turnaround period.

May was another good month for value stocks. Although the major indices produced negative returns in May and Babson Value Fund experienced a slight downturn as well, relative performance was positive. Thus the positive return spread between the Fund and the indexes that occurred in April widened in May. The last three days of a very up-and-down June market were characterized by a sharp rebound in the growth sector, as stocks rallied as concerns regarding a series of interest rate hikes began to ease.
Nonetheless, the Babson Value Fund held its performance advantage through this period.

The Babson Value Fund strategy continues to possess attractive valuation characteristics even after the excellent performance of value stocks in the second quarter. Even though recent
performance has been strong, there is plenty of room for further normalization of the valuation gap between growth companies and neglected value stocks.

CHART - BABSON VALUE FUND
VERSUS S&P 500

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON VALUE FUND

SHARES    COMPANY                            MARKET VALUE

COMMON STOCKS - 97.85%
BASIC MATERIALS - 14.75%
482,100   duPont (E.I.) deNemours & Co.    $   32,933,456
805,100   Potlatch Corp.                       35,374,081
103,400   Martin Marietta Materials, Inc.       6,100,600
602,000   Millennium Chemicals, Inc.           14,184,625
1,156,000 USX-U.S. Steel Group                 31,212,000
474,000   Weyerhaeuser Co.                     32,587,500
675,300   Willamette Industries, Inc.          31,106,006
                                              183,498,268
CAPITAL GOODS -  6.89%
716,000   Boeing Co.                           31,638,250
689,200   Dana Corp.                           31,746,275
601,000   Lockheed Martin Corp.                22,387,250
                                               85,771,775
CONSUMER CYCLICAL - 14.34%
603,700   Harcourt General, Inc.               31,128,281
1,727,600 Kmart Corp.*                         28,397,425
679,000   Limited, Inc.                        30,809,625
610,158   Penney (J.C.) Co., Inc.              29,630,798
1,519,500 Reebok International Ltd.*           28,300,688
675,500   Sears, Roebuck & Co.                 30,101,969
                                              178,368,786
CONSUMER STAPLES - 2.17%
628,000   Diageo PLC, ADR                      27,004,000

ENERGY - 5.30%
381,300   Atlantic Richfield Co.               31,862,381
564,500   Royal Dutch Petroleum Co.            34,011,125
                                               65,873,506
FINANCIAL - 28.31%
372,100   Aetna, Inc.                          33,279,694
837,000   Allstate Corp.                       30,027,375
217,100   American Express Co.                 28,250,137
 12,322   Berkshire Hathaway, Inc. Cl. B*      27,601,280
345,000   Chase Manhattan Corp.                29,885,625
597,000   Citigroup, Inc.                      28,357,500
394,000   National City Corp.                  25,807,000
660,850   SLM Holding Corp.                    30,275,191
628,200   Student Loan Corp.                   27,954,900
415,200   Transamerica Corp.                   31,140,000
802,700   U.S. Bancorp                         27,291,800
756,330   Wells Fargo & Co.                    32,333,107
                                              352,203,609
HEALTH CARE - 4.33%
1,322,900 Tenet Healthcare*                    24,556,331
468,000   United Healthcare Corp.              29,308,500
                                               53,864,831
MISCELLANEOUS - 1.19%
333,100   Hanson PLC, ADR                      14,781,313

TECHNOLOGY - 10.17%
670,200   Apple Computer, Inc.*                31,038,638
252,000   International Business Machines Corp.32,571,000
1,299,700 Wallace Computer Services, Inc.      32,492,500
514,000   Xerox Corp.                          30,358,125
                                              126,460,263

TRANSPORTATION - 5.73%
716,000   CSX Corp.                            32,443,750
1,014,382 KLM Royal Dutch Airlines             28,973,286
766,090   Overseas Shipholding Group, Inc.      9,863,409
                                               71,280,445
UTILITIES - 4.67%
1,122,000 Illinova Corp.                       30,574,500
667,200   Texas Utilities Co.                  27,522,000

                                               58,096,500

TOTAL COMMON STOCKS                         1,217,203,296
(Cost $825,560,185)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 2.11%
$26,190,000   UMB Bank, n.a.,
              4.29%, due July 1, 1999
              (Collateralized by U.S.
              Treasury Notes, 6.25%
              due August 31, 2000 with
              a value of $26,714,747)           26,190,000
(Cost $26,190,000)

TOTAL INVESTMENTS - 99.96%                   1,243,393,296
(Cost $851,750,185)

Other assets less liabilities - 0.04%              536,911

TOTAL NET ASSETS - 100.00%                  $1,243,930,207

For federal income tax purposes, the identified cost of
investments owned
at June 30, 1999 was $861,447,793.

Net unrealized appreciation for federal income tax purposes was
$381,945,503, which is comprised of unrealized appreciation of
$395,565,090 and unrealized depreciation of $13,619,587.

*Non-income producing security

See accompanying Notes to Financial Statements.

BABSON-STEWART IVORY INTERNATIONAL FUND

At June 30, 1999, the net asset value of Babson-Stewart Ivory
International Fund was $19.48, representing a
total return (price change and reinvested distributions) of 3.73%
for the quarter, and 3.76% for the fiscal year. Comparisons
against the unmanaged Morgan Stanley Capital International (MSCI)
EAFE and other indices are as follows:

                        Investment Results - Total Return
                                Periods Ended 6/30/99
                        Second Quarter     Previous Twelve
                                1999           Months
BSIIF                           3.73%           3.76%
MSCI EAFE* Index**              2.60%           7.93%
MSCI World Index**              4.86%          16.08%
S&P 500 Index**                 7.06%          22.77%
Lipper International Funds
      (avg. funds 630 and
      570, respectively)        5.55%           4.00%
  *Europe, Australia, Far East
**unmanaged

The portfolio's overall performance for the last quarter was ahead of the benchmark index, but behind for the year-to-date and the fiscal year, when we did not keep pace with the market's recovery from the depressed levels of last fall. In particular we suffered in the first quarter of 1999 from the markets' shift away from growth stocks, particularly in Europe, to more cyclical sectors. This movement was less pronounced in the second quarter, which also saw better relative performance by smaller companies.

Forecasts for U.S. economic growth this year have been raised to
4% following the strong start in 1999. Growth prospects in Europe and Asia remain much more subdued, with forecasts of under 2% for the major countries of the Euro-11 group, around 1% for the UK, and with Japan still struggling to achieve any growth at all in
1999. The principal world economies are now at different stages of the economic cycle, with the U.S. at a much more advanced phase than other countries. In these circumstances it seems
unlikely that the current revival of economic growth outside the
U.S. will lead to any general overheating, thus avoiding further rises in commodity prices and acceleration of inflation.

Having under-performed other markets so far this year, European markets now seem reasonably valued, and the rotation into
cyclical stocks from the start of the year appears to have
slowed, as most such companies have insufficient pricing power to sustain earnings recovery as the economy improves. The success of
Olivetti's hostile takeover bid for Telecom Italia represents an important milestone for European stock markets, with shareholder value now taking a more important role than before. The
development of an equity culture in continental Europe is still at a relatively early stage, with pension plans and collective investment funds creating new and more favorable supply/demand conditions for
equities.

We would expect to continue to find opportunities in Japan and
Asia. After such a severe bear market, some of the very rapid appreciation of the recent period may represent a recovery from excessive pessimism and more progress is likely if economic
conditions continue to improve. Signs of a new commitment to restructuring and to a more profit-oriented management
philosophy, particularly in Japan, should also encourage new interest in investing in the region.

CHART - BABSON-STEWART IVORY INTERNATIONAL FUND
VERSUS MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON-STEWART IVORY INTERNATIONAL FUND

SHARES    COMPANY AND DESCRIPTION            MARKET VALUE

COMMON STOCKS - 90.83%
AUSTRALIA - 2.25%
 42,000   Brambles
          (Transport, plant services)        $  1,105,011
 65,000   Lend Lease
          (Real estate)                           891,290
                                                1,996,301
BELGIUM - 0.74%
  1,000   Colruyt
          (Food retailer)                         657,682

CROATIA - 0.54%
 32,000   Pliva
          (Pharmaceuticals)                       480,000

DENMARK - 1.33%
 24,000   TeleDanmark
          (Telecoms)                            1,178,004

FINLAND - 0.59%
  6,000   Nokia
          (Telecom equipment)                     525,734

FRANCE - 9.37%
  8,000   AXA-UAP
          (Insurance, financial services)         975,597
  4,000   Danone
          (Food products)                       1,030,850
  9,000   Lafarge
          (Building materials, cement)            855,400
  1,000   L' Oreal
          (Cosmetics)                             675,722
 20,000   Sanofi*
          (Pharmaceuticals)                       848,390
 13,000   Total
          (Oil major)                           1,676,472
 13,000   Valeo
          (Automotive components)               1,072,084
 14,400   Vivendi
          (Diversified utilities)               1,166,015
                                                8,300,530
GERMANY - 3.66%
  6,500   Fresenius
          (Pharmaceuticals, medical equipment)  1,149,140
 14,000   Mannesmann
          (Telecoms and engineering)            2,088,296
                                                3,237,436
GREECE - 0.58%
 24,000   OTE
          (Telecoms utility)                      513,666

HONG KONG - 5.64%
330,000   Asia Satellite
          (Satellite operator)                    776,235
180,000   CLP Holdings
          (Electric utility)                      874,642
425,000   Gold Peak
          (Batteries)                              90,931
600,000   HK & China Gas
          (Gas utility)                           870,002
1,215,000 Shaw Bros.
          (T.V. network, film production
          and distribution)                       829,982
1,100,000 Swire Pacific Cl. B
          (Trading, airlines, real estate)        822,313
230,000   V-Tech
          (Electronic learning aids)              730,738
                                                4,994,843
HUNGARY - 0.66%
 13,500   Gedeon Richter
          (Pharmaceuticals)                       587,250

IRELAND - 1.14%
 17,595   Irish Life
          (Insurance)                             185,913
 70,000   Kerry Group
          (Food manufacturer)                     827,531
                                                1,013,444
ITALY - 2.04%
 20,300   Banca Popolare Di Brescia
          (Banking, financial services)           869,486
 60,000   Luxottica
          (Eyeglass frames)                       933,750
                                                1,803,236
JAPAN - 21.60%
 29,000   Bridgestone
          (Tires)                                 877,408
 13,400   Circle K
          (Convenience stores)                    558,287
 40,000   Credit Saison
          (Credit card services)                  836,571
 12,000   Fuji Photo
          (Film)                                  454,328
 54,000   Hosiden
          (Electronic components)               1,165,082
 18,000   Hoya
          (Opto-electronics)                    1,016,285
 13,000   Ito-Yokado
          (Supermarket chain)                     870,464
 12,000   Matsushita Communication
          (Industrial electronics)                858,064
  8,800   Nintendo
          (Video games)                         1,237,398
 65,000   Nippon Comsys
          (Telecoms engineering)                1,055,840
     80   NTT Mobile Communication*
          (Cellular telecommunications)         1,073,985
 88,000   Olympus Optical
          (Precision instruments, cameras)      1,301,414
 18,700   Promise
          (Consumer lending)                    1,105,274
 12,000   Secom
          (Security services)                   1,249,897
 11,000   Sony
          (Consumer electronics)                1,186,658
 53,000   Suzuki
          (Cars, motorcycles)                     843,391
 60,000   Taiyo Yuden
          (Electronic component manufacturer)     985,038
 16,000   Takeda
          (Pharmaceuticals, chemicals)            742,002
 40,000   Terumo
          (Medical equipment)                     891,130
117,000   Toshiba
          (Electronic equipment)                  834,678
                                               19,143,194
MALAYSIA - 0.53%
400,000   Perlis Plantations
          (Trading, mining, agriculture)          467,368

NETHERLANDS - 7.33%
 11,000   Aegon
          (Insurance)                             797,723
 25,000   Ahold
          (Supermarkets)                          860,760
 25,000   Getronics
          (Support services)                      961,268
 20,000   ING Groep
          (Financial services)                  1,082,393
 17,000   KPN
          (Postal and telecom services)           797,363
 30,000   VNU
          (Publishing)                          1,198,363
 20,000   Wolters Kluwer
          (Publisher)                             795,816

                                                6,493,686
POLAND - 0.57%
 32,000   Bank Handlowy*
          (Banking)                               507,200

PORTUGAL - 1.09%
 29,333   Jeronimo Martins
          (Food distributors)                     968,521

SINGAPORE - 1.04%
 40,000   Overseas Union Bank
          (Banking)                               192,715
203,000   Overseas Union Enterprise
          (Hotels, property investment)           644,066
 46,000   Trans-Island Bus Services
          (Bus transport)                          82,703
                                                  919,484
SPAIN - 4.15%
 40,000   Argentaria
          (Banking services)                      909,210
 11,400   Banco Popular
          (Banking)                               819,681
 26,000   Mapfre Vida Seguro
          (Insurance)                             742,418
 24,969   Telefonica
          (Telephone utility)                   1,205,371
                                                3,676,680
SWEDEN - 4.92%
 33,200   Atlas-Copco
          (Engineering)                           891,695
 40,000   Hennes & Mauritz
          (Retailing)                             989,516
 31,500   L.M. Ericsson
          (Telecom equipment)                   1,011,162
125,000   Nordbanken Holding
          (Swedish/Finnish banking)               731,829
 49,050   Securitas
          (Security/cleaning services)            733,814
                                                4,358,016
SWITZERLAND - 2.03%
 11,347   ABB
          (Engineering)                         1,068,957
    500   Novartis
          (Pharmaceuticals and chemicals)         729,857
                                                1,798,814
UNITED KINGDOM - 19.03%
 64,000   Bank of Scotland
          (Banking)                               855,967
120,000   Bowthorpe
          (Electronics components, instruments) 1,048,837
 95,000   Cable & Wireless Communications
          (Telecommunications)                    913,437
 88,000   Capita Group
          (Facilities management)                 910,631
172,000   Cattles
          (Consumer loans)                        929,925
 97,000   Electrocomponents
          (Electronics)                           714,026
 40,000   Glaxo Wellcome
          (Pharmaceuticals)                     1,111,572
114,000   Hays
          (Business services)                   1,202,143
 90,000   Kingfisher
          (Diversified retailing)               1,050,223
103,000   Lloyds TSB
          (Banking)                             1,398,678
 47,000   Logica
          (Computer software)                     494,361
420,000   Morrison Supermarkets
          (Supermarkets)                          946,696
118,000   Northern Rock
          (Mortgage bank)                         898,368
140,000   Shell
          (Oil major)                           1,050,413
 90,000   SmithKline Beecham
          (Pharmaceuticals)                     1,170,366
 55,000   Smiths Industries
          (Instrumentation)                       729,962
 73,000   Vodafone AirTouch
          (Cellular telephone network)          1,436,027
                                               16,861,632

TOTAL COMMON STOCKS                            80,482,721

(Cost $61,129,366)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE

REPURCHASE AGREEMENT - 1.79%
$1,590,000    State Street Bank,
              3.25%, due July 1, 1999
              (Collateralized by U.S.
              Treasury Bonds, 8.125%
              due August 15, 2019 with
              a value of $1,623,109)            1,590,000
(Cost $1,590,000)

TOTAL INVESTMENTS - 92.62%                     82,072,721
(Cost $62,719,366)

Other assets less liabilities - 7.38%           6,537,410

TOTAL NET ASSETS - 100.00%                  $  88,610,131

For federal income tax purposes, the identified cost of
investments owned at June 30, 1999 was $63,283,352.

Net unrealized appreciation for federal income tax purposes was
$18,789,369, which is comprised of unrealized appreciation of
$21,724,807 and unrealized depreciation of $2,935,438.

*Non-income producing security

See accompanying Notes to Financial Statements.

BABSON BOND TRUST

Absolute returns in the fixed income market for thefirst half of the year were a disappointment, reflecting the rise in the
general level of interest rates since the beginning of 1999. At the end of the second quarter the Federal Reserve raised short-
term rates as a pre-emptive measure to thwart the risk of an increase in the level of inflation. Though the Fed acknowledges that there are no signs of gathering inflation, it is worried that the imbalance between strong demand outpacing productivity gains coupled with a dwindling labor pool will lead to wage
pressures. This in turn could threaten the viability of the
current economic expansion. The net effect of this was to send interest rates up a full percentage point since the end of last year.

Normalcy returned to the credit markets after the financial
market turmoil dissipated during the fourth quarter of 1998.
Improved liquidity for spread sector securities, such as
corporates, mortgages and asset-backs helped to fuel record
corporate issuance and allowed quality spreads, during the first quarter, to retrace a majority of the widening incurred last summer and fall. However, in the second quarter continued heavy supply and Y2K jitters caught up with the market and spreads again widened.

For the six and twelve month periods ended June 30, 1999, total investment returns (price change and reinvested distributions)
for Portfolio S were -0.22% and 3.22%, respectively. Dividends for the previous twelve months amounted to $0.565 per share, resulting in an income yield of 5.74% based on a beginning net asset value of $9.85. During the same six and twelve month
periods, total investment returns for Portfolio L were -1.76% and
1.88%, respectively. Dividends for the previous twelve months were $0.090 a share, producing an income yield of 5.71% based on a beginning net asset value of $1.58.

Portfolio S is ranked in the top quarter of the Lipper Short-
Intermediate Investment Grade Bond fund grouping for the most recent three-year period.1 Portfolio L remains ranked in the top half of the Lipper A-Rated Bond Fund category for the most recent one-year period.1

Our bias toward shorter maturity corporates, initiated during the fourth quarter of 1998, remained in place over the past
six months. Breakeven analysis using a one year time horizon still favored shorter maturity (i.e., 2-year) corporate bonds over both intermediate (i.e., 5-year) and long maturity (i.e., 30-
year) securities. In light of this, and partially reflective of our increased concerns over credit trends, we sold holdings of
Tosco and Dana Corp. maturing in 2006 and 2008, respectively.

Other corporate activity included selling positions in the GMAC
2000 notes and the Merrill Lynch 2001 notes at much narrower spreads to Treasuries than when initially purchased during the fourth quarter. In replacing these two issues, we purchased JB
Hunt Transportation and Service Corp. International, both
maturing in 2000. While these two issues are lower rated than the
GMAC and Merrill Lynch notes that were sold, both are solid
triple-B credits that carry very attractive yields.

Currently, the average maturity is 5 years for Portfolio S and
8.9 years for Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

QUALITY RATINGS
          PORTFOLIO L
Aaa            49.6%
Aa              6.5%
A              19.0%
Baa            24.9%
Total         100.0%
Source: Moody's

CHART - BABSON BOND TRUST - PORTFOLIO L
VERSUS LEHMAN BROTHERS
AGGREGATE BOND INDEX

QUALITY RATINGS
          PORTFOLIO S
Aaa            51.2%
Aa              8.1%
A              16.5%
Baa            24.2%
Total         100.0%
Source: Moody's

CHART - BABSON BOND TRUST - PORTFOLIO S
VERSUS LEHMAN BROTHERS
INTERMEDIATE GOV'T./CORP. INDEX

1    Lipper Short-Intermediate Investment Grade Bond Fund ranking for Portfolio S for one, three, five and ten year periods ended
June 30, 1999, were 63 of 101, 8 of 76, 7 of 54, and 4 of 11, respectively.
     Lipper A-Rated Bond Fund ranking for Portfolio L for one,
three, five and ten year periods ended June 30, 1999, were 54 of
158, 67 of 130, 53 of 89, and 26 of 42, respectively.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON BOND TRUST - PORTFOLIO L

                                                PRINCIPAL      MARKET
        DESCRIPTION                             VALUE          VALUE

CORPORATE BONDS - 48.54%
BANKS AND FINANCE - 13.42%
American Stores Company,
        8.00%, due June 1, 2026               $  1,650,000  $  1,773,667
Associates Corporation North America,
        5.80%, due April 20, 2004                4,500,000     4,336,605
Ford Capital B V,
        10.125%, due November 15, 2000           2,500,000     2,623,750
Hellenic Republic,
        6.95%, due March 4, 2008                 1,300,000     1,301,430
Republic of Chile,
6.875%, due April 28, 2009                         750,000       694,942
Southern Investments UK PLC,
        6.375%, due November 15, 2001            1,300,000     1,285,648
SunTrust Banks, Inc.,
        6.00%, due February 15, 2026             3,000,000     2,852,910
Wachovia Capital Trust II,
        6.062%, due January 15, 2027             1,300,000     1,239,784
                                                16,300,000    16,108,736
COMMUNICATIONS - 5.97%
A T & T Capital Corp.,
        6.875%, due January 16, 2001            1,265,000      1,265,531
BellSouth Savings & Employee Stock
        Ownership Trust,
        9.19%, due July 1, 2003                   823,452        882,840
Tele Communications, Inc.,
        8.75%, due February 15, 2023            1,000,000      1,032,630
Time Warner Entertainment Company LP,
        8.375%, due March 15, 2023              1,000,000      1,083,170
Time Warner, Inc.,
        9.15%, due February 1, 2023             1,350,000      1,548,194
WorldCom, Inc.,
        7.75%, due April 1, 2007                1,300,000      1,361,425
          6,738,452      7,173,790

DIVERSIFIED - 2.68%
International Business Machines Corp.,
        6.22%, due August 1, 2027               1,500,000      1,489,455
Lucent Technologies, Inc.,
        6.90%, due July 15, 2001                1,700,000      1,728,696
                                                3,200,000      3,218,151
INDUSTRIALS - 15.76%
Airgas, Inc.,
        7.14%, due March 8, 2004                1,650,000      1,652,376
Cardinal Health, Inc.,
        6.00%, due January 15, 2006             1,835,000      1,734,369
Comdisco, Inc.,
        6.375%, due November 30, 2001           3,675,000      3,665,261
Georgia-Pacific Corp.,
        9.625%, due March 15, 2022              1,500,000      1,605,120
Hydro Quebec,
        8.05%, due July 7, 2024                 2,900,000      3,142,817
Oslo Seismic Services, Inc.,
        8.28%, due June 1, 2011                 1,939,107      1,980,119
Petroleum Geo-Services A/S,
        7.50%, due March 31, 2007               1,500,000      1,496,640
Philip Morris Companies, Inc.,
        7.20%, due February 1, 2007             1,000,000      1,001,180
Philip Morris Companies, Inc.,
        6.15%, due March 15, 2000                 750,000        752,977
Raytheon Company,
        6.15%, due November 1, 2008             2,000,000      1,888,180
                                               18,749,107     18,919,039
TRANSPORTATION - 3.51%
CSX Corp.,
        9.50%, due August 1, 2000                 680,000        702,569
JB Hunt Transport Services, Inc.,
        6.25%, due November 17, 2000            1,785,000      1,795,067
United Airlines Pass-Thru Trusts,
        7.27%, due January 30, 2013             1,811,249      1,720,397
                                                4,276,249      4,218,033

U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 4.04%
Canadian National Railway Company,
        7.00%, due March 15, 2004               1,950,000      1,959,263
Newfoundland Province of Canada,
        7.32%, due October 13, 2023             1,950,000      1,966,282
Ontario Province of Canada,
        5.50%, due October 1, 2008              1,000,000        920,240
                                                4,900,000      4,845,785
UTILITIES - 3.16%
Consolidated Edison Company NY, Inc.,
        6.15%, due July 1, 2008                 2,000,000      1,915,960
Illinois Power Special Purpose Trust, Cl. A-6,
        5.54%, due June 25, 2009                2,000,000      1,873,120
                                                4,000,000      3,789,080
TOTAL CORPORATE BONDS                          58,163,808     58,272,614
(Cost $59,608,386)

ASSET-BACKED BONDS - 5.36%
California Infrastructure & Economic
        Development Bank Special Purpose Trust,
     6.42%, due September 25, 2008              2,500,000      2,486,200
California Infrastructure & Economic
        Development Bank Special Purpose Trust,
        6.22%, due March 25, 2004               1,000,000        997,500
Comed Transitional Funding Trust,
        5.63%, due June 25, 2009                1,250,000      1,173,038
Green Tree Financial Corp.,
        6.70%, due October 15, 2017               332,271        331,719
Green Tree Securitized Net Interest
        Margin Trust,
        7.25%, due July 15, 2005                  526,242        516,375
MBNA Master Credit Card Trust II,
        5.90%, due August 15, 2011              1,000,000        939,680
TOTAL ASSET-BACKED BONDS                        6,608,513      6,444,512
(Cost $6,597,711)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.55%
DLJ Commercial Mortgage Corp.,
        6.11%, due December 10, 2007            2,348,308      2,286,665
JP Morgan Commercial Mortgage Financial Corp.,
        6.507%, due
        October 15, 2035                        1,500,000      1,448,640
Nomura Asset Securities Corp.,
        6.59%, due March 17, 2028               3,000,000      2,926,410
TOTAL COMMERCIAL MORTGAGE-BACKED BONDS          6,848,308      6,661,715
(Cost $6,906,259)

REVENUE BOND - 1.91%
New Jersey Economic Development Authority
        State Pension Funding Revenue,
        7.425%, due February 15, 2029           2,200,000      2,287,450
        (Cost $2,237,298)

U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 32.74%
U.S. GOVERNMENTAL AGENCY - 9.88%
Government National Mortgage Association
          7.50%, due March 15, 2007               100,261        101,326
          7.50%, due July 15, 2007                187,453        189,444
          8.00%, due October 15, 2007             244,308        251,102
          8.00%, due November 15, 2009          2,997,642      3,110,983
          9.50%, due April 15, 2016                24,260         26,147
          9.50%, due January 15, 2019              71,726         77,307
          8.00%, due May 15, 2022                 296,866        305,122
          7.00%, due March 15, 2024             3,284,002      3,243,970
          8.00%, due December 15, 2026          3,979,308      4,089,973
Small Business Administration guaranteed
  developent participation certificates
          9.80%, due July 1, 2008                 147,657        158,165
          10.05%, due August 1, 2008              133,520        142,609
          10.05%, due April 1, 2009               152,849        164,186
                                               11,619,852     11,860,334

U.S. GOVERNMENT SECURITIES - 9.01%
U.S. Treasury Notes
     11.125%, due August 15, 2003               1,520,000      1,812,843
     7.25%, due August 15, 2004                 2,850,000      3,031,687
     6.50%, due October 15, 2006                1,065,000      1,099,613
     8.125%, due May 15, 2021                   4,000,000      4,871,240
                                                9,435,000     10,815,383

*GOVERNMENT SPONSORED ENTERPRISES - 13.85%
Federal Home Loan Mortgage Corporation
     7.75%, due April 1, 2008                     172,714        177,733
     7.75%, due November 1, 2008                   36,681         37,747
     8.00%, due August 1, 2009                     34,343         35,599
     8.25%, due October 1, 2010                   290,802        303,978
     9.00%, due June 1, 2016                      103,954        110,872
     8.00%, due October 1, 2018                   150,449        155,950
     9.00%, due October 1, 2018                    72,872         77,266
     7.50%, due February 1, 2021                1,163,552      1,177,724
     6.00%, due November 1, 2028                6,381,699      6,014,751

Federal National Mortgage Association
     5.625%, due March 15, 2001                 3,385,000      3,379,516
     7.00%, due December 1, 2007                  383,800        379,721
     8.25%, due January 1, 2009                   136,206        140,973
     5.25%, due January 15, 2009                3,000,000      2,750,370
     8.00%, due February 1, 2009                  176,720        181,303
     7.50%, due September 1, 2011                 222,880        226,501
     8.50%, due July 1, 2013                       45,779         47,796
     9.50%, due June 25, 2018                     135,635        142,642
     9.25%, due October 1, 2020                    85,968         91,421
     6.50%, due March 1, 2029                   1,240,219      1,197,965
                                               17,219,273     16,629,828
TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES           38,274,123     39,305,545
(Cost $39,727,306)

REPURCHASE AGREEMENT - 4.91%
UMB Bank, n.a., 4.29%, due July 1, 1999
     (Collateralized by U.S. Treasury Notes,
     6.25%, due August 31, 2000
     with a value of $6,018,197)                5,900,000      5,900,000
     (Cost $5,900,000)

TOTAL INVESTMENTS - 99.01%
                                                             118,871,836
(Cost $120,976,960)

Other assets less liabilities - 0.99%                          1,191,990

TOTAL NET ASSETS - 100.00%
                                                           $ 120,063,826

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was
$2,105,124, which is comprised of unrealized appreciation
of $735,416 and unrealized depreciation of $2,840,540.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON BOND TRUST - PORTFOLIO S
                                                PRINCIPAL      MARKET
        DESCRIPTION                             VALUE          VALUE

CORPORATE BONDS - 46.51%
BANKS AND FINANCE - 8.72%
Associates Corporation North America,
        5.80%, due April 20, 2004            $    750,000   $    722,767
Chrysler Financial Corp.,
        6.375%, due January 28, 2000              600,000        601,722
Hellenic Republic,
        6.95%, due March 4, 2008                  375,000        375,412
Republic of Chile,
        6.875%, due April 28, 2009                200,000        185,318
Southern Investments UK PLC,
        6.375%, due November 15, 2001             300,000        296,688
SunTrust Banks, Inc.,
        6.00%, due February 15, 2026              700,000        665,679
Wachovia Capital Trust II,
        6.062%, due January 15, 2027              375,000        357,630
                                                3,300,000      3,233,848
COMMUNICATIONS - 5.10%
A T & T Capital Corp.,
        6.875%, due January 16, 2001              350,000        350,147
BellSouth Savings & Employee
        Stock Ownership Trust,
        9.19%, due July 1, 2003                   597,099        640,161
Time Warner Entertainment Company LP,
        8.375%, due March 15, 2023                300,000        324,951
WorldCom, Inc.,
        7.75%, due April 1, 2007                  550,000        575,988
                                                1,797,099      1,891,247
DIVERSIFIED - 2.10%
International Business Machines Corp.,
        6.22%, due August 1, 2027                 400,000        397,188
Lucent Technologies, Inc.,
        6.90%, due July 15, 2001                  375,000        381,330
                                                  775,000        778,518
INDUSTRIALS - 18.78%
Airgas, Inc.,
        7.14%, due March 8, 2004                  550,000        550,792
Cardinal Health, Inc.,
        6.25%, due July 15, 2008                  650,000        608,809
Comdisco, Inc.,
        6.375%, due November 30, 2001           1,000,000        997,350
Ford Motor Credit Company,
        5.75%, due February 23, 2004            1,600,000      1,544,080
Georgia Pacific Corp.,
        9.125%, due July 1, 2022                  375,000        390,679
Hydro-Quebec,
        8.05%, due July 7, 2024                   425,000        460,585
Oslo Seismic Services, Inc.,
        8.28%, due June 1, 2011                   484,777        495,030
Petroleum Geo-Services A/S,
        7.50%, due March 31, 2007                 500,000        498,880
Philip Morris Companies, Inc.,
        7.20%, due February 1, 2007               200,000        200,236
Philip Morris Companies, Inc.,
        6.15%, due March 15, 2000                 250,000        250,993
Raytheon Company,
        6.15%, due November 1, 2008               500,000        472,045
Service Corporation International,
        6.375% notes, due October 1, 2000         500,000        497,285
                                                7,034,777      6,966,764

TRANSPORTATION - 3.62%
Burlington Northern Santa Fe Corp.,
        6.05%, due March 15, 2001                 400,000        398,020
JB Hunt Transport Services, Inc.,
        6.25%, due November 17, 2000              350,000        351,974
United Airlines Pass-Thru Trusts,
        7.27%, due January 30, 2013               399,886        379,828
Wisconsin Central Transportation Corp.,
        6.625%, due April 15, 2008                225,000        213,865
                                                1,374,886      1,343,687

U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 4.46%
Canadian National Railway Company,
        7.00%, due March 15, 2004                 500,000        502,375
Ontario Province of Canada,
        5.50%, due October 1, 2008              1,250,000      1,150,300
                                                1,750,000      1,652,675
UTILITIES - 3.73%
Consolidated Edison Company NY, Inc.,
        6.15%, due July 1, 2008                   400,000        383,192
Long Island Lighting Company,
        7.30%, due July 15, 1999                1,000,000      1,000,590
                                                1,400,000      1,383,782

TOTAL CORPORATE BONDS                          17,431,762     17,250,521
(Cost $17,550,026)

ASSET-BACKED BONDS - 7.41%
California Infrastructure & Economic
        Development Bank Special Purpose Trust
        6.14%, due March 25, 2002                 305,111        306,512
        6.22%, due March 25, 2004                 300,000        299,250
        6.42%, due September 25, 2008             150,000        149,172
Comed Transitional Funding Trust,
        5.63%, due June 25, 2009                1,100,000      1,032,273
Green Tree Financial Corp.,
        6.70%, due October 15, 2017                90,620         90,469
Green Tree Securitized Net
        Interest Margin Trust,
        6.90%, due February 15, 2004              120,223        119,922
MBNA Master Credit Card Trust II,
        5.90%, due August 15, 2011                800,000        751,744
TOTAL ASSET-BACKED BONDS                        2,865,954      2,749,342
(Cost $2,820,075)

COMMERCIAL MORTGAGE-BACKED BONDS - 4.65%
DLJ Commercial Mortgage Corp.,
        6.11%, due December 10, 2007              751,459        731,732
JP Morgan Commercial Mortgage Financial Corp.,
        6.507%, due October 15, 2035              250,000        241,440
Nomura Asset Securities Corporation,
        6.59%, due March 17, 2028                 800,000        780,376
TOTAL COMMERICAL MORTGAGE-BACKED BONDS          1,801,459      1,724,916
(Cost $1,815,427)

U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 37.12%
U.S. GOVERNMENTAL AGENCY - 6.68%
Government National Mortgage Association
        8.00%, due October 15, 2007                17,713         18,205
        8.00%, due November 15, 2009              537,945        558,284
        7.50%, due October 15, 2011               309,472        316,241
        7.50%, due November 15, 2011              345,367        352,920
        9.50%, due September 15, 2019              15,054         16,225
        8.00%, due December 15, 2022              193,895        199,287
        7.00%, due May 15, 2024                   614,746        607,253
        8.00%, due November 15, 2026              371,592        381,927
Small Business Administration
        guaranteed development
        participation certificates
        9.80%, due July 1, 2008                    24,609         26,361
                                                2,430,393      2,476,703

U.S. GOVERNMENT SECURITIES - 6.00%
U.S. Treasury Bonds
        11.125%, due August 15, 2003              700,000        834,862
U.S. Treasury Notes
        7.25%, due August 15, 2004                250,000        265,938
        5.625%, due February 15, 2006             250,000        246,250
        6.50%, due October 15, 2006               850,000        877,625
                                                2,050,000      2,224,675

*GOVERNMENT SPONSORED ENTERPRISES - 24.44%
Federal Home Loan Mortgage Corporation
        8.25%, due July 1, 2008                    20,239         20,745
        8.00%, due January 1, 2012                471,656        486,098
        9.00%, due June 1, 2016                    83,963         89,551
        8.00%, due May 1, 2017                     40,919         42,414
        9.00%, due May 15, 2021                   105,463        109,516
        6.00%, due November 1, 2028             1,963,599      1,850,693
Federal National Mortgage Association
        5.625%, due March 15, 2001              4,425,000      4,417,832
        7.00%, due December 1, 2007                71,277         70,520
        5.25%, due January 15, 2009               800,000        733,432
        8.25%, due January 1, 2009                 14,188         14,683
        7.50%, due September 1, 2011              222,879        226,501
        9.25%, due October 1, 2020                 45,246         48,116
        6.50%, due March 1, 2029                  992,175        958,372
                                                9,256,604      9,068,473

TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES
                                               13,736,997     13,769,851
(Cost $13,948,873)

REPURCHASE AGREEMENT - 4.04%
UMB Bank, n.a., 4.29%, due July 1, 1999
     (Collateralized by U.S. Treasury Notes,
     6.25%, due August                                          31, 2000
     with a value of $1,530,259)
                                                1,500,000      1,500,000
(Cost $1,500,000)

TOTAL INVESTMENTS - 99.73%                                    36,994,630
(Cost $37,634,401)

Other assets less liabilities - 0.27%                             99,532

TOTAL NET ASSETS - 100.00%                                 $  37,094,162

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was
$639,771, which is comprised of unrealized appreciation
of $112,951 and unrealized depreciation of $752,722.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

BABSON MONEY MARKET FUND

The economic tug of war between strength at home and weakness abroad produced a roller coaster ride for money market investors in the twelve months ended in June.

The fiscal year began with most market participants convinced that the Federal Reserve was about to begin a round of short-term rate increases. GDP growth had been stronger than expected and the weakness of the Asian economies, while dampening U.S.
manufacturing, had done little to slow the American economy.

The outlook for rate hikes turned on a dime last August. The spreading of the "Asian flu" to Russia was the catalyst that disrupted financial markets to such a point that the Federal
Reserve had to hurriedly ease three times to prevent an
unnecessary recession. This decline in interest rates did calm financial markets, and also unleashed a flood of mortgage
refinancings by homeowners. By permanently lowering their monthly mortgage payments, consumers were able to dramatically increase their level of spending.

As calendar 1999 progressed, it became apparent that the
increased consumer spending was keeping the economy very strong and market rates began a sustained rise. Intermediate- and long-
term rates rose by 1 percent and money market rates such as six-
month commercial paper rose more than one-half percent. These increases did not slow the economy, so on June 30, the Fed hiked the Federal Funds rate by one-quarter of a percent. No one knows if this tightening of monetary policy will only be the first of a series. It is clear that the Fed will keep tightening until the economy shows some signs of slowing.

What investors should remember from the past year is that
sentiment and markets can turn on a dime. In money market
investing, investors should focus on quality and liquidity since the rewards for riskier strategies are meager. This has been our policy at the Babson Money Market Fund, and we feel that it will continue to benefit our shareholders.

The seven-day yield for Babson Money Market Fund's Prime
Portfolio was 4.10% and the Federal Portfolio was 4.00%, as of
June 30, 1999.

Money market funds are neither insured nor guaranteed by the U.S.
Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON MONEY MARKET FUND - PRIME

                                        PRINCIPAL       MARKET
DESCRIPTION                              AMOUNT         VALUE

SHORT-TERM CORPORATE NOTES - 76.13%
Anheuser-Busch Companies, Inc.,
     4.92%, due July 19, 1999           $1,800,000     $1,795,572
Caterpillar Financial Services,
     4.83%, due August 9, 1999           1,600,000      1,591,628
Coca-Cola Company,
     5.00%, due September 7, 1999        1,800,000      1,783,000
duPont (E.I.) deNemours & Company,
     4.83%, due July 17, 1999            1,800,000      1,795,653
Ford Motor Credit Company,
     4.79%, due September 7, 1999        2,000,000      1,981,904
Fortune Brands, Inc.,
     5.02%, due August 9, 1999           1,800,000      1,790,211
General Electric Capital Company,
     4.73%, due July 19, 1999            1,800,000      1,795,743
General Mills, Inc.,
     4.84%, due July 7, 1999             1,800,000      1,798,548
General Motors Acceptance Corp.,
     4.76%, due November 3, 1999         1,800,000      1,770,250
Grainger (W.W.), Inc.,
     5.00%, due July 12, 1999            1,800,000      1,797,250
Heinz (H.J.) Company,
     4.82%, due July 22, 1999            1,800,000      1,794,939
Lucent Technologies, Inc.,
     4.83%, due July 15, 1999            1,000,000        998,122
McGraw-Hill Companies, Inc.,
     4.75%, due August 3, 1999           1,900,000      1,891,727
Proctor & Gamble Company,
     4.88%, due August 2, 1999           1,800,000      1,792,192
Sara Lee Corp.,
     4.82%, due July 6, 1999             1,800,000      1,798,795
Shell Oil Company,
     5.00%, due July 12, 1999            1,800,000      1,797,250
Xerox Corp.,
     5.04%, due September 27, 1999       1,800,000      1,777,824
TOTAL SHORT-TERM CORPORATE NOTES        29,900,000     29,750,608
(Cost $29,750,608)

GOVERNMENT SPONSORED ENTERPRISES - 11.39%
Federal Home Loan Mortgage Corporation
     Discount Notes,
     4.69%, due October 18, 1999         2,500,000      2,464,499
Federal National Mortgage Association
     Discount Notes,
     5.21%, due July 16, 1999            1,000,000        997,829
Federal National Mortgage Association
     Discount Notes,
     4.63%, due September 20, 1999       1,000,000        989,583

TOTAL GOVERNMENT SPONSORED ENTERPRISES   4,500,000      4,451,911
(Cost $4,451,911)

REPURCHASE AGREEMENT - 13.12%
Morgan Guaranty Trust Company,
        4.60%, due July 1, 1999
        (Collateralized by U.S.
        Treasury Bonds,
        6.875%, due August 15, 2025
        with a value of $5,228,541)      5,126,000      5,126,000
(Cost $5,126,000)

TOTAL INVESTMENTS - 100.64%                            39,328,519
(Cost $39,328,519)

Other assets less liabilities - (0.64%)                  (252,251)

TOTAL NET ASSETS - 100.00%                            $39,076,268

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON MONEY MARKET FUND - FEDERAL

                                                PRINCIPAL      MARKET
DESCRIPTION                                      AMOUNT         VALUE

GOVERNMENT SPONSORED ENTERPRISES - 85.04%
Federal Farm Credit Banks Discount Notes,
     4.70%, due August 5, 1999              $     500,000     $    497,715
Federal Home Loan Banks Discount Notes,
     4.51%, due October 22, 1999                1,000,000          985,844
Federal Home Loan Mortgage Corporation
     Discount Notes
     4.83%, due July 9, 1999                    3,000,000        2,996,780
     4.73%, due August 2, 1999                  1,000,000          995,796
     4.67%, due August 26, 1999                 1,000,000          992,736
Federal National Mortgage Association
     Discount Notes
     4.77%, due July 1, 1999                    1,500,000        1,500,000
     4.73%, due July 28, 1999                   1,000,000          996,452
     4.71%, due September 13, 1999              1,000,000          990,318
     5.00%, due September 14, 1999              1,500,000        1,484,375
TOTAL GOVERNMENT SPONSORED ENTERPRISES         11,500,000       11,440,016
(Cost $11,440,016)

REPURCHASE AGREEMENT - 14.70%
Morgan Guaranty Trust Company,
        4.60%, due July 1, 1999
        (Collateralized by U.S.
        Treasury Bonds,
        6.875%, due August 15, 2025
        with a value of $2,017,560)             1,978,000        1,978,000
(Cost $1,978,000)

TOTAL INVESTMENTS - 99.74%                                      13,418,016
(Cost $13,418,016)

Other assets less liabilities - 0.26%                               34,931

TOTAL NET ASSETS - 100.00%                                   $  13,452,947

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

#For the fiscal year ended June 30, 1999 total investment returns
(price change and reinvested distributions) for the Tax-Free Long and Short portfolios were 1.70% and 1.96%, respectively.
Portfolio MM's price remained at $1.00 and  provided a return of
2.70% for the same period. The average maturities of Portfolios
L, S and MM were 13.8 years, 4.2 years and 42 days, respectively.

Tax-exempt interest rates increased during the past year as a result of the overall weakness in the fixed income markets.
Interest rates have been on the rise due to inflationary fears and speculation over whether the Federal Reserve Board would raise the Federal Funds rate to slow down the economy. Most of the increase in tax-exempt interest rates occurred during the past four months, and therefore, 1999 year-to-date municipal returns are negative. Coupon income was insufficient to offset losses in principal. Shorter maturities had the best performance and this explains why Portfolio L posted the lowest returns of the three portfolios for the one-year period.

Currently, at two hundred basis points, the municipal yield curve
(the yield differential between one and thirty years) is twice as steep as the Treasury curve. The front end of the curve is the steepest and this enables investors to pick up almost one
percentage point in yield by moving from a one-year maturity to a five-year maturity.  In fact, investors can capture seventy-five percent of the entire yield curve by investing in fifteen-year maturities. Due to the higher level of interest rates and
reallocation of funds from over-weighted equity positions, retail demand for municipal bonds has increased.

Over the past several years, issuance in the municipal market has had a tremendous influence on the level of tax-exempt interest rates. While issuance during 1998 was at near record levels, 1999 year-to-date issuance has declined considerably. Refunding
issuance declined the most because the back up in interest rates caused many of these deals to be postponed or cancelled. This decline in municipal issuance is in stark contrast to the
increase in corporate bond issuance during 1999.  The tremendous amount of corporate debt issuance caused corporate credit spreads to widen out. Municipal bond quality spreads, on the other hand, remain relatively narrow by historical standards.

Credit quality in the municipal market remains very strong. The number of ratings upgrades continues to outnumber the number of downgrades. A strong economy has certainly been the catalyst for ratings upgrades, but increasingly diversified regional economies and prudent financial management have also been key factors.
Because of the powerful national economy, state and local tax governments are seeing greater than anticipated revenues. The tax-
backed sector continues to benefit from increasing personal and corporate income taxes, property taxes and sales taxes.

QUALITY RATINGS
                      PORTFOLIO  PORTFOLIO    PORTFOLIO
                          L         S             MM
Aaa                      51%       56%            79%
Aa                       28        22             21
A                        17        13              0
Lower                     4         9              0
Total                   100%      100%           100%
Source: Moody's

CHART - BABSON TAX-FREE INCOME FUND

PORTFOLIOS L & S VERSUS LIPPER GENERAL MUNICIPAL BOND FUNDS AND
LIPPER SHORT TERM MUNICIPAL BOND FUNDS

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO L

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ALABAMA
        Jefferson County Sewer,
        5.00%, due February 1, 2033                 $   1,000,000  $   920,000

ARIZONA
        Maricopa County Unified School District #48,
        9.25%, due July 1, 2007                           500,000      649,375

ARKANSAS
        Arkansas, Series B,
        0.00%, due June 1, 2010                         1,000,000      582,500
        University of Arkansas
        (Athletic Facilities Fayetteville),
        4.80%, due September 15, 2007                   1,000,000      996,250

CALIFORNIA
        Santa Rosa Water, Series B,
        6.00%, due September 1, 2015                      500,000      546,875
        University of California, Series D,
        5.75%, due July 1, 2013                         1,000,000    1,050,000

COLORADO
        Adams County School District #12,
        6.20%, due December 15, 2010                      500,000      527,500

DISTRICT OF COLUMBIA
        District of Columbia, Series A,
        5.75%, due June 1, 2003                            35,000       36,400
        District of Columbia, Series A,
        5.75%, due June 1, 2003                           465,000      484,762

FLORIDA
        Dade County,
        0.00%, due October 1, 2027                      1,000,000      195,000
        Florida State Public Board of Education,
        Series A,
        7.25%, due June 1, 2023                         1,000,000    1,050,530
        Miami-Dade County, Series A,
        0.00%, due October 1, 2015                        500,000      208,125
        Palm Beach County Airport,
        7.75%, due October 1, 2010                        500,000      544,375
        Tampa (Catholic Health Care East),
        4.875%, due November 15, 2023                     500,000      454,375

ILLINOIS
        Chicago, Series B,
        5.125%, due January 1, 2022                     1,000,000      966,250
        Lake County School District,
        5.00%, due December 15, 2014                    1,000,000      970,000

INDIANA
        Indiana Bond Bank Special Program,
        Series 94 A-1,
        5.60%, due August 1, 2015                         500,000      517,500

KANSAS
        Johnson County Unified School District #229,
        Series A,
        4.90%, due October 1, 2011                      1,000,000      985,000

LOUISIANA
        St. Tammany Parish Hospital Service
        District #2 (Slidell Memorial Hospital
        & Medical Center),
        6.125%, due October 1, 2011                      500,000       535,000

MASSACHUSETTS
        Massachusetts Health & Education, Series D,
        5.75%, due July 1, 2014                          500,000       513,750
        Massachusetts Housing Finance Agency
        Projects, Series A,
        6.375%, due April 1, 2021                        975,000     1,028,625

MICHIGAN
        Michigan State Hospital Finance Authority
        (Mercy Health Services), Series Q,
        5.375%, due August 15, 2026                      500,000       488,750

NEVADA
        Clark County School District, Series A,
        6.75%, due March 1, 2007                         500,000       521,250
        Nevada (Natural Resources), Series C,
        5.375%, due May 15, 2017                         500,000       499,375

NEW HAMPSHIRE
        New Hampshire Higher Education &
        Health Facility (Concord Hospital),
        5.70%, due October 1, 2010                       500,000       526,875
        New Hampshire Higher Education &
        Health Facility (Franklin Pierce Law Center),
        5.50%, due July 1, 2018                          500,000       476,875

NEW JERSEY
        New Jersey Turnpike,
        10.375%, due January 1, 2003                     115,000       128,369

NEW YORK
        Battery Park City, Series A,
        5.00%, due November 1, 2004                    1,000,000     1,021,250
        New York City Municipal Water
        Financing Authority, Series A,
        6.80%, due June 15, 2004                       1,000,000     1,056,250
        New York Dormitory
        (State University Education Facility),
        Series B,
        6.10%, due May 15, 2008                        1,000,000     1,087,500
        New York Environmental, Series B,
        6.65%, due September 15, 2013                    500,000       540,000

RHODE ISLAND
        Rhode Island Depositors
        Economic Protection Corp., Series B,
        5.80%, due August 1, 2009                        500,000       531,250
        Rhode Island Industrial Facility Corp.,
        9.125%, due October 1, 2000                       40,000        40,158

TEXAS
        San Antonio Electric & Gas,
        5.75%, due February 1, 2011                      295,000       303,481
        San Antonio Electric & Gas,
        5.75%, due February 1, 2011                      205,000       214,225
        Texas Public Finance, Series A,
        6.00%, due February 1, 2008                      500,000       533,750

VIRGINIA
        Danville Industrial Development
        (Danville Regional Medical Center),
        6.375%, due October 1, 2014                     500,000        547,500
        Fairfax County Industrial Development,
        5.50%, due August 15, 2009                      500,000        513,750
        Virginia State University,
        5.75%, due May 1, 2021                          500,000        513,750

WASHINGTON
        Tacoma Conservation System Project
        (Tacoma Public Utilities),
        6.50%, due January 1, 2012                      500,000        538,125
        Washington, Series DD-13,
        5.875%, due March 1, 2014                       500,000        525,000
        Washington Public Power Supply System
        Nuclear Project #2, Series 94 A,
        5.375%, due July 1, 2011                        500,000        504,375

WISCONSIN
        Wisconsin Public Power,
        5.90%, due July 1, 2011                         500,000        530,625

TOTAL INVESTMENTS - 98.08%                                          25,404,675
(Cost $24,551,804)

Other assets less liabilities - 1.92%                                  497,706

TOTAL NET ASSETS - 100.00%                                       $  25,902,381

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was
$852,871, which is comprised of unrealized appreciation
of $1,029,154 and unrealized depreciation of $176,283.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO S

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ARIZONA
        Chandler,
        6.90%, due July 1, 2005                    $  1,000,000   $  1,055,000
        Maricopa County Unified School District #93,
        6.40%, due July 1, 2005                         500,000        542,500

ARKANSAS
        University of Arkansas
        (Athletic Facilities Fayetteville),
        4.50%, due September 15, 2003                   500,000        502,500
COLORADO
        Jefferson County School District #R-001,
        Series A,
        6.00%, due December 15, 2006                    500,000        542,500

DISTRICT OF COLUMBIA
        District of Columbia, Series A,
        5.75%, due June 1, 2003                         465,000        484,763
        District of Columbia, Series A,
        5.75%, due June 1, 2003                          35,000         36,400

GUAM
        Guam Government Limited Obligation,
        Series A,
        5.75%, due May 1, 2001                          500,000        515,000

ILLINOIS
        Du Page & Will Counties Community
        School District #204,
        7.25%, due December 30, 2004                    500,000        565,000

INDIANA
        Kokomo-Center School Building Corp.,
        6.75%, due July 15, 2007                        250,000        281,563

MASSACHUSETTS
        Massachusetts Health & Education
        (Milford-Whitinsville Regional), Series C,
        4.75%, due July 15, 2003                        500,000        496,250
        Massachusetts Housing Finance Agency Projects,
        Series A, 5.35%, due April 1, 2003              500,000        516,250

MICHIGAN
        Utica Community Schools,
        5.375%, due May 1, 2005                         500,000        520,000

MISSOURI
        Jackson County Industrial Development
        Authority (St. Joseph Health Center),
        4.60%, due July 1, 2001                         500,000        503,750
        Sikeston Electric,
        5.80%, due June 1, 2002                         500,000        520,625

NEVADA
        Washoe County Hospital, Series A,
        5.25%, due June 1, 2001                         500,000        510,000
        Washoe County (Reno Sparks Bowling Facility),
        Series A, 5.40%, due July 1, 2006               500,000        518,125

NEW MEXICO
        Las Cruces School District,
        6.125%, due August 1, 2000                      500,000        512,585

NEW YORK
        Battery Park City,
        6.00%, due November 1, 2003                     500,000        530,625
        Metropolitan Transportation,
        5.00%, due April 1, 2008                        500,000        503,750
        New York Medical Care Finance Agency, Series F,
        6.00%, due August 15, 2002                      500,000        523,125
        New York Medical Care Finance Agency, Series A,
        5.40%, due August 15, 2004                      285,000        288,562
        New York State Dormitory,
        5.35%, due November 1, 2005                     500,000        519,375
        New York State,
        5.00%, due April 1, 2009                        500,000        501,250

NORTH CAROLINA
        North Carolina Eastern Municipal Power Agency,
        Series 93 B,
        5.375%, due January 1, 2001                     500,000        503,750

OHIO
        Columbus City School District,
        6.65%, due December 1, 2012                     500,000        546,250
        Ohio Special Obligation, Series A,
        5.55%, due June 1, 2000                         500,000        509,235
        Ohio State Building Authority,
        4.00%, due October 1, 2004                      250,000        243,750

PENNSYLVANIA
        North Hampton County,
        4.20%, due August 15, 2008                      500,000        475,625

TENNESSEE
        Shelby County,
        4.75%, due June 1, 2009                         500,000        491,875
        Tennessee Housing Development Agency,
        Series A,
        4.95%, due July 1, 2000                         500,000        505,415
TEXAS
        Fort Bend County,
        4.55%, due October 1, 2011                      500,000        500,980
        Houston, Series C,
        5.90%, due March 1, 2003                        140,000        145,425
        Houston, Series C,
        5.90%, due March 1, 2003                        360,000        373,950
        San Antonio Water,
        0.00%, due May 1, 2010                        1,250,000        604,325

WASHINGTON
        Washington Public Power Supply System
        Nuclear Project #2, Series B,
        5.10%, due July 1, 2004                         500,000        513,750
        Washington Public Power Supply System
        Nuclear Project #2, Series B,
        7.50%, due July 1, 2004                         300,000        317,178
        Washington, Series B,
        5.00%, due January 1, 2008                      500,000        502,500

WISCONSIN
        Chippewa Valley Techonologies College
        District, Series A,
        4.75%, due April 1, 2007                        500,000        498,125
        Milwaukee County, Series A,
        5.35%, due September 1, 2001                    500,000        512,500
        Milwaukee Metropolitan Sewer District, Series A,
        7.00%, due September 1, 2000                    500,000        518,750

TOTAL INVESTMENTS - 101.60%                                         19,252,881
(Cost $19,256,749)

Other assets less liabilities - (1.60%)                              (302,947)

TOTAL NET ASSETS - 100.00%                                        $ 18,949,934

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was
$3,868, which is comprised of unrealized appreciation
of $217,099 and unrealized depreciation of $220,967.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ALABAMA
        Montgomery Industrial,
        3.30%, due July 7, 1999                    $    300,000   $    300,000

ALASKA
        Alaska Housing Finance Corp., Series C,
        3.30%, due June 1, 2026*                        500,000        500,000

COLORADO
        Denver City & County,
        7.00%, due October 1, 1999                      200,000        201,945

CONNECTICUT
        Connecticut, Series 97 B,
        3.60%, due May 15, 2014*                        200,000        200,000
        Connecticut,
        4.60%, due May 15, 2000                         150,000        151,273
        Connecticut,
        3.38%, due July 1, 2000                         200,000        200,000
        Connecticut,
        3.60%, due July 1, 1999                         200,000        200,000
        Redding,
        5.85%, due April 15, 2000                       175,000        178,092

FLORIDA
        Dade County Water & Sewer System,
        3.30%, due October 5, 2022*                     400,000        400,000
        Dade County (Florida Power & Light),
        3.40%, due June 1, 2021                         200,000        200,000

GEORGIA
        Metro Atlanta Rapid Transit Authority,
        5.50%, due July 1, 1999                         175,000        175,000
        Municipal Gas Authority, Series 97 B,
        3.30%, due September 1, 2007                    200,000        200,000
        De Kalb Private Hospital Authority
        (Egleston Childrens Hospital), Series A,
        3.35%, due March 1, 2024*                       300,000        300,000

ILLINOIS
        Illinois Health Facilties
        (Rush-Presbyterian, St. Lukes), Series B,
        3.50%, due November 15, 2023*                   200,000        200,000
        Lake County Industrial,
        3.00%, due December 15, 1999                    190,000        190,000
        Northbrook,
        3.75%, due November 1, 1999                     500,000        500,985

INDIANA
        St. Joseph County Education Facilities
        (University of Notre Dame),
        3.60%, due March 1, 2033*                       300,000        300,000

MICHIGAN
        Michigan State Building Authority,
        3.15%, due August 5, 1999                       200,000        200,000
        Michigan State Building Authority, Series I,
        4.90%, due October 1, 1999                      100,000        100,405

MISSISSIPPI
        Jackson County, Series 92,
        3.40%, due June 1, 2023*                        200,000        200,000

MISSOURI
        Missouri Health & Education Facilities
        Authority (Washington University), Series B,
        3.45%, due September 1, 2030*                   200,000        200,000

MONTANA
        Montana, Series C,
        4.50%, due August 1, 1999                       100,000        100,125

NEBRASKA
        Omaha Public Power District,
        4.30%, due February 1, 2000                     100,000        100,569

NEW MEXICO
        Albuquerque Airport, Series 95,
        3.30%, due July 1, 2014*                        200,000        200,000
        Hurley (British Petroleum),
        3.40%, due December 1, 2015*                    200,000        200,000

NEW JERSEY
        Bergen County,
        6.35%, due January 15, 2000                     180,000        182,943

NEW YORK
        New York City Municipal Water
        Finance Authority, Series G,
        3.40%, due June 15, 2024*                        200,000       200,000
        Port Authority of New York/New Jersey,
        3.40%, due June 1, 2020                          100,000       100,000

NORTH CAROLINA
        Charlotte Airport, Series 93 A,
        3.30%, due July 1, 2016*                         300,000       300,000
        Raleigh Durham Airport Authority,
        3.45%, due November 1, 2005                      100,000       100,000
        Winston-Salem Water & Sewer System,
        3.35%, due June 1, 2014*                         200,000       200,000

OHIO
        Ohio Highway, 4.80%, due May 1, 2000             100,000       101,054
        Ohio State University,
        3.13%, due August 26, 1999                       300,000       300,000

RHODE ISLAND
        Rhode Island Correction Facility,
        6.85%, due August 1, 1999                        150,000       153,384

TENNESSEE
        Tennessee, Series 98 C,
        3.30%, due July 2, 2001*                         200,000        200,000

TEXAS
        Harris County, Series A,
        3.25%, due July 14, 1999                         100,000        100,000
        Harris County, Series B,
        3.05%, due July 19, 1999                         200,000        200,000
        Lone Star Airport Improvement Authority,
        Series B-4, 3.85%, due
        December 1, 2014*                                100,000       100,000
        Lower Neches Valley Authority
        Industrial Development Corp.,
        3.30%, due February 1, 2004*                     500,000       500,000
        Southwest Higher Education Authority, Series 85,
        3.45%, due July 1, 2015*                         300,000       300,000

UTAH
        Utah Transit Authority,
        3.65%, due May 1, 2028*                          400,000       400,000
        Intermountain Power Agency,
        3.125%, due September 15, 1999                   200,000       200,000

WASHINGTON
        Seattle Municipal Light & Power,
        3.30%, due November 1, 2018                      200,000       200,000
        Washington, Series 96 B,
        3.40%, due June 1, 2020*                         200,000       200,000
        Washington Public Power Supply System
        Nuclear Project #1, Series 1A-1,
        3.40%, due July 1, 2017*                         100,000       100,000

WISCONSIN
        Oak Creek (Wisconsin Electric Power Co),
        3.45%, due August 1, 2016                        400,000       400,000
        Sheboygan (Wisconsin Power & Light Co),
        3.75%, due August 1, 2014*                       300,000       300,000
        Milwaukee County, Series A,
        5.10%, due September 1, 1999                     100,000       100,307
        Wisconsin, Series 1,
        4.80%, due November 1, 1999                      100,000       100,526

WYOMING
        Sublette County,
        3.40%, due November 1, 2014                     300,000        300,000

TOTAL INVESTMENTS - 105.18%                                         11,036,608
(Cost $11,036,608)

Other assets less liabilities - (5.18%)                              (543,478)

TOTAL NET ASSETS - 100.00%                                       $  10,493,130

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

*Variable rate security

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                            BABSON    BABSON    BABSON    SHADOW    BABSON
                                       ENTERPRISE ENTERPRISE II GROWTH     STOCK     VALUE
                                              FUND   FUND         FUND      FUND      FUND

ASSETS:
  Investments at cost                     $144,454   $61,738  $292,482   $40,833   $851,750
  Investments at value                    $158,320   $77,455  $497,031   $50,084 $1,243,393
  Cash denominated in foreign currencies
  (cost $38)                                     -         -         -         -          -
  Cash                                           4         -         -         -          -

  Receivables:
    Investments sold                           573       110         -         -        559
    Dividends                                  197        80       280        62      1,211
    Interest                                     1         -         1         -          3
    Fund shares sold                             -        60         -       308        606
    Foreign tax                                  -         -         -         -          -
    Other                                        -         -         -         -          -
  Prepaid registration fees                      -         -         -         -          -
      Total assets                         159,095    77,705   497,312    50,454  1,245,772
LIABILITIES AND NET ASSETS:
  Cash overdraft                                 -        22     2,027       142        855
  Payables:
    Management fees                            137        73       312        31        987
    Registration fees                            -         -         -         -          -
    Dividends                                    -         -         -         -          -
    Investments purchased                    3,579       301     4,632         -          -
    Fund share redemptions                       -         -         -         -          -
    Foreign tax withholding                      -         -         -         -          -
    Other                                        -         -         -         8          -
      Total liabilities                      3,716       396     6,971       181      1,842
NET ASSETS                                $155,379   $77,309  $490,341   $50,273 $1,243,930

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)                              $129,588   $59,700  $251,566   $39,681   $793,400
  Undistributed net investment income          287        48         -       191        450
  Undistributed net realized gain (loss)
    from investment transactions and
    foreign currency transactions           11,638     1,844    34,226     1,150     58,437
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and liabilities
    in foreign currencies                   13,866    15,717   204,549     9,251    391,643

NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES                      $155,379   $77,309  $490,341   $50,273 $1,243,930
Capital shares, $1.00 par value
  Authorized                                20,000    10,000   100,000    10,000     50,000
  Outstanding                               10,556     3,158    24,508     4,168     24,219
NET ASSET VALUE PER SHARE                   $14.72    $24.48    $20.01    $12.06     $51.36

See accompanying Notes to Financial Statements.

ASSETS:

BABSON    BABSON    BABSON    BABSON    BABSON     BABSON     BABSON      BABSON
STEWART   BOND      BOND      MONEY     MONEY      TAX-FREE   TAX-FREE    TAX-FREE
IVORY     TRUST     TRUST     MARKET    MARKET     INCOME     INCOME      INCOME
INTER-    PORTFOLIO PORTFOLIO FUND      FUND       FUND       FUND        FUND
NATIONAL  L         S         PRIME     FEDERAL    PORTFOLIO  PORTFOLIO   PORTFOLIO
FUND                          PORTFOLIO PORTFOLIO  L          S           MM

$62,719   $120,977  $37,635   $39,329   $13,418     $4,552    $19,257     $11,037
$82,073   $118,872  $36,995   $39,329   $13,418    $25,405    $19,253     $11,037
     38          -        -         -         -          -          -           -
      -        855      425         -        79        201          -           -

  1,782         75        8         -         -          -          -           -
    160          -        -         -         -          -          -           -
      -      1,806      585         1         -        417        308          66
  4,633         27        -         -         -          -          -           -
     97          -        -         -         -          -          -           -
      -         37       26         -         -          -          -           -
      -          -        -        13         9          -          -           -
 88,783     121,672  38,039    39,343    13,506     26,023     19,561      11,103

      -          -        -       109         -          -        532         377

     69         90       19        28        10         20         15           5
      -          -        -         -         -          6          5           2
      -        573      178       130        43         95         59          26
      -        935      748         -         -          -          -         200
     83         10        -         -         -          -          -           -
     18          -        -         -         -          -          -           -
      3          -        -         -         -          -          -           -
    173      1,608      945       267        53        121        611         610
$88,610   $120,064  $37,094   $39,076   $13,453    $25,902    $18,950     $10,493
$62,489   $125,477  $39,722   $39,083   $13,453    $24,893    $18,854     $10,493
  (488)          -        -         -         -          -          -           -

  7,269    (3,308)  (1,988)       (7)         -        156         99           -

 19,340    (2,105)    (640)        -          -        853        (4)           -

$88,610   $120,064  $37,094    $39,076   $13,453    $25,902   $18,950     $10,493
 10,000  UnlimitedUnlimited  1,000,000 1,000,000     50,000    50,000     100,000
  4,549     78,931    3,864     39,061    13,451      2,906     1,795      10,487
 $19.48      $1.52    $9.60      $1.00     $1.00      $8.91    $10.56       $1.00

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)

                                BABSON            BABSON       BABSON  SHADOW  BABSON
                              ENTERPRISE        ENTERPRISE     GROWTH  STOCK   VALUE
                                 FUND            FUND II        FUND    FUND    FUND
                           1999(1)  1998(2)  1999(1)  1998(2)   1999    1999    1999(1)
INVESTMENT INCOME:
  Dividends                $1,200    $2,545    $550   $1,141  $3,443    $876   $14,610
  Interest                     87       282      26      230     696      91       773
  Foreign tax withheld          -         -       -        -       -       -     (149)
                            1,287     2,827     576    1,371   4,139     967    15,234
EXPENSES:
  Management fees             990     2,199     513      999   3,700     375     7,202
  Registration fees            10        26      15       32      32      44        68
  Custody and pricing
   service fees                 -         -       -        -       -      94         -

    Total expenses
     before voluntary
     reduction of
     management fees        1,000     2,225     528    1,031   3,732     513     7,270
    Less: voluntary
     reduction of
     management fees            -         -       -        -       -       -         -

  Net expenses              1,000     2,225     528    1,031   3,732     513     7,270
  Net investment income       287       602      48      340     407     454     7,964

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
  Net realized gain
   (loss) from:
    Investment
     transactions          11,805    28,111   1,859    4,678  78,657   3,419   68,640
    Foreign currency
     transactions               -         -       -        -       -       -        -
  Net unrealized
   appreciation
   (depreciation)
   during the period
   on:
   Investments            (6,426)  (51,434)   5,370 (10,623) (2,914) (4,111)  84,680
   Translation of
    assets and
    liabilities in
    foreign currencies          -         -       -        -       -       -       -
  Net gain (loss) on
   investments and
   foreign currency         5,379  (23,323)   7,229  (5,945)  75,743   (692) 153,320
  Net increase
   (decrease) in net
   assets resulting
   from operations         $5,666  $(22,721) $7,277  $(5,605)$76,150  $(238)$161,284

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.

                                                        Babson  Babson   Babson Babson   Babson
           Babson-                                      Money   Money  Tax-Free Tax-Free Tax-Free
        Stewart Ivory                                   Market  Market  Income  Income   Income
 Babson    Inter- Babson Bond Trust   Babson Bond Trust Fund    Fund      Fund  Fund     Fund
  Value   nationalPortfolioPortfolio PortfolioPortfolio Prime   FederalPortfolioPortfolioPortfolio
  Fund      Fund     L        L         S         S    PortfolioPortfolio   L       S      MM
 1998(2)    1999   1999(1)  1998(2)   1999(1)   1998(2)   1999   1999    1999    1999    1999

$31,990   $1,428       $-       $-        $-        $-      $-     $-      $-      $-      $-
  2,872       92    4,895    8,902     1,428     2,557   2,013    710   1,440     999     374
      -    (155)        -        -         -         -       -      -       -       -       -
 34,862    1,365    4,895    8,902     1,428     2,557   2,013    710   1,440     999     374

 14,844      885      692    1,226       215       370     330    118     259     197       6
    204       27       15       26         5         7      13      4      15      12      58
      -      233        -        -         -         -       -      -       -       -       -

 15,048    1,145      707    1,252       220       377     343    122     274     209      64
      -        -        -        -      (71)     (117)       -      -       -       -
 15,048    1,145      707    1,252       149       260     343    122     274     209      64
 19,814      220    4,188    7,650     1,279     2,297   1,670    588   1,166     790     310

 75,274   10,042       97    2,150       156       337       -      -    157      107       -
      -    (925)        -        -         -         -       -      -      -        -       -

(55,316) (4,705)  (5,777)      394   (1,355)       155       -      -  (827)    (472)       -

      -     (14)        -        -         -         -       -      -      -        -       -

  19,958   4,398  (5,680)    2,544   (1,199)       492       -      -  (670)    (365)       -

 $39,772  $4,618 $(1,492)  $10,194       $80    $2,789  $1,670   $588   $496     $425    $310

Statements of Changes in Net Assets

FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)

                                 BABSON ENTERPRISE FUND   BABSONENTERPRISE FUND II
                              1999(1)   1998(2)  1997(3)  1999(1)  1998(2)  1997(3)
OPERATIONS:
  Net investment
   income                       $287      $602     $615      $48     $340    $165
  Net realized
   gain from investment
   and foreign
   currency transactions      11,805    28,111   24,456    1,859    4,678   6,574
  Net unrealized
   appreciation
   (depreciation)on
   investments and
   translation of assets
   and liabilities in
   foreign currencies
   during the period         (6,426)  (51,434)   33,258    5,370 (10,623)  11,080

    Net increase
     (decrease)
     in net assets
     resulting from
     operations                5,666  (22,721)   58,329    7,277  (5,605)  17,819
    Net equalization
     included in the
     price of shares
     issued and redeemed           -      (78)     (97)        -       72     147

DISTRIBUTIONS TO
SHAREHOLDERS:
  Net investment
   income                      (531)     (607)        -    (174)    (154)   (235)
  Net realized gain
   from investment
   transactions             (26,217)  (24,566) (27,062)  (3,718)  (6,554) (6,251)
      Total
       distributions
       to shareholders      (26,748)  (25,173) (27,062)  (3,892)  (6,708) (6,486)

CAPITAL SHARE
TRANSACTIONS:*
  Shares sold                  3,937     7,033    9,796   10,618   41,623  48,745
  Reinvested
   distributions              25,039    23,501   25,690    3,737    6,442   6,306
                              28,976    30,534   35,486   14,355   48,065  55,051
  Shares repurchased        (31,806)  (19,465) (52,241) (23,385) (34,570)(30,458)
      Net increase
       (decrease)
       from capital
       share transactions    (2,830)    11,069 (16,755)  (9,030)   13,495  24,593
      Net increase
       (decrease)
       in net assets        (23,912)  (36,903)   14,415  (5,645)    1,254  36,073

NET ASSETS:
  Beginning of period        179,291   216,194  201,779   82,954   81,700  45,627

  End of period             $155,379  $179,291 $216,194  $77,309  $82,954 $81,700

  Undistributed net
    investment income
    at end of period            $287      $643   $1,548      $48     $480    $405

*Fund share transactions:
  Shares sold                    287       389      552      481    1,679   2,016
  Reinvested
   distributions               1,817     1,279    1,588      174      265     311
                               2,104     1,668    2,140      655    1,944   2,327
  Shares repurchased         (2,329)   (1,074)  (2,854)  (1,072)  (1,428) (1,273)
      Net increase
       (decrease) in
       fund shares             (225)       594    (714)    (417)      516   1,054

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended November 30, 1997.

See accompanying Notes to Financial Statements.

                                                                         BABSON-STEWARTIVORY
        BABSON GROWTH       SHADOW STOCK           BABSON VALUE          INTERNATIONAL FUND
            FUND                 FUND                  FUND                       FUND
        1999      1998      1999      1998   1999(1)   1998(2)   1997(3)      1999   1998

        $407    $1,251      $454      $288    $7,964   $19,814   $13,631      $220     $389

      78,657    66,315     3,419     6,818    68,640    75,274    43,841     9,117    6,390

     (2,914)    28,509   (4,111)     2,320    84,680  (55,316)   215,582   (4,719)    (404)

      76,150    96,075     (238)     9,426   161,284    39,772   273,054     4,618    6,375

           -      (15)         -      (12)         -     1,006     4,673         -        -

       (435)   (1,286)     (283)     (350)  (11,954)  (17,864)  (12,080)     (196)    (347)
    (89,064)  (29,518)   (3,971)   (6,317)  (60,876)  (43,880)  (12,342)   (4,016)  (5,120)
    (89,499)  (30,804)   (4,254)   (6,667)  (72,830)  (61,744)  (24,422)   (4,212)  (5,467)

      68,166    60,232    16,595    51,683   183,659   513,526   676,854   141,384   41,330
      82,101    28,406     3,827     6,122    59,332    49,896    18,924     3,579    4,600
     150,267    88,638    20,422    57,805   242,991   563,422   695,778   144,963   45,930
    (97,578)  (68,117)  (17,176)  (50,355) (581,111) (468,037) (293,897) (161,163) (53,066)
      52,689    20,521     3,246     7,450 (338,120)    95,385   401,881  (16,200)  (7,136)
      39,340    85,777   (1,246)    10,197 (249,666)    74,419   655,186  (15,794)  (6,228)

     451,001   365,224    51,519    41,322 1,493,596 1,419,177   763,991   104,404  110,632
    $490,341  $451,001   $50,273   $51,519$1,243,930$1,493,596$1,419,177   $88,610 $104,404
          $-       $49      $191       $34      $450   $17,971   $16,435    $(488)     $183

       3,360     3,112     1,433     3,766     3,842    10,705    16,489     7,620    2,161
       4,205     1,617       340       490     1,320     1,109       470       194      262
       7,565     4,729     1,773     4,256     5,162    11,814    16,959     7,814    2,423
     (4,770)   (3,537)   (1,497)   (3,652)  (12,441)  (10,053)   (6,991)   (8,579)  (2,773)
       2,795     1,192       276       604   (7,279)     1,761     9,968     (765)    (350)

     150,267    88,638    20,422    57,805   242,991   563,422   695,778   144,963   45,930

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)

                              BABSON BOND TRUST -             BABSONBOND TRUST -
                                 PORTFOLIO L                     PORTFOLIO S
                          1999(1)   1998(2)   1997(3)   1999(1)   1998(2)   1997(3)

OPERATIONS:
  Net investment
   income                 $4,188    $7,650    $8,568    $1,279    $2,297    $2,499
  Net realized
   gain (loss) from
   investment
   transactions               97     2,150     (546)       156       337     (443)
  Net unrealized
   appreciation
   (depreciation)
   on investments
   during the period     (5,777)       394       876   (1,355)       155       569

    Net increase
     (decrease) in
     net assets
     resulting from
     operations          (1,492)    10,194     8,898        80     2,789     2,625

DISTRIBUTIONS TO
SHAREHOLDERS:
  Net investment
   income                (4,188)   (7,650)   (8,568)   (1,279)   (2,297)   (2,499)
  Net realized gain
   from investment
   transactions                -         -         -         -         -         -

      Total from
       distributions
       to shareholders   (4,188)   (7,650)   (8,568)   (1,279)   (2,297)   (2,499)

CAPITAL SHARE
TRANSACTIONS:*
  Shares sold             20,367    23,231    19,321     6,269     6,842    14,583
  Reinvested
    distributions          2,940     6,273     6,988       943     2,008     2,075
                          23,307    29,504    26,309     7,212     8,850    16,658
  Shares repurchased    (25,749)  (36,335)  (36,426)   (7,377)  (11,448)  (10,395)

      Net increase
       (decrease) from
       capital share
       transactions      (2,442)   (6,831)  (10,117)     (165)   (2,598)     6,263

         Net increase
          (decrease)
          in net assets  (8,122)   (4,287)   (9,787)   (1,364)   (2,106)     6,389

NET ASSETS:
  Beginning of period    128,186   132,473   142,260    38,458    40,564    34,175

  End of period         $120,064  $128,186  $132,473   $37,094   $38,458   $40,564

  Undistributed net
    investment income
    at end of period          $-      $260      $260        $-        $-        $-

*Fund share
  transactions:
  Shares sold             12,849    14,688    12,616       638       692     1,511
  Reinvested
    distributions          1,880     3,973     4,566        96       203       215
                          14,729    18,661    17,182       734       895     1,726
  Shares repurchased    (16,326)  (23,027)  (23,793)     (751)   (1,161)   (1,076)

       Net increase
        (decrease)
        in fund shares   (1,597)   (4,366)   (6,611)      (17)     (266)       650

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended November 30, 1997.

See accompanying Notes to Financial Statements.

       Babson            Babson            Babson            Babson            Babson
    Money Market      Money Market    Tax-Free Income    Tax-Free Income   Tax-Free Income
        Fund              Fund              Fund              Fund              Fund
   Prime Portfolio  Federal Portfolio    Portfolio L       Portfolio S      Portfolio MM
    1999     1998     1999     1998     1999     1998     1999     1998     1999     1998

  $1,670   $1,769     $588     $586   $1,166   $1,223     $790     $897     $310     $334
       -        -        -        -      157      220      107       74        -        -

       -        -        -        -    (827)      635    (472)       80        -        -

   1,670    1,769      588      586      496    2,078      425    1,051      310      334

 (1,670)  (1,769)    (588)    (586)  (1,166)  (1,223)    (790)    (897)    (310)    (334)
       -        -        -        -    (221)     (66)     (51)     (63)        -        -
 (1,670)  (1,769)    (588)    (586)  (1,387)  (1,289)    (841)    (960)    (310)    (334)

  41,648   35,310   13,595   11,233    1,283    1,816      737    1,145   10,230   16,715
   1,563    1,678      566      561      757      714      574      599      277      262
  43,211   36,988   14,161   11,794    2,040    2,530    1,311    1,744   10,507   16,977
(40,853) (38,544) (13,014) (12,688)  (2,541)  (3,268)  (3,290)  (3,426) (10,283) (16,158)
   2,358  (1,556)    1,147    (894)    (501)    (738)  (1,979)  (1,682)      224      819
   2,358  (1,556)    1,147    (894)  (1,392)       51  (2,395)  (1,591)      224      819

  36,718   38,274   12,306   13,200   27,294   27,243   21,345   22,936   10,269    9,450
 $39,076  $36,718  $13,453  $12,306  $25,902  $27,294  $18,950  $21,345  $10,493  $10,269
      $-       $-       $-       $-       $-       $-       $1       $-       $-       $-

  41,657   35,310   13,594   11,233      131      198       65      106   10,230   16,715
   1,563    1,678      566      561       83       78       53       55      277      262
  43,220   36,988   14,160   11,794      214      276      118      161   10,507   16,977
(39,081) (38,544) (12,997) (12,688)    (269)    (356)    (302)    (317) (10,283) (16,158)
   4,139  (1,556)    1,163    (894)     (55)     (80)    (184)    (156)      224      819

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth
Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International
Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson Tax-
Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond Trust
(comprising of Portfolio L and S), D.L. Babson Money Market Fund (comprising of
Prime and Federal Portfolios) and D.L. Babson Tax-Free Income Fund (comprising of Portfolio L, S and MM) are of a series type. The Funds are required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the net asset value of each
Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.
In 1999, the Funds' Board of Directors approved a change in the Babson
Enterprise Fund, Babson Enterprise Fund II, Babson Value Fund and D.L. Babson
Bond Trust fiscal year end from November 30 to June 30. As a result, this financial report reflects the seven month period from December 1, 1998 through
June 30, 1999 for these Funds.

A. Investment Valuation - Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities
for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of
Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S.
dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Interest income is recognized on the accrual basis and includes accretion of market discounts. Premiums on debt securities are not amortized, except for D.L.
Babson Tax-Free Income Fund which amortizes premiums. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

C. Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts - The Babson-Stewart Ivory International
Fund may enter into forward foreign
currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.
These
contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

he use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. Federal and State Taxes - The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore,  no provision for federal or state tax is required. At June 30, 1999, the D.L. Babson Money Market Prime Portfolio, D.L. Babson Bond Trust Portfolio L
and D.L. Babson Bond Trust Portfolio S have accumulated net realized losses on sales of investments for federal income tax purposes of $7,368 (expiring $67 in
2000, $56 in 2001, $81 in 2002, $6,722 in 2003, $306 in 2005 and $136 in 2006),
$3,307,631 (expiring $970,985 in 2002, $423,327 in 2003, $1,367,653 in 2004 and
$545,666 in 2005) and $1,988,385 (expiring $579,476 in 2002, $388,485 in 2003,
$577,562 in 2004 and $442,862 in 2005), respectively, which are available to offset future taxable gains.

For corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

fund                   percentage
Enterprise              100%
Enterprise II           70%
Growth                  19%
Shadow Stock           100%
Value                   33%

The following percentages of ordinary income distributions are exempt-interest dividends for federal income tax purposes:

fund                               percentage
Tax-Free Income - Portfolio L          100%
Tax-Free Income - Portfolio S          100%
Tax-Free Income - Portfolio MM         100%

For federal income tax purposes, the Funds designate capital gain dividends as follows:

fund
Enterprise                         $26,217,600
Enterprise II                        3,718,579
Growth                              76,170,304
Shadow Stock                         3,565,056
Value                               60,875,853
Stewart Ivory International          2,877,019
Bond - Portfolio L                      -
Bond - Portfolio S                      -
Money Market - Prime                    -
Money Market - Federal                  -
Tax-Free Income - Portfolio L          215,463
Tax-Free Income - Portfolio S           42,689
Tax-Free Income - Portfolio MM          -

F. Equalization - Prior to December 1, 1998, the Babson Enterprise Fund, Babson
Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund and Babson
Value Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by the sales or redemption of fund shares. As of
December 1, 1998, these Funds discontinued using equalization. This change has no effect on the Funds' net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 for the Babson Enterprise Fund, Babson
Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value
Fund by $111,919, $306,310, $4,345, $331 and $13,531,896, respectively.

G. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales and foreign currency transactions.

H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                        Average Daily Net        Annual Rate
Fund                     Assets of Fund           Percentage

Enterprise and          Up to $30 million               1.5%
Enterprise II           Over $30 million                1.0%
Shadow Stock                                            1.0%
Growth                  Up to $250 million               .85%
                        Over $250 million                .70%
Value, Tax-Free Income
(Portfolio L and S), Bond
Trust (Portfolio L and S)
and Stewart Ivory
International                                           .95%
Money Market
(Portfolio Prime and Federal)                           .85%
Tax-Free Income
(Portfolio MM)                                          .50%

During the period from December 1, 1991 to March 31, 2000, fees for Bond Trust
(Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended June 30, 1999 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
Purchases                $    17,631,727
Proceeds from sales           48,335,601
Babson Enterprise Fund II:
Purchases                $    10,143,593
Proceeds from sales           19,215,576
Babson Growth Fund:
Purchases                $    181,619,056
Proceeds from sales           212,350,661
Shadow Stock Fund:
Purchases                $     10,111,186
Proceeds from sales            11,097,738
Babson Value Fund:
Purchases                $    160,497,590
Proceeds from sales           461,274,163
Babson-Stewart Ivory International Fund:
Purchases                $     45,175,287
Proceeds from sales            70,278,040
Babson Bond Trust - Portfolio L:
Purchases                $     47,053,756
Proceeds from sales            47,671,943
Babson Bond Trust - Portfolio S:
Purchases                $     20,807,198
Proceeds from sales            20,172,023
Babson Money Market Fund - Prime Portfolio:
Purchases                $    320,757,434
Proceeds from sales            325,352,848
Babson Money Market Fund - Federal Portfolio:
Purchases                $    157,499,169
Proceeds from sales           220,657,209
Babson Tax-Free Income Fund - Portfolio L:
Purchases                $      2,497,317
Proceeds from sales             3,579,522
Babson Tax-Free Income Fund - Portfolio S:
Purchases                $      4,480,088
Proceeds from sales             6,273,660
Babson Tax-Free Income Fund - Portfolio MM:
Purchases                $     32,447,294
Proceeds from sales            32,071,000

4. FORWARD FOREIGN CURRENCY CONTRACTS:

Following is a summary of forward foreign currency contracts that were outstanding at June 30, 1999 for the Babson-Stewart Ivory International Fund:

Contracts to Sell Currency:

                          Foreign       Amount To Be                  Net Unrealized
             Settlement   Currency       Received In  U.S. $ Value    Appreciation
                Date  To Be Delivered       U.S.$    as of 6/30/99    (depreciation)

European Euro  7/1/99          325          $334           $334          $   -
Japanese Yen   7/1/99    4,430,879        36,543         36,543              -
                                         $36,877        $36,877          $   -

5. CHANGE IN ACCOUNTANTS (UNAUDITED):

On April 27, 1999, Arthur Andersen LLP (AA) resigned as independent accountants for the David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-
Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc., and
D.L. Babson Tax-Free Income Fund, Inc. (the Funds). AA's reports on the Funds'
financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with AA during the Funds' two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of
Directors, upon the recommendation of the audit committee, appointed Ernst &
Young LLP as the independent accountants for the Funds for the fiscal year ending June 30, 1999.

FINANCIAL HIGHLIGHTS

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock
outstanding throughout each period.

                        SEVEN MONTHS ENDED          Years Ended  November 30,
                          JUNE 30, 1999    1998      1997      1996      1995      1994
Net asset value,
 beginning of period         $16.63      $21.22    $18.51    $17.35    $16.64    $17.20
  Income from
   investment
   operations:
  Net investment
   income                       .03         .04       .06       .06       .10       .03
  Net gains (losses)
   on securities
  (both realized and
   unrealized)                  .58      (2.15)      5.31      3.06      2.34       .57
Total from investment
  operations                    .61      (2.11)      5.37      3.12      2.44       .60
  Less distributions:
  Dividends from net
   investment income          (.05)       (.06)         -     (.12)     (.04)     (.05)
  Distributions from
   capital gains             (2.47)      (2.42)    (2.66)    (1.84)    (1.69)    (1.11)
  Total distributions        (2.52)      (2.48)    (2.66)    (1.96)    (1.73)    (1.16)
Net asset value, end
  of period                  $14.72      $16.63    $21.22    $18.51    $17.35    $16.64
Total return*                 4.70%    (11.05%)    33.49%    20.17%    16.42%     3.70%
Ratios/Supplemental
 Data
Net assets, end of period
  (in millions)                $155        $179      $216      $202      $202      $188
Ratio of expenses to
 average net assets**         1.11%       1.09%     1.08%     1.08%     1.09%     1.08%
Ratio of net investment
  income to average net
  assets**                     .32%        .29%      .30%      .35%      .67%      .22%
Portfolio turnover rate         12%         22%       22%      24%        13%       15%

BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock
outstanding throughout each period.

                    SEVEN MONTHS ENDED             Years Ended November 30,
                      JUNE 30, 1999        1998      1997      1996      1995      1994

Net asset value,
 beginning of period         $23.20      $26.70     $22.7    $19.19    $16.22    $16.92
  Income from
    investment
    operations:
  Net investment
    income                      .03         .10       .08       .11       .05       .02
  Net gains (losses)
    on securities
   (both realized
    and unrealized)            2.37      (1.50)      6.97      4.45      3.03     (.39)
  Total from investment
    operations                 2.40      (1.40)      7.05      4.56      3.08     (.37)
  Less distributions:
  Dividends from net
   investment income          (.05)       (.05)     (.11)     (.05)     (.02)         -
  Distributions from
   capital gains             (1.07)      (2.05)    (2.99)     (.95)     (.09)     (.33)
  Total distributions        (1.12)      (2.10)    (3.10)    (1.00)     (.11)     (.33)
Net asset value, end
  of period                  $24.48      $23.20    $26.70    $22.75    $19.19    $16.22
Total return*                11.03%     (5.61%)    35.29%    25.04%    19.11%    (2.32%)
Ratios/Supplemental Data
Net assets, end
 of period (in millions)        $77         $83       $82       $46       $40       $36
Ratio of expenses to
  average net assets**        1.23%       1.22%     1.28%     1.38%     1.45%     1.50%
Ratio of net investment
 income to average net
 assets**                      .11%        .40%      .27%      .55%      .30%      .14%
Portfolio turnover rate         14%         25%       25%       30%       15%        9%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

BABSON GROWTH FUND

Condensed data for a share of capital stock
outstanding throughout each year.

                                                        YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year        $20.77    $17.80    $14.42    $13.43    $11.78
  Income from investment operations:
  Net investment income                      .02       .06       .09       .12       .18
  Net gains (losses) on securities
    (both realized and unrealized)          3.25      4.41      4.16      2.91      2.18
  Total from investment operations          3.27      4.47      4.25      3.03      2.36
  Less distributions:
  Dividends from net investment income     (.02)     (.06)     (.09)     (.13)     (.18)
  Distributions from capital gains        (4.01)    (1.44)     (.78)    (1.91)     (.53)
  Total distributions                     (4.03)    (1.50)     (.87)    (2.04)     (.71)
Net asset value, end of year              $20.01    $20.77    $17.80    $14.42    $13.43
Total return                              17.04%    26.73%    30.10%    22.99%    20.23%
Ratios/Supplemental Data
Net assets, end of year (in millions)       $490      $451      $365      $280      $247
Ratio of expenses to average net assets     .79%      .80%      .83%      .85%      .85%
Ratio of net investment income to average
net assets                                  .09%      .30%      .61%      .82%     1.42%
Portfolio turnover rate                      39%       35%       20%       33%       17%

SHADOW STOCK FUND

Condensed data for a share of capital stock
outstanding throughout each year.

                                                     YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year        $13.24    $12.57    $11.31    $10.55     $9.67
  Income from investment operations:
  Net investment income                      .11       .08       .12       .09       .10
  Net gains (losses) on securities
 (both realized and unrealized)            (.24)      2.54      2.44      1.67      1.42
  Total from investment operations         (.13)      2.62      2.56      1.76      1.52
  Less distributions:
  Dividends from net investment income     (.07)     (.10)     (.09)     (.10)     (.10)
  Distributions from capital gains         (.98)    (1.85)    (1.21)     (.90)     (.54)
  Total distributions                     (1.05)    (1.95)    (1.30)    (1.00)     (.64)
Net asset value, end of year              $12.06    $13.24    $12.57    $11.31    $10.55
Total return                              (.25%)    21.98%    23.63%    17.13%    16.16%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $50       $52       $41       $39       $39
Ratio of expenses to average net assets    1.10%     1.16%     1.13%     1.14%     1.13%
Ratio of net investment income to
 average net assets                         .97%      .56%     1.00%      .79%     1.01%
Portfolio turnover rate                      21%       43%        0%       25%       19%

See accompanying Notes to Financial Statements.

BABSON VALUE FUND

Condensed data for a share of capital stock
outstanding throughout each year.

                        SEVEN MONTHS ENDED         Years Ended November 30,
                           JUNE 30, 1999   1998      1997      1996      1995      1994

Net asset value,
 beginning of period         $47.42      $47.73    $38.65    $31.78    $25.19    $25.36
  Income from investment
   operations:
  Net investment income         .45         .62       .51       .55       .59       .56
  Net gains (losses) on
   securities
   (both realized and
   unrealized)                 5.90        1.09      9.65      7.20      7.20       .58
  Total from investment
    operations                 6.35        1.71     10.16      7.75      7.79      1.14
  Less distributions:
  Dividends from net
   investment income          (.44)       (.56)     (.47)     (.53)     (.60)     (.40)
  Distributions from
   capital gains             (1.97)      (1.46)     (.61)     (.35)     (.60)     (.91)
  Total distributions        (2.41)      (2.02)    (1.08)     (.88)    (1.20)    (1.31)
Net asset value, end
  of period                  $51.36      $47.42    $47.73    $38.65    $31.78    $25.19
Total return*                14.14%       3.85%    26.89%    24.91%    32.07%     4.51%
Ratios/Supplemental Data
Net assets, end of period
  (in millions)              $1,244      $1,494    $1,419      $764      $293      $120
Ratio of expenses to
  average net assets**         .96%        .98%      .97%      .96%      .98%      .99%
Ratio of net investment
 income to average
 net assets**                 1.05%       1.28%     1.22%     1.63%     2.12%     2.32%
Portfolio turnover rate         13%         42%       17%       11%        6%       14%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock
outstanding throughout each year.

                                                      YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year        $19.65    $19.53    $18.04    $15.96    $16.41
  Income from investment operations:
  Net investment income                      .03       .08       .07       .07       .16
  Net gains (losses) on securities
    (both realized and unrealized)           .66      1.07      1.70      2.85       .23
  Total from investment operations           .69      1.15      1.77      2.92       .39
  Less distributions:
  Dividends from net investment income     (.04)     (.07)     (.05)     (.08)     (.17)
  Distributions from capital gains         (.82)     (.96)     (.23)     (.65)     (.67)
  Distributions in excess of realized
    capital gains                              -         -         -     (.11)         -
  Total distributions                      (.86)    (1.03)     (.28)     (.84)     (.84)
Net asset value, end of year              $19.48    $19.65    $19.53    $18.04    $15.96
Total return                               3.76%     6.48%     9.91%    18.66%     2.54%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $89      $104      $111       $80       $65
Ratio of expenses to average net assets    1.23%     1.16%     1.19%     1.26%     1.30%
Ratio of net investment income to
  average net assets                        .24%      .37%      .47%      .44%     1.13%
Portfolio turnover rate                      51%       48%       40%       33%       37%

See accompanying Notes to Financial Statements.

BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock
outstanding throughout each period.

                        SEVEN MONTHS ENDED          Years Ended November 30,
                           JUNE 30, 1999   1998      1997      1996      1995      1994

Net asset value,
 beginning of period          $1.59       $1.56     $1.55     $1.58     $1.47     $1.67
  Income from investment
   operations:
  Net investment income         .05         .09       .10       .11       .11       .11
  Net gains (losses) on
   securities
   (both realized and
    unrealized)               (.07)         .03       .01     (.03)       .11     (.15)
  Total from investment
   operations                 (.02)         .12       .11       .08       .22     (.04)
  Less distributions:
  Dividends from net
   investment income          (.05)       (.09)     (.10)     (.11)     (.11)     (.11)
  Distributions from
   capital gains                  -           -         -         -         -     (.05)
  Total distributions         (.05)       (.09)     (.10)     (.11)     (.11)     (.16)
Net asset value, end
  of period                   $1.52       $1.59     $1.56     $1.55     $1.58     $1.47
Total return*               (1.16%)       8.13%     7.26%     5.17%    15.28%    (2.71%)
Ratios/Supplemental Data
Net assets, end of
  period (in millions)         $121        $128      $132      $142      $161      $140
Ratio of expenses to
  average net assets**         .97%        .97%      .97%      .97%      .97%      .97%
Ratio of net investment
  income to average net
  assets**                    5.73%       5.93%     6.38%      6.96%     7.06%     6.95%
Portfolio turnover rate         38%         43%       59%       61%       50%       40%

BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock
outstanding throughout each period.

                        SEVEN MONTHS ENDED         Years Ended November 30,
                           JUNE 30, 1999   1998      1997      1996      1995      1994

Net asset value,
 beginning of period          $9.91       $9.78     $9.77     $9.90     $9.43    $10.48
  Income from investment
   operations:
  Net investment income         .33         .58       .62       .69       .73       .69
  Net gains (losses) on
   securities
   (both realized and
    unrealized)               (.31)         .13       .01     (.13)       .47     (.90)
  Total from investment
    operations                  .02         .71       .63       .56      1.20     (.21)
  Less distributions:
  Dividends from net
   investment income          (.33)       (.58)     (.62)     (.69)     (.73)     (.69)
  Distributions from
   capital gains                  -           -         -         -         -     (.15)
  Total distributions         (.33)       (.58)     (.62)     (.69)     (.73)     (.84)
Net asset value, end
  of period                   $9.60       $9.91     $9.78     $9.77     $9.90     $9.43
Total return*                   15%       7.47%     6.70%     5.96%    13.10%   (2.06%)
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                 $37         $38       $41       $34       $33       $30
Ratio of expenses to
 average net assets**          .67%        .67%      .66%      .66%      .67%      .67%
Ratio of net investment
 income to average net
 assets**                     5.75%       5.90%     6.42%     7.10%     7.47%     7.02%
Ratio of expenses to
  average net assets before
  voluntary reduction of
   management fee **           .97%        .97%      .97%      .96%      .97%      .97%
Portfolio turnover rate         54%         60%       65%       48%       57%       42%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

BABSON MONEY MARKET FUND - PRIME PORTFOLIO

Condensed data for a share of capital stock
outstanding throughout each year.

                                                        YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year         $1.00     $1.00      $1.00     $1.00    $1.00
  Income from investment operations:
  Net investment income                      .04       .05       .05        .05      .05

  Less distributions:
  Dividends from net investment income     (.04)     (.05)     (.05)     (.05)     (.05)

Net asset value, end of year               $1.00     $1.00      1.00     $1.00     $1.00
Total return                               4.38%     4.82%     4.61%     4.83%     4.66%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $39       $37       $38       $36       $40
Ratio of expenses to average net assets     .88%      .91%      .92%      .92%      .92%
Ratio of net investment income to
  average net assets                       4.30%     4.73%     4.58%     4.75%     4.58%

BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO

Condensed data for a share of capital stock
outstanding throughout each year.

                                                      YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year         $1.00     $1.00     $1.00     $1.00     $1.00
  Income from investment operations:
  Net investment income                      .04       .05       .04       .05       .04

  Less distributions:
  Dividends from net investment income     (.04)     (.05)     (.04)     (.05)     (.04)

Net asset value, end of year               $1.00     $1.00     $1.00     $1.00     $1.00
Total return                               4.31%     4.75%     4.58%     4.77%     4.56%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $13       $12       $13       $10       $10
Ratio of expenses to average net assets     .88%      .91%      .91%      .91%      .92%
Ratio of net investment income to
    average net assets                     4.23%     4.65%     4.51%     4.67%     4.48%

See accompanying Notes to Financial Statements.

BABSON TAX-FREE INCOME FUND - PORTFOLIO L

Condensed data for a share of capital stock
outstanding throughout each year.

                                                       YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year         $9.22     $8.96     $8.74     $8.67     $8.52
  Income from investment operations:
  Net investment income                      .40       .40       .42       .41       .42
  Net gains (losses) on securities
    (both realized and unrealized)         (.24)       .28       .24       .07       .17
  Total from investment operations           .16       .68       .66       .48       .59
  Less distributions:
  Dividends from net investment income     (.40)     (.40)     (.42)     (.41)     (.42)
  Distributions from capital gains         (.07)     (.02)     (.02)         -     (.02)
  Total distributions                      (.47)     (.42)     (.44)     (.41)     (.44)
Net asset value, end of year               $8.91     $9.22     $8.96     $8.74     $8.67
Total return                               1.70%     7.82%     7.69%     5.60%     7.21%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $26       $27       $27       $27       $28
Ratio of expenses to average net assets    1.03%     1.06%     1.01%     1.01%     1.02%
Ratio of net investment income to
  average net assets                       4.36%     4.46%     4.71%     4.67%     4.98%
Portfolio turnover rate                       9%       18%       21%       39%       34%

BABSON TAX-FREE INCOME FUND - PORTFOLIO S

Condensed data for a share of capital stock
outstanding throughout each year.

                                                        YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year        $10.79    $10.74    $10.69    $10.71    $10.62
  Income from investment operations:
  Net investment income                      .42       .44       .44       .44       .45
  Net gains (losses) on securities
    (both realized and unrealized)         (.20)       .08       .10       .01       .10
  Total from investment operations           .22       .52       .54       .45       .55
  Less distributions:
  Dividends from net investment income     (.42)     (.44)     (.44)     (.44)     (.45)
  Distributions from capital gains         (.03)     (.03)     (.05)     (.03)     (.01)
  Total distributions                      (.45)     (.47)     (.49)     (.47)     (.46)
Net asset value, end of year              $10.56    $10.79    $10.74    $10.69    $10.71
Total return                               1.96%     4.84%     5.18%     4.25%     5.32%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $19       $21       $23       $25       $28
Ratio of expenses to average net assets    1.01%     1.06%     1.01%     1.01%     1.01%
Ratio of net investment income to
  average net assets                       3.82%     4.00%     4.12%     4.13%     4.28%
Portfolio turnover rate                      22%       21%       23%       41%       34%

See accompanying Notes to Financial Statements.

BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

Condensed data for a share of capital stock
outstanding throughout each year.

                                                        YEARS ENDED JUNE 30,
                                            1999      1998      1997      1996      1995

Net asset value, beginning of year         $1.00     $1.00     $1.00     $1.00     $1.00
  Income from investment operations:
  Net investment income                      .03       .03       .03       .03       .03

  Less distributions:
  Dividends from net investment income     (.03)     (.03)     (.03)     (.03)     (.03)

Net asset value, end of year               $1.00     $1.00     $1.00     $1.00     $1.00
Total return                               2.70%     3.06%     3.03%     3.15%     3.05%
Ratios/Supplemental Data
Net assets, end of year (in millions)        $10       $10        $9        $8       $16
Ratio of expenses to average net assets     .55%      .61%      .58%      .58%      .59%
Ratio of net investment income to
  average net assets                       2.65%     3.06%     3.10%     3.15%     3.07%

See accompanying Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund,
Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc.,
D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson
Tax-Free Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Enterprise Fund, Inc., Babson Enterprise
Fund II, Inc., Babson
Value Fund, Inc., and D.L. Babson Bond Trust (comprised of Portfolio L and
Portfolio S) as of June 30, 1999, and the related statements of operations, changes in net assets, and financial highlights for the periods presented in the corresponding financial statements and financial highlights and we have also audited the accompanying statements of assets and
liabilities, including the schedules of investments, of David L.Babson Growth
Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund,
Inc., D.L. Babson Money Market Fund, Inc. (comprised of Portfolio Prime and
Portfolio Federal) and D.L. Babson Tax-Free Income Fund, Inc. (comprised of
Portfolio L, Portfolio S and Portfolio MM) as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the
year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 1998 and the financial highlights for each of the four years in the period then ended for David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc., and D.L.
Babson Tax-Free Income Fund, Inc. were audited by other auditors whose report dated July 28, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial
highlights. Our procedures included confirmation of investments owned as of June
30, 1999, by correspondence with the custodian and brokers. As to securities relating to certain uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Funds and each of the related portfolios at June 30, 1999, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

Ernst & Young LLP

Kansas City, Missouri
August 6, 1999

This report has been prepared for the information of the Shareholders of Babson
Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock
Fund, Inc.,
Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L.
Babson Bond Trust,
D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc.,
and is not to be construed as an offering of the shares of the Funds. Shares of the Funds
are offered only by the Prospectus, a copy of which may be obtained from Jones &
Babson, Inc.

                                VOTE TODAY BY MAIL,
                         TOUCH-TONE PHONE OR THE INTERNET
                           CALL TOLL-FREE 1-888-221-0697
                           OR LOG ON TO WWW.PROXYWEB.COM

                        EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                            PLEASE VOTE YOUR PROXY TODAY!

          Please fold and detach card at perforation before mailing

PROXY                                                       PROXY

                       SPECIAL MEETING OF SHAREHOLDERS
                   D. L. Babson Tax-Free Income Fund, Inc.
                                 Portfolio S
                               October 3, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Portfolio S of D. L. Babson Tax-Free Income Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes
Boulevard, Kansas City, Missouri at 2:00 p.m., Central Time on October 3,
2000, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE VOTE YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly.  This will save the expense of follow-up letters to shareholders who have not responded.

                                          Note:  Please  sign  exactly as your
                                          name   appears  on  the  proxy.   If
                                          signing  for   estates,   trusts  or
                                          corporations,   title  or   capacity
                                          should  be  stated.  If  shares  are
                                          held jointly, each holder must sign.

                                          ____________________
                                          Date

                                          ____________________________________
                                          Signature(s)

                   IMPORTANT: PLEASE VOTE YOUR PROXY...TODAY

                          (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT

   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE OR VOTE BY
         PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

          Please fold and detach card at perforation before mailing

This proxy is solicited on behalf of the Board of Directors of D. L. Babson
Tax-Free Income Fund, Inc. (the "Fund").  It will be voted as specified.  If no specification is made, this proxy shall be voted in favor of Proposals 1 and
2.  If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, Proposal
2 gives authorization to the proxyholders to vote in accordance with the views of management on such matters.  Management is not aware of any such matters.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2

  1. To approve a Plan of Reorganization of D. L.
     Babson Tax-Free Income Fund, Inc. on behalf       FOR     AGAINST    ABSTAIN
     of its two Portfolios, that provides for the
     acquisition of substantially all of the                               
     assets of Portfolio S in exchange for
     shares of Portfolio L, the distribution
     of such shares to the shareholders of
     Portfolio S and the liquidation and dissolution
     of Portfolio S.

  2. To grant the proxyholders authority to vote                           
     upon any other business that may properly
     come before the Meeting.

             IMPORTANT: PLEASE VOTE YOUR PROXY...TODAY

STATEMENT OF ADDITIONAL INFORMATION
FOR
D. L. BABSON TAX-FREE INCOME FUND, INC.

Dated July 20, 2000

Acquisition of the Assets of
PORTFOLIO S,
a series of D. L. Babson Tax-Free Income Fund, Inc.

By and in exchange for shares of the
PORTFOLIO L,
also a series of D. L. Babson Tax-Free Income Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Portfolio S for shares of Portfolio L.

This SAI consists of this Cover Page and the following documents. Each of these documents is enclosed with and is legally considered to be a part of this SAI:

1.Projected (Pro Forma) after Transaction Financial Statements.
2.Babson Funds Combined Statement of Additional Information dated
  October 31, 1999.
3.Babson Funds Combined Semiannual Report to Shareholders for the
  six months ended December 31, 1999.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated July 20, 2000, relating to the above-
referenced transaction. You can request a copy of the Prospectus/Proxy
Statement by calling 1-800-4BABSON (1-800-422-2766) or by writing to the
Babson Funds at P.O. Box 219757, Kansas City, MO 64121-9757.

Pro Forma COMBINING Statement of Investments

Babson Tax-Free Income Fund - Portfolio S
Babson Tax-Free Income Fund - Portfolio L

December 31, 1999 (unaudited)

                                           BABSON                   BABSON
                                          TAX-FREE                 TAX-FREE
                                           INCOME                   INCOME
                                            FUND                     FUND
                                         Portfolio S              Portfolio L          PRO FORMA COMBINED
                                           Shares/                  Shares/                 Shares/
Description            Country      Warrants      Value      Warrants      Value      Warrants      Value

Jefferson
  County Sewer,
 5.00%, due
  February 1, 2033  United States                           $1,000,000    $822,500   $1,000,000   $822,500
ARIZONA
  Chandler,
 6.90%, due
  July 1, 2005      United States  $1,000,000  $1,097,137                             1,000,000  1,097,137
Maricopa County
  Unified School
  District #93,
 6.40%, due
  July 1, 2005      United States     500,000     532,500                               500,000    532,500
Maricopa County
  Unified School
  District, #48,
 9.25%, due
  July 1, 2007      United States                              500,000     631,875      500,000    631,875
ARKANSAS
Arkansas,
  Series B,
 0.00%, due
  June 1, 2010      United States                            1,000,000     571,250    1,000,000    571,250
CALIFORNIA
California,
 5.50%, due
  October 1, 2011   United States                            1,000,000   1,020,000    1,000,000  1,020,000
Santa Rosa Water,
  Series B,
 6.00%, due
  September 1, 2015 United States                              500,000     521,875      500,000    521,875
University of
  California,
  Series D,
 5.75%, due
  July 1, 2013      United States                            1,000,000   1,017,500    1,000,000  1,017,500
COLORADO
Adams County
  School District
  #12,
 6.20%, due
  December 15, 2010 United States                              500,000     517,500      500,000    517,500
Jefferson County
  School District
  #R-001, Series A,
 6.00%, due
  December 15, 2006 United States     500,000     529,375                               500,000    529,375
DISTRICT OF COLUMBIA
District of
  Columbia, Series A,
 5.75%, due
  June 1, 2003      United States     245,000     252,350      245,000     252,350      490,000    504,700
District of
  Columbia, Series A,
 5.75%, due
  June 1, 2003      United States     255,000     262,013      255,000     262,013      510,000    524,026
FLORIDA
Dade County,
 0.00%, due
  October 1, 2027   United States                            1,000,000     195,000    1,000,000    195,000
Florida State Public
  Board of Education,
  Series A,
 7.25%, due
  June 1, 2023      United States                            1,000,000   1,032,540    1,000,000  1,032,540
Miami-Dade County,
  Series A,
 0.00%, due
  October 1, 2015   United States                              500,000     196,250      500,000    196,250
Palm Beach County
  Airport,
 7.75%, due
  October 1, 2010   United States                              500,000     535,000      500,000    535,000
Tampa (Catholic
  Health Care East),
 4.875%, due
  November 15, 2023 United States                              500,000     417,500      500,000    417,500
GUAM
Guam Government
  Limited Obligation,
  Series A,
 5.75%, due
  May 1, 2001       United States     500,000     508,750                               500,000    508,750
HAWAII
Hawaii State,
 5.50%, due
  September 1, 2006 United States     500,000     513,750                               500,000    513,750
ILLINOIS
Chicago Public
  Building,
 5.375%, due
  February 1, 2005  United States     250,000     255,313                               250,000    255,313
Chicago, Series B,
 5.125%, due
  January 1, 2022   United States                            1,000,000     872,500    1,000,000    872,500
Du Page & Will
  Counties Community
  School District #204,
 7.25%, due
  December 30, 2004 United States     500,000     551,250                               500,000    551,250
Lake County School
  District,
 5.00%, due
  December 15, 2014 United States                              100,000     918,750      100,000    918,750
Metro Pier & Expo
  Tax Authority,
 5.375%, due
  December 15, 2017 United States                            1,000,000     931,250    1,000,000    931,250
INDIANA
Indiana Bond Bank
  Special Program,
  Series 94 A-1,
 5.60%, due
  August 1, 2015    United States                              500,000     495,625      500,000    495,625
Kokomo-Center
  School Building
  Corp.,
 6.75%, due
  July 15, 2007     United States    250,000      275,625                               250,000    275,625
KANSAS
Johnson County
  Unified School
  District #229,
  Series A,
 4.90%, Due
  October 1, 2011   United States                            1,000,000     958,750    1,000,000    958,750
LOUISIANA
St. Tammany Parish
  Hospital Service
  District #2,
  (Slidell Memorial
  Hospital & Medical
  Center),
 6.125%, due
  October 1, 2011   United States                              500,000     521,875      500,000    521,875
MASSACHUSETTS
Massachusetts Health
  & Education
  (Milford-Whitinsville
  Regional), Series C,
 4.75%, due
  July 15, 2003     United States     500,000     483,125                               500,000    483,125
Massachusetts
  Health & Education,
  Series D,
 5.75%, due
  July 1, 2014      United States                              500,000     501,250      500,000    501,250
Massachusetts
  Housing Finance
  Agency Projects,
  Series A,
 5.35%, due
  April 1, 2003     United States     500,000     508,750                               500,000    508,750
Massachusetts
  Housing Finance
  Agency Projects,
  Series A,
 6.375%, due
  April 1, 2021     United States                              975,000     987,187      975,000    987,187
Massachusetts State
  Consolidated Loan,
 5.25%, due
  August 1, 2018    United States                            1,000,000     921,250    1,000,000    921,250
MICHIGAN
Utica Community
  Schools,
 5.375%, due
  May 1, 2005       United States     500,000     510,625                               500,000    510,625
MISSOURI
Sikeston Electric,
 5.80%, due
  June 1, 2002      United States     500,000     515,000                               500,000    515,000
NEVADA
Clark County School
  District, Series A,
 6.75%, due
  March 1, 2007     United States                              500,000     514,375      500,000    514,375
Washoe County
  Hospital, Series A,
 5.25%, due
  June 1, 2001      United States     500,000     505,625                               500,000    505,625
Washoe County
  (Reno Sparks
  Bowling Facility),
  Series A,
 5.40%, due
  July 1, 2006      United States     500,000     508,750                               500,000    508,750
NEW HAMPSHIRE
New Hampshire
  Higher Education
  & Health Facility
  (Concord Hospital),
 5.70%, due
  October 1, 2010   United States                              500,000     513,750      500,000    513,750
New Hampshire Higher
  Education & Health
  Facility (Franklin
  Pierce Law Center),
 5.50%, due
  July 1, 2018      United States                              500,000     442,500      500,000    442,500
NEW JERSEY
New Jersey
  Turnpike,
 10.375%, due
  January 1, 2003   United States                              115,000     125,781      115,000    125,781
NEW YORK
Battery Park City,
 6.00%, due
  November 1, 2003  United States     500,000     518,750                               500,000    518,750
Long Island Power,
 3.60%, due
  May 1, 2033       United States     400,000     400,000      800,000     800,000    1,200,000  1,200,000
Metropolitan Transportation,
 5.00%, due
  April 1, 2008     United States     500,000     494,375                               500,000    494,375
New York City
  Municipal Water
  Financing Authority,
  Series A,
 6.80%, due
  June 15, 2004     United States                            1,000,000   1,041,250    1,000,000  1,041,250
New York Dormitory
  (State University
  Education Facility),
  Series B,
 6.10%, due
  May 15, 2008      United States                            1,000,000   1,067,500    1,000,000  1,067,500
New York
  Environmental,
  Series B,
 6.65%, due
  September 15, 2013United States                              500,000     527,500      500,000    527,500
New York Medical
  Care Finance Agency,
  Series F,
 6.00%, due
  August 15, 2002   United States     500,000     515,000                               500,000    515,000
New York Medical
  Care Finance Agency,
  Series A,
 5.40%, due
  August 15, 2004   United States     235,000     237,693                               235,000    237,693
New York State
  Dormitory,
 5.35%, due
  November 1, 2005  United States     500,000     511,250                               500,000    511,250
New York State
  Thruway Authority
  Highway,
 5.50%, due 2005    United States     500,000     514,375                               500,000    514,375
NORTH CAROLINA
North Carolina
  Eastern Municipal Power
  Agency, Series 93 B,
 5.375%, due
  January 1, 2001   United States     500,000     501,115                               500,000    501,115
OHIO
Columbus City
  School District,
 6.65%, due
  December 1, 2012  United States     500,000     536,250                               500,000    536,250
Ohio Major
  Infrastructure,
 5.00%, due
  December 15, 2007 United States     500,000     497,500                                00,000    497,500
Ohio State Building
  Authority,
 4.00%, due
  October 1, 2004   United States     250,000     241,562                               250,000    241,562
PENNSYLVANIA
North Hampton
  County,
 4.20%, due
  August 15, 2008   United States     500,000     464,375                               500,000    464,375
RHODE ISLAND
Rhode Island
  Depositors Economic
  Protection Corp.,
  Series B,
 5.80%, due
  August 1, 2009    United States                              500,000     521,875      500,000    521,875
Rhode Island
  Industrial Facility Corp.,
 9.125%, due
  October 1, 2000   United States                               20,000      20,015       20,000     20,015
TENNESSEE
McKinney
  Independent School,
 5.25%, due
  February 15, 2006 United States     500,000     508,125                               500,000    508,125
Metro Nashville
  Airport,
 5.00%, due
  October 1, 2012   United States                              200,000     200,000      200,000    200,000
Tennessee Housing
  Development Agency,
  Series A,
 4.95%, due
  July 1, 2000      United States     490,000     491,377                               490,000    491,377
TEXAS
Houston, Series C,
 5.90%, due
  March 1, 2003     United States     140,000     143,675                               140,000    143,675
Houston, Series C,
 5.90%, due
  March 1, 2003     United States     360,000     369,000                               360,000    369,000
San Antonio
  Electric & Gas,
 5.75%, due
  February 1, 2011  United States                              295,000     298,319      295,000    298,319
San Antonio Electric
  & Gas,
 5.75%, due
  February 1, 2011  United States                              205,000     211,406      205,000    211,406
VIRGINIA
Fairfax County
  Industrial Development,
 5.50%, due
  August 15, 2009   United States                              500,000     499,375      500,000    499,375
WASHINGTON
Tacoma Conservation
  System Project
  (Tacoma Public
  Utilities),
 6.50%, due
  January 1, 2012   United States                              500,000     526,250      500,000    526,250
Seattle Water System,
 5.75%, due
  July 1, 2023      United States                            1,000,000     955,000    1,000,000    955,000
Washington Public
  Power Supply System
  Nuclear Project #2,
  Series B,
 5.10%, due
  July 1, 2004      United States     500,000     504,375                               500,000    504,375
Washington Public
  Power Supply
  System
  Nuclear Project #2,
  Series B,
 7.50%, due
  July 1, 2004      United States     300,000     310,767                               300,000    310,767
Washington, Series B,
 5.00%, due
  January 1, 2008   United States     500,000     495,625                               500,000    495,625
WISCONSIN
Milwaukee County,
  Series A,
 5.35%, due
  September 1, 2001 United States     500,000     506,875                               500,000    506,875
Milwaukee Metropolitan
  Sewer District,
  Series A,
 7.00%, due
  September 1, 2000 United States     500,000     509,280                               500,000    509,280
Wisconsin Public
  Power,
 5.90%, due
  July 1, 2011      United States                              500,000     518,125      500,000    518,125
TOTAL INVESTMENTS - 98.67%                     17,081,282               23,884,611              40,965,893
Other Assets less
  Liabilities - 1.33%                             234,052                  319,037                 553,089
TOTAL NET ASSETS - 100.00%                    $17,315,334              $24,203,648             $41,518,982

See accompanying Notes to the Financial Statements.

Pro Forma COMBINING Statements of Assets and Liabilities
Babson Tax-Free Income Fund - Portfolio S
Babson Tax-Free Income Fund - Portfolio L

December 31, 1999 (unaudited)

                                            BABSON           BABSON                           BABSON
                                           TAX-FREE         TAX-FREE                   TAX-FREE INCOME FUND
                                            INCOME           INCOME                          Portfolio L
                                             FUND             FUND            Pro Forma      PRO FORMA
                                          Portfolio S       Portfolio L      ADJUSTMENTS      COMBINED

Assets:
  Investments in securities
          Cost                            $16,778,732     $23,073,865     $    -          $39,852,597
          Value                            16,681,282      22,884,611          -           39,565,893
  Repurchase agreements, at value
          and cost                            400,000       1,000,000          -            1,400,000
  Cash                                         26,780          27,560          -               54,341
  Receivables:
          Capital shares sold                     -            28,000          -               28,000
          Dividends and interest              278,258         375,913          -              654,170
                  Total assets             17,386,320      24,316,084          -           41,702,404

Liabilities:
  Payables for:
          Management fees                      14,043          19,752          -               33,795
          Registration fees                     1,330             243          -                1,573
          Dividends                            55,613          92,442          -              148,055
          Total liabilities                    70,986         112,437          -              183,423
                  Net assets              $17,315,334     $24,203,647     $    -          $41,518,981

Net Assets Consist of:
  Paid in capital                          17,463,388      24,427,053          -           41,890,441
  Undistributed net investment
          income (loss)                           906           -              -                  906
  Accumulated undistributed net
          realized gain (loss)
          on sale of investments             (51,510)        (34,152)          -              (85,662)
  Net unrealized appreciation
          (depreciation) in value
          of investments                     (97,450)       (189,253)          -             (286,703)
                  Total net assets         17,315,334      24,203,647          -            41,518,981

Capital shares outstanding                  1,662,554       2,852,374      2,038,538(A)      4,890,912

Net assets                                 17,315,334      24,203,647                       41,518,981

Net asset value per share                       10.41            8.49                             8.49

(A) Reflect new shares issued, net of retired shares of Portfolio S

See accompanying Notes to the Financial Statements.

Pro Forma COMBINING Statement of operations
Babson Tax-Free Income Fund - Portfolio S
Babson Tax-Free Income Fund - Portfolio L

For the Twelve Months Ended December 31, 1999 (unaudited)

                                            BABSON          BABSON                           BABSON
                                          TAX-FREE         TAX-FREE                   TAX-FREE INCOME FUND
                                           INCOME          INCOME                          Portfolio L
                                            FUND             FUND          Pro Forma          PRO FORMA
                                          Portfolio S       Portfolio L      ADJUSTMENTS      COMBINED

Investment income:
  Interest                                $   916,514     $ 1,406,500     $    -          $   2,323,074
          Total investment income             916,514       1,406,500          -              2,323,074
Expenses:
  Management fees                             182,027         247,876          -                429,903
  Registration and filing fees                 12,271          15,315          -                 27,586
          Total expenses                      194,298         263,191          -                457,489
                  Net investment income
                  (loss)                      722,216       1,143,369          -              1,865,585
Realized and unrealized gains (loss):
  Net realized gain (loss) during the
          period on investments               (1,599)         180,920          -                179,321
  Net change in unrealized
          appreciation (depreciation)
          during the period on investments  (631,541)     (2,146,286)          -            (2,777,827)
  Net gain (loss)                           (633,140)     (1,965,366)          -            (2,598,506)
  Net increase (decrease) in net
         assets resulting from operations $    89,076     $ (821,997)     $    -          $   (732,921)

D. L. BABSON TAX-FREE INCOME FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1: BASIS OF COMBINATION

On April 27, 2000, the Babson Board of Directors approved an Agreement and
Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Babson Tax-Free Income Fund Portfolio Short, Babson Tax-Free
Income Fund Portfolio Long will acquire all the assets of the Babson Tax-Free
Income Fund Portfolio Short subject to the liabilities of such a fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Tax-Free Income Fund Portfolio Long (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies.
The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 1999. The unaudited pro forma portfolio of investments and statements of assets and liabilities reflect the financial position of the
Babson Tax-Free Income Fund Portfolio Short and the Babson Tax-Free Income
Fund Portfolio Long at December 31, 1999. The unaudited pro forma statements of operations reflects the results of operations of Babson Tax-Free Income
Fund Portfolio Short and Babson Tax-Free Income Fund Portfolio Long for the
year ended December 31, 1999. These statements have been derived from the
Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Babson Tax-Free Income Fund Portfolio
Short and Babson Tax-Free Income Fund Portfolio Long under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Babson Tax-Free Income Fund Portfolio Long for pre-combination periods will not be restated.

The pro forma portfolio of investment and statements of assets and liabilities and operations should be read in conjunction with the historical financial statement of the Funds incorporated by reference in the Statements of
Additional Information.

Note 2: capital shares

The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Babson Tax-Free
Income Fund Portfolio Short by Babson Tax-Free Income Fund Portfolio Long as
of December 31, 1999. The number of additional shares issued was calculated by dividing the net asset value of Babson Tax-Free Income Fund Portfolio
Short by the net asset value per share of Babson Tax-Free Income Fund
Portfolio Long.

Note 3: Pro Forma Adjustment

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1999.

Note 4: merger costs and distributions

Merger costs are estimated at approximately $10,000 and are not included in the pro forma statement of operations since these costs are nonrecurring.
These costs represent the estimated expense of all funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

It is the policy of the Funds, to comply with the requirements of the Internal
Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not be subject to any federal excise tax.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Babson Tax-Free Income Fund Portfolio Short and Babson Tax-Free Income Fund
Portfolio Long will distribute substantially all their investment income and any realized gains prior to the merger date.

PART B

BABSON GROWTH FUND, INC.            BABSON BOND TRUST
BABSON ENTERPRISE FUND, INC.        BABSON MONEY MARKET FUND, INC.
BABSON ENTERPRISE FUND II, INC.     BABSON TAX-FREE INCOME FUND, INC.
BABSON VALUE FUND, INC.
SHADOW STOCK FUND, INC.
BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

October 31, 1999

This Statement is not a Prospectus but should be read in conjunction with the Funds' current combined Prospectus dated October 31, 1999.  To obtain the Prospectus or Annual Report to Shareholders, please call the
Funds toll-free at 1-800-4-BABSON (1-800-422-2766), or in the Kansas City
area 751-5900.  Certain information from the Annual Report to Shareholders is incorporated by reference into this Statement.

                                                                        Page

        Investment Strategies and Risks                                 2
           Fund Strategies                                              2
           Repurchase Agreements - All Funds                            6
           Risks for Babson-Stewart Ivory International Fund            6
           Cash Management - All Funds                                  8
           Fundamental Investment Restrictions                          8
        Portfolio Transactions                                          11
        Performance Measures                                            12
        Total Return                                                    13
        How the Fund's Shares are Distributed                           14
        Purchase and Redemption Services                                14
        How Share Purchases are Handled                                 15
        Redemption of Shares                                            15
        Management and Investment Counsel                               16
        Officers and Directors                                          17
        Compensation Table                                              19
        Holidays                                                        19
        Dividends, Distributions and their Taxation                     19
        General Information and History                                 22
        Custodian                                                       23
        Transfer Agent                                                  23
        Independent Auditors                                            23
        Other Jones & Babson Funds                                      24
        Description of Stock Ratings                                    24
        Ratings of Municipal and Taxable Securities                     26
        Description of Commercial Paper Ratings                         27
        Financial Statements                                            28

INVESTMENT STRATEGIES AND RISKS

The Funds are open-ended, diversified
management investment companies commonly
known as mutual funds.  The following information
supplements the Prospectus which describes each
Fund's investment objective, and principal strategies
and risks.  None of the Funds will invest more than
25% of its assets in a single industry.  In addition,
none of the Funds intend to borrow in excess of 5%
of its total assets.

FUND STRATEGIES

      Babson Growth Fund.  Current yield is
secondary objective.  The Fund generally defines
"above average total return" as total return that is
higher than return generated by traditional investment
vehicles other than equity products, including but not
limited to, passbook savings accounts, certificates of
deposit, bonds, U.S. government securities and
traditional insurance products, such as whole life
policies and annuities.  All assets of the Fund will be
invested in marketable securities composed
principally of common stocks and securities
convertible into common stock.  Necessary reserves
will be held in cash or high-quality short-term debt
obligations readily changeable to cash, such as
treasury bills, commercial paper or repurchase
agreements.  The Fund reserves the freedom to invest
in preferred stocks, high grade bonds or other
defensive issues when, in management's judgment,
economic and market conditions make such a course
desirable.  Normally, however, the Fund will
maintain at least 80% of the portfolio in common
stocks.

      D.L. Babson Bond Trust. Babson Bond
Trust will limit its investments in securities rated in
the fourth classification (Baa and BBB) to a
maximum of 25% of its assets since these securities
may have speculative characteristics and changes in
economic conditions or other circumstances are more
likely to lead to a weakened capacity of those issuers
to make principal or interest payments.

      The Portfolios may shorten or lengthen
portfolio maturities as interest rates change.  If the
bond rating of a security purchased by a Portfolio is
subsequently downgraded, the Portfolio will take any
necessary steps designed to bring the Portfolio into
compliance with its investment policies as soon as
reasonably practicable.  The Portfolios may also
respond to adverse market, economic, political or
other considerations by investing up to 100% of its
assets in cash or short-term debt obligations for
temporary defensive purposes.

      Portfolio L will generally have a duration of
between 3.5 and 7 years (excluding short-term
investments).  Portfolio S will generally have a
duration of between 2 and 4 years (excluding short-
term investments).  Duration is a portfolio
management tool used to determine the price
sensitivity of an individual bond or portfolio of fixed
income securities to a change in interest rates.
Unlike maturity, which only states when the final
payment is received, the duration of a fixed income
security is the weighted average maturity, expressed
in years, of the present value of all future cash flows,
including coupon payments and principal
repayments.  The Portfolios may include securities
with maturities and durations outside these ranges.

      Babson Enterprise Fund and Babson
Enterprise Fund II.  Since Babson Enterprise
Fund's and Babson Enterprise Fund II's focus on
smaller companies, the overall income return on
these Funds may be low.  Smaller companies
frequently need to retain all or most of their profits to
finance their growth and will pay small dividend
yields, or none.  If the companies are successful, this
plow-back of earnings and internal financing of
growth without the need to issue additional shares
ultimately should enhance the companies' per share
earnings and dividend capability and make their
shares more attractive in the marketplace.

      Effective July 1, 1999, the Babson
Enterprise Fund was opened to new investors.  This
means that investors may open new accounts with the
Fund through direct purchases, or through exchanges
from any other fund in the Babson Funds family or
the Buffalo Funds family.  Investors whose accounts
were open in 1992 when the Fund was closed to new
investors have been permitted to add to their accounts
since that time.  It is anticipated that the Fund will
again close to new investors when it reaches $280
million in assets.

      Babson Value Fund.  Under normal
conditions, the Fund will invest at least 90% of its
assets in common stocks.  In addition, the Fund
intends to hold a small percentage of cash or high
quality, short term debt obligations for reserves to
cover redemptions and unanticipated expenses.

      Babson Shadow Stock Fund, Inc. "Small
stocks" were originally defined as those in the bottom
quintile of stocks listed on the New York Stock
Exchange ("NYSE") when ranked by market
capitalization (number of shares outstanding times
price per share).  At present this would be a market
capitalization of below $213 million, but this level
changes as market prices rise and fall.  Currently, this
concept is also applied to stocks listed on the
American Stock Exchange ("AMEX") and over-the-
counter ("OTC") stocks.  The Fund defines "small
stocks" to include stocks listed on the NYSE, AMEX
and OTC stocks that have market capitalization of
between $20 million and $213 million and have
annual net profits of at least $1 million for the three
most recent fiscal years.  "Neglected stocks" are
those that have below average institutional holdings
and below average coverage by analysts and
newsletters.  The term "neglected" has not had a
consistent definition, but the Fund's Manager and
Investment Adviser define it as meaning the fifty
percent of "small stocks" which have the least
coverage by institutions and analysts.  The Fund's
Manager and Investment Adviser will use their
judgment in determining the methods of measuring
analyst and institutional interest.  It is estimated that
Shadow Stock Fund's portfolio will contain about
250 stocks and thus be very diversified.

      It is the intention of the Fund to maintain
ownership of the Shadow Stocks approximately in
proportion to their respective market capitalizations,
but this approach may be departed from for the
following reasons.  First, acquisition of the shares of
smaller companies is sometimes difficult without
disrupting the supply/demand relationship and
thereby increasing transaction costs.  For this reason,
shares of companies on the buy list may be purchased
when opportunities for block trades present
themselves even if purchases of such a company's
stock would not otherwise be the highest priority on a
market capitalization basis.  Conversely, high priority
shares might be avoided if they cannot be acquired at
the time without disrupting the market.  Second, the
Fund will attempt to purchase shares in optimal lot
sizes which precludes fine tuning of the weighting.
Third, the Fund's Manager and Investment Adviser
will take a long-term view and do not feel it prudent
to constantly purchase and sell stocks for short-term
balancing.  Guideline relative weights will be
reviewed in detail twice a year.

      Shares of stock will be considered for
elimination from the portfolio in the following bases:
(1) on the basis of the $5 minimum price criterion (a
stock will not be sold for this reason alone, but
additional shares will not be purchased below $4 per
share which may result in a disproportionate
representation in terms of ideal weighting); (2) on the
basis or profitability (a company's stock will be sold
as soon as the Fund's Manager and Investment
Adviser feel it is highly unlikely that there will be
negative earnings in the current fiscal year); (3) on
the basis of tenders or potential mergers (the Fund's
Manager and Investment Adviser will use their
judgment as to the best time to sell or tender); (4) on
the basis on neglect (shares will be sold when the
company has been beyond the Manager's and
Investment Adviser's criteria for a neglected stock
for three successive semiannual evaluation periods);
or (5) on the basis of capitalization a stock will be
sold if, at a semiannual evaluation, either the market
capitalization is twice the current acceptable
maximum or one-half the current minimum.  In the
case of portfolio companies whose capitalization has
gone beyond the current maximum or minimum, the
Fund's Investment Adviser may keep the portfolio
weighting at the level appropriate for the current
maximum or minimum.  If funds beyond current
liquid assets are necessary to meet redemptions,
stocks not meeting current initial criteria will be
liquidated first.

      While the objectives of the Fund would
favor a fully invested position in Shadow Stocks, the
practicality of Fund management requires liquidity.
An average of about 5% of the Fund's assets may be
invested in cash or cash equivalents including:
securities that are issued or guaranteed as to principal
and interest by the U.S. government, its agencies,
authorities or instrumentalities (such as U.S. Treasury
obligations, which differ only in their interest rates,
maturities and times of issuance, and obligations
issued or guaranteed by U.S. government agencies or
instrumentalities which are backed by the full faith
and credit of the U.S. Treasury or which are
supported by the right of the issuer to borrow from
the U.S. government), repurchase agreements,
certificates of deposit, time deposits, commercial
paper and other high quality short-term debt
securities.  The Fund may adopt a temporary
defensive position by investing it assets in debt
securities, such as money market obligations,
including securities of the U.S. government and its
agencies, high quality commercial paper, bankers'
acceptances and repurchase agreements with banks
and brokers for U.S. government securities.

      Babson-Stewart Ivory International
Fund, Inc.  The Fund will look at such factors as the
location of the company's assets, personnel, sales and
earnings, to determine whether a company's primary
business is carried on outside the United States.  The
Fund diversifies its investments among various
countries and a number of different industries.  The
Fund is designed to provide investors with a
diversified participation in international businesses.
Over the years, some foreign businesses have been
especially successful in their particular industries and
some foreign stock markets have outperformed the
American markets.  Foreign securities markets do not
always move in parallel with the U.S. securities
markets, so investing in international securities can
provide diversification advantages.

      The Fund primarily invests in equity
securities of seasoned companies which are listed on
foreign stock exchanges and which the investment
counsel considers to have attractive characteristics in
terms of profitability, growth and financial resources.
"Seasoned" and "established" companies are those
companies which, in the opinion of the investment
counsel, are known for the quality and acceptance of
their products or services and for their ability to
generate profits and in many cases pay dividends.
The Fund may invest in fixed-income securities of
foreign governments or companies when the
investment counsel believes that prevailing market,
economic, political or currency conditions warrant
such investments.  While most foreign securities are
not subject to standard credit ratings, the investment
counsel intends to select "investment grade" issued of
foreign debt securities which are comparable to a Baa
or higher rating by Moody's Investors Service, Inc.
or a BBB or higher rating by Standard and Poor's
Corporation based on available information, and
taking into account liquidity and quality issues.
Securities rated BBB or Baa are considered to be
medium grade and may have speculative
characteristics.

      The Fund may also purchase American
Depository Receipts ("ADRs") which represent
foreign securities traded on U.S. exchanges or in the
over-the-counter market, European Depository
Receipts ("EDRs"), and International Depository
Receipts ("IDRs"), in bearer form, which are
designed for use in European and other securities
markets.  The fund may also invest in securities that
are not listed on an exchange.  Generally, the volume
of trading in an unlisted common stock is less than
the volume of trading in a listed stock.  This means
that the degree of market liquidity of some stocks in
which the Fund invests may be relatively limited.
When the Fund disposes of such a stock it may have
to offer the shares at a discount from recent prices or
sell the shares in small lots over an extended period
of time.

      In order to expedite settlement of portfolio
transactions and to minimize currency value
fluctuations, the Fund may purchase foreign
currencies and/or engage in forward foreign currency
transactions.  The Fund will not engage in forward
foreign currency exchange contracts for speculative
purposes.  A forward foreign currency exchange
contract involves an obligation to purchase or sell a
specific currency at a future date, which may be any
fixed number of days from the date of the contract
agreed upon by the parties, at a price set at the time
of the contract.  These contracts may be bought or
sold to protect the Fund, to some degree, against a
possible loss resulting from an adverse change in the
relationship between foreign currencies and the U.S.
dollar.  This method of protecting the value of the
Fund's investment securities against a decline in the
value of a currency does not eliminate fluctuations in
the underlying prices of the securities.  It establishes
a rate of exchange that one can achieve at some
future point in time.  Although such contracts tend to
minimize the risk of loss due to a decline in the value
of the hedged currency, at the same time, they tend to
limit any potential gain which might result should the
value of such currency increase.

      Generally, the Fund does not intend to invest
more than 35% of its total assets in any one particular
country.  However, the Fund may, at times,
temporarily invest a substantial portion of its assets in
one or more of such countries if economic and
business conditions warrant such investments,
although it currently does not intend to do so to any
principal extent.  The Fund may also invest up to
20% of its assets in companies located in developing
countries.  A developing country is generally
considered to be a country which is in the initial
stages of its industrialization cycle with a low per
capita gross national product.  Compared to
investment in the United States and other developed
countries, investing in the equity and fixed income
markets of developing countries involves exposure to
relatively unstable governments, economic structures
that are generally less mature and based on only a
few industries, and securities markets which trade a
small number of securities.  Prices on securities
exchanges in developing countries tend to be more
volatile than those in developed countries.  The Fund
will not invest more than 20% of its total assets in
companies located in developing countries.

      Under normal conditions, the Fund will
invest at least 65% of its assets in equity securities of
foreign issuers.  However, to meet the liquidity needs
of the Fund or when the Fund believes that
investments should be deployed in a temporary
defensive position because of economic or market
conditions, the Fund may invest all or a major portion
of its assets in short-term debt securities denominated

in U.S. dollars, including U.S. Treasury bills and
other securities of the U.S. government and its
agencies, bankers' acceptances, certificates of
deposit, and repurchase agreements maturing in
seven days or less with U.S. banks and broker-
dealers.  The Fund may also hold cash and time
deposits in foreign banks, denominated in any major
foreign currency.

      Babson Money Market Fund.  To achieve
its objectives the Fund may engage in trading activity
in order to take advantage of opportunities to enhance
yield, protect principal or improve liquidity.  This
trading activity should not increase the Fund's
expenses since there are normally no broker's
commissions paid by the Fund for the purchase or
sale of money market instruments.  However, a
markup or spread may be paid to a dealer from which
the Fund purchases a security.

      To assure compliance with the adopted
procedures pursuant to Rule 2a-7 under the
Investment Company Act of 1940, the Fund will only
invest in U.S. dollar denominated securities with
remaining maturities of 397 days or less, maintain the
dollar weighted average maturity of the securities in
the Fund's portfolio at 90 days or less and limit its
investments to those instruments which the Directors
of the Fund determine to present minimal credit risks
and which are eligible investments under the rule.

      Babson Tax-Free Income Fund.  Each
Portfolio will have substantially all of its assets
invested in investment-grade municipal securities, the
interest on which is deemed exempt from federal
income tax (including the alternative minimum tax).
The essential difference in the Portfolios will be the
time to maturity of their holdings.  The Portfolios are:

Portfolio L - Longer term: There
is no maximum maturity.  Longer
maturities produce higher income
but carry greater possibility of price
fluctuation compared to obligations
with shorter terms.

Portfolio S - Shorter Term:
Shorter maturities usually result in
lower income but provide more
stability in price when compared to
obligations with longer maturities.

Portfolio MM - Money Market:
Maturities will conform to Rule 2a-
7 at the time of purchase.

      During periods of normal market conditions,
the Fund will invest at least 80% of the total assets of
each Portfolio (exclusive of cash) in municipal
securities.  The Fund may invest any remaining
balance in taxable money market instruments on a
temporary basis, if management believes this actions
would be in the best interest of shareholders.
Included in this category are: obligations of the U.S.,
its agencies or instrumentalities; certificates of
deposit; bankers' acceptances and other short-term
debt obligations of U.S. banks with total assets of $1
billion or more; and commercial paper rated A-2 or
better by Standard & Poor's Corp. ("S&P") or Prime-
2 or better by Moody's Investors Services, Inc.
("Moody's"), or certain rights to acquire these
securities.

      The Fund reserves the right to deviate
temporarily from this policy during extraordinary
circumstances when, in the opinion of management,
it is advisable to do so in the best interests of
shareholders.

      At least 90% of the municipal bonds in
Portfolio L and Portfolio S will be rated at the time of
purchase within the top three classifications of
Moody's (Aaa, Aa and A), or by S&P (AAA, AA,
and A).  Any municipal bond backed by the full faith
and credit of the federal government shall be
considered to have a rating of AAA.  Investments in
short-term municipal obligations and notes are
limited to those obligations which at the time of
purchase: (1) are backed by the full faith and credit of
the U.S.; or (2) are rated MIG-1, MIG-2 or MIG-3 by
Moody's; or (3) if the notes are not rated, then the
issuer's long-term bond rating must be at least A as
determined by Moody's or by S&P.  Short-term
discount notes are limited to those obligations rated
A-1 or A-2 by S&P, or Prime-1 or Prime-2 by
Moody's or their equivalents as determined by the
Board of Directors.  With respect to short-term
discount notes which are not rated, the issuer's long-
term bond rating must be at least A by S&P or
Moody's.

One hundred percent of the bonds in Portfolio MM
must be rated at the time of purchase within the two
highest grades assigned by Moody's (Aaa and Aa) or
by S&P (AAA and AA) or of comparable quality as
determined by the Board of Directors.  Any
municipal bond held in Portfolio MM that is backed
by the full faith and credit of the federal government
shall be considered to have a rating of AAA.
Investments in short-term municipal obligations and
notes will be limited to those obligations which at the
time of purchase: (1) are backed by the full faith and
credit of the U.S.; (2) are rated MIG-1 or MIG-2 by
Moody's; or (3) if the obligations or notes are not
rated, then of comparable quality as determined by
the Board of Directors.  Short-term discount notes
will be limited to those obligations rated A-1 by S&P
or Prime-1 by Moody's or their equivalents as
determined by the Board of Directors.  If short-term
discount notes are not rated, then they must be of
comparable quality as determined by the Board of
Directors

      It is the policy of the Fund not to invest
more than 25% of its assets in any one classification
of municipal securities, except  tax-exempt
obligations which are backed by the U.S.
governments.  Should the rating organizations used
by the Fund cease to exist or change their systems,
the Fund will attempt to use other comparable ratings
as standards for its investments in municipal
securities in accordance with its investment policies.

REPURCHASE AGREEMENTS - ALL FUNDS

All the Funds may invest in issues of the United
States Treasury or a United States government
agency subject to repurchase agreements.  A
repurchase agreement involves the sale of securities
to the Funds with the concurrent agreement by the
seller to repurchase the securities at the Fund's cost
plus interest at an agreed rate upon demand or within
a specified time, thereby determining the yield during
the purchaser's period of ownership. The result is a
fixed rate of return insulated from market fluctuations
during such period. Under the Investment Company
Act of 1940, repurchase agreements are considered
loans by the Funds.

   The Funds will enter into such repurchase
agreements only with United States banks having
assets in excess of $1 billion which are members of
the Federal Deposit Insurance Corporation, and with
certain securities dealers who meet the qualifications
set from time to time by the Board of Directors of the
Funds. The term to maturity of a repurchase
agreement normally will be no longer than a few
days. Repurchase agreements maturing in more than
\seven days and other illiquid securities
will not exceed 10% of the net assets of the Funds.

Repurchase Agreement Risk Factors.  The use of
repurchase agreements involves certain risks. For
example, if the seller of the agreement defaults on its
obligation to repurchase the underlying securities at a
time when the value of these securities has declined,
the Funds may incur a loss upon disposition of them.
If the seller of the agreement becomes insolvent and
subject to liquidation or reorganization under the
Bankruptcy Code or other laws, disposition of the
underlying securities may be delayed pending court
proceedings. Finally, it is possible that the Funds may
not be able to perfect its interest in the underlying
securities. While the Funds' management
acknowledges these risks, it is expected that they can
be controlled through stringent security selection
criteria and careful monitoring procedures.

RISKS FOR BABSON-STEWART IVORY
INTERNATIONAL FUND

Foreign Investments.  Investors should recognize
that investing in foreign companies involves certain
special considerations which are not typically
associated with investing in U.S. companies.  Since
the stocks of foreign companies are frequently
denominated in foreign currencies, and since the
Fund may temporarily hold uninvested reserves in
bank deposits in foreign currencies, the Fund will be
affected favorably or unfavorably by changes in
currency rates and in exchange control regulations,
and may incur costs in connection with conversions
between various currencies.  The investment policies
of the Fund permit it to enter into forward foreign
currency exchange contracts in order to hedge the
Fund's holdings and commitments against changes in
the level of future currency rates.  Such contracts
involve an obligation to purchase or sell a specific
currency at a future date at a price set at the time of
the contract.

As foreign companies are not generally subject to
uniform accounting, auditing and financial reporting
standards and practices comparable to those
applicable to domestic companies, there may be less
publicly available information about certain foreign
companies than about domestic companies.
Securities of some foreign companies are generally
less liquid and more volatile than securities of
comparable domestic companies.  There is generally
less government supervision and regulation of stock
exchanges, brokers and listed companies than in the
U.S.  In addition, with respect to certain foreign
countries, there is the possibility of expropriation or
confiscatory taxation, political or social instability, or
diplomatic developments which could affect U.S.
investments in those countries.

Although the Fund will endeavor to achieve most
favorable execution costs in its portfolio transactions,
fixed commissions on many foreign stock exchanges
are generally higher than negotiated commissions on
U.S. Exchanges.  In addition, it is expected that the
expenses of custodian arrangements of the Fund's
foreign securities will be somewhat greater than the
expenses for the custodian arrangements for handling
the Fund's securities of equal value.

Certain foreign governments levy withholding taxes
against dividend and interest income.  Although in
some countries a portion of these taxes are
recoverable, the nonrecovered portion of foreign
withholding taxes will reduce the income received
from the companies comprising the Fund's portfolio.

Foreign Currency Transactions.  The value of the
assets of the Babson-Stewart Ivory International
Fund as measured in U. S. dollars may be affected
favorably or unfavorably by changes in foreign
currency exchange rates and exchange control
regulations, and the Fund may incur costs in
connection with conversions between various
currencies.

The Fund will conduct its foreign currency exchange
transactions either on a spot (i.e., cash) basis at the
spot rate prevailing in the foreign currency exchange
market, or through the use of forward contracts to
purchase or sell foreign currencies.  A forward
foreign currency exchange contract will involve an
obligation by the Fund to purchase or sell a specific
amount of currency at a future date, which may be
any fixed number of days, from the date of the
contract agreed upon by the parties, at a price set at
the time of the contract.  These contracts are
transferable in the interbank market conducted
directly between currency traders (usually large
commercial banks) and their customers.  A forward
contract generally has no deposit requirements, and
no commissions are charged at any stage for trades.
Neither type of foreign currency transaction will
eliminate fluctuations in the prices of the Fund's
portfolio securities or prevent loss if the prices of
such securities should decline.

The Fund may enter into forward foreign currency
exchange contracts only under two circumstances.
First, when the Fund enters into a contract for the
purchase or sale of a security denominated in a
foreign currency, it may desire to "lock in" the U.S.
dollar price of the security.  The Fund will then enter
into a forward contract for the purchase or sale, for a
fixed amount of dollars, of the amount of foreign
currency involved in the underlying securities
transaction; in this manner the Fund will be better
able to protect itself against a possible loss resulting
from an adverse change in the relationship between
the U.S. dollar and the subject foreign currency
during the period between the date the securities are
purchased or sold and the date on which payment is
made or received.

Second, when the Investment Adviser believes that
the currency of a particular foreign country may
suffer a substantial decline against the U.S. dollar, it
may enter into a forward contract to sell, for a fixed
amount of dollars, the amount of foreign currency
approximating the value of some or all of the Fund's
securities denominated in such foreign currency.  The
precise matching of the forward contract amounts and
the value of the securities involved will not generally
be possible since the future value of such securities in
foreign currencies will change as a consequence of
market movements in the value of those securities
between the date the forward contract is entered into
and the date it matures.  The projection of short-term
currency market movement is extremely difficult, and
the successful execution of a short-term hedging
strategy is highly uncertain.  The Investment Adviser
does not intend to enter into such forward contracts
under this second circumstance on a regular or
continuous basis.  The Fund will also not enter into
such forward contracts or maintain a net exposure to
such contracts when the consummation of the
contracts would obligate the Fund to deliver an
amount of foreign currency in excess of the value of
the Fund's securities or other assets denominated in
that currency.  The Investment Adviser believes that
it is important to have flexibility to enter into such
forward contracts when it determines that to do so is
in the best interests of the Fund.  The Fund's
custodian bank segregates cash or equity or debt
securities in an amount not less than the value of the
Fund's total assets committed to forward foreign
currency exchange contracts entered into under this
second type of transaction.  If the value of the
securities segregated declines, additional cash or
securities is added so that the segregated amount is
not less than the amount of the Funds' commitments
with respect to such contracts.  Under normal
circumstances, the Fund expects that any appreciation
or depreciation on such forward exchange contracts
will be approximately offset by the depreciation or
appreciation in translation of the underlying foreign
investment arising from fluctuations in foreign
currency exchange rates.
The Fund will recognize the unrealized appreciation
or depreciation from the fluctuation in a foreign
currency forward contract as an increase or decrease
in the Fund's net assets on a daily basis, thereby
providing an appropriate measure of the Fund's
financial position and changes in financial position.

CASH MANAGEMENT - ALL FUNDS

For purposes including but not limited to meeting
redemptions and unanticipated expenses, the Funds
may invest a portion of their assets in cash or high-
quality, short-term debt obligations readily
changeable into cash such as:

(1) certificates of deposit, bankers' acceptances and
other short-term obligations issued domestically
by United States commercial banks having assets
of at least $1 billion and which are members of
the Federal Deposit Insurance Corporation or
holding companies of such banks; (2)
commercial paper of companies rated P-2/MIG-2
or higher by Moody's Investors Service, Inc.
(Moody's) or A-2 or higher by Standard and
Poor's Corporation (S&P), or if not rated by
either Moody's or S&P, a company's
commercial paper may be purchased by the Fund
if the company has an outstanding bond issue
rated A or higher by Moody's or A or higher by
S&P; (3) short-term debt securities which are
non-convertible and which have one year or less
remaining to maturity at the date of purchase and
which are rated A or higher by Moody's or A or
higher by S&P; (4) negotiable certificates of
deposit and other short-term debt obligations of
savings and loan associations having assets of at
least $1 billion and which are members of the
Federal Home Loan Banks Association and
insured by the Federal Deposit Insurance
Corporation.

FUNDAMENTAL INVESTMENT
RESTRICTIONS

In addition to the investment objective and portfolio
management policies set forth in the Prospectus
under the caption "Investment Objective and
Principal Investment Strategies," the Funds are
subject to certain other restrictions which may not be
changed without approval of the lesser of: (1) at least
67% of the voting securities present at a meeting if
the holders of more than 50% of the outstanding
securities of the Fund are present or represented by
proxy, or (2) more than 50% of the outstanding
voting securities of the Fund.

Babson Growth Fund and Babson Value Fund
will not:  (1) purchase the securities of any one
issuer, except the United States government, if
immediately after and as a result of such purchase (a)
the value of the holdings of the Fund in the securities
of such issuer exceeds 5% of the value of the Fund's
total assets, or (b) the Fund owns more than 10% of
the outstanding voting securities, or any other class of
securities, of such issuer; (2) engage in the purchase
or sale of real estate or commodities; (3) underwrite
the securities of other issuers; (4) make loans to any
of its officers, directors, or employees, or to its
manager, or general distributor, or officers or
directors thereof; (5) make any loan (the purchase of
a security subject to a repurchase agreement or the
purchase of a portion of an issue of publicly
distributed debt securities is not considered the
making of a loan); (6)invest in companies for the
purpose of exercising control of management; (7)
purchase securities on margin or sell securities short;
(8) purchase shares of other investment companies
except in the open market at ordinary broker's
commission, but, with respect to the Growth Fund,
not in excess of 5% of the Growth Fund's assets, or,
for either Fund, pursuant to a plan of merger or
consolidation; (9) invest in the aggregate more than
5% of the value of its gross assets in the securities of
issuers (other than federal, state, territorial, or local
governments, or corporations, or authorities
established thereby), which including predecessors,
have not had at least three years' continuous
operations nor, with respect to the Growth Fund,
invest more than 25% of the Growth Fund's assets in
any one industry; (10) enter into dealings with its
officers or directors, its manager or underwriter, or
their officers or directors or any organization in
which such persons have a financial interest except
for transactions in the Fund's own shares or other
securities through brokerage practices which are
considered normal and generally accepted under
circumstances existing at the time; (11) purchase or
retain securities of any company in which any Fund
officers or directors, or Fund manager, its partner,
officer, or director beneficially owns more than 1/2 of
1% of said company's securities, if all such persons
owning more than 1/2 of 1% of such company's
securities, own in the aggregate more than 5% of the
outstanding securities of such company; (12) borrow
or pledge its credit under normal circumstances
except up to 10% of its gross assets (computed at the
lower of fair market value or cost) for temporary or
emergency purposes, and not for the purpose of
leveraging its investments, and provided further that
any borrowing in excess of 5% of the total assets of
the Fund shall have asset coverage of at least 3 to1;
(13) make itself or its assets liable for the
indebtedness of others; or (14) invest in securities
which are assessable or involve unlimited liability.

Babson Enterprise Fund, Babson Enterprise Fund
II and Shadow Stock Fund will not: (1) purchase
the securities of any one issuer, except the United
States government, if immediately after and as a
result of such purchase (a) the value of the holdings
of the Fund in the securities of such issuer exceeds
5% of the value of the Fund's total assets, or (b) the
Fund owns more than 10% of the outstanding voting
securities, or any other class of securities, of such
issuer; (2) engage in the purchase or sale of real
estate or commodities or, with respect to Enterprise
Fund II, futures contracts; (3) underwrite the
securities of other issuers; (4) make loans to any of
its officers, directors, or employees, or to its
manager, or general distributor, or officers or
directors thereof; (5) make loans to other persons,
except by the purchase of debt obligations which are
permitted under its investment policy; (6)invest in
companies for the purpose of exercising control of
management; (7) purchase securities on margin or
sell securities short; (8) purchase shares of other
investment companies except in the open market at
ordinary broker's commission, but not in excess of
5% of the Fund's assets, or pursuant to a plan of
merger or consolidation; (9) invest in the aggregate
more than 5% of the value of its gross assets in the
securities of issuers (other than federal, state,
territorial, or local governments, or corporations, or
authorities established thereby), which including
predecessors, have not had at least three years'
continuous operations nor invest more than 25% of
the Fund's assets in any one industry; (10) enter into
dealings with its officers or directors, its manager or
underwriter, or their officers or directors or any
organization in which such persons have a financial
interest except for transactions in the Fund's own
shares or other securities through brokerage practices
which are considered normal and generally accepted
under circumstances existing at the time; (11)
purchase or retain securities of any company in
which any Fund officers or directors, or Fund
manager, its partner, officer, or director beneficially
owns more than 1/2 of 1% of said company's
securities, if all such persons owning more than 1/2 of
1% of such company's securities, own in the
aggregate more than 5% of the outstanding securities
of such company; (12) borrow or pledge its credit
under normal circumstances, except up to 10% of its
gross assets (computed at the lower of fair market
value or cost) for temporary or emergency purposes,
and not for the purpose of leveraging its investments,
and provided further that any borrowing in excess of
5% of the total assets of the Fund shall have asset
coverage of at least 3 to1; (13) make itself or its
assets liable for the indebtedness of others; (14)
invest in securities which are assessable or involve
unlimited liability; or (15) issue senior securities
except for those investment procedures permissible
under the Fund's other restrictions.

Babson-Stewart Ivory International Fund will not:
(1) purchase the securities of any one issuer, except
the United States government, if immediately after
and as a result of such purchase (a) the value of the
holdings of the Fund in the securities of such issuer
exceeds 5% of the value of the Fund's total assets, or
(b) the Fund owns more than 10% of the outstanding
voting securities, or any other class of securities, of
such issuer; (2) engage in the purchase or sale of real
estate or commodities; (3) underwrite the securities
of other issuers; (4) make loans to any of its officers,
directors, or employees, or to its manager, or general
distributor, or officers or directors thereof; (5) make
loans to other persons, except by the purchase of debt
obligations which are permitted under its investment
policy; (6) invest in companies for the purpose of
exercising control of management; (7) purchase
securities on margin or sell securities short; (8)
purchase shares of other investment companies
except shares of closed-end investment companies,
purchased in the open market at ordinary broker's
commission, but not in excess of 5% of the Fund's
assets, or pursuant to a plan of merger or
consolidation; (9) invest in the aggregate more than
5% of the value of its gross assets in the securities of
issuers (other than federal, state, territorial, or local
governments, or corporations, or authorities
established thereby), which including predecessors,
have not had at least three years' continuous
operations nor invest more than 25% of the Fund's
assets in any one industry; (10) enter into dealings
with its officers or directors, its manager or
underwriter, or their officers or directors or any
organization in which such persons have a financial
interest except for transactions in the Fund's own
shares or other securities through brokerage practices
which are considered normal and generally accepted
under circumstances existing at the time; (11)
purchase or retain securities of any company in
which any Fund officers or directors, or Fund
manager, its partner, officer, or director beneficially
owns more than 1/2 of 1% of said company's
securities, if all such persons owning more than 1/2 of
1% of such company's securities, own in the
aggregate more than 5% of the outstanding securities
of such company; (12) borrow or pledge its credit
under normal circumstances, except up to 10% of its
gross assets (computed at the lower of fair market
value or cost) for temporary or emergency purposes,
and not for the purpose of leveraging its investments,
and provided further that any borrowing in excess of
5% of the total assets of the Fund shall have asset
coverage of at least 3 to1; (13) make itself or its
assets liable for the indebtedness of others; (14)
invest in securities which are assessable or involve
unlimited liability; or (15) issue senior securities
except for those investment procedures permissible
under the Fund's other restrictions.

Although not fundamental policies subject to
shareholder vote, Babson-Stewart Ivory International
Fund may not engage in any of the following
activities:  (1) invest directly in oil, gas, or other
mineral exploration or development programs: (2)
invest more than 5% of its total assets in securities
which are restricted as to future sale; (3) invest more
than 5% of its total assets in puts, calls, straddles,
spreads, and any combination thereof (the Fund will
engage in options transactions for hedging purposes
only); and (4) purchase warrants, valued at the lower
of cost or market, in excess of 5% of the value of the
Fund's net assets.  Included within that amount, but
not to exceed 2% of the value of the Fund's net
assets, may be warrants which are not listed on the
New York or American Stock Exchange.  Warrants
acquired by the Fund at any time in units or attached
to securities are not subject to this restriction.

Babson Bond Trust will not: (1) purchase any
investment security for credit or on margin, except
such short-term credits as are necessary for the
clearance of transactions; (2) participate on a joint or
a joint-and-several basis in any trading account in
securities; (3) sell any securities short; (4) borrow
money, securities or other property in any event or
for any purpose whatsoever, or issue any security
senior to the shares authorized by the Trust
Indenture; (5) lend money, securities or other assets
of the Trust for any purpose whatsoever, provided,
however, that the acquisition of any publicly
distributed securities shall not be held or construed to
be the making of a loan; (6) mortgage, pledge,
hypothecate or encumber in any manner whatsoever
any investment securities at any time owned or held
by the Trust; (7) underwrite or participate in the
underwriting of any securities; (8) purchase shares of
other investment companies except in the open
market at ordinary broker's commission or pursuant
to a plan of merger or consolidation; (9) acquire any
security issued by any issuer in which an officer,
director or stockholder of such issuer is a Trustee of
the Trust or an officer or director of a principal
underwriter (as defined in the Investment Company
Act of 1940) if after the purchase of such security
one or more of the Trustees owns beneficially more
than 1/2 of 1% of the capital stock of such issuer and
such Trustees together own beneficially more than
5% of the capital stock of such issuer; (10) acquire
any security of another issuer if immediately after
and as a result of such acquisition the market value of
such securities of such other issuer shall exceed 5%
of the market value of the total assets of the Trust or
the Trust shall own more than 10% of the outstanding
voting securities of such issuer (this restriction does
not apply to securities issued by the United States or
any state, county or municipality thereof; (11) invest
more than 25% of the value of its assets in any one
industry; (12) engage in the purchase or sale of real
estate or commodities; (13) invest in companies for
the purpose of exercising control of management; or
(14) purchase any securities which are subject to
legal or contractual restrictions, i.e., restricted
securities which may not be distributed publicly
without registration under the Securities Act of 1933.

Babson Money Market Fund will not: (1) invest in
equity securities or securities convertible into
equities; (2) purchase the securities of any issuer
(other than obligations issued or guaranteed as to
principal and interest by the government of the
United States, its agencies or instrumentalities), if as
a result, (a) more than 5% of the Fund's total assets
(taken at current value) would be invested in the
securities of such issuer, or (b) the Fund would hold
more than 10% of any class of securities of such
issuer (for this purpose, all debts and obligations of
an issuer maturing in less than one year are treated as
a single class of securities); (3) borrow money in
excess of 15% of its total assets taken at market
value, and then only from banks as a temporary
measure for extraordinary or emergency purposes;
the Fund will not borrow to increase income
(leveraging) but only to facilitate redemption requests
which might otherwise require untimely dispositions
of Portfolio securities; the Fund will repay all
borrowings before making additional investments,
and interest paid on such borrowings will reduce net
income; (4) mortgage, pledge or hypothecate its
assets except in an amount up to 15% (10% as long
as the Fund's shares are registered for sale in certain
states) of the value of its total assets but only to
secure borrowings for temporary or emergency
purposes; (5) issue senior securities, as defined in the
Investment Company Act of 1940, as amended; (6)
underwrite securities issued by other persons; (7)
purchase or sell real estate, but this shall not prevent
investment in obligations secured by real estate; (8)
make loans to other persons, except by the purchase
of debt obligations which are permitted under its
investment policy; (9) purchase securities on margin
or sell short;  (10) purchase or retain securities of an
issuer if to the knowledge of the Fund's management
those directors of the Fund, each of whom owns more
than 1/2 of 1% of such securities, together own more
than 5% of the securities of such issuer; (11)
purchase or sell commodities or commodity
contracts; (12) write or invest in put, call, straddle or
spread options or invest in interests in oil, gas or
other mineral exploration or development programs;
(13) invest in companies for the purpose of
exercising control; (14) invest in securities of other
investment companies, except as they may be
acquired as part of a merger, consolidation or
acquisition of assets; (15) invest more than 5% of the
value of its total assets at the time of investment in
the securities of any issuer or issuers which have
records of less than three years continuous operation,
including the operation of any predecessor, but this
limitation does not apply to securities issued or
guaranteed as to interest and principal by the U.S.
government or its agencies or instrumentalities; or
(16) purchase any securities which would cause more
than 25% of the value of a Portfolio's total net assets
at the time of such purchase to be invested in any one
industry; provided, however, the Prime Portfolio does
not consider assets in certificates of deposit or
bankers' acceptances of domestic branches of U.S.
banks to be investments in a single industry.

There is no limitation with respect to investments in
U.S. Treasury Bills, or other obligations issued or
guaranteed by the federal government, its agencies
and instrumentalities.

Babson Tax-Free Income Fund will not: (1) invest
in equity securities or securities convertible into
equities; (2) purchase more than 10% of the
outstanding publicly issued debt obligations of any
issuer; (3) borrow money in any Portfolio except for
temporary emergency purposes, and then only in an
amount not exceeding 10% of the value of the total
assets of that Portfolio; (4) mortgage, pledge or
hypothecate the assets of any Portfolio to an extent
greater than 10% of the value of the net assets of that
Portfolio; (5) issue senior securities, as defined in the
Investment Company Act of 1940, as amended; (6)
underwrite any issue of securities; (7) purchase or
sell real estate, but this shall not prevent investment
in municipal bonds secured by real estate; (8) make
loans to other persons, except by the purchase of
bonds, debentures or similar obligations which are
publicly distributed; (9) purchase securities on
margin or sell short;  (10) purchase or retain
securities of an issuer if to the knowledge of the
Fund's management those directors of the Fund, each
of whom owns more than 1/2 of 1% of such securities,
together own more than 5% of the securities of such
issuer; (11) purchase or sell commodities or
commodity contracts; (12) invest in put, call, straddle
or special options; (13) purchase securities of any
issuer (except the U.S. government, its agencies and
instrumentalities, and any municipal bond guaranteed
by the U.S. government) in any Portfolio if, as a
result, more than 5% of the total assets of that
Portfolio would be invested in the securities of such
issuer; for purposes of this limitation, "issuer" will be
based on a determination of the source of assets and
revenues committed to meeting interest and principal
payments of each security, and a government entity
which guarantees the securities issued by another
entity is also considered an issuer of that security;
(14) invest in companies for the purpose of
exercising control; (15) invest in securities of other
investment companies, except as they may be
acquired as part of a merger, consolidation or
acquisition of assets; (16) invest more than 5% of the
value of its total assets at the time of investment in
the securities of any issuer or issuers which have
records of less than three years continuous operation,
including the operation of any predecessor, but this
limitation does not apply to securities issued or
guaranteed as to interest and principal by the U.S.
government or its agencies or instrumentalities.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are
made by Jones & Babson, Inc. pursuant to
recommendations by David L. Babson & Co. Inc. and
Babson-Stewart Ivory International.  Officers of the
Funds and Jones & Babson, Inc. are generally
responsible for implementing or supervising these
decisions, including allocation of portfolio brokerage
and principal business and the negotiation of
commissions and/or the price of the securities.
Portfolio turnover will be no more than is necessary
to meet the Funds' investment objectives.  Under
normal circumstances, it is anticipated that the
Funds' portfolio turnover will not exceed 100%.

In instances where securities are purchased on a
commission basis, the Funds will seek competitive
and reasonable commission rates based on
circumstances of the trade involved and to the extent
that they do not detract from the quality of the
execution.  The Funds, in purchasing and selling
portfolio securities, will seek the best available
combination of execution and overall price (which
shall include the cost of the transaction) consistent
with the circumstances which exist at the time.  The
Funds do not intend to solicit competitive bids on
each transaction.

The Funds believe it is in its best interest and that
of their shareholders to have a stable and continuous
relationship with a diverse group of financially strong
and technically qualified broker-dealers who will
provide quality executions at competitive rates.
Broker-dealers meeting these qualifications also will
be selected for their demonstrated loyalty to the
Funds, when acting on their behalf, as well as for any
research or other services provided to the Funds.
Substantially all of the equity portfolio transactions
(except for the Babson-Stewart Ivory International
Fund) are through brokerage firms which are
members of the New York Stock Exchange which is
typically the most active market in the size of the
Fund's transactions and for the types of securities
predominant in the Fund's portfolio.  Commissions of
transactions executed on foreign exchanges are
generally on a fixed basis.  The Babson-Stewart Ivory
International Fund endeavors to obtain the rate of
such commission in good faith so as to achieve the
most favorable results under the circumstances of
each transaction.  When buying securities in the over-
the-counter market, the Funds will select a broker
who maintains a primary market for the security
unless it appears that a better combination of price
and execution may be obtained elsewhere.  The
Funds normally will not pay a higher commission
rate to broker-dealers providing benefits or services
to it than it would pay to broker-dealers who do not
provide it such benefits or services.  However, the
Funds reserve the right to do so within the principles
set out in Section 28(e) of the Securities Exchange
Act of 1934 when it appears that this would be in the
best interests of the shareholders.

No commitment is made to any broker or dealer
with regard to placing of orders for the purchase or
sale of Fund portfolio securities, and no specific
formula is used in placing such business.  Allocation
is reviewed regularly by both the Board of Directors
of the Funds and Jones & Babson, Inc.

Since the Funds do not currently market shares
through intermediary brokers or dealers, it is not the
Funds' practice to allocate brokerage or principal
business on the basis of sales of its shares which may
be made through such firms.  However, it may place
portfolio orders with qualified broker-dealers who
recommend the Funds to other clients, or who act as
agents in the purchase of the Funds' shares for their
clients.

Research services furnished by broker-dealers may
be useful to the Fund managers in serving other
clients, as well as the Funds.  Conversely, the Funds
may benefit from research services obtained by the
managers from the placement of portfolio brokerage
of other clients.

When it appears to be in the best interests of its
shareholders, the Funds may join with other clients of
the managers in acquiring or disposing of a portfolio
holding.  Securities acquired or proceeds obtained
will be equitably distributed between the Funds and
other clients participating in the transaction.  In some
instances, this investment procedure may affect the
price paid or received by the Funds or the size of the
position obtained by the Funds.

For the past three fiscal years each year, the total
dollar amount of brokerage commissions paid by the
Funds were as follows:

Growth - $488,655, $208,141 and $129,998 for
1999, 1998 and 1997 respectively;  Enterprise -
$ 92,129*, $264,561 and $306,945;  Enterprise II -
$64,350*, $95,748 and $52,014;  Value - $866,352*,
$1,103,306 and $669,271;  Shadow    $ 38,503,
$81,743 and $8,350;  International - $260,815,
$268,815 and $229,337.

*Denotes seven month figures.

PERFORMANCE MEASURES

The Funds may advertise "average annual total
return" over various periods of time. Such total return
figures show the average percentage change in value
of an investment in the Funds from the beginning
date of the measuring period to the end of the
measuring period. These figures reflect changes in
the price of the Funds' shares and assume that any
income dividends and/or capital gains distributions
made by the Funds during the period were reinvested
in shares of the Funds. Figures will be given for
recent one-, five- and ten-year periods (if applicable),
and may be given for other periods as well (such as
from commencement of the Funds' operations, or on
a year-by-year basis). When considering "average"
total return figures for periods longer than one year, it
is important to note that a Fund's annual total return
for any one year in the period might have been
greater or less than the average for the entire period.

From time to time, the Babson Money Market Fund
and the Babson Tax-Free Income Fund Portfolio MM
may quote their yields in advertisements, shareholder
reports or other communications to shareholders.
Yield information is generally available by calling
the Funds toll free 1-800-4-BABSON (1-800-422-
2766), or in the Kansas City area 751-5900.  The
current annualized yield for the Money Market Fund
and Portfolio MM is computed by: (a) determining
the net change in the value of a hypothetical pre-
existing account in each Fund or Portfolio having a
balance of one share at the beginning of a seven
calendar day period for which yield is to be quoted,
(b) dividing the net change by the value of the
account at the beginning of the period to obtain the
base period return, and (c) annualizing the results
(i.e., multiplying the base period return by 365/7).
The net change in value of the account reflects the
value of additional shares purchased with dividends
declared on the original share and any such additional
shares, but does not include realized gains and losses
or unrealized appreciation and depreciation.  In
addition, each Fund may calculate a compound
effective yield by adding 1 to the base period return
(calculated as described above, raising the sum to a
power equal to 465/7 and subtracting 1).  For the
seven-day period ended June 30, 1999, the current
annualized yield and compound effective yield of
Money Market Portfolio Prime was 4.09% and
4.10%, of Money Market Portfolio Federal was
3.96% and 4.00% and of Tax-Free Income Portfolio
MM was 2.91% and 3.03%.  At June 30, 1999, the
average maturity of Federal was 35 days, of Prime
was 38 days and of Portfolio MM was 42 days.

Performance Comparisons.  In advertisements or in
reports to shareholders, the Funds may compare their
performance to that of other mutual funds with
similar investment objectives and to stock or other
relevant indices. For example, they may compare
their performance to rankings prepared by Lipper
Analytical Services, Inc. (Lipper) or Morningstar,
Inc., two widely recognized independent services
which monitor the performance of mutual funds. The
Funds may compare their performance to the
Standard & Poor's 500 Stock Index (S&P 500), an
index of unmanaged groups of common stocks, the
Dow Jones Industrial Average, a recognized
unmanaged index of common stocks of 30 industrial
companies listed on the NYSE, the MSCI/EAFE, an
index of unmanaged stocks from 20 international
markets, the S&P Barra Value, a capitalization
weighted index associated with "value" stocks, the
S&P Barra Growth, a capitalization weighted index
associated with "growth" stocks, the Russell 2000
Index, an index that measures the performance of the
smallest 2000 publicly traded companies, the Lehman
Brothers Aggregate Bond Index, an index of
government, corporate and agency bonds, the
Lehman Brothers Intermediate Government
Corporate Index, an index of government, agency and
corporate notes between 1 and 10 years maturities, or
the Consumer Price Index. Performance information,
rankings, ratings, published editorial comments and
listings as reported in national financial publications
such as Kiplinger's Personal Finance Magazine,
Business Week, Morningstar Mutual Funds,
Investor's Business Daily, Institutional Investor, The
Wall Street Journal, Mutual Fund Forecaster, No-
Load Investor, Money, Forbes, Fortune and Barron's
may also be used in comparing performance of the
Fund. Performance comparisons should not be
considered as representative of the future
performance of any Fund.

Performance rankings, recommendations,
published editorial comments and listings reported in
Money, Barron's, Kiplinger's Personal Finance
Magazine, Financial World, Forbes, U.S. News &
World Report, Business Week, The Wall Street
Journal, Investors Business Daily, USA Today,
Fortune and Stanger's may also be cited (if the Funds
are listed in any such publication) or used for
comparison, as well as performance listings and
rankings from Morningstar Mutual Funds, Personal
Finance, Income and Safety, The Mutual Fund Letter,
No-Load Fund Investor, United Mutual Fund
Selector, No-Load Fund Analyst, No-Load Fund X,
Louis Rukeyser's Wall Street newsletter, Donoghue's
Money Letter, CDA Investment Technologies, Inc.,
Wiesenberger Investment Companies Service and
Donoghue's Mutual Fund Almanac.

TOTAL RETURN

The Funds' "average annual total return" figures
described and shown below are computed according
to a formula prescribed by the Securities and
Exchange Commission.  The formula can be
expressed as follows:

P(1+T)n     =     ERV

Where:      P     =     a hypothetical initial payment
of $1,000

      T     =     average annual total return

      n     =     number of years

      ERV   =     Ending Redeemable Value of a
hypothetical $1,000 payment
made at the beginning of the 1,
5 or 10 year (or other) periods
at the end of the 1, 5 or 10 year
(or other) periods (or fractional
portions thereof).
The table below shows the average total return for
each Fund for the specified periods.

For the one year 7/1/98-6/30/99

Growth                           17.04%
Enterprise                      -11.30%
Enterprise II                     0.00%
Value                             5.63%
Shadow Stock                     -0.25%
Stewart Ivory International       3.76%
Bond Trust - L                    1.88%
Bond Trust - S                    3.22%
Tax-Free Income - L               1.70%
Tax-Free Income - S               1.96%
Tax-Free Income - MM              2.70%
Money Market - Federal            4.31%
Money Market - Prime              4.38%

For the five years 7/1/94 - 6/30/99

Growth                           23.33%
Enterprise                       12.54%
Enterprise II                    15.65%
Value                            19.95%
Shadow Stock                     15.40%
Stewart Ivory International       8.12%
Bond Trust - L                    6.86%
Bond Trust - S                    6.61%
Tax-Free Income - L               5.98%
Tax-Free Income - S               4.30%
Tax-Free Income - MM              3.00%
Money Market - Federal            4.60%
Money Market - Prime              4.66%

For the ten years 7/1/89 - 6/30/99

Growth                           14.89%
Enterprise                       12.44%
Enterprise II                    14.30%*
Value                            15.51%
Shadow Stock                     11.35%
Stewart Ivory International       9.41%
Bond Trust - L                    7.51%
Bond Trust - S                    7.16%
Tax-Free Income - L               6.46%
Tax-Free Income - S               5.20%
Tax-Free Income - MM              3.31%
Money Market - Federal            4.65%
Money Market - Prime              4.72%
*Inception date 8/5/91.

HOW THE FUND'S SHARES ARE
DISTRIBUTED

Jones & Babson, Inc., as agent of the Funds agrees
to supply its best efforts as sole distributor of the
Funds' shares and, at its own expense, pay all sales
and distribution expenses in connection with their
offering other than registration fees and other
government charges.  Jones & Babson, Inc. is located
at BMA Tower, 700 Karnes Blvd., Kansas City, MO
64108-3306.

Jones & Babson, Inc. does not receive any fee or
other compensation under the distribution agreement
which continues in effect until October 31, 1999, and
which will continue automatically for successive
annual periods ending each October 31, if continued
at least annually by the Funds' Board of Directors,
including a majority of those Directors who are not
parties to such Agreements or interested persons of
any such party.  It terminates automatically if
assigned by either party or upon 60 days written
notice by either party to the other.

Jones & Babson, Inc. also acts as sole distributor of
the shares for UMB Scout Stock Fund, Inc., UMB
Scout Bond Fund, Inc., UMB Scout Money Market
Fund, Inc., UMB Scout Tax-Free Money Market
Fund, Inc., UMB Scout Regional Fund, Inc., UMB
Scout WorldWide Fund, Inc., UMB Scout Balanced
Fund, Inc., UMB Scout Capital Preservation Fund,
Inc., UMB Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo Equity
Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo
USA Global Fund, Inc., Buffalo Small Cap Fund,
Inc. and AFBA Five Star Fund, Inc.
PURCHASE AND REDEMPTION SERVICES

We reserve the right to:

Waive or increase the minimum investment
requirements with respect to any person or class of
persons, which include shareholders of the Funds'
special investment programs.
Cancel or change the telephone/Fund web site
investment service, the telephone/internet exchange
service and the automatic monthly investment plan
without prior notice to you where in the best interest
of the Funds and theirs investors.
Cancel or change the telephone/Fund web site
redemption service at any time without notice.
Begin charging a fee for the telephone investment
service or the automatic monthly investment plan and
to cancel or change these services upon 15 days
written notice to you.
Begin charging a fee for the telephone/Fund web
site service and to cancel or change the service upon
60 days written notice to you.
Begin charging a fee for the systematic redemption
plan upon 30 days written notice to you.
Waive signature guarantee requirements in certain
instances where it appears reasonable to do so and
will not unduly affect the interests of other
shareholders.  We may waive the signature guarantee
requirement if you authorize the telephone/Fund web
site redemption method at the same time you submit
the initial application to purchase shares.
Require signature guarantee if there appears to be a
pattern of redemptions designed to avoid the
signature guarantee requirement, or if we have other
reason to believe that this requirement would be in
the best interests of the Funds and their shareholders.

HOW SHARE PURCHASES ARE HANDLED

We will not be responsible for the consequences of
delays, including delays in the banking or Federal
Reserve wire systems.  We cannot process
transaction requests that are not complete and in good
order as described in the prospectus.  If you use the
services of any other broker to purchase or redeem
shares of the Funds, that broker may charge you a
fee.  Each order accepted will be fully invested in
whole and fractional shares, unless the purchase of a
certain number of whole shares is specified, at the net
asset value per share next effective after the order is
accepted by the Funds.

Each investment is confirmed by a year-to-date
statement which provides the details of the immediate
transaction, plus all prior transactions in your account
during the current year. This includes the dollar
amount invested, the number of shares purchased or
redeemed, the price per share, and the aggregate
shares owned.  A transcript of all activity in your
account during the previous year will be furnished
each January.  By retaining each annual summary and
the last year-to-date statement, you have a complete
detailed history of your account which provides
necessary tax information.  A duplicate copy of a past
annual statement is available from Jones & Babson,
Inc. at its cost, subject to a minimum charge of $5 per
account, per year requested.

The shares which you purchase are held by the
Funds in open account, thereby relieving you of the
responsibility of providing for the safekeeping of a
negotiable share certificate.  Jones & Babson does
not intend to issue new certificated shares for any
accounts.

If an order to purchase shares must be canceled due
to non-payment, the purchaser will be responsible for
any loss incurred by the Funds arising out of such
cancellation.  To recover any such loss, the Funds
reserve the right to redeem shares owned by any
purchaser whose order is canceled, and such
purchaser may be prohibited or restricted in the
manner of placing further orders.

The Funds reserve the right in its sole discretion to
withdraw all or any part of the offering made by the
prospectus or to reject purchase orders when, in the
judgment of management, such withdrawal or
rejection is in the best interest of the Funds and their
shareholders.

The Funds may accept investments in kind of
stocks based on judgments as to whether, in each
case, acceptance of stock will allow the Fund to
acquire the stock at no more than net cost of
acquiring it through normal channels, and whether
the stock has restrictions on its sale by the Fund
under the Securities Act of 1933.  Fund shares
purchased in exchange for stock are issued at net
asset value.

The Funds reserve the right to refuse to accept
orders for Fund shares unless accompanied by
payment, except when a responsible person has
indemnified the Fund against losses resulting from
the failure of investors to make payment. In the event
that the Funds sustain a loss as the result of failure by
a purchaser to make payment, the Funds'
underwriter, Jones & Babson, Inc., will cover the
loss.

REDEMPTION OF SHARES

We will not be responsible for the consequences of
delays, including delays in the banking or Federal
Reserve wire systems.  We cannot process
transaction requests that are not complete and in good
order.  We must receive an endorsed share certificate
with a signature guarantee, where a certificate has
been issued.

The Telephone/Fund Web Site Redemption Service
may only be used for non certificated shares held in
an open account.  We reserve the right to refuse a
telephone or Fund web site redemption request.  At
our option, we may pay such redemption by wire or
check.  We may reduce or waive the $10 charge for
wiring redemption proceeds in connection with
certain accounts.

To participate in the Systematic Redemption Plan
your dividends and capital gains distributions must be
reinvested in additional shares of the Funds.

The right of redemption may be suspended, or the
date of payment postponed beyond the normal three-
day period under the following conditions authorized
by the Investment Company Act of 1940:  (1) for any
period (a) during which the New York Stock
Exchange is closed, other than customary weekend
and holiday closing, or (b) during which trading on
the New York Stock Exchange is restricted; (2) for
any period during which an emergency exists as a
result of which (a) disposal by the Funds of securities
owned by it is not reasonably practicable, or (b) it is
not reasonably practicable for the Funds to determine
the fair value of its net assets; or (3) under certain
circumstances where certain shareholders are
attempting to "time the market"  by purchasing and
redeeming shares from the Funds on a regular basis;
or (4) for such other periods as the Securities and
Exchange Commission may by order permit for the
protection of the Fund's shareholders.

Babson Money Market Fund and Portfolio MM of
Babson Tax-Free Income Fund may accept drafts
(checks) on the form provided by the Fund without
the necessity of an accompanying guarantee of
signature, and drawn on the registered shareholder
account, to redeem sufficient shares in the registered
shareholder account and to deposit the proceeds in a
special account at UMB Bank, n.a. for transmission
through the commercial banking system to the credit
of the draft payee.  The drafts must be in at least the
amount of $500, and may be drawn only against
shares held in open account (no certificate
outstanding).  The Funds and their Manager may
refuse to honor drafts where there are insufficient
open account shares in the registered account, or
where shares to be redeemed which were purchased
by check have been held for less than 15 days, and to
the specific conditions relating to this privilege as
well as the general conditions set out above.

The Funds have elected to be governed by Rule
18f-1 under the Investment Company Act of 1940
pursuant to which the Funds are obligated to redeem
shares solely in cash up to the lesser of $250,000 or
1% of the Funds' net asset value during any 90-day
period for any one shareholder. Should redemptions
by any shareholder exceed such limitation, the Funds
may redeem the excess in kind.  If shares are
redeemed in kind, the redeeming shareholder may
incur brokerage costs in converting the assets to cash.
The method of valuing securities used to make
redemptions in kind will be the same as the method
of valuing portfolio securities described under "How
Share Price is Determined" in the Prospectus, and
such valuation will be made as of the same time the
redemption price is determined.

MANAGEMENT AND
INVESTMENT ADVISER

As a part of the Management Agreement, Jones &
Babson, Inc. employs at its own expense David L.
Babson & Co. Inc. and for the Babson-Stewart Ivory
International Fund, Babson-Stewart Ivory
International, as its investment advisers.  David L.
Babson & Co. Inc. was founded in 1940 as a private
investment research and counseling organization.
David L. Babson & Co. Inc. serves individual,
corporate and other institutional clients.  It
participates with Jones & Babson in the management
of nine Babson no-load mutual funds.  Babson-
Stewart Ivory International is a partnership formed in
1987, by David L. Babson & Co. of Cambridge,
Massachusetts and Stewart Ivory & Company
(International) Ltd, a wholly owned subsidiary of
Stewart Ivory (Holdings), Ltd., of Edinburgh,
Scotland.

The aggregate management fees paid to Jones &
Babson, Inc. by the Funds during the three most
recent fiscal years ended June 30, 1999, 1998, and
1997 (from which Jones & Babson, Inc. paid all the
Funds' expenses except those payable directly by the
Funds) were $3,699,538, $3,251,137, and
$2,566,555, respectively for the Growth Fund;
$990,364*, $2,199,612 and $2,176,042 for the
Enterprise Fund; $513,015*, $998,783 and $760,997
for the Enterprise Fund II; $7,202,092*, $5,468,960
and $3,911,594 for the Value Fund; $374,771,
$527,001 and $379,685 for the Shadow Stock Fund;
$884,366, $995,338 and $857,963 for the Stewart
Ivory International Fund; $691,818*, $1,226,260 and
$1,275,822 for the Bond Trust Portfolio L;
$215,212*, $370,143 and $254,164 for the Bond
Trust Portfolio S (does not include the effect of fee
waiver); $448,280, $426,396 and $436,044 for the
Money Market Fund; $513,722, $530,401 and
$535,180 for the Tax-Free Income Fund.  Figures
followed by an asterisk (*) denote 7 month figures
due to a change in fiscal year end from November 30
to June 30.  The annual fee charged by Jones &
Babson, Inc. covers all normal operating costs of the
Funds. The annual fee charged by Jones & Babson,
Inc. is higher than the fees of most other investment
advisers whose charges cover only investment
advisory services with all remaining operational
expenses absorbed directly by the Funds.  Yet, it
compares favorably with these other advisers when
all expenses to Funds shareholders are taken into
account.

David L. Babson & Co. Inc. has an experienced
investment analysis and research staff which
eliminates the need for Jones & Babson, Inc. and the
Funds to maintain an extensive duplicate staff, with
the consequent increase in the cost of investment
advisory service.  Jones & Babson, Inc. pays David
L. Babson & Co. Inc. a fee of 30/100 of one percent
(0.30%) for the first $100 million, 25/100 of one
percent (0.25%) on the next $150 million and 20/100
of one percent (0.20%) for amounts in excess of $250
million of Growth Fund's average daily total net
assets; 70/100 of one percent (0.70%) of the first $30
million and 50/100 of one percent (0.50%) of
amounts in excess of $30 million of Enterprise
Fund's; 70/100 of one percent (0.70%) of the first $30
million and 50/100 of one percent (0.50%) of
amounts in excess of $30 million of Enterprise Fund
II's; 35/100 of one percent (0.35%) of Value Fund's;
25/100 of one percent (0.25%) of Shadow Stock
Fund's; 475/1000 of one percent (0.475%) of Stewart
Ivory International Fund's; 25/100 of one percent
(0.25%) of Bond Trust Portfolio L's; 15/100 of one
percent (0.15%) of Bond Trust Portfolio S's (through
March 1, 2000); 20/100 of one percent (0.20%) of
Money Market Fund Portfolio Federal and Prime's;
25/100 of one percent (0.25%) of Tax-Free Income
Fund Portfolio L's, 25/100 of one percent (0.25%) of
Tax-Free Income Fund Portfolio S's, 10/100 of one
percent (0.10%) of Tax-Free Income Fund Portfolio
MM's,  which is computed daily and paid
semimonthly.  The cost of the services of David L.
Babson & Co. Inc. is included in the services of
Jones & Babson, Inc.  During the three most recent
fiscal years ended June 30, 1999, 1998 and 1997,
Jones & Babson, Inc. paid David L. Babson & Co.
Inc. fees amounting to $1,128,746, $1,003,328, and
$800,947, respectively for the Growth Fund,
$486,539*, $1,088,793 and $1,088,713 for the
Enterprise Fund; $249,077*, $486,060 and $365,461
for the Enterprise Fund II; $2,652,720*, $5,468,960
and $3,911,594 for the Value Fund; $117,145,
$131,750 and $94,921 for the Shadow Stock Fund;
$93,716, $497,669 and $428,982 for the Stewart
Ivory International Fund; $182,021*, $323,879 and
$335,133 for the Bond Trust Portfolio L; $33,198*,
$58,443 and $58,337 for the Bond Trust Portfolio S;
$105,477, $100,325 and $102,869 for the Money
Market Fund; $131,478, $136,416 and $137,997 for
the Tax-Free Income Fund, related to services
provided to the Funds.   Figures followed by an
asterisk (*) denote seven month figures due to a
change in fiscal year end from November 30 to June
30.

Controlling Persons.  Certain officers and directors
of the Funds are also officers or directors or both of
Jones & Babson, Inc., Babson-Stewart Ivory
International or David L. Babson & Co. Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary
of Business Men's Assurance Company of America
which is considered to be a controlling person under
the Investment Company Act of 1940. Assicurazioni
Generali S.p.A., an insurance organization founded in
1831 based in Trieste, Italy, is considered to be a
controlling person and is the ultimate parent of
Business Men's Assurance Company of America.
Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned
subsidiary of DLB Acquisition Corporation, an
indirect, majority owned subsidiary of Massachusetts
Mutual Life Insurance Company headquartered in
Springfield, Massachusetts. Massachusetts Mutual
Life Insurance Company is an insurance organization
founded in 1851 and is considered to be a controlling
person of David L. Babson & Co. Inc., under the
Investment Company Act of 1940.  Babson-Stewart
Ivory International is a partnership formed in 1987 by
David L. Babson & Co. Inc. and Stewart Ivory &
Company Ltd.

OFFICERS AND DIRECTORS

The officers of the Funds manage their day-to-day
operations.  The Funds' manager and their officers
are subject to the supervision and control of the
Board of Directors.
The following table lists the officers and directors
of the Funds and their ages.  Unless noted otherwise,
the address of each officer and director is BMA
Tower, 700 Karnes Blvd., Kansas City, Missouri
64108-3306.  Except as indicated, each has been an
employee of Jones & Babson, Inc. for more than five
years.

*     Larry D. Armel (58), President and Director.
President and Director, Jones & Babson, Inc., and of
each of the Babson Funds, UMB Scout Funds,
Buffalo Funds and the Investors Mark Series Fund,
Inc.; President and Trustee, D.L. Babson Bond Trust;
Director, AFBA Five Star Fund, Inc.

Francis C. Rood (65), Director.     Retired, 73-395
Agave Lane, Palm Desert, California 92260-6653.
Formerly Vice President of Finance, Hallmark Cards,
Inc.; Director, of each of the Babson Funds, Buffalo
Funds and the Investors Mark Series Fund, Inc.;
Trustee, D.L. Babson Bond Trust.

William H. Russell (75), Director.  Financial
Consultant, 645 West 67th Street, Kansas City,
Missouri 64113; previously Vice President, Sprint;
Director, of each of the Babson Funds, Buffalo Funds
and the Investors Mark Series Fund, Inc.; Trustee,
D.L. Babson Bond Trust.

H. David Rybolt (57), Director. Consultant, HDR
Associates, P.O. Box 2468, Shawnee Mission,
Kansas 66201; Director, of each of the Babson
Funds, (except the Babson-Stewart Ivory
International Fund, Inc.) Buffalo Funds and the
Investors Mark Series Fund, Inc.; Trustee, D.L.
Babson Bond Trust.

James T. Jensen (70), Director. Chief Executive
Officer, Jensen Associates, Inc., 892 Worcester
Street, Suite 210, Wellesley, Massachusetts 02482;
Director, of Babson-Stewart Ivory International
Fund, Inc.

Richard J. Phelps (71), Director. Chairman, Phelps
Industries, Inc., 122 Quincy Shore Drive, Quincy,
Massachusetts 02171.  Trustee, The DLB Fund
Group; Director, Superior Pet Products (Aust.) Pty.
Ltd. And Superior Pet Products, Ltd. (England);
Member, Board of Overseers, Tufts University
School of Veterinary Medicine and Dean's Council,
Harvard Graduate School of Education; Director, of
Babson-Stewart Ivory International Fund, Inc.

P. Bradley Adams (39), Vice President and
Treasurer.  Vice President and Treasurer, Jones &
Babson, Inc., and each of the Babson Funds, UMB
Scout Funds and Buffalo Funds; Vice President and
Chief Financial Officer, AFBA Five Star Fund, Inc.;
Principal Financial Officer, Investors Mark Series
Fund, Inc.

Martin A. Cramer (49), Vice President and
Secretary.  Vice President and Secretary, Jones &
Babson, Inc., and of each of the Babson Funds, UMB
Scout Funds and Buffalo Funds; Secretary and
Assistant Vice President, AFBA Five Star Fund, Inc.;
Secretary, Investors Mark Series Fund, Inc.;

Constance E. Martin (38), Vice President.
Shareholder Operations Vice President and Director,
Jones & Babson, Inc.; Vice President, of each of the
Babson Funds, UMB Scout Funds, Buffalo Funds
and AFBA Five Star Fund, Inc.

Rhonda L. Grimes (39), Vice President.  Vice
President and Director Control and Technology
Integration, Jones & Babson, Inc.; Vice President, of
each of the Babson Funds, AFBA Five Star Fund and
Buffalo Funds.  She joined Jones & Babson in 1998.

W. Guy Cooke (38), Vice President.  Chief
Compliance Officer, Jones & Babson, Inc.; Vice
President, of each of the Babson Funds, AFBA Five
Star Fund and Buffalo Funds.  He joined Jones &
Babson in 1998.

Anthony M. Maramarco (50), Vice President-
Portfolio.  Senior Vice President and Director, David
L. Babson & Co. Inc., One Memorial Drive,
Cambridge, Massachusetts 02142; Vice President-
Babson Value Fund, Inc. and Shadow Stock Fund,
Inc.

James B. Gribbell (32), Vice President-Portfolio.
Vice President, David L. Babson & Co. Inc., One
Memorial Drive, Cambridge, Massachusetts 02142;
Vice President-Babson Growth Fund, Inc.

Lance F. James (45), Vice President-Portfolio.
Executive Vice President and Director, David L.
Babson & Co. Inc., One Memorial Drive, Cambridge,
Massachusetts 02142; Vice President-Babson
Enterprise Fund, Inc. and Babson Enterprise Fund II,
Inc.

Remuneration of Officers, Directors and Trustees.
None of the officers, directors or Trustees will be
remunerated by the Funds for their normal duties and
services.  Their compensation and expenses arising
out of normal operations will be paid by Jones &
Babson, Inc. under the provisions of the Management
Agreement.

Messrs. Rood, Russell, Rybolt, Jensen and Phelps
have no financial interest in, nor are they affiliated
with either Jones & Babson, Inc. or David L. Babson
& Co. Inc.  The Audit Committee of the Board of
Directors  for Babson-Stewart Ivory International
Fund, Inc. is composed of Messrs. Jensen, Phelps,
Rood and Russell.  The Audit Committee of the
Board of Directors for the other Babson Funds is
composed of Messrs. Rood, Russell and Rybolt.

The officers, directors and trustees of the Funds as
a group own less than 1% of the Fund.  To the best
information available to the Manager, there are no
"Controlling Persons", shareholders that constitute
5% or 25% of the Funds.

COMPENSATION TABLE

                                Pension or                  Total
                                Retirement    Estimated     Compensation
                                Benefits      Annual        From All Babson
                Aggregate       Accrued As    Benefits      Funds Paid to
                Compensation    Part of Fund  Upon          Directors**
Name of DirectorFrom the Fund   Expenses      Retirement
--------------  -------------   ------------  ----------   -------------------

Larry D. Armel*         --              --      --              --
Francis C. Rood         $500            --      --              $7,250
William H. Russell      $500            --      --              $7,250
H. David Rybolt         $500            --      --              $7,000
James T. Jensen         $3375           --      --              $3,375
Richard J. Phelps       $3250           --      --              $3,250

*     As an "interested director," Mr. Armel received no compensation for his services as a director.

**    The amounts reported in this column reflect the total compensation paid to Messrs. Jensen and Phelps for services as directors of Babson-Stewart
Ivory International Fund, Inc.  Mr. Rybolt for services as director or trustee of eight Babson Funds and to Messrs. Rood and Russell for services as a directors or trustees of nine Babson Funds during the fiscal year ended
June 30, 1999.  Directors' fees are paid by the Funds' manager and not by the Funds themselves.

HOLIDAYS

The net asset value per share is computed once
daily, Monday through Friday, at 4:00 p.m.
(Eastern Time) except:  days when the Funds are
not open for business; days on which changes in
the value of portfolio securities will not materially
affect the net asset value; days during which no
purchase or redemption order is received by the
Funds; and customary holidays.

The Funds do not compute their net asset value
on the following customary holidays:

New Year's Day          January 1
Martin Luther           Third Monday
King, Jr. Day             in January
Presidents' Holiday     Third Monday
                          in February
Good Friday             Friday before Easter
Memorial Day            Last Monday
                          in May
Independence Day  July 4
Labor Day               First Monday
                          in September
Thanksgiving Day  Fourth Thursday
                          in November
Christmas Day     December 25

DIVIDENDS, DISTRIBUTIONS AND
THEIR TAXATION

Distributions and Taxes

Distributions of net investment income  In
general, the Funds receive income in the form of
dividends or interest on their investments.  This
income, less expenses incurred in the operation of a
fund, constitutes a fund's net investment income
from which dividends may be paid to investors.
Any distributions by a fund from such income will
be taxable to investors as ordinary income, whether
the investors take them in cash or in additional
shares.

By meeting certain requirements of the Internal
Revenue Code, Portfolios S and L of the Tax-Free
Income Fund have qualified and continue to
qualify to pay exempt-interest dividends.  These
dividends are derived from interest income exempt
from regular federal income tax, and are not
subject to regular federal income tax when they are
distributed.  In addition, to the extent that exempt-
interest dividends are derived from interest on
obligations of a state or its political subdivisions, or
from interest on qualifying U.S. territorial
obligations (including qualifying obligations of
Puerto Rico, the U.S. Virgin Islands or Guam),
they also will be exempt from such state's personal
income taxes.  A state generally does not grant tax-
free treatment to interest on state and municipal
securities of other states.

Portfolios S and L of the Tax-Free Income Fund
may earn taxable income on any temporary
investments, on the discount from stripped
obligations or their coupons, on income from
securities loans or other taxable transactions, or on
ordinary income derived from the sale of market
discount bonds.  Any fund distributions from such
income will be taxable as ordinary income,
whether received by investors in cash or in
additional shares.

The Federal and Prime Portfolios of the Money
Market Fund, Portfolio MM of the Tax-Free
Income Fund and Portfolios S and L of the Bond
Trust declare dividends for each day that their net
asset value is calculated.  These dividends will
equal all of the daily net income payable to
shareholders of record as of the close of business
the preceding day.  The daily net income includes
accrued interest and any original issue or
acquisition discount, plus or minus any gain or loss
on the sale of portfolio securities and changes in
unrealized appreciation or depreciation in portfolio
securities (to the extent required to maintain a
constant net asset value per share), less the
estimated expenses of the funds.

Distributions of capital gains  In general, the
funds may derive capital gains and losses in
connection with sales or other dispositions of their
portfolio securities. Distributions from net short-
term capital gains will be taxable as ordinary
income.  Distributions from net long-term capital
gains will be taxable as long-term capital gain,
regardless of how long the fund shares have been
held.  Any net capital gains realized by a fund
generally will be distributed once each year, and
may be distributed more frequently, if necessary, in
order to reduce or eliminate excise or income taxes
on the fund.  Because the Federal and Prime
Portfolios of the Money Market Fund and Portfolio
MM of the Tax-Free Income Fund are money
market funds, they do not anticipate realizing any
long-term capital gains.

Effect of foreign investments on distributions
Most foreign exchange gains realized on the sale of
debt securities are treated as ordinary income by a
fund for tax purposes.  Similarly, foreign exchange
losses realized by a fund on the sale of debt
securities are generally treated as ordinary losses
by the fund for tax purposes.  These gains when
distributed will be taxable as ordinary dividends,
and any losses will reduce a fund's ordinary
income otherwise available for distribution.  This
treatment could increase or reduce a fund's
ordinary income distributions, and may cause some
or all of a fund's previously distributed income to
be classified as a return of capital.

The funds may be subject to foreign withholding
taxes on income from certain of their foreign
securities.  If more than 50% of a fund's total
assets at the end of the fiscal year are invested in
securities of foreign corporations, the fund may
elect to pass-through each investor's pro rata share
of foreign taxes paid by the fund.  If this election is
made, the year-end statement investors receive
from the fund will show more taxable income than
was actually distributed.  However, investors will
be entitled to either deduct their share of such taxes
in computing their taxable income or (subject to
limitations) claim a foreign tax credit for such
taxes against their U.S. federal income tax.  The
fund will provide investors with the information
necessary to complete their individual income tax
returns if it makes this election.

Information on the tax character of
distributions  The funds will inform you of the
amount of your ordinary income dividends and
capital gains distributions at the time they are paid,
and will advise you of their tax status for federal
income tax purposes shortly after the close of each
calendar year.  If you have not held fund shares for
a full year, a fund may designate and distribute to
you, as ordinary income or capital gain, a
percentage of income that is not equal to the actual
amount of such income earned during the period of
your investment in the fund.

Election to be taxed as a regulated investment
company  Each fund has elected to be treated as a
regulated investment company under Subchapter M
of the Internal Revenue Code, has qualified as such
for its most recent fiscal year, and intends to so
qualify during the current fiscal year.  As regulated
investment companies, the funds generally pay no
federal income tax on the income and gains they
distribute to you.  The board reserves the right not
to maintain the qualification of a fund as a
regulated investment company if it determines such
course of action to be beneficial to shareholders.
In such case, a fund will be subject to federal, and
possibly state, corporate taxes on its taxable
income and gains, and distributions to you will be
taxed as ordinary dividend income to the extent of
such fund's earnings and profits.

Excise tax distribution requirements  To avoid
federal excise taxes, the Internal Revenue Code
requires a fund to distribute to you by December 31
of each year, at a minimum, the following
amounts: 98% of its taxable ordinary income
earned during the calendar year; 98% of its capital
gain net income earned during the twelve month
period ending October 31; and 100% of any
undistributed amounts from the prior year.  Each
fund intends to declare and pay these amounts in
December (or in January that are treated by you as
received in December) to avoid these excise taxes,
but can give no assurances that its distributions will
be sufficient to eliminate all taxes.

Redemption of fund shares  Redemptions and
exchanges of fund shares are taxable transactions
for federal and state income tax purposes.  If you
redeem your fund shares, or exchange your fund
shares for shares of a different Babson Fund, the
IRS will require that you report a gain or loss on
your redemption or exchange.  If you hold your
shares as a capital asset, the gain or loss that you
realize will be capital gain or loss and will be long-
term or short-term, generally depending on how
long you hold your shares.  Any loss incurred on
the redemption or exchange of shares held for six
months or less will be treated as a long-term capital
loss to the extent of any long-term capital gains
distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon
the redemption of your fund shares will be
disallowed to the extent that you buy other shares
in such fund (through reinvestment of dividends or
otherwise) within 30 days before or after your
share redemption.  Any loss disallowed under these
rules will be added to your tax basis in the new
shares you buy.

As to Portfolios S and L of the Tax-Free Income
Fund, any loss incurred on the redemption or
exchange of shares held for six months or less will
be disallowed to the extent of any exempt-interest
dividends distributed to investors with respect to
his or her fund shares and any remaining loss will
be treated as a long-term capital loss to the extent
of any long-term capital gains distributed to the
investor by the fund on those shares.

As to the Federal and Prime Portfolios of the
Money Market Fund and Portfolio MM of the Tax-
Free Income Fund, because the funds seek to
maintain a constant $1.00 per share net asset value,
investors should not expect to realize a capital gain
or loss upon redemption or exchange of fund
shares.

U.S. government obligations  Many states grant
tax-free status to dividends paid to you from
interest earned on direct obligations of the U.S.
government, subject in some states to minimum
investment requirements that must be met by a
fund.  Investments in Government National
Mortgage Association or Federal National
Mortgage Association securities, bankers'
acceptances, commercial paper and repurchase
agreements collateralized by U.S. government
securities do not generally qualify for tax-free
treatment.  The rules on exclusion of this income
are different for corporations.

Dividends-received deduction for corporations
If you are a corporate shareholder, you should note
that dividends paid by the following funds for the
most recent fiscal year qualified for the dividends-
received deduction as set forth below:
      Value Fund         33%

      Growth Fund        19%

      Shadow Stock Fund 100%

      Enterprise Fund         100%

      Enterprise Fund II       70%

In some circumstances, you will be allowed to
deduct these qualified dividends, thereby reducing
the tax that you would otherwise be required to pay
on these dividends.  The dividends-received
deduction will be available only with respect to
dividends designated by such fund as eligible for
such treatment.  All dividends (including the
deducted portion) must be included in your
alternative minimum taxable income calculation.

Because the Stewart-Ivory International Fund's
income is derived primarily from investments in
foreign rather than domestic U.S securities, no
portion of its distributions will generally be eligible
for the dividends-received deduction.  None of the
dividends paid by the fund for the most recent
calendar year qualified for such deduction, and it is
anticipated that none of the current year's
dividends will so qualify.

Because the Money Market Fund's (Federal and
Prime Portfolios), the Tax-Free Income Fund's
(Portfolios S, L and MM) and the Bond Trust's
(Portfolios S and L) income consists of interest
rather than dividends, no portion of their
distributions will generally be eligible for the
dividends-received deduction.  None of the
dividends paid by the funds for the most recent
calendar year qualified for such deduction, and it is
anticipated that none of the current year's
dividends will so qualify.

Investment in complex securities  The funds may
invest in complex securities.  These investments
may be subject to numerous special and complex
tax rules.  These rules could affect whether gains
and losses recognized by a fund are treated as
ordinary income or capital gain, accelerate the
recognition of income to a fund and/or defer a
fund's ability to recognize losses, and, in limited
cases, subject a fund to U.S. federal income tax on
income from certain of its foreign securities.  In
turn, these rules may affect the amount, timing or
character of the income distributed to you by a
fund.

GENERAL INFORMATION AND
HISTORY

The Babson Bond Trust was organized in Kansas
City, Missouri, as a common law trust under an
Agreement and Declaration of Trust dated
November 2, 1944, which was amended and
restated on February 24, 1989. It originally was
known as Mutual Trust. When it came under the
management of Jones & Babson, Inc., its name was
changed to Babson (D.L.) Income Trust. On
February 14, 1984, shareholders changed its name
to D.L. Babson Bond Trust. On March 31, 1988,
the issued and outstanding shares of beneficial
interest of the Trust were redesignated as "Portfolio
L" (longer term) and a second class or series of
shares known as "Portfolio S" (shorter term) was
created.  Each full and fractional share, when
issued and outstanding, has: (1) equal voting rights
with respect to matters which affect the Trust in
general and with respect to matters relating solely
to the interests of the Portfolio for which issued,
and (2) equal dividend, distribution and redemption
rights to the assets of the Portfolio for which issued
and to general assets, if any, of the Trust which are
not specifically allocated to either Portfolio. Shares
when issued are fully paid and non-assessable.
Except for the priority of each share in the assets of
its Portfolio, the Trust will not issue any class of
securities senior to any other class. The initial par
value of the shares was $1.00 each. On September
30, 1955, this was changed to $0.25 each, and three
additional shares at that time were issued for each
share then outstanding. Shareholders do not have
pre-emptive or conversion rights.

The other Babson Funds were incorporated in
Maryland as follows:  The Growth Fund, originally
incorporated in Delaware in 1959 and was merged
into a Maryland corporation in 1978, has a present
authorized capitalization of 100,000,000 shares of
$1 par value common stock; the Enterprise Fund
on July 5, 1983, has a present authorized
capitalization of 20,000,000 shares of $1 par value
common stock; the Enterprise Fund II on February
5, 1991, has a present authorized capitalization of
10,000,000 shares of $1 par value common stock;
the Value Fund on July 24, 1984, has a present
authorized capitalization of 50,000,000 shares of
$1 par value common stock; the Shadow Stock
Fund on June 3, 1987, has a present authorized
capitalization of 10,000,000 shares of $1 par value
common stock; the Stewart Ivory International
Fund on October 2, 1987, has a present authorized
capitalization of 10,000,000 shares of $1 par value
common stock; the Money Market Fund on
October 19, 1979, has a present authorized
capitalization of 2,000,000,000 shares of $.01 par
value common stock to be issued in two separate
classes; and the Tax-Free Income Fund on August
22, 1979, has a present authorized capitalization of
200,000,000 shares of $.10 par value common
stock to be issued in three separate classes.  All
shares are of the same class unless otherwise stated
and with like rights and privileges. Each full and
fractional share, when issued and outstanding, has:
(1) equal voting rights with respect to matters
which affect the Fund, and (2) equal dividend,
distribution and redemption rights to the assets of
the Fund. Shares when issued are fully paid and
non-assessable. The Funds may create other series
of stock but will not issue any senior securities.
Shareholders do not have pre-emptive or
conversion rights.

Non-cumulative voting - The Funds' shares have
non-cumulative voting rights, which means that the
holders of more than 50% of the shares voting for
the election of directors can elect 100% of the
directors, if they choose to do so, and in such
event, the holders of the remaining less than 50%
of the shares voting will not be able to elect any
directors.

The Funds may not, at their discretion, hold
annual meetings of shareholders for the following
purposes unless required to do so: (1) election of
directors; (2) approval of continuance of any
investment advisory agreement; (3) ratification of
the selection of independent auditors; and (4)
approval of a distribution plan. As a result, the
Funds do not intend to hold annual meetings.

The Funds will not hold annual meetings except
as required by the Investment Company Act of
1940 and other applicable laws.  A special meeting
of stockholders of the Funds must be held if the
Fund receives the written request for a meeting
from the stockholders entitled to cast at least 25%
of all the votes entitled to be cast at the meeting.
The Funds have undertaken that their Directors will
call a meeting of stockholders if such a meeting is
requested in writing by the holders of not less than
10% of the outstanding shares of each Fund.  To
the extent required by the undertaking, the Funds
will assist shareholder communications in such
matters.

The Funds may use the name "Babson" in their
names so long as Jones & Babson, Inc. continues
as manager and David L. Babson & Co. Inc. as its
investment adviser. Complete details with respect
to the use of the name are set out in the
Management Agreement between the Funds and
Jones & Babson, Inc.

Shadow Stock Fund has an exclusive and
perpetual license to use the name "Shadow Stock"
in its name so long as Analytic Systems, Inc. or an
affiliate thereof or of James B. Cloonan, acts as its
Investment Adviser.  Complete details with respect
to the use of the name are set out in the
Management Agreement between the Fund and
Jones & Babson, Inc.

CUSTODIAN

Except for the Babson-Stewart Ivory
International Fund, Inc., the Funds' assets are held
for safekeeping by an independent custodian, UMB
Bank, n.a.  This means the bank, rather than the
Funds, has possession of the Funds' cash and
securities.  The custodian bank is not responsible
for the Funds' investment management or
administration.  But, as directed by the Funds'
officers, it delivers cash to those who have sold
securities to the Funds in return for such securities,
and to those who have purchased portfolio
securities from the Funds, it delivers such
securities in return for their cash purchase price.  It
also collects income directly from issuers of
securities owned by the Funds and holds this for
payment to shareholders after deduction of the
Funds' expenses.  The custodian is compensated for
its services by the manager.  There is no separate
charge to the Funds.

  The Babson-Stewart Ivory International Fund's
assets are held for safekeeping by an independent
custodian, State Street Bank and Trust Company of
Boston, Massachusetts and foreign subcustodians
as discussed below.  This means State Street Bank
and Trust Company, rather than the Fund, has
possession of the Fund's cash and securities.  State
Street Bank and Trust Company is not responsible
for the Fund's investment management or
administration.  But, as directed by the Fund's
officers, it delivers cash to those who have sold
securities to the Fund in return for such securities,
and to those who have purchased portfolio
securities from the Fund, it delivers such securities
in return for their cash purchase price.  It also
collects income directly from issuers of securities
owned by the Fund and holds this for payment to
shareholders after deduction of the Fund's
expenses.  The custodian is compensated for its
services by the Fund.

Pursuant to rules adopted under the 1940 Act, the
Fund may maintain its foreign securities and cash
in the custody of certain eligible foreign banks and
securities depositories.  Selection of these foreign
custodial institutions is made by the Board of
Directors following a consideration of a number of
factors, including (but not limited to) the eligibility
and financial stability of the institution; the ability
of the institution to perform capably custodial
services for the fund; the reputation of the
institution in its national market; the political and
economic stability of the country in which the
institution is located; and further risks of potential
nationalization or expropriation of Fund assets.

TRANSFER AGENT

Jones & Babson, Inc. also serves as transfer
agent to the Funds.

INDEPENDENT AUDITORS

The Funds' financial statements are audited
annually by independent auditors approved by the
directors each year, and in years in which an
annual meeting is held the directors may submit
their selection of independent auditors to the
shareholders for ratification.  Ernst & Young LLP,
One Kansas City Place, 1200 Main Street, Suite
2000, Kansas City, Missouri 64105, serves as the
Funds' present independent auditor.

OTHER JONES & BABSON FUNDS

Jones & Babson also sponsors and manages the
Buffalo Group of Mutual Funds.  They are:

BUFFALO BALANCED FUND, INC. was
organized in 1994, with the objective of long-
term capital growth and high current income
through investing in common stocks and
secondarily by investing in convertible bonds,
preferred stocks and convertible preferred stocks.

BUFFALO EQUITY FUND, INC. was
organized in 1994, with the objective of long-
term capital appreciation to be achieved
primarily by investment in common stocks.
Realization of dividend income is a secondary
consideration.

BUFFALO HIGH YIELD FUND, INC. was
organized in 1994, with the objective of a high
level of current income and secondarily, capital
growth by investing primarily in high-yielding
fixed income securities.

BUFFALO USA GLOBAL FUND, INC. was
organized in 1994, with the objective of capital
growth by investing in common stocks of
companies based in the United States that receive
greater than 40% of their revenues or pre-tax
income from international operations.

BUFFALO SMALL CAP FUND, INC. was
organized in 1998, with the objective of long-
term capital growth by investment in equity
securities of small companies.

A prospectus for any of the Funds may be
obtained from Jones & Babson, Inc., BMA Tower,
700 Karnes Blvd., Kansas City, MO 64108-3306.

Jones & Babson, Inc. also sponsors nine mutual
funds which especially seek to provide services to
customers of affiliate banks of UMB Financial
Corporation.  They are: UMB Scout Stock Fund,
Inc., UMB Scout Bond Fund, Inc., UMB Scout
Money Market Fund, Inc., UMB Scout Tax-Free
Money Market Fund, Inc., UMB Scout Regional
Fund, Inc., UMB Scout WorldWide Fund, Inc.,
UMB Scout Balanced Fund, Inc., UMB Scout
Capital Preservation Fund, Inc. and UMB Scout
Kansas Tax-Exempt Bond Fund, Inc.

Jones & Babson, Inc., also sponsors the AFBA
Five Star Fund, Inc.

DESCRIPTION OF STOCK RATINGS

Standard & Poor's Earnings and Dividend
Rankings for Common Stocks (S&P) - Growth and
stability of earnings and dividends are deemed key
elements in establishing Standard & Poor's
earnings and dividend rankings for common stocks.
Basic scores are computed for earnings and
dividends, then adjusted by a set of predetermined
modifiers for growth, stability within long-term
trend, and cyclically.  Adjusted scores for earnings
and dividends are then combined to yield a final
score.  The final score is measured against a
scoring matrix determined by an analysis of the
scores of a large and representative sample of
stocks.  The rankings are:

A+          Highest
A           High
A-          Above Average
B+          Average
B           Below Average
B-          Lower
C           Lowest
D           In Reorganization

Value Line Ratings of Financial Strength - The
financial strength of each of the companies
reviewed by Value Line is rated relative to all the
others.  The ratings are:

A++   The very highest relative financial
        strength.
A+    Excellent financial position relative to
        other companies.
A     High grade relative financial strength.
B++   Superior financial health on a relative
        basis.
B+    Very good relative financial structure.
B     Good overall relative financial structure.
C++   Satisfactory finances relative to other
        companies.
C+    Below-average relative financial position.
C     Poorest financial strength relative to other
        major companies.

The ratings are based upon computer analysis of
a number of key variables that determine:  (a)
financial leverage, (b) business risk and (c)
company size plus the judgment of their analysts
and senior editors regarding factors that cannot be
quantified across-the-board for all stocks.  The
primary variables that are indexed and studied
include equity coverage of debt, equity coverage of
intangibles, "quick ratio" accounting methods,
variability of return, quality of fixed charge
coverage, stock price stability and company size.

MUNICIPAL SECURITIES DESCRIBED
 AND RATINGS

In evaluating investment suitability, each investor
must relate the characteristics of a particular
investment under consideration to personal
financial circumstances and goals.

Municipal securities include bonds and other debt
obligations issued by or on behalf of states,
territories and possessions of the United States of
America and the District of Columbia including
their political subdivisions or their duly constituted
authorities, agencies and instrumentalities, the
interest on which is exempt from federal income
tax.

Municipal securities are issued to obtain funds for
various public purposes, including the construction
of a wide range of public facilities, such as airports,
bridges, highways, housing, hospitals, mass
transportation, schools, streets, waterworks and
sewer systems.  Municipal securities also may be
issued in connection with the refunding of
outstanding obligations and obtaining funds to lend
to other public institutions and facilities or for
general operating expenses.

The two principal classifications of municipal
bonds are "general obligation" and "revenue".
General obligation bonds are secured by the
issuer's pledge of its full faith, credit and taxing
power for the payment of principal and interest.
Revenue bonds are payable only from the revenues
derived from a particular facility or class of
facilities, or in some cases, from the proceeds of a
special excise tax or other specific revenue source.

The Fund may invest in industrial development
bonds, the interest from which is exempt from
federal income tax.  Under certain circumstances,
"substantial users" of the facilities financed with
such obligations, or persons related to "substantial
users" of the facilities financed with such
obligations, or persons related to "substantial
users," may be required to pay federal income tax
on this otherwise exempted interest.  Such persons
should consult the Internal Revenue Code and their
financial adviser to determine whether or not the
Fund is an appropriate investment for them.

There are a variety of hybrid and special types of
municipal obligations, as well as numerous
differences in the security of municipal bonds, both
within and between the two principal
classifications of general obligation and revenue.

Municipal notes include tax, revenue and bond
anticipation notes of short maturity, generally less
than three years, which are issued to obtain
temporary funds for various public purposes.  Also
included in this category are Construction Loan
Notes, Short-Term Discount Notes and Project
Notes issued by a state or local housing agency but
secured by the full faith and credit of the United
States.

Yields on municipal securities depend on a variety
of factors, such as the size of a particular offering,
the maturity and the rating of the obligation,
economic and monetary conditions, and conditions
of the municipal securities market, including the
volume of municipal securities available.  Market
values of municipal securities will vary according
to the relation of their yields available.
Consequently, the net asset value of the Fund and
its shares can be expected to change as the level of
interest rates fluctuates.

Municipal obligations, like all other debt
obligations, carry a risk of default.  Through
careful selection and supervision, and
concentration in the higher-quality investment
grade issues, management intends to reduce this
risk.

Prices of outstanding municipal securities will
fluctuate with changes in the interest rates on new
issues.  Thus, the price of the Fund's shares will
tend to increase as the rates on new issues decline,
and decrease whenever the current rate is rising.
Management will seek to minimize such share
price fluctuation to the extent this can be achieved
without detracting from the Fund's primary
objective of the highest quality and maturity
characteristics of the Portfolio.

Municipal securities are not traded as actively as
other securities.  Even though municipal securities
will be redeemed at face value upon maturity, from
time to time, when there has been no active trading
in a particular Portfolio holding, its interim pricing
for the purpose of the daily valuation of the Fund
shares may have to be based on other sources of
information and methods deemed fair and
reasonable by the Board of Directors.  One
principal method which is commonly used by
Funds and other investors who own municipal
securities is called matrix pricing.

From time to time, proposals have been introduced
in Congress to restrict or eliminate the federal
income tax exemption for interest on municipal
securities.  Similar proposals may be introduced in
the future.  If such a proposal was enacted, the
availability of municipal securities for investment
by the Fund would be adversely affected.  In such
event, the Fund would reevaluate its investment
objective and policies and submit possible changes
in the structure of the Fund for the consideration of
the shareholders.

RATINGS OF MUNICIPAL AND TAXABLE
SECURITIES

The ratings of bonds by Moody's and Standard and
Poor's Corporation represent their opinions of
quality of the municipal bonds they undertake to
rate.  These ratings are general and are not absolute
standards.  Consequently, municipal bonds with the
same maturity, coupon and rating may have
different yields, while municipal bonds of the same
maturity and coupon with different ratings may
have the same yield.

Both Moody's and S&P's Municipal Bond Ratings
cover obligations of states and political
subdivisions.  Ratings are assigned to general
obligation and revenue bonds.  General obligation
bonds are usually secured by all resources available
to the municipality and the factors outlined in the
rating definitions below are weighted in
determining the rating.  Because revenue bonds in
general are payable form specifically pledged
revenues, the essential element in the security for a
revenue bond is the quantity and quality of the
pledged revenues available to pay debt service.

S&P'S BOND RATINGS

AAA Prime - These are obligations of the highest
quality. They have the strongest capacity for timely
payment of debt service.

General Obligation Bonds - In a period of
economic stress, the issuers will suffer the
smallest declines in income and will be
susceptible to autonomous decline.  Debt burden
is moderate.  A strong revenue structure appears
more than adequate to meet future expenditure
requirements.  Quality of management appears
superior.

Revenue Bonds - Debt service coverage has
been, and is expected to remain, substantial.
Stability of the pledged revenues is also
exceptionally strong, due to the competitive
position of the municipal enterprise or to the
nature of the revenues.  Basic security provisions
(including rate covenant, earnings test for
issuance of additional bonds, debt service,
reserve requirements) are rigorous. There is
evidence of superior management.

AA - High Grade - The investment characteristics
of general obligation and revenue bonds in this
group are only slightly less marked than those of
the prime quality issues.  Bonds rated "AA" have
the second strongest capacity for payment of debt
service.

A - Good Grade - Principal and interest payments
on bonds in this category are regarded as safe.
This rating describes the third strongest capacity
for payment of debt service.  It differs from the two
higher ratings because:

General Obligation Bonds - There is some
weakness, either in the local economic base, in
debt burden, in the balance between revenues
and expenditures, or in quality of management.
Under certain adverse circumstances, any one
such weakness might impair the ability of the
issuer to meet debt obligations at some future
date.

Revenue Bonds - Debt service coverage is
good, but not exceptional.  Stability of the
pledged revenues could show some variations
because of increased competition or economic
influences on revenues.  Basic security
provisions, while satisfactory, are less stringent.
Management performance appears adequate.

BBB Adequate Grade - These are obligations
regarded as having adequate capacity to pay
interest and repay principal.  Whereas it
normally exhibits adequate protection
parameters, adverse economic conditions or
changing circumstances are more likely to lead
to a weakened capacity to pay interest and repay
principal for debt in this category than in higher
rated categories.

MOODY'S RATINGS OF
BONDS

Aaa - Bonds which are rated Aaa are judged to be
the best quality.  These securities carry the smallest
degree of investment risk and are generally referred
to as "gilt-edge."  Interest payments are protected
by a large, or by an exceptionally stable margin,
and principal is secure.  While the various
protective elements are likely to change, such
changes as can be visualized are most unlikely to
impair the fundamentally strong position of such
issues.

Aa - Bonds which are rated Aa are judged to be of
high quality by all standards.  They are rated lower
than the best bonds because margins of protection
may not be as large as in Aaa securities, fluctuation
of protective elements may be of greater amplitude,
or there may be other elements present which make
the long-term risks appear somewhat greater.

A - Bonds which are rated A possess many
favorable investment attributes and are to be
considered as upper medium grade obligations.
Factors giving security to principal and interest are
considered adequate, but elements may be present
which suggest a susceptibility to impairment
sometime in the future.

Baa Adequate Grade - These are obligations
regarded as having adequate capacity to pay
interest and repay principal.  Whereas it normally
exhibits adequate protection parameters, adverse
economic conditions or changing circumstances are
more likely to lead to a weakened capacity to pay
interest and repay principal for debt in this
category than in higher rated categories.

MOODY'S RATINGS
OF MUNICIPAL NOTES

MIG 1:  The best quality, enjoying strong
protection from established cash flow of funds for
their servicing or from established and broad based
access to the market for refinancing, or both.

MIG 2:  High quality with margins of protection
ample, although not so large as in the preceding
group,

MIG 3:  Favorable quality, with all security
elements accounted for, but lacking the undeniable
strength of the preceding grades.  Market access for
refinancing, in particular, is likely to be less well
established.

DESCRIPTION OF COMMERCIAL
PAPER RATINGS

Moody's . . . Moody's commercial paper rating is
an opinion of the ability of an issuer to repay
punctually promissory obligations not having an
original maturity in excess of nine months.
Moody's has one rating - prime.  Every such prime
rating means Moody's believes that the commercial
paper note will be redeemed as agreed.  Within this
single rating category are the following
classifications:

Prime - 1   Highest Quality
Prime - 2   Higher Quality
Prime - 3   High Quality

The criteria used by Moody's for rating a
commercial paper issuer under this graded system
include, but are not limited to the following factors:

(1)   evaluation of the management of the issuer;

(2)   economic evaluation of the issuer's industry
or industries and an appraisal of speculative
type risks which may be inherent in certain
areas;

(3)   evaluation of the issuer's products in
relation to competition and customer
acceptance;

(4)   liquidity;

(5)   amount and quality of long-term debt;

(6)   trend of earnings over a period of ten years;

(7)   financial strength of a parent company and
relationships which exist with the issuer;
and

(8)   recognition by the management of
obligations which may be present or may
arise as a result of public interest questions
and preparations to meet such obligations.

S&P . . . Standard & Poor's commercial paper
rating is a current assessment of the likelihood of
timely repayment of debt having an original
maturity of no more than 270 days.  Ratings are
graded into four categories, ranging from "A" for
the highest quality obligations to "D" for the
lowest.  The four categories are as follows:

"A"   Issues assigned this highest rating are
regarded as having the greatest capacity
for timely payment. Issues in this category
are further refined with the designations 1,
2, and 3 to indicate the relative degree of
safety.

"A-1" This designation indicates that the degree
of safety regarding timely payment is very
strong.

"A-2" Capacity for timely payment on issues
with this designation is strong. However,
the relative degree of safety is not as
overwhelming.

"A-3" Issues carrying this designation have a
satisfactory capacity for timely payment.
They are, however, somewhat more
vulnerable to the adverse effects of
changes in circumstances than obligations
carrying the higher designations.

"B"   Issues rated "B" are regarded as having
only an adequate capacity for timely
payment. Furthermore, such capacity may
be damaged by changing conditions or
short-term adversities.

"C"   This rating is assigned to short-term debt
obligations with a doubtful capacity for
payment.

"D"   This rating indicates that the issuer is
either in default or is expected to be in
default upon maturity.

FINANCIAL STATEMENTS

The audited financial statements of the Funds
which are contained in the June 30, 1999, Annual
Report to Shareholders are incorporated herein by
reference.

Babson Funds

Semiannual Report

December 31, 1999

Equities
 Enterprise Fund
 Enterprise Fund II
 Growth Fund
 Shadow Stock Fund
 Value Fund
 International Fund

Fixed Income
 Bond Trust
 Money Market Fund
 Tax-Free Income Fund

Babson Funds

Jones & Babson Distributors
A Member of the Generali Group

Economic Review                   1
Babson Enterprise Fund            2
Babson Enterprise Fund II         5
Babson Growth Fund                8
Shadow Stock Fund                11
Babson Value Fund                16
Babson-Stewart Ivory
International Fund               19
Babson Bond Trust                23
Babson Bond Trust
Portfolio L                      25
Babson Bond Trust
Portfolio S                      29
Babson Money Market Fund         33
Babson Money Market Fund
Prime                            34
Babson Money Market Fund
Federal                          35
Babson Tax-Free Income Fund      36
Babson Tax-Free Income Fund
Portfolio L                      37
Babson Tax-Free Income Fund
Portfolio S                      39
Babson Tax-Free Income Fund
Portfolio MM                     41
Statements of Assets
and Liabilities                  44
Statements of Operations         46
Statements of Changes
in Net Assets                    48
Notes to Financial Statements    52
Financial Highlights             54

Message to our Shareholders

It is with a great deal of pride and
excitement, and a little sadness, that I am
retiring as President and CEO as of the end
of January. I'll be passing the torch to
Steve Soden,  our Chairman since 1993.

I have been at the company for 16 years, and
have been President since 1985. During that
time assets have grown tenfold, we've added
new Funds and Fund families, extended services,
entered new marketplaces, and have
dramatically increased our use of technology.
It's been a very rewarding challenge, and a
real honor to bring the Funds into the 21st
century.

I was blessed with a group of great people to
work with, and we've all grown and achieved
together. We've been through a lot, with the
acquisition by BMA in 1993, our relocation to
new headquarters in 1997 and the transition
to our new shareholder processing systems in
1998. It's very satisfying to have had so
many loyal, long-term employees. Many of them
came to be like a second family.

I want to thank you, as shareholders, for
your loyal support. I enjoyed staying close
to you, talking to you, listening to you,
understanding your frustrations and
challenges and appreciating your praise for
our Portfolio Managers and staff. It is
important that we never lose touch with those
we are truly serving. You've stuck with us
through fads in the markets, corrections, and
some downright difficult times. My goal has
been that you be rewarded in the long-run,
for sticking with us.

Back in 1968, David L. Babson found himself
in the midst of a speculative market driven
by high-multiple sector stocks. Sounds
something like today's markets, doesn't it? I
believe his remarks are as pertinent now as
they were thirty-two years ago:

     ". . . there is a silver lining in every
cloud . . . performance seekers create
wonderful opportunities for those willing to
use a little courage and patience to work
against them."

     "Remember, it is very easy to measure
your performance, but it isn't easy to
measure the risks you take in seeking that
performance. . . . When we seek spectacular
short-term profits by performance methods, we
run the risk of having disastrous long-term results."

Shortly thereafter Mr. Babson was vindicated
for his fundamental-driven approach. Since
then we've been vindicated numerous times,
simply by keeping the courage of our
convictions and staying with our fundamental,
bottom-up investment philosophy. I know we'll
be vindicated this time around too.

Again, thanks for so many years of loyalty,
support and investments. I am leaving with a
terrific management team in place. They know
the company well, and the transition should
be seamless. I've known Steve for many years,
as a friend and colleague, and through his
leadership, the best is yet to come.

See you on the golf course!

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President

Economic Review

This past year will be remembered for its
surprising strength. At the beginning of 1999, some
economists were calling for a recession, and
most were expecting growth of only 2%.
Instead, real Gross Domestic Product advanced
at nearly twice this rate.

Part of the reason for this unexpected vigor
stems from the continued shift in the
nation's resources from the public to the
private sector. The swing in recent years in
the federal budget from a deficit to a
surplus has freed up $400 billion annually
for the more efficient private sector to
spend and invest.

Another important factor in last year's
strength was the decline in interest rates
during the last half of 1998. In response to
the Asian crisis that year, the Federal
Reserve lowered short-term rates by three-
quarters of a percent and long-term Treasury
yields plummeted. These declines energized
the interest sensitive sectors of the
economy.

The resulting robustness in consumer demand
has proven to be so strong and enduring that
the Fed reversed course and raised short-term
rates by three-quarters of a point during the
second half of 1999 in an attempt to lower
the economy's overall growth rate from 4%
down to 3%. Long-term rates also rose more
than one and one-half percent during the
year, but consumption showed no sign of
slowing. This may be because many consumers
refinanced their mortgages in the declining
interest rate environment of 1998. By doing
this, they locked in the low rates and
insulated themselves from the effects of
rising rates. Thus, the economy may now not
be as sensitive to rising interest rates as
many observers believe. Coming at a time when
inflationary pressures are rising, the Fed
may have to tighten numerous times to rein in
growth.

In fact, the economy may even accelerate its
pace of growth at the beginning of 2000.
First of all, some consumers withdrew extra
cash from their bank accounts in anticipation
of problems with the century date change.
Moreover, many companies reported that their
customers withheld some orders at the end of
1999 for the same reason. If the start of the
New Year sees the extra liquidity being spent
by consumers, along with extra factory
orders, the result could be even stronger
economic growth. The Fed, already worried by
the inflationary potential of historically
low unemployment, would almost certainly
follow with a string of rate hikes to cool
off demand.

A major reason why inflation is not rising
faster than it is now is that the private
sector has spent its additional resources
wisely and has been able to increase
productivity roughly in line with wage
growth. New technology has helped this
process tremendously, and the potential for
the Internet to revolutionize business-to-
business transactions promises to help keep
this trend going. Still, the Internet has not
repealed the laws of supply and demand, it
has only changed the balance between them.
Were it not for the Internet, inflation and
interest rates would both be higher than they
are now. However, should the economy's growth
accelerate further, even Internet generated
efficiency gains might not be able to
counteract the inflationary pressures posed
by a shortage of workers. If the Fed is able
to eventually bring growth down to a
sustainable level of around 3%, and if the
budget surplus and technology allow the
private sector to continue to improve
productivity, then the expansion could
continue for a long time.

David L. Babson & Co. Inc.

BABSON ENTERPRISE FUND

Babson Enterprise Fund's total return (price change and
reinvested distributions) was -10.16% for the six months, and -
7.26% for the year ended December 31, 1999, compared to 10.96%
and 21.26%, respectively, for the unmanaged Russell 2000 index, and -6.41% and -1.49%, respectively, for the unmanaged Russell
2000 Value index.

Average annual compounded total returns for five and ten year periods as of December 31, 1999, were 8.98% and 10.63%,
respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The market factors affecting the Fund's performance last year were the growth orientation of the small cap markets and
specifically the stellar run-up in the technology sector. The unmanaged Russell 2000 Growth index soared to a double-digit gain in 1999, along with the Russell 2000's technology sector, which was up 65% in the fourth quarter. Meanwhile, the Russell 2000
Value index posted a loss.

We didn't invest in many high-tech companies, which hurt the
Fund's performance, but the unreasonably high prices of many of these stocks simply do not fit the conservative, earnings-driven value approach of Babson Enterprise Fund. We do, however, invest in such companies as Spectrum Control, a technology stock that is, paradoxically, a classic example of a Babson Enterprise Fund holding. The stock traded at $5 with little institutional
interest when we began to purchase it in mid-1997. The company manufactures filters and connectors that go into
telecommunications equipment. Spectrum has also completed several acquisitions that should dramatically increase its long-term earnings potential. Despite having increased by 150% from our purchase price, the stock trades at only 17x its expected
earnings, which we expect to grow at 25% or more for the next several years.

Our company specific research indicates that the U.S. economy remains healthy. We are therefore overweighted in sectors such as materials and processing, producer durables, and consumer
discretionary services. Retail holdings like Fred's and Petco are reporting impressive gains in same-store sales and earning per share, but trade at a sizable price/earnings discount to other category-dominant retailers.

In the past, increased acquisition activity of smaller companies has been an early sign of a turn in the attractiveness of small cap investing. In 1999, Babson Enterprise Fund had almost a dozen companies acquired or with acquisitions pending as of year-end.
Most of these involved a buyout by a larger corporation at a significant price premium, implying that strategic buyers
perceive an opportunity in the current valuation gap between small and large companies. Given the Fund's efforts to
concentrate its holdings among leaders in attractive markets, it is no surprise that our holdings were so often the target of external interest.

Another indicator of a turn toward small caps may be the Russell
2000's outperformance of the large cap S&P 500 for the first year since 1993, even if it was by just a small amount. In late 1990 and 1991, the markets began to favor smaller capitalization
stocks after a prolonged period of large cap outperformance.
Small cap growth stocks led the shift then, just as they did in
1999, but small cap value stocks dominated performance for the rest of that small cap cycle, with the Russell 2000 Value index up 59.8% in the 1992-93 period versus 22.2% for the Russell 2000
Growth index. And while past performance is no indicator of
future returns, we would be well positioned to reap the rewards should the market turn in that direction again.

Portfolio additions for the six month period:
Bank of the Ozarks - Arkansas community bank
Compx International - office furniture components
Fred's - Southeastern U.S. discount retailer of general
 merchandise and pharmacy goods
Tetra Technologies - products and services for the oil and gas industry
Young Innovations - manufacturer of products used by dentists and dental hygienists

Three companies are no longer in the portfolio due to buyouts:
Furon, Instron, and Nichols Research. The following were
eliminated from the Fund due to fundamentals: Baldwin Piano, CSP,
Farrel, INSO, Athey Products, Anderson's, International
Shipholding, Newcor, and Tokheim.

Fund Composition

Top Ten Holdings:                      % of Total

Zygo Corp.                               3.30
Titan Corp.                              3.17
Spectrum Control, Inc.                   2.82
J&J Snack Foods                          2.11
Channell Commercial Corp.                2.10
Oneida Ltd.                              2.09
Penford Corp.                            2.09
Kaneb Services, Inc.                     2.00
Chicago Bridge & Iron Co.                1.92
Alltrista Corp.                          1.92
Total                                   23.52%
Total Securities in Portfolio           73

As of December 31, 1999, statement of assets. Subject to change.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON ENTERPRISE FUND

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 95.54%
BASIC MATERIALS - 2.09%
140,450   Penford Corp.                                     $   2,422,763

CAPITAL GOODS - 25.90%
138,900   ABC-Naco, Inc.*                                       1,145,925
216,400   American Precision Industries, Inc.                   1,866,450
357,500   Brown & Sharpe Manufacturing Co. Cl. A                  759,687
213,300   Channell Commercial Corp.*                            2,439,619
162,300   Chicago Bridge & Iron Co.                             2,231,625
231,900   Congoleum Corp. Cl. A*                                  927,600
240,763   Corrpro Companies, Inc.                               1,414,483
 62,300   Cubic Corp.                                           1,362,812
 50,100   Cuno, Inc.*                                           1,037,227
135,700   Dayton Superior Corp.*                                2,205,125
186,300   EDO Corp.                                             1,094,512
160,400   Engineered Support Systems, Inc.                      1,924,800
134,100   Flir Systems, Inc.*                                   2,179,125
 88,200   K-Tron International, Inc.                            1,190,700
446,800   Lamson & Sessions Co.*                                2,178,150
185,300   Schawk, Inc. Cl. A                                    1,575,050
 64,800   Starrett (L.S.) Co. Cl. A                             1,453,950
 49,200   Terex Corp.                                           1,365,300
154,300   TransTechnology Corp.                                 1,706,944
                                                               30,059,084
CONSUMER CYCLICAL - 15.95%
 85,900   Enesco Group, Inc.                                      950,269
 99,200   Fab Industries, Inc.                                  1,072,600
241,870   Falcon Products, Inc.                                 2,086,129
 61,500   Fred's, Inc.                                            980,156
206,800   Gottschalks, Inc.*                                    1,538,075
194,400   Helen of Troy Ltd.                                    1,409,400
175,100   Interface, Inc.                                       1,006,825
204,400   Jacobson Stores, Inc.                                 1,200,850
102,000   MDC Corp. Cl. A                                         854,250
111,650   Oneida Ltd.                                           2,428,388
 85,800   Petco Animal Supplies, Inc.                           1,276,275
 99,300   Pulaski Furniture Corp.                               1,539,150
318,100   Spartan Motors, Inc.                                  1,391,687
108,200   Swiss Army Brands, Inc.*                                770,925
                                                               18,504,979
CONSUMER STAPLES - 5.54%
 53,300   Genesee Corp. Cl. B                                   1,135,956
119,300   J & J Snack Foods Corp.*                              2,445,650
 36,700   Marsh Supermarkets, Inc. Cl. A                          509,213
 84,700   Marsh Supermarkets, Inc. Cl. B                          857,587
207,200   Northland Cranberries, Inc. Cl. A                     1,243,200
 76,800   Styling Technology Corp.                                240,000
                                                                6,431,606
ENERGY - 4.47%
529,500   Kaneb Services, Inc.*                                 2,316,562
278,300   Matrix Service Co.                                    1,269,744
 94,600   Petroleum Helicopters, Inc. (non-voting)                922,350
 73,700   Petroleum Helicopters, Inc. (voting)                    681,725
                                                                5,190,381
FINANCIAL - 5.57%
 22,000   Bank of the Ozarks, Inc.                                429,000
124,940   Capital Corp. of the West                             1,218,165
 86,200   Cass Commercial Corp.                                 1,745,550
 91,800   Haven Bancorp, Inc.                                   1,417,162
143,900   Sterling Financial Corp.                              1,654,850
                                                                6,464,727
HEALTH CARE - 2.77%
140,375   Penwest Pharmaceutical Co.*                           2,140,719
 73,300   Young Innovations, Inc.*                              1,076,594
                                                                3,217,313
MISCELLANEOUS - 7.20%
100,800   Alltrista Corp.*                                      2,230,200
277,683   Jason, Inc.                                           2,013,202
164,300   Kaman Corp. Cl. A                                     2,115,362
 63,000   Sea Containers Ltd. Cl. A                             1,677,375
 12,000   Sea Containers Ltd. Cl. B                               317,250
                                                                8,353,389
TECHNOLOGY - 22.88%
  5,700   Aavid Thermal Technologies*                             140,006
146,700   CEM Corp.*                                            1,577,025
 71,800   Compx International, Inc.                             1,319,325
266,400   Ennis Business Forms                                  2,064,600
176,000   ESCO Electronics Corp.                                2,046,000
 87,400   Landauer, Inc.                                        1,911,875
134,900   MSC Software Corp.                                    1,365,863
148,100   Nashua Corp.                                          1,110,750
 79,700   New England Business Service, Inc.                    1,947,669
172,700   Norstan, Inc.                                         1,100,962
307,500   Spectrum Control, Inc.*                               3,267,188
164,600   Tetra Technologies, Inc.                              1,193,350
 78,000   Titan Corp.*                                          3,675,750
190,300   Zygo Corp.                                            3,829,787
                                                               26,550,150
TRANSPORTATION & SERVICES - 2.19%
 90,200   ABM Industries, Inc.                                  1,837,825
 39,200   Railtex, Inc.*                                          700,700
                                                                2,538,525
UTILITIES - 0.98%
 18,200   E'town Corp.                                          1,132,950

TOTAL COMMON STOCKS                                           110,865,867
(Cost $116,266,410)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 4.52%
$ 5,250,000    UMB Bank, n.a.,
               3.00%, due January 3, 2000
               (Collateralized by Federal National
               Mortgage Association Discount Notes,
               due January 18, 2000 with a value
               of $4,553,284 and U.S. Treasury Notes,
               6.25%, due August 31, 2000
               with a value of $802,736)                        5,250,000
(Cost $5,250,000)

TOTAL INVESTMENTS - 100.06%                                   116,115,867
(Cost $121,516,410)

Other assets less liabilities - (0.06%)                           (68,376)

TOTAL NET ASSETS - 100.00%                                  $ 116,047,491

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized depreciation for federal
income tax purposes was $5,400,543, which is
comprised of unrealized appreciation of $20,843,104
and unrealized depreciation of $26,243,647.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Enterprise Fund II

The total return (price change and reinvested
distributions) of Babson Enterprise Fund II
was -1.48% for the six months and 6.16% for
the year ended December 31, 1999. Our value-
oriented portfolio trailed the unmanaged
Russell 2000 small company index, by 10.96%
for the six months and 21.26% for the year
ended December 31, 1999, but outperformed the
unmanaged Russell 2000 Value index by -6.41%
and -1.49%, respectively, for the same
periods.

Average annual compounded total returns for
five years and the life of the Fund
(inception August 5, 1991) as of December 31,
1999, were 15.67% and 13.19%, respectively.
Performance data contained in this report is
for past periods only. Past performance is
not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more
or less than original cost.

The Russell 2000 index outperformed the
unmanaged large cap Standard & Poor's 500 in
the second half of the year as small caps
completed their first full calendar year of
superior performance since 1993. 1999 saw the
largest ever calendar year differential in
performance between the Russell 2000 Growth
index 43.1% and the Russell 2000 Value index
-1.5%.

The exceptional performance of small cap
growth stocks was driven by the technology
sector which in 1999 rose more than 100% in
the Russell 2000 index. This surge in
technology stocks was the result of a rush by
investors to obtain exposure to the Internet
and other communications technology stocks,
practically without regard to valuations and
in the absence of reasonable future earnings
estimates. History demonstrates that while
speculative fervor ebbs and flows on Wall
Street, over the long run stock valuations
and underlying earnings are tightly
correlated. Therefore we maintain our
discipline of investing in undervalued
companies that have the potential to
significantly improve their earnings through
profit margin enhancement.

The Babson Enterprise Fund II portfolio is
underweighted relative to the Russell 2000
index in high technology, although certain
individual technology names in the portfolio
performed quite well in 1999. Our holdings in
Titan, Adaptive Broadband, Exar, and Xircom
were each up well over 100% in 1999. Titan
received USDA approval of its methodology to
irradiate ground beef and chicken to
eliminate illness-inducing pathogens.
Additionally, expectations grew that the
company would spin off a portion of its e-
business solutions software unit. Xircom and
Exar achieved sizable improvement in their
operating fundamentals, while Adaptive
Broadband advanced on more speculative
estimates of potential international growth
of wireless communications.

Some of the weaker performing stocks in the
portfolio for the six month period and for
the year were those of companies which
manufacture products to be sold to consumers
in the retail marketplace. Huffy announced
the closing of its domestic bicycle
manufacturing facility and attendant one-time
charges. Enesco is experiencing weakening
sales from its traditional gift and greeting
card retail distribution channel, but is
making inroads among mass merchandisers that
should sustain long-term growth.

We feel very bullish about the investment
return potential for small cap value stocks.
As with the last major turn in favor of
smaller capitalization stocks (late 1990 and
1991), the shift in 1999 was led by small cap
growth stocks. After the initial turn to
small cap growth stocks in 1991, though,
small cap value stocks dominated performance
for the rest of that small cap cycle, with
the Russell 2000 Value index up 59.8% in the
1992-93 period versus 22.2% for the Russell
2000 Growth index. We believe the Fund is
well positioned to profit from a return to
popularity of this sector based on its
attractive combination of valuation and
earnings fundamentals.

Portfolio additions for the six month period:

ADVO - direct mail marketing

Benchmark Electronics - electronics
manufacturing and design

CDI  - staffing and outsourcing

Gardner Denver  - air compressors and blowers

Penton Media - trade magazines, buyer's
guides, and trade shows

Rayovac  - batteries

Stolt Comex Seaway - offshore oil and gas
underwater services contractors

Urban Shopping Centers - top-grade super-
regional malls and community shopping centers
REIT

Alberto-Culver and Zygo were liquidated from
the portfolio due to their valuations, Brush
Wellman, Libbey, and Sturm Ruger were
eliminated based on fundamentals.

Fund Composition

Top Ten Holdings:                     % of Total

BJ's Wholesale Club, Inc.                5.60
True North Communications, Inc.          4.77
Nabors Industries, Inc.                  4.10
Carlisle Companies, Inc.                 4.09
Gerber Scientific, Inc.                  3.58
Sea Containers Ltd. Cl. A                3.55
Cuno, Inc.                               3.40
Central Newspapers, Inc. Cl. A           3.35
Commerce Bancorp, Inc.                   3.34
Miller Herman, Inc.                      3.28
Total                                   39.06%
Total Securities in Portfolio           54

As of December 31, 1999, statement of assets. Subject to change.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON ENTERPRISE FUND II

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 100.79%
BASIC MATERIALS - 6.28%
118,500   Apogee Enterprises, Inc.                          $     599,906
223,400   Interface, Inc. Cl. A                                 1,284,550
106,000   Metals USA, Inc.*                                       901,000
 32,700   New England Business Service, Inc.                      799,106
 33,498   Wausau-Mosinee Paper Corp.                              391,508
                                                                3,976,070
CAPITAL GOODS - 17.81%
 30,000   Commscope, Inc.*                                      1,209,375
104,100   Cuno, Inc.*                                           2,155,195
 61,400   Foster Wheeler Corp.                                    544,925
103,400   Gerber Scientific, Inc.                               2,268,337
 90,400   Herman Miller, Inc.                                   2,079,200
 88,900   MagneTek, Inc.*                                         683,419
 41,900   Roper Industries, Inc.                                1,584,344
 67,900   Stolt Comex Seaway                                      751,144
                                                               11,275,939
CONSUMER CYCLICAL - 30.48%
 40,000   AC Nielsen Corp.*                                       985,000
 15,800   ADVO, Inc.                                              375,250
 97,200   BJ's Wholesale Club, Inc.                             3,547,800
 53,800   Central Newspapers, Inc. Cl. A                        2,118,375
 49,100   Enesco Group, Inc.                                      543,169
 83,300   Exide Corp.                                             692,431
 81,400   Helen of Troy Ltd.                                      590,150
104,400   Huffy Corp.                                             548,100
110,300   La-Z Boy Chair Co.                                    1,854,419
 35,700   Lee Enterprises, Inc.                                 1,140,169
 35,600   Penton Media, Inc.                                      854,400
116,300   Petco Animal Supplies, Inc.                           1,729,962
 83,200   Stein Mart, Inc.                                        473,200
127,100   Stride Rite Corp.                                       826,150
 67,600   True North Communications, Inc.                       3,020,875
                                                               19,299,450
CONSUMER STAPLES - 3.24%
153,775   PSS World Medical, Inc.                               1,451,252
 31,700   Rayovac Corp.*                                          598,337
                                                                2,049,589
ENERGY - 4.10%
 83,900   Nabors Industries, Inc.*                              2,595,656

FINANCIAL - 13.92%
 15,800   BancFirst Corp.                                         536,213
162,208   Cash America International, Inc.                      1,581,528
 52,231   Commerce Bancorp, Inc.                                2,112,091
 24,860   Community Trust Bancorporation, Inc.                    497,200
 98,600   Golden State Bancorp, Inc.                            1,700,850
 30,200   Golden State Bancorp, Inc.
             Litigation Tracking Warrants*                         26,425
 34,500   Haven Bancorp, Inc.                                     532,594
 48,600   S.L. Green Realty Corp.                               1,057,050
 28,400   Urban Shopping Centers                                  770,350
                                                                8,814,301
MISCELLANEOUS - 9.88%
 72,000   Carlisle Companies, Inc.                              2,592,000
  4,800   CDI, Inc.*                                              115,800
  3,100   Gardner Denver, Inc.                                     51,731
 90,500   Kaman Corp. Cl. A                                     1,165,188
 84,300   Sea Containers Ltd. Cl. A                             2,244,487
  3,200   Sea Containers Ltd. Cl. B                                84,600
                                                                6,253,806
TECHNOLOGY - 13.43%
 13,200   Adaptive Broadband Corp.*                               974,325
 27,100   Benchmark Electronics                                   621,606
 34,600   Exar Corp. Delaware                                   2,037,075
112,000   Information Resources, Inc.                           1,036,000
 27,500   Newport News Shipbuilding, Inc.                         756,250
 34,600   Titan Corp.*                                          1,630,525
 19,300   Xircom, Inc.*                                         1,447,500
                                                                8,503,281
TRANSPORTATION & SERVICES - 1.65%
 47,100   Circle International Group, Inc.                      1,047,975

TOTAL COMMON STOCKS                                            63,816,067
(Cost $52,642,592)

TOTAL INVESTMENTS - 100.79%                                    63,816,067
(Cost $52,642,592)

Other assets less liabilities - (0.79%)                          (502,278)

TOTAL NET ASSETS - 100.00%                                  $  63,313,789

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $11,173,475, which is
comprised of unrealized appreciation of $20,949,210
and unrealized depreciation of $9,775,735.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Growth Fund

While the unmanaged Standard & Poor's 500
index was up 12.39% in the first six months
of 1999, Babson Growth Fund's total return
(price change and reinvested distributions)
was only up 2.49%. Since that time the tables
have turned, and we've kept pace with or
exceeded the S&P 500. We ended up the year
with a total return of 12.57%, vs. the S&P
500 at 21.04%, with fourth quarter
performance of 17.97% for the Fund, vs.
14.88% for the S&P 500.

Average annual compounded total returns for
five and ten year periods as of December 31,
1999, were 24.99% and 15.34%, respectively.
Performance data contained in this report is
for past periods only. Past performance is
not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more
or less than original cost.

Although we use market indexes as benchmarks,
they have not been very true indicators of
what has been happening in the market this
year. Despite its positive return as a whole,
57% of the individual stocks in the S&P 500
actually declined in 1999.

In the short run, our performance will never
directly track the performance of the indexes
because of our highly focused portfolio. We
hold 40 companies and our top ten holdings
comprise 42% of total fund assets, so short-
term movements in any one of those holdings
can have a great impact on the performance of
the Fund. Longer term, we have shown that our
shareholders are rewarded by holding larger
positions in a smaller group of high-quality
companies.

Many of our top holdings, and our largest
sector weighting, are in technology. We
started 1999 with a technology weighting of
about 30%, and closed the year at 44%. For
comparison, 30% of the S&P 500 is made up of
technology stocks (up from only 13% just
three years ago), and 44% of the unmanaged
Russell 1000 Growth index is in technology,
reflecting the impact technology has on the
markets and the economy today. We're
investing in the companies that are building
out the Internet infrastructure rather than
investing directly in Internet stocks. We
invest in companies like Lucent Technology,
MCI Worldcom (over 1/2 of all the data on the
Internet is carried over their networks
globally) and EMC Corporation, the largest
manufacturer of network storage equipment.

Babson Growth Fund's overweighting in health
care (about 16% of the portfolio, compared to
11% of the S&P) and the negative trends
affecting this sector were a drag on
performance in 1999. Our strategy to combat
those trends is to own companies with
attractive valuations (American Home
Products), and to own the drug stocks with
deep, broad pipelines, such as Bristol-Myers,
Pharmacia & Upjohn and Pfizer. We will also
invest in companies like Cardinal Health
which benefit from generic competition, and
we continue to avoid the health care service
companies.

In the finance sector, we're still slightly
overweighted. It's been an anemic part of the
market to be investing in, primarily because
of rising interest rates. We continue to
scale back our finance holdings as we
selectively add to our technology holdings on
price weakness.

Overall we're very optimistic about the
growth prospects of the companies we have in
the portfolio. The stocks we hold are
primarily of mid- to large-cap growth
companies, with proven management teams and
market dominant positions in high-growth
industries. We have combed the markets to
find companies that have sustainable
competitive advantages such as patented
technology or product lines, economies of
scale or branding power to help support their
earnings growth throughout market and
economic cycles. These companies have the
ability to dominate their respective
industries and sustain earnings growth over
the coming years.

Portfolio additions for the six month period:

Comcast and Cox Communications - operators of cable television systems

Corning - manufacturer of fiber optic cable and equipment for telecommunications

EMC - developer of network storage equipment and software

Flextronics - contract manufacturer of electronic equipment

Home Depot - building supply retailer

Lucent - manufacturer of telecommunications equipment

Nokia - manufacturer and marketer of wireless telecommunications handsets

Solectron -  contract manufacturer of electronic equipment

The following positions were liquidated from the portfolio:

BancAmerica (margin pressure with rising
interest rates), Disney (continued slow
growth in core entertainment businesses),
Health Management Associates (declining
margins from reduced Medicare reimbursement
rates), Herman Miller (completion of recovery
in order growth and operating margins), MSC
Industrial (continued weakness in many
industrial end markets), Philip Morris
(increased tobacco litigation risk), Service
Corp. International (slowing death rate with
a negative impact on the funeral home
industry), and W.W. Wrigley (lack of expected
volume growth acceleration).

Fund Composition

Top Ten Holdings:                    % of Total

AT&T Corp. Liberty Media Group          5.45
Microsoft Corp.                         4.90
Cisco Systems, Inc.                     4.70
Vitesse Semiconductor Corp.             4.47
Analog Devices, Inc.                    4.34
Lucent Technologies                     3.94
MCI Worldcom, Inc.                      3.91
EMC Corp.                               3.72
American International Group, Inc..     3.50
Federal Home Loan Mortgage Corp.        3.41
Total                                  42.34%
Total Securities in Portfolio          40

As of December 31, 1999, statement of assets. Subject to change.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON GROWTH FUND

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 97.92%
BASIC MATERIALS - 1.44%
202,800   Monsanto Co.                                      $   7,224,750

CAPITAL GOODS - 3.25%
105,000   General Electric Co.                                 16,248,750
CONSUMER CYCLICAL - 6.44%
240,200   CVS Corp.                                             9,592,988
 81,400   Corning, Inc.                                        10,495,512
177,000   Home Depot, Inc.                                     12,135,562
                                                               32,224,062
CONSUMER STAPLES - 5.30%
 50,900   Anheuser-Busch Cos., Inc.                             3,607,537
199,800   Gillette Co.                                          8,229,262
107,400   PepsiCo, Inc.                                         3,785,850
307,000   Safeway, Inc.                                        10,917,688
                                                               26,540,337
ENERGY - 1.38%
 85,437   Exxon Mobil Corp.                                     6,883,018

FINANCIAL - 11.42%
161,812   American International Group, Inc.                   17,495,923
  1,665   Berkshire Hathaway, Inc. Cl. B*                       3,046,950
362,200   Federal Home LoanMortgage Corp.                      17,046,037
106,700   Mellon Financial Corp.                                3,634,469
397,512   Paychex, Inc.                                        15,900,480
                                                               57,123,859
HEALTH CARE - 16.00%
218,300   American Home Products Corp.                          8,609,206
551,400   Boston Scientific Corp.                              12,061,875
141,200   Bristol-Myers Squibb Co.                              9,063,275
296,650   Cardinal Health, Inc.                                14,202,119
318,900   Guidant Corp.                                        14,988,300
157,800   Pharmacia & UpJohn, Inc.                              7,101,000
432,100   Pfizer, Inc.                                         14,016,244
                                                               80,042,019
MEDIA & ENTERTAINMENT - 8.40%
480,400   A T & T Corp. Liberty Media Group                    27,262,700
149,800   Comcast Corp.                                         7,171,675
147,900   Cox Communications, Inc.                              7,616,850
                                                               42,051,225
TECHNOLOGY - 44.29%
233,400   Analog Devices, Inc.                                 21,706,200
148,600   Automatic Data Processing, Inc.                       8,005,825
449,000   Cadence Design Systems, Inc.                         10,776,000
219,500   Cisco Systems, Inc.                                  23,513,938
170,200   EMC Corp.                                            18,594,350
104,700   Etec Systems, Inc.*                                   4,698,412
 56,900   Flextronics International Ltd.                        2,617,400
 94,200   KLA Instruments Corp.                                10,491,525
263,200   Lucent Technologies                                  19,690,650
369,150   MCI Worldcom, Inc.                                   19,588,022
197,600   Microchip Technology, Inc.                           13,523,250
210,200   Microsoft Corp.                                      24,540,850
 59,200   Nokia Corp.                                          11,248,000
107,600   Solectron Corp.                                      10,235,450
426,500   Vitesse Semiconductor Corp.                          22,364,594
                                                              221,594,466

TOTAL COMMON STOCKS                                           489,932,486

(Cost $271,322,037)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 3.99%
$19,950,000    UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25 due 8/31/00 with a of $20,347,579)         19,950,000
(Cost $19,950,000)

TOTAL INVESTMENTS - 101.91%                                   509,882,486
(Cost $291,272,037)

Other assets less liabilities - (1.91%)                        (9,532,671)

TOTAL NET ASSETS - 100.00%                                  $ 500,349,815

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $218,610,450, which
is comprised of unrealized appreciation of $223,855,463
and unrealized depreciation of $5,245,013.

*Non-income producing security

See accompanying Notes to Financial Statements.

Shadow Stock Fund

Over the six months ended December 31, 1999,
Shadow Stock Fund's total return (price
change and reinvested distributions) was
-1.92%, a very good relative performance vs.
the unmanaged Russell 2000 Value index, which
returned -6.41%.

Average annual compounded total returns for
one, five and ten year periods as of December
31, 1999, were 4.89%, 14.62% and 11.22%,
respectively. Performance data contained in
this report is for past periods only. Past
performance is not predictive of future
performance. Investment return and share
value will fluctuate, and redemption value
may be more or less than original cost.

Shadow Stock Fund invests in very small
companies that have a market capitalization
of less than $200 million and that have been
neglected by institutional shareholders. The
Fund's investment strategy is based on
academic research that has determined that
stocks with low price-to-book values, low
institutional ownership, and small market
caps outperform the market as a whole over
longer investment horizons. In addition to
these criteria, we screen the NYSE universe
for the stocks that have a price over $5 and
income greater than $1 million for each of
the previous three fiscal years.

Unfortunately, throughout the last year stock
market returns of smaller companies generally
paled in comparison to those of larger
companies. In an analysis we conducted of
companies in the Russell 2000 index, in which
we divided that universe between companies
with market capitalizations of less than $200
million (those that qualified for the Fund)
and those with larger market capitalizations,
the larger cap group on average outperformed
by 55% points.

Additionally, the widening gulf between value
and growth also affected the Fund. This was
dramatically reflected in the comparative
performances of the Russell 2000 Growth
index, which soared to a double-digit gain in
1999, and the Russell 2000 Value index, which
posted a loss. Thus the market's preference
for larger capitalization growth companies
presented significant challenges to our small
cap value strategy.

Our management style continues to be bottom
up and based on specific screening criteria.
We do not make buy or sell decisions based on
a company's inclusion in a particular sector
(our underweighting in heath care and
technology hurt performance in the last six
months) or because of stories or rumors. We
sell holdings once they have appreciated to
the point at which their price-to-book or
market cap exceeds two times an upper limit,
which is determined in our initial screening
process. We also sell holdings if they fall
below our price limitations in three
consecutive measurement periods. We have also
seen a wave of buyouts among our holdings,
and we expect that phenomenon to continue as
potential acquirers continue to appreciate
the values represented in Shadow Stock Fund
holdings.

In our view, both the long-term prospects of
our holdings and their present valuations
remain positive. Performance spreads between
the growth and value styles, and between
small and large companies, have become so
wide that any return to an historically
normal relationship will benefit small cap
value funds. We have also been encouraged by
the acquisition interest in several of our
holdings, which we think may indicate a small-
cap resurgence in 2000. When small value
investing returns to the forefront, Shadow
Stock Fund should do very well.

Portfolio additions for the six month period:

Aegis Realty - real estate investment trust

American Business Financial - financial
services company

Books-A-Million - book retailer

Detection Systems - makes security equipment

II-VI - makes optical laser components

Ontrack Data - computer data service provider

Palex - produces pallets

Prophet 21 - makes and sells business
software for wholesale distributors

Provantage Health - provide pharmacy benefit
management services

RWD Technologies - provides information
technology services

The following were received as a result of an
acquisition: Computer Sciences, Intervoice-
Brite, Southern Union, and Trenwick.

The following stocks are no longer in the
Fund because they were subjects of buyouts:
Colonial Gas, Equitra, Litchfield Financial,
M A R C, O'Sullivan, Rock Bottom Restaurants,
and Thermo Power.

The following stocks were eliminated because
their price fell below the Fund restrictions:
Advocat, Autologic Information, BEI Medical
Systems, Earl Scheib, Government Technology
Services, Hampton Industries, Kevco, IFR
Systems, Mining Services, Novametrix Medical
Systems, Safety Components, and Span-America
Medical Systems.

The following stocks were eliminated because
their market cap exceeded Fund limitations:
BB&T, Computer Sciences, Inacom, IPC
Communications and National Discount Brokers.

Fund Composition

Top Ten Holdings:                    % of Total

E'town Corp.                            2.19
Newport Corp.                           1.83
Aquarion Co.                            1.76
Connecticut Energy Corp.                1.67
Workflow Management, Inc.               1.65
SJW Corp.                               1.41
NUI Corp.                               1.40
Southern Union Co.                      1.38
URS Corp.                               1.36
Todd-AO Corp. Cl. A                     1.34
Total                                  15.99%
Total Securities in Portfolio         232

As of December 31, 1999, statement of assets. Subject to change.

Schedule of Investments

December 31, 1999 (unaudited)

SHADOW STOCK FUND

SHARES    COMPANY                                             MARKET VALUE

COMMON STOCKS - 96.27%
BASIC MATERIALS - 4.64%
14,101    Aceto Corp.                                        $    155,111
 3,300    American Biltrite, Inc.                                  47,025
15,200    American Pacific Corp.                                  129,200
 4,500    Badger Paper Mills, Inc.                                 24,047
 4,480    Baltek Corp.                                             35,000
40,600    Global Industrial Technologies, Inc.*                   522,725
14,900    Palex, Inc.*                                            104,300
13,200    Pitt-Des Moines, Inc.                                   325,050
19,000    Roanoke Electric Steel Corp.                            308,750
 8,500    Stephan Co.                                              34,000
17,500    Tuscarora, Inc.                                         212,187
                                                                1,897,395
CAPITAL GOODS - 16.38%
 8,900    AG Services of America                                  132,944
 7,200    American Technical Ceramics Corp.*                      115,200
11,000    Autocam Corp.                                           198,687
 3,600    Badger Meter, Inc.                                      108,450
15,000    Baker (Michael) Corp.                                    99,375
14,000    Blonder Tongue Labs.*                                    70,000
23,900    Building Material Holding Corp.                         244,975
16,300    Cameron Ashley Building Products, Inc.*                 163,000
21,000    Cascade Corp.                                           192,938
14,800    Ceradyne, Inc.*                                          67,525
19,200    Cherry Corp.                                            204,000
 1,800    Chicago Rivet & Machine Co.                              41,287
14,000    Coastcast Corp.*                                        232,750
 9,300    Diodes, Inc.*                                           199,950
 7,315    Ecology and Environment, Inc. Cl. A                      40,232
19,100    Engle Homes, Inc.                                       229,200
14,800    Exponent, Inc.*                                          98,050
15,000    Farr Co.                                                146,250
14,300    Fibermark, Inc.                                         168,025
18,900    GP Strategies Corp.                                     115,762
11,500    Gehl Co.                                                207,000
 3,150    Graham Corp.                                             20,869
 4,400    Heist (C.H.) Corp.*                                      25,850
23,006    Intermagnetics General Corp.                            201,302
13,100    JLM Industries*                                          44,212
 7,600    Liberty Homes, Inc. Cl. A                                62,225
15,100    M/I Schottenstein Homes, Inc.                           234,994
13,900    Mestek, Inc.*                                           281,475
14,112    Met-Pro Corp.                                           141,120
16,000    Nanometrics, Inc.*                                      322,000
 6,300    Noland Co.                                              112,613
12,000    Northwest Pipe Co.*                                     168,000
 3,000    Oilgear Co.                                              20,625
 5,000    P & F Industries Cl. A*                                  32,188
 3,200    Penn Engineering & Manufacturing Corp. (voting)          74,100
11,900    Penn Engineering & Manufacturing Corp. (non-voting)     275,559
 8,400    Puerto Rican Cement Co., Inc.                           285,600
 5,727    Sames Corp.                                              88,411
10,000    Selas Corp. of America                                   66,875
11,000    Sifco Industries                                         76,313
 9,600    SL Industries, Inc.                                     111,600
10,139    Southwest Water Co.                                     152,085
26,900    Symmetricom, Inc.                                       267,319
25,700    URS Corp.                                               557,369
                                                                6,698,304
CONSUMER CYCLICAL - 14.17%
14,000    AC Moore Arts & Crafts, Inc.*                            81,375
21,600    Amplicon, Inc.                                          248,400
11,300    Ben & Jerry's Homemade, Inc. Cl. A                      281,087
 8,000    Black Hawk Gaming & Development*                         47,000
28,200    Bon-Ton Stores, Inc.*                                   103,987
19,200    Carmike Cinemas, Inc. Cl. A*                            150,000
 9,000    Childtime Learning Centers, Inc.*                       111,375
17,000    Conso Products Co.                                      146,625
 6,750    Decorator Industries, Inc.                               35,859
20,900    Dixie Group, Inc. Cl. A                                 154,137
 9,500    Duckwall-Alto Stores, Inc.                               72,438
12,400    Ellis (Perry) International, Inc.                       144,150
 9,300    ELXSI Corp.                                             118,866
 9,750    Equinox Systems, Inc.                                    87,750
 1,700    Federal Screw Works                                      71,400
13,100    Gart Sports Co.*                                         80,238
 8,400    Globe Business Resources, Inc.*                         108,150
23,200    Gottschalks, Inc.*                                      172,550
8,916     Knape & Vogt Manufacturing Co.                          123,152
10,000    Lacrosse Footwear, Inc.                                  44,375
18,000    Maxwell Shoe, Inc. Cl. A*                               144,000
16,000    Mazel Stores, Inc.*                                     148,000
 4,500    McRae Industries, Inc. Cl. A                             25,313
12,000    Motorcar Parts & Accessories, Inc.*                      13,126
23,000    Navigant International, Inc.*                           268,812
12,000    Nobel Learning Communitys, Inc.                          87,000
11,000    OroAmerica, Inc.*                                        68,750
20,000    Piccadilly Cafeterias, Inc.                              80,000
 5,000    Pulaski Furniture Corp.                                  77,500
16,400    R & B, Inc.*                                             75,850
13,700    Reading Entertainment, Inc.*                             78,775
14,000    Rex Stores Corp.*                                       490,000
10,100    Rocky Shoes & Boots, Inc.*                               77,013
35,200    RPC Energy Services, Inc.                               202,400
 8,400    S & K Famous Brands, Inc.                                49,875
 5,000    Somerset Group, Inc.                                     95,781
23,466    Supreme Industries, Inc. Cl. A                          145,196
30,000    Syms Corp.                                              150,000
39,500    TCBY Enterprises, Inc.                                  150,594
 7,000    Weyco Group, Inc.                                       179,812
10,828    Wolohan Lumber Co.                                      131,290
23,500    Workflow Management, Inc.*                              672,687
                                                                5,794,688
CONSUMER STAPLES - 5.06%
14,000    Books-A-Million, Inc.                                   116,375
11,000    Bowl America, Inc. Cl. A                                 77,000
 9,300    Cagle's, Inc. Cl. A                                     105,788
15,800    Chalone Wine Group Ltd.*                                137,263
 1,700    Foodarama Supermarkets, Inc.*                            33,787
31,200    Frozen Food Express Industries, Inc.                    120,900
 3,200    Genesee Corp. Cl. B                                      68,200
38,200    Ingles Markets, Inc. Cl. A                              424,975
 7,325    Marsh Supermarkets, Inc. Cl. A                          101,634
12,725    Marsh Supermarkets, Inc. Cl. B                          128,841
 5,000    Max & Erma's Restaurants                                 37,188
22,800    Quaker Fabric Corp.                                      96,900
23,250    Sanderson Farms, Inc.                                   199,078
11,400    Seaway Food Town, Inc.                                  185,250
14,000    Swiss Army Brands, Inc.*                                 99,750
 7,000    Triple S Plastics, Inc.*                                 97,125
 8,100    Zaring National Corp.*                                   37,462
                                                                2,067,516
ENERGY - 2.59%
 6,500    Adams Resources & Energy, Inc.                           55,250
29,503    HS Resources, Inc.*                                     508,927
21,500    Key Production, Inc.*                                   158,563
 9,100    Maynard Oil Co.*                                         91,000
10,200    Prima Energy Corp.                                      245,437
                                                                1,059,177

FINANCIAL - 14.30%
 6,400    Aegis Realty, Inc.                                       56,400
 2,900    American Business Financial Services                     34,075
 7,370    Amwest Insurance Group, Inc.                             53,433
10,500    BancInsurance Corp.                                      55,125
19,000    Capitol Transamerica Corp.                              191,187
11,952    Cotton States Life and Health
            Insurance Co.                                         103,086
 6,000    DeWolfe Companies, Inc.                                  40,500
16,000    Donegal Group, Inc.                                     102,000
20,000    EMC Insurance Group, Inc.                               182,500
 8,000    First Cash, Inc.*                                        66,000
13,230    First Albany Companies, Inc.                            191,008
11,000    First Investors Financial
            Services Group, Inc.*                                  59,125
14,500    Guarantee Life Companies, Inc.                          463,547
 7,000    JW Genesis Financial Corp.                              207,375
15,000    Kaye Group, Inc.                                        125,625
 6,000    KBK Capital Corp.*                                       20,250
 5,000    Merchants Group, Inc.                                    97,500
14,883    Meridian Insurance Group, Inc.                          211,153
17,400    Midland Co.                                             361,050
 6,100    Minuteman International, Inc.                            55,662
 3,250    National Security Group, Inc.                            40,016
 6,000    National Western Life Insurance Co.*                    411,750
15,400    Navigators Group, Inc.                                  154,000
16,500    Penn-America Group, Inc.                                127,875
14,000    Penn Treaty American Corp.                              220,500
15,730    Professionals Group, Inc.                               368,672
22,800    PXRE Corp.                                              296,400
20,200    Ragen MacKenzie Group, Inc.*                            363,600
17,200    South Jersey Industries, Inc.                           489,125
14,000    Standard Management Corp.                                66,500
25,000    Stewart Information Services Corp.                      332,812
13,612    Trenwick Group, Inc.                                    230,553
 4,600    Ziegler (The) Companies, Inc.                            68,713
                                                                5,847,117
HEALTH CARE - 0.51%
13,700    Merit Medical Systems, Inc.                              99,325
13,800    Provantage Health Services*                             110,400
                                                                  209,725
MISCELLANEOUS - 3.82%
14,000    Andersons, Inc.                                         115,500
 8,910    Astronics Corp.                                          92,998
 5,600    Detection Systems, Inc.                                  52,850
10,400    Edelbrock Corp.                                         124,800
 2,250    FRM Nexus, Inc.                                           3,234
17,750    Hardinge, Inc.                                          231,859
15,500    Hoenig Group, Inc.                                      143,375
10,600    Primesource Corp.                                        50,350
 4,500    Programming and Systems, Inc.*                            4,500
 3,800    Prophet 21, Inc.*                                        37,525
 1,700    Scope Industries                                         76,925
12,000    Sun Hydraulics Corp.                                     78,000
18,000    Todd-AO Corp. Cl. A                                     549,000
                                                                1,560,916
TECHNOLOGY - 11.62%
 2,100    Allen Organ Co. Cl. B                                    79,800
12,600    BEI Technologies, Inc.                                  192,150
17,320    Bell Industries, Inc.                                   128,818
15,100    Bell Microproducts, Inc.*                               166,100
12,700    CPAC, Inc.                                              103,187
10,000    Data Research Associates, Inc.                           80,000
13,800    Dataram Corp.                                           309,637
13,200    Del Global Technologies Corp.                           102,300
11,400    DRS Technologies, Inc.*                                 111,150
 7,800    Eastern (The) Co.                                       121,875
13,000    EDO Corp.                                                76,375
14,700    Franklin Electronic Publishers, Inc.*                    87,281
14,000    Integrated Measurement System, Inc.*                    197,750
11,000    Interphase Corp.*                                       232,375
21,535    Intervoice-Brite, Inc.                                  500,689
 5,500    Koss Corp.*                                              78,719
 4,800    Moore Products Co.                                      191,400
16,400    Newport Corp.                                           750,300
18,200    Norstan, Inc.                                           116,025
 7,500    Ontrack Data International*                              90,469
16,000    Powell Industries, Inc.*                                110,000
 8,900    Programmer's Paradise, Inc.*                             67,862
 2,900    Quipp, Inc.                                              44,950
 8,000    Refac Technology Develop Corp.                           31,000
11,300    RWD Technologies, Inc.*                                 117,238
22,000    Semitool, Inc.                                          330,000
12,000    TRM Copy Center Corp.*                                   73,500
 8,000    Vertex Communications Corp.*                            164,000
 4,900    II-VI, Inc.                                              98,612
                                                                4,753,562
TRANSPORTATION & SERVICES - 3.16%
12,000    International Shipholding Corp.                         139,500
 4,000    Kenan Transport Co.                                     126,750
30,000    Kitty Hawk, Inc.*                                       206,250
 8,066    KLLM Transport Services, Inc.                            38,313
 9,000    Marten Transport Ltd.                                   115,875
15,500    Old Dominion Freight Line, Inc.*                        166,625
13,000    Pam Transportation Services*                            142,594
 5,000    Petroleum Helicopters, Inc.                              46,250
12,000    Transport Corporation of America, Inc.*                 149,250
17,000    USA Truck, Inc.                                         133,875
 3,350    VSE Corp.                                                25,963
                                                                1,291,245
UTILITIES - 20.02%
14,100    American States Water Co.                               507,600
19,500    Aquarion Co.                                            721,500
 4,000    Atrion Corp.                                             42,500
13,100    Bangor Hydro-Electric Co.                               213,694
 5,000    Berkshire Gas Co.                                       175,000
18,900    Cascade Natural Gas Corp.                               304,762
 8,700    Chesapeake Utilities Corp.                              159,863
17,600    Connecticut Energy Corp.                                684,200
 7,800    Connecticut Water Service, Inc.                         249,600
14,000    CTG Resources, Inc.                                     486,500
 4,000    Delta Natural Gas Company, Inc.                          62,250
 3,300    Dominguez Services Corp.                                 99,825
14,400    E'town Corp.                                            896,400
 6,000    EnergyNorth, Inc.                                       330,375
 6,000    Florida Public Utilities Co.                            102,000
 9,700    Green Mountain Power Corp.                               72,144
 2,500    Maine Public Service Co.                                 43,437
 7,600    Middlesex Water Co.                                     243,200
21,700    NUI Corp.                                               572,338
10,800    Providence Energy Corp.                                 400,950
 2,900    RGC Resources, Inc.                                      63,800
 4,800    SJW Corp.                                               577,200
29,416    Southern Union Co.                                      562,581
14,000    St. Joseph Light & Power Co.                            287,000
 9,176    UNITIL Corp.                                            328,042
                                                                8,186,761

TOTAL COMMON STOCKS                                            39,366,406

(Cost $33,345,529)

FACE
AMOUNT    COMPANY                                             MARKET VALUE

REPURCHASE AGREEMENT - 3.40%
$1,390,000     UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25%, due August 31, 2000 with a value
               of $1,418,338)                                   1,390,000
(Cost $1,390,000)

TOTAL INVESTMENTS - 99.67%                                     40,756,406
(Cost $34,735,529)

Other assets less liabilities - 0.33%                             136,362

TOTAL NET ASSETS - 100.00%                                  $  40,892,768

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $6,020,877, which is
comprised of unrealized appreciation of $11,907,037
and unrealized depreciation of $5,886,160.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Value Fund

It has been a difficult market for value-
oriented investors, particularly those with a
deep-value, tax-efficient orientation such as ours.
For the six months ended December 31, 1999, Babson
Value Fund's total return (price change and
reinvested distributions) was -10.24%, versus the
unmanaged S&P/Barra Value index, which lost -1.08%
and the unmanaged Standard & Poor's 500,
which was up 7.71%.

Average annual compounded total returns for
one, five and ten year periods as of December
31, 1999, were 1.09%, 17.01% and 13.80%,
respectively. Performance data contained in
this report is for past periods only. Past
performance is not predictive of future
performance. Investment return and share
value will fluctuate, and redemption value
may be more or less than original cost.

The striking difference in returns of the
Babson Value Fund and value indexes, as
compared to the S&P 500 and other equity
markets in general, came down once again to
growth vs. value investment styles. In
comparing the Russell 2000 Value vs. Russell
2000 Growth over the last six months, there
were about 33.2 percentage points difference
in performance between those two indexes.
Looking at the larger companies over the same
time period, the Russell 1000 Value and the
Russell 1000 Growth returns had a spread of
25.5%, with the growth indexes' performance
being the most positive in each case.

This disparity has been driven by the
technology sector, the only sector in the S&P
500 that had a positive return in the third
quarter. This third quarter technology
phenomenon was responsible for our worst
quarter in 1999, but its effects extended
into the other quarters as well. While the
performance extremes of the technology sector
drove the markets to new highs, non-
technology stocks languished, and anyone who
was not heavily weighted in technology
suffered. Without its tech stocks, the S&P
500's performance for the calendar year of
1999 would have been 3.1% (vs. actual returns
of 21%). We will not compromise our strict
value discipline of investing in companies
with below-market price-to-earnings (P/E),
low price-to-book (P/B) ratios and above-
average current yields to chase a sector with
P/E ratios in the 100's. As a result, our
technology holdings have comprised only about
10% of the portfolio, while the S&P is made
up of about 30% technology stocks, up from
about 13% just three years ago.

One technology holding that has worked well
for Babson Value Fund is Apple Computer,
returning 126.9% over the last six months. We
have held Apple since 1995, and have been in
the position of having to explain our
reasoning for holding this stock more than a
few times. But our patience paid off. Our
average purchase price is $13.5 per share and
the stock closed on 12/31/99 at 102 13/16.
Even though it looks more like a growth stock
currently, we will continue to hold Apple
until its relative strength declines
meaningfully.

The period of preference that growth has seen
over value has been the longest in recent
history, accompanied by unprecedented
performance spreads. We believe that this
wide performance spread between growth and
value is unsustainable. Our philosophy has
always been to remain consistent "deep value"
investors, buying and holding companies with
valuation characteristics that pass our
intensive screening process. As we look at
the market's brief return to the value style
that we experienced in the second quarter, we
see that the market generously rewarded the
types of companies and sectors that dominate
our Fund. In that quarter, the market moved
toward favoring deep value stocks - low P/E,
low P/B stocks, and toward the basic
materials - with a bias toward companies with
slightly smaller market capitalizations. This
is how our portfolio is positioned. Our
belief is that when the market cycle turns
back toward the value style, we will be well
positioned to reap the rewards.

Portfolio additions for the six month period:

Albertson's - operates a retail food and drug chain

Neiman Marcus Cl. B - received as a spinoff
of Harcourt

Raytheon Cl. B - defense and commercial electronics

Too - received as a spinoff of the Limited

Travelers Property Casualty - property/casualty insurer

Four positions were liquidated during the
last six months:  Aegon was received as a
result of Aegon's acquisition of
Transamerica, and liquidated in August,
Illinova was the target of a takeover by
Dynegy, and subsequently sold from our value
portfolios, Reebok was sold for tax loss
purposes, the position was not re-established
due to continuing poor fundamentals, and Too
was received as a spinoff of the Limited and
subsequently sold.

Fund Composition

Top Ten Holdings:                    % of Total

Student Loan Corp.                      3.81
USX-U.S. Steel Group                    2.88
Apple Computer, Inc.                    2.87
United Healthcare Corp.                 2.78
Weyerhaeuser Co.                        2.74
Berkshire Hathaway, Inc. Cl. B          2.74
duPont (E.I.) deNemours & Co.           2.72
Tenet Healthcare                        2.71
Harcourt General, Inc.                  2.70
Atlantic Richfield Co.                  2.69
Total                                  28.64%
Total Securities in Portfolio          43

As of December 31, 1999, statement of assets. Subject to change.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON VALUE FUND

SHARES         COMPANY                                        MARKET VALUE

COMMON STOCKS - 96.01%
BASIC MATERIALS - 15.09%
  340,000   duPont (E.I.) deNemours & Co.                     $  22,397,500
  458,100   Potlatch Corp.                                       20,442,713
  110,400   Martin Marietta Materials, Inc.                       4,526,400
  525,000   Millennium Chemicals, Inc.                           10,368,750
  718,000   USX-U.S. Steel Group                                 23,694,000
  314,500   Weyerhaeuser Co.                                     22,585,031
  436,300   Willamette Industries, Inc.                          20,260,681
                                                                124,275,075
CAPITAL GOODS - 9.58%
  486,000   Boeing Co.                                           20,199,375
  271,100   Hanson PLC, ADR                                      10,962,606
  379,772   Lockheed Martin Corp.                                 8,307,513
  671,700   Raytheon Co. Cl. B                                   17,842,031
1,299,700   Wallace Computer Services, Inc.                      21,607,513
                                                                 78,919,038
CONSUMER CYCLICAL - 11.40%
  689,200   Dana Corp.                                           20,632,925
  551,700   Harcourt General, Inc.                               22,205,925
  897,000   Kmart Corp.                                           9,026,063
  501,000   Limited, Inc.                                        21,699,562
  46,000    Nieman Marcus Group Cl. B*                            1,239,125
  381,058   Penney (J.C.) Co., Inc.                               7,597,344
  375,500   Sears, Roebuck & Co.                                 11,429,281
                                                                 93,830,225
CONSUMER STAPLES - 4.81%
  603,700   Albertson's, Inc.                                    19,469,325
  628,000   Diageo PLC, ADR                                      20,096,000
                                                                 39,565,325
ENERGY - 5.27%
  256,300   Atlantic Richfield Co.                               22,169,950
  350,500   Royal Dutch Petroleum Co.                            21,183,344
                                                                 43,353,294
FINANCIAL - 27.99%
  758,000   Allstate Corp.                                       18,192,000
  123,900   American Express Co.                                 20,598,375
   12,322   Berkshire Hathaway, Inc. Cl. B*                      22,549,260
  262,000   Chase Manhattan Corp.                                20,354,125
  396,000   Citigroup, Inc.                                      22,002,750
  915,000   National City Corp.                                  21,674,063
  480,850   SLM Holding Corp.                                    20,315,912
  628,200   Student Loan Corp.                                   31,331,475
  417,000   Travelers Property Casualty Corp.                    14,282,250
  752,700   U.S. Bancorp                                         17,923,669
  526,330   Wells Fargo & Co.                                    21,283,469
                                                                230,507,348
HEALTH CARE - 7.59%
  310,000   Aetna, Inc.                                          17,301,875
  947,900   Tenet Healthcare                                     22,275,650
  431,000   United Healthcare Corp.                              22,896,875
                                                                 62,474,400
TECHNOLOGY - 7.09%
  230,000   Apple Computer, Inc.                                 23,646,875
  193,000   International Business Machines Corp.                20,844,000
  614,000   Xerox Corp.                                          13,930,125
                                                                 58,421,000
TRANSPORTATION - 4.71%
  615,000   CSX Corp.                                            19,295,625
  780,807   KLM Royal Dutch Airlines                             19,471,374
                                                                 38,766,999
UTILITIES - 2.48%
  575,200   Texas Utilities Co.                                  20,455,550

TOTAL COMMON STOCKS                                             790,568,254

(Cost $611,717,083)

FACE
AMOUNT         COMPANY                                        MARKET VALUE

REPURCHASE AGREEMENT - 3.28%
$27,000,000    UMB Bank, n.a., 3.00%, due January 3, 2000
               (Collateralized by U.S. Treasury Notes,
               6.25%, due August 31, 2000 with a value
               of $27,538,461)                                   27,000,000
(Cost $27,000,000)

TOTAL INVESTMENTS - 99.29%                                      817,568,254
(Cost $638,717,083)

Other assets less liabilities - 0.71%                             5,849,780

TOTAL NET ASSETS - 100.00%                                    $ 823,418,034

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $178,851,171, which
is comprised of unrealized appreciation of $232,294,308
and unrealized depreciation of $53,443,137.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson-Stewart Ivory International Fund

Overall it's been a very good year. Our
performance has exceeded the EAFE benchmark's
for the second, third and fourth quarters of
1999. Babson-Stewart Ivory International Fund
finished the six months ended December 31,
1999, with a total return (price change and
reinvested distributions) of 28.57%, against
the EAFE benchmark of 22.27%, giving us a
particularly strong end of the year.
Comparisons against the unmanaged Morgan
Stanley Capital International (MSCI) EAFE and
other indices are as follows:

                         Investment Results - Total Return
                               Periods Ended 12/31/99

                            Fourth Quarter  Previous Twelve
                                 1999           Months
BSIIF                           21.35%          31.06%
MSCI EAFE* Index**              17.05%          27.30%
MSCI World Index**              16.96%          25.34%
S&P 500 Index**                 14.88%          21.04%
Lipper International Funds
    (avg. funds 677 and
    619, respectively)          24.73%          37.83%
 *Europe, Australia, Far East
**unmanaged

Average annual compounded total returns for
five and ten year periods ended December 31,
1999, were 14.06% and 10.35%, respectively.
Performance data contained in this report is
for past periods only. Past performance is
not predictive of future performance.
Investment return and share value will
fluctuate, and redemption value may be more
or less than original cost.

In the early months of 1999 we saw the
markets temporarily favor value companies.
Being a growth-oriented Fund, this negatively
impacted our performance. However, in the
second half of the year against a backdrop of
low inflation and a shallow economic cycle,
investors sought out companies with
exceptional growth potential. As growth
companies found a new lease on life with new
products, the Internet, and new technology,
we saw a strong switch back to a growth-
oriented market.

Throughout the year the economic news got
better and better. Europe saw some growth,
with some recovery in Germany, and the UK saw
buoyant growth in parts of its economy. The
Japanese economy, which had been in recession
for a number of years, came out of recession
mid-year, and is now expecting a return to
real GDP growth. Asia and the emerging
markets are benefiting from the positive
moves in the world economies.

As of year-end the Fund had 59% of the
portfolio in Europe, 34% in Asia and the Far
East, 2% in other areas including emerging
markets, and 5% cash. Despite Europe's
generally positive economic climate,
investors suffered currency-based losses
there as the Euro (which was introduced at
the start of 1999) weakened appreciably
against the U.S. dollar. We moved money out
of continental Europe into Japan this year,
(total allocation in Japan currently is 25%)
which benefited us since both the Japanese
market and currency has been strong. As
always, the Fund's country and regional
allocations are largely a by-product of our
bottom-up decisions.

In our Japanese portfolio there are a number
of companies that are being called "New
Japan" companies - operating in service
industries which are fairly new to the
Japanese economy. An example is a company
called Secom, a security services company,
providing alarm systems and data services to
residences and businesses. After we added the
stock to our portfolio in 1999 it almost
tripled in value.

Looking forward, the global economy appears
to be in good shape, which should provide a
solid foundation for international investors.
We expect good economic growth for the year
2000, and there doesn't seem to be much
inflationary pressure around the world. Asian
economies should continue their recovery and
we anticipate European issues to provide a
more even contribution to the portfolio,
especially as the Euro stabilizes.

Portfolio additions for the six month period:

Australia - Broken Hill (restructuring resources group)

Brazil - Cemig Pref. (electric utility group)

France - Banque Nationale de Paris (beneficiary of banking
industry consolidation)

Pinault-Printemps-Redoute (fast-growing specialty retail)

Germany - DePfa (niche financial lender)

Porsche (specialist auto group)

Hong Kong - Cheung Kong (property and industrial holdings)

China Telecom (beneficiary of low cellular penetration rate)

Japan - Fuji Bank (leading banking group)

Japan Airport Terminal (airport operator, beneficiary of airport deregulation)

Nomura (leading brokerage group)

Sanwa Bank (leading banking group)

Netherlands - Buhrmann (office products distributor)

Sweden - Modern Times (free newspaper distributor)

UK - BBA (specialist in friction materials - aerospace, auto use)

Energis (business telecommunications)

SSL (healthcare products, manufacture & distribution)

The following positions were liquidated from
the portfolio: Valeo, Vivendi (France),
Hennes & Mauritz (Sweden), ABB (Switzerland),
Nintendo and Olympus Optical (Japan) all
achieved their price targets. Pliva (Croatia)
and OTE (Greece) were sold to rebalance our
European exposure, and Irish Life (Ireland)
to rebalance our financial holdings. Ahold,
Wolters Kluwer (Netherlands), Jeronimo
Martins (Portugal) and TeleDanmark (Denmark)
showed signs of slowing growth rates. Smiths
Industries (UK) and Suzuki (Japan)
experienced slowdowns in their industries, as
Danone (France) felt pricing pressure from
retailers. Other sales include Cable &
Wireless Communications (UK), subject of
corporate reorganization, Northern Rock (UK)
on earnings disappointment. In Belgium,
Dolmen Computer Applications was sold after
being received as part of a spin-off from
Colruyt. Bank Handlowy (Poland) and TIBS
Holdings (Singapore) were liquidated due to
delays or concerns with merger plans. In
Japan we also sold Circle K because of their
slow pace of restructuring, Taiyo Yuden due
to concern at order delays, and Toshiba on
valuation concerns. Liquidated positions in
Hong Kong included Gold Peak (lack of
earnings visibility) and V-Tech (short-term
earnings outlook dull). The relaxation of
exchange controls permitted our sale of
Perlis Plantations (Malaysia).

Schedule of Investments

December 31, 1999 (unaudited)

BABSON-STEWART IVORY INTERNATIONAL FUND

SHARES       COMPANY                                          MARKET VALUE

COMMON STOCKS - 94.65%
AUSTRALIA - 2.73%
    27,000   Brambles
             (Transport, plant services)                     $       746,651
    75,000   Broken Hill Proprietary
             (Resources)                                             984,799
    65,000   Lend Lease
             (Real estate)                                           910,631
                                                                   2,642,081
BELGIUM - 0.71%
    12,000   Colruyt
             (Food retailer)                                         689,027

BRAZIL - 0.65%
28,170,000   Cemig
              (Electric utility)                                     631,544

FINLAND - 1.13%
     6,000   Nokia
              (Telecom equipment)                                  1,087,938
FRANCE - 8.47%
     8,000   AXA-UAP
              (Insurance, financial services)                      1,115,338
    12,000   Banque Nationale de Paris
              (Banking)                                            1,107,279
     9,000   Lafarge
              (Building materials, cement)                         1,048,047
     1,000   L' Oreal
              (Cosmetics)                                            802,354
     5,900   Pinault-Printemps-Redoute
              (Specialty retailing)                                1,557,161
    20,000   Sanofi
              (Pharmaceuticals)                                      832,877
    13,000   Total
              (Oil major)                                          1,735,160
                                                                   8,198,216

GERMANY - 4.99%
    10,000   DePfa
              (Mortgage banking)                                     747,453
     6,500   Fresenius
              (Pharmaceuticals, medical equipment)                 1,191,695
     8,000   Mannesmann
              (Telecoms and engineering)                           1,930,082
       350   Porsche
              (Auto manufacturing)                                   958,997
                                                                   4,828,227

HONG KONG - 5.80%
   330,000   Asia Satellite
              (Satellite operator)                                 1,042,195
   180,000   CLP Holdings
              (Electric utility)                                     828,970
    60,000   Cheung Kong
              (Property and investment)                              760,275
   140,000   China Telecom*
              (Telecom utility)                                      873,480
   600,000   HK & China Gas
              (Gas utility)                                          822,024
   270,000   Shaw Bros.
              (T.V. network, film production and distribution)       317,811
 1,100,000   Swire Pacific Cl. B
              (Trading, airlines, real estate)                       962,244
                                                                   5,606,999

HUNGARY - 0.91%
    13,500   Gedeon Richter
              (Pharmaceuticals)                                      882,214

IRELAND - 0.85%
    70,000   Kerry Group
              (Food manufacturer)                                    819,765

ITALY - 2.95%
    20,300   Banca Popolare Di Brescia
              (Banking, financial services)                        1,796,462
    60,000   Luxottica
              (Eyeglass frames)                                    1,053,750
                                                                   2,850,212

JAPAN - 24.56%
    41,000   Bridgestone
              (Tires)                                                902,907
    41,100   Credit Saison
              (Credit card services)                                 716,042
    93,000   Fuji Bank
              (Banking)                                              903,876
    23,000   Fuji Photo
              (Film)                                                 839,679
    38,000   Hosiden
              (Electronic components)                              2,439,855
    19,000   Hoya
              (Opto-electronics)                                   1,497,015
    10,000   Ito-Yokado
              (Supermarket chain)                                  1,086,425
    79,000   Japan Airport Terminal
              (Airport operator)                                     734,560
    10,000   Matsushita Communication
              (Industrial electronics)                             2,642,654
    40,000   Nippon Comsys
              (Telecoms engineering)                                 829,989
    75,000   Nomura
              (Securities house)                                   1,354,360
        55   NTT Mobile Communication
              (Cellular telecommunications)                        2,115,592
    15,300   Promise
              (Consumer lending)                                     778,702
    68,000   Sanwa Bank
              (Banking)                                              827,288
    14,000   Secom
              (Security services)                                  1,541,548
     9,000   Sony
              (Consumer electronics)                               2,669,081
    16,000   Takeda
              (Pharmaceuticals, chemicals)                           790,839
    41,000   Terumo
              (Medical equipment)                                  1,095,527
                                                                  23,765,939

NETHERLANDS - 7.65%
     9,000   Aegon
              (Insurance)                                            869,443
    40,000   Buhrmann
              (Office products supplier)                             602,395
    15,000   Getronics
              (Support services)                                   1,196,731
    20,000   ING Groep
              (Financial services)                                 1,207,611
    20,000   KPN
              (Postal and telecom services)                        1,952,244
    30,000   VNU
              (Publishing)                                         1,576,905
                                                                   7,405,329

PORTUGAL - 1.30%
   115,000   Portugal Telecom
              (Telecom utility)                                    1,261,554

SINGAPORE - 0.98%
    45,680   Overseas Union Bank
              (Banking)                                              267,415
   203,000   Overseas Union Enterprise
              (Hotels, property investment)                          682,558
                                                                     949,973

SPAIN - 4.45%
    40,000   Argentaria
              (Banking services)                                     940,059
    11,400   Banco Popular
              (Banking)                                              743,575
    31,000   Mapfre Vida Seguro
              (Insurance)                                            715,118
    76,405   Telefonica*
              (Telephone utility)                                  1,908,770
                                                                   4,307,522

SWEDEN - 5.37%
    37,942   Atlas-Copco
              (Engineering)                                        1,079,089
    25,000   L.M. Ericsson
              (Telecom equipment)                                  1,607,122
    15,000   Modern Times*
              (Broadcasting, media)                                  743,918
   125,000   Nordbanken Holding
              (Swedish/Finnish banking)                              734,516
    57,000   Securitas
              (Security/cleaning services)                         1,031,614

                                                                   5,196,259

SWITZERLAND - 1.06%
       700   Novartis
              (Pharmaceuticals and chemicals)                      1,027,821

UNITED KINGDOM - 20.09%
    84,000   Bank of Scotland
              (Banking)                                              975,577
   121,000   BBA Group
              (Engineering)                                        1,002,665
    76,000   Bowthorpe
              (Electronics components, instruments)                1,335,659
    70,000   Capita Group
              (Facilities management)                              1,272,049
   209,000   Cattles
              (Consumer loans)                                     1,103,945
    97,000   Electrocomponents
              (Electronics)                                        1,073,286
    28,000   Energis*
              (Telecoms)                                           1,345,545
    34,000   Glaxo Wellcome
              (Pharmaceuticals)                                      963,300
    80,000   Hays
              (Business services)                                  1,276,733
   105,000   Kingfisher
              (Diversified retailing)                              1,165,197
    76,000   Lloyds TSB
              (Banking)                                              944,046
    60,000   Logica
              (Computer software)                                  1,550,688
   350,000   Morrison Supermarkets
              (Supermarkets)                                         751,922
   148,000   Shell
              (Oil major)                                          1,229,986
    74,000   SSL International
              (Healthcare and sporting goods)                        937,431
    90,000   SmithKline Beecham
              (Pharmaceuticals)                                    1,141,210
   275,000   Vodafone AirTouch
              (Cellular telephone network)                         1,370,780
                                                                  19,440,019

TOTAL COMMON STOCKS                                               91,590,639

(Cost $57,787,440)

SHARES OR
FACE AMOUNT  COMPANY                                          MARKET VALUE

REPURCHASE AGREEMENT - 5.29%
$5,117,000   State Street Bank, 2.50%, due January 3, 2000
             (Collateralized by U.S. Treasury Notes,
             4.50%, due September 30, 2000 with a value
             of $5,220,000)                                        5,117,000
(Cost $5,117,000)

TOTAL INVESTMENTS - 99.94%                                        96,707,639
(Cost $62,904,440)

Other assets less liabilities - 0.06%                                 59,839

TOTAL NET ASSETS - 100.00%                                     $  96,767,478

The identified cost of investments owned at
December 31, 1999, was the same for federal
income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $33,803,285, which is
comprised of unrealized appreciation of $35,882,164
and unrealized depreciation of $2,078,879.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Bond Trust

We closed out the calendar year of 1999 with
flat or slightly negative total returns, with
the income that the portfolios generated
being offset by the price depreciation we
saw. For the year ended December 31, 1999,
total investment returns (price change and
reinvested distributions) for Portfolio L and
S were -1.40% and 0.37%, respectively. These
compare to the Lehman Brothers Aggregate Bond
and Intermediate Gov't./Corp. indices which
returned -0.82% and 0.39% in 1999,
respectively.

Average annual compounded total returns for
Portfolio S for five and ten year periods as
of December 31, 1999, were 6.61% and 6.83%,
respectively. For Portfolio L, total returns
for five and ten year periods were 6.75% and
7.15%, respectively. Performance data
contained in this report is for past periods
only. Past performance is not predictive of
future performance. Investment return and
share value will fluctuate, and redemption
value may be more or less than original cost.

The bond market in general had a somewhat
difficult year, with interest rates rising
steadily throughout 1999, ending the year up
between 1.3% and 1.8%, depending on maturity.
The movement in interest rates is the primary
determinate of bond returns, and when
interest rates rise, bond prices fall.

We continue to be underweighted in Treasuries
and agencies (15 - 25% of the portfolio, vs.
75% of the Lehman Aggregate index) and
overweighted in corporates, mortgage-backed
issues and yankee bonds. These sectors
provide higher starting yields than
Treasuries, and give us the opportunity to
add value through good credit work, selecting
above-average issues and rotating between
sectors.

We focused on the mortgage- and asset-backed
areas in 1999. This type of bond issuance
(securitized), has seen tremendous growth
over the last few years. The bonds tend to be
AAA rated, with very strong support in terms
of cash flows and underlying collateral.
We're starting to introduce them to the
portfolio, focusing on very liquid, high
quality securities.

We also invest in commercial mortgage-backed
securities that are similar to GNMAs, but are
backed by large commercial loans, typically
on properties ranging from shopping malls to
multi-family housing. We're focusing only on
AAA bonds that are ERISA (Employee Retirement
and Investment Security Act) eligible.
Commercial mortgage-backed bonds have been
one of the best performing sectors of the
market in 1999, and we have about a 6%
weighting in our portfolios.

Yankee bonds are dollar-denominated bonds
issued in the U.S. by foreign banks and
corporations. Traditionally, we have only had
activity in Canadian Yankee bonds. We're
still heavily weighted in Canadian bonds, but
we are branching out into other country
issues (again, only those denominated in U.S.
dollars). They provide diversification, and
they're highly liquid. We feel that these are
an alternative investment to corporates,
providing a high-quality investment with a
good yield. In addition, they aren't as
highly correlated with corporates as some
other sectors, and may provide a buffer to
market volatility.

Looking forward, interest rates will be the
key issue in 2000. The Federal Reserve raised
rates in June, August and November of 1999 to
slow the economy down, apparently without
success. Everything that we look at would
lead us to believe that inflation is picking
up in the U.S., and even though it's not
showing up in the CPI numbers, it's a
possibility that the Fed will raise rates
again. However, if inflation stays down, and
the economy slows, there are some that say
interest rates will be much lower in the
2000. Although we favor the higher interest
rate scenario, our investment objective is to
bring expertise to the portfolios with our
credit work, issue selection and sector
rotation rather than positioning the
portfolios based on unpredictable interest
rate forecasts.

Additions and deletions within the portfolios:

Portfolio Long
Buys:
Lockheed Martin, 7.95%/2005 - turnaround
credit story, very cheap new issue

GMAC, 6.85%/2004 - solid credit, increasing
corporate bonds exposure

Quebec Province of Canada, 7.50%/2029 - good
credit, non-callable/puttable

FNMA, 7.50%/2029 - increasing exposure to
mortgage backed sector-attractive, new
production 30 year single family mortgages

Sells:
Hydro Quebec, 8.05%/2024 - sold this issue to
buy the noncallable Quebec issue above

Republic of Chile, 6.875%/2009 -  taking
profits from recent strong performance in this name

Wachovia Capital Trust II, 6.062%/2027 -
reducing exposure to banks

Raytheon, 6.15%/2008 - sold this recent purchase
following management disclosure of problems

Portfolio Short
Buys:
Lockheed Martin, 7.95%/2005 - turnaround
credit story, very cheap new issue

GMAC, 6.85%/2004 - solid credit, increasing
corporate bonds exposure

Quebec Province of Canada, 7.50%/2029 - good
credit, non-callable/puttable

FNMA, 7.50%/2029 - increasing exposure to
mortgage backed sector-attractive, new
production 30 year single family mortgages

Ford Motor Credit, 7.375%/2009 - extending
maturity of Ford holdings

Ford Motor Credit, 6.70%/2004 - new issue by
Ford global, improved liquidity & yield

Sells:
Hydro Quebec, 8.05%/2024 - sold this issue to
buy the noncallable Quebec issue above

Republic of Chile, 6.875%/2009 -  taking profits
from recent strong performance in this name

Wachovia Capital Trust II, 6.062%/2027 -
reducing exposure to banks

Raytheon, 6.15%/2008 - sold this recent purchase
following management disclosure of problems

Ford Motor Credit, 5.75%/2004

Cardinal Health, 6.25%/2008 - some concern over
mounting competitive pressure, recent negative news

Ford Motor Credit, 6.70%/2004

Currently, the average maturity is 9.3 years
for Portfolio S and 11.8 years for Portfolio
L, after taking into consideration bonds
trading to their call dates and average life
assumptions for mortgage and asset-backed
securities.

Quality Ratings
Portfolio L
Aaa                                     50.8%
Aa                                       5.4%
A                                       20.7%
Baa                                     23.1%
Total                                  100.0%
Source: Moody's

Quality Ratings
Portfolio S
Aaa                                     56.2%
Aa                                       7.2%
A                                       15.9%
Baa                                     20.7%
Total                                  100.0%
Source: Moody's

Schedule of Investments

December 31, 1999 (unaudited)

BABSON BOND TRUST - PORTFOLIO L
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

CORPORATE BONDS - 51.46%
BANKS AND FINANCE - 15.01%
American Stores Company, 8.00%, due June 1, 2026                  $   1,650,000      $  1,663,596
Associates Corporation North America, 5.80%, due April 20, 2004       4,500,000         4,263,705
Ford Capital B V, 10.125%, due November 15, 2000                      2,500,000         2,568,175
GMAC, 6.85%, due June 17, 2004                                        2,415,000         2,380,079
Hellenic Republic, 6.95%, due March 4, 2008                           1,300,000         1,251,796
Southern Investments UK PLC, 6.375%, due November 15, 2001            1,300,000         1,273,103
SunTrust Banks, Inc., 6.00%, due February 15, 2026                    3,000,000         2,769,750
                                                                     16,665,000         16,170,204
COMMUNICATIONS - 6.44%
A T & T Capital Corp., 6.875%, due January 16, 2001                   1,265,000         1,264,760
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                                767,055         801,703
Tele Communications, Inc., 8.75%, due February 15, 2023               1,000,000         1,000,430
Time Warner Entertainment Company LP, 8.375%, due March 15, 2023      1,000,000         1,039,730
Time Warner, Inc., 9.15%, due February 1, 2023                        1,350,000         1,508,450
WorldCom, Inc., 7.75%, due April 1, 2007                              1,300,000         1,325,727
                                                                      6,682,055         6,940,800
DIVERSIFIED - 2.92%
International Business Machines Corp., 6.22%, due August 1, 2027      1,500,000         1,443,870
Lucent Technologies, Inc., 6.90%, due July 15, 2001                   1,700,000         1,703,332
                                                                      3,200,000         3,147,202
INDUSTRIALS - 13.14%
Airgas, Inc., 7.14%, due March 8, 2004                                1,650,000         1,628,698
Cardinal Health, Inc., 6.00%, due January 15, 2006                    1,835,000         1,704,165
Comdisco, Inc., 6.375%, due November 30, 2001                         3,675,000         3,603,815
Georgia-Pacific Corp., 9.625%, due March 15, 2022                     1,500,000         1,547,925
Lockheed Martin, 7.95%, due December 1, 2005                            550,000         543,812
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                  1,892,106         1,870,763
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                 1,500,000         1,466,415
Philip Morris Companies, Inc., 7.20%, due February 1, 2007            1,000,000         936,270
Philip Morris Companies, Inc., 6.15%, due March 15, 2000                850,000         848,649
                                                                     14,452,106         14,150,512
TRANSPORTATION - 3.80%
CSX Corp., 9.50%, due August 1, 2000                                    680,000         690,560
JB Hunt Transport Services, Inc., 6.25%, due November 17, 2000        1,785,000         1,781,519
United Airlines Pass-Thru Trusts, 7.27%, due January 30, 2013         1,811,249         1,621,612
                                                                      4,276,249         4,093,691
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 6.77%
Canadian National Railway Company, 7.00%, due March 15, 2004          1,950,000         1,910,454
Newfoundland Province of Canada, 7.32%, due October 13, 2023          1,950,000         1,829,958
Ontario Province of Canada, 5.50%, due October 1, 2008                1,000,000         885,770
Quebec Province of Canada, 7.50%, due September 15, 2029              2,750,000         2,665,768
                                                                      7,650,000         7,291,950
UTILITIES - 3.38%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008         2,000,000         1,828,600
Illinois Power Special Purpose Trust, Cl. A-6,
 5.54%, due June 25, 2009                                             2,000,000         1,813,740
                                                                      4,000,000         3,642,340

TOTAL CORPORATE BONDS                                                56,925,410         55,436,699
(Cost $58,343,802)

ASSET-BACKED BONDS - 5.65%
California Infrastructure & Economic Development Bank
 Special Purpose Trust, 6.22%, due March 25, 2004                     1,000,000         988,120
California Infrastructure & Economic Development Bank
 Special Purpose Trust, 6.42%, due September 25, 2008                 2,500,000         2,419,800
Comed Transitional Funding Trust, 5.63%, due June 25, 2009            1,400,000         1,271,648
Green Tree Securitized Net Interest Margin Trust,
 7.25%, due July 15, 2005                                               514,562         498,000
MBNA Master Credit Card Trust II,
 5.90%, due August 15, 2011                                           1,000,000         905,880
TOTAL ASSET-BACKED BONDS                                              6,414,562         6,083,448
(Cost $6,396,776)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.87%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007           2,269,316         2,146,160
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                                         1,500,000         1,389,060
Nomura Asset Securities Corp., 6.59%, due March 17, 2028              3,000,000         2,790,930
TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                6,769,316         6,326,150
(Cost $6,827,254)

REVENUE BOND - 1.99%
New Jersey Economic Development Authority
          State Pension Funding Revenue,
          7.425%, due February 15, 2029                               2,200,000         2,145,748
(Cost $2,237,298)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 37.01%
U.S. GOVERNMENTAL AGENCY - 9.57%
*Government National Mortgage Association
          7.50%, due March 15, 2007                                      90,431         89,469
          7.50%, due July 15, 2007                                      144,936         143,395
          8.00%, due October 15, 2007                                   220,053         222,390
          8.00%, due November 15, 2009                                2,624,195         2,682,399
          9.50%, due April 15, 2016                                      21,463         22,871
          9.50%, due January 15, 2019                                    58,179         61,996
          8.00%, due May 15, 2022                                       259,515         262,271
          7.00%, due March 15, 2024                                   3,047,605         2,944,748
          8.00%, due December 15, 2026                                3,524,226         3,561,653
Small Business Administration guaranteed development
 participation certificates
          9.80%, due July 1, 2008                                       130,798         134,796
          10.05%, due August 1, 2008                                     65,435         68,218
          10.05%, due April 1, 2009                                     107,881         113,487
                                                                     10,294,717         10,307,693
U.S. GOVERNMENT SECURITIES - 12.13%
U.S. Treasury Notes
          11.125%, due August 15, 2003                                1,520,000         1,742,300
          7.25%, due August 15, 2004                                  2,850,000         2,939,063
          6.50%, due October 15, 2006                                 3,815,000         3,804,852
          8.125%, due May 15, 2021                                    4,000,000         4,585,000
                                                                     12,185,000         13,071,215

*GOVERNMENT SPONSORED ENTERPRISES - 15.31%
Federal Home Loan Mortgage Corporation
          7.75%, due April 12, 2008                                     150,545         152,097
          7.75%, due November 1, 2008                                    29,896         30,204
          8.00%, due August 1, 2009                                      28,488         29,058
          8.25%, due October 1, 2010                                    271,029         278,734
          9.00%, due June 1, 2016                                        90,717         95,054
          8.00%, due October 1, 2018                                    132,168         134,811
          9.00%, due October 1, 2018                                     61,314         63,863
          7.50%, due February 1, 2021                                   959,499         950,499
          6.00%, due November 1, 2028                                 6,184,724         5,668,671
Federal National Mortgage Association
          5.625%, due March 15, 2001                                  3,385,000         3,354,027
          7.00%, due December 1, 2007                                   330,815         319,958
          8.25%, due January 1, 2009                                    126,988         129,131
          5.25%, due January 15, 2009                                 1,250,000         1,102,250
          8.00%, due February 1, 2009                                   161,267         162,577
          7.50%, due September 1, 2011                                  201,176         202,558
          8.50%, due July 1, 2013                                        39,231         40,236
          9.50%, due June 25, 2018                                      110,271         114,435
          9.25%, due October 1, 2020                                     76,923         80,744
          6.50%, due March 1, 2029                                    1,216,116         1,146,566
          7.50%, due September 1, 2029                                2,466,267         2,440,050
                                                                     17,272,434         16,495,523
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                 39,752,151         39,874,431
(Cost $41,313,055)

TOTAL INVESTMENTS - 101.98%
109,866,476
(Cost $115,118,185)

Other assets less liabilities - (1.98%)
(2,129,102)

TOTAL NET ASSETS - 100.00%
$107,737,374

The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $5,251,709, which is
comprised of unrealized appreciation of $206,166
and unrealized depreciation of $5,457,875.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON BOND TRUST - PORTFOLIO S
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

CORPORATE BONDS - 43.54%
BANKS AND FINANCE - 9.93%
Associates Corporation North America, 5.80%, due April 20, 2004   $      750,000     $  710,618
Chrysler Financial Corp., 6.375%, due January 28, 2000                   600,000        600,120
GMAC, 6.85%, due June 17, 2004                                           700,000        689,878
Hellenic Republic, 6.95%, due March 4, 2008                              375,000        361,095
Southern Investments UK PLC, 6.375%, due November 15, 2001               300,000        293,793
SunTrust Banks, Inc., 6.00%, due February 15, 2026                       700,000        646,275
                                                                       3,425,000        3,301,779
COMMUNICATIONS - 5.42%
A T & T Capital Corp., 6.875%, due January 16, 2001                      350,000        349,934
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                                 556,204        581,327
Time Warner Entertainment Company LP, 8.375%, due March 15, 2023         300,000        311,919
WorldCom, Inc., 7.75%, due April 1, 2007                                 550,000        560,885
                                                                       1,756,204        1,804,065
DIVERSIFIED - 2.29%
International Business Machines Corp., 6.22%, due August 1, 2027         400,000        385,032
Lucent Technologies, Inc., 6.90%, due July 15, 2001
375,000          375,735
                                                                         775,000        760,767
INDUSTRIALS - 14.83%
Airgas, Inc., 7.14%, due March 8, 2004                                   550,000        542,899
Comdisco, Inc., 6.375%, due November 30, 2001                          1,000,000        980,630
Ford Motor Credit Company, 7.375%, due October 28, 2009                1,000,000        987,250
Georgia Pacific Corp., 9.125%, due July 1, 2022                          375,000        376,328
Lockheed Martin, 7.95%, due December 1, 2005                             175,000        173,031
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                     473,027        467,691
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                    500,000        488,805
Philip Morris Companies, Inc., 7.20%, due February 1, 2007               200,000        187,254
Philip Morris Companies, Inc., 6.15%, due March 15, 2000                 250,000        249,603
Service Corporation International,
  6.375% notes, due October 1, 2000                                      500,000        477,195
                                                                       5,023,027        4,930,686
TRANSPORTATION - 3.93%
Burlington Northern Santa Fe Corp., 6.05%, due March 15, 2001            400,000        395,016
JB Hunt Transport Services, Inc., 6.25%, due November 17, 2000           350,000        349,318
United Airlines Pass-Thru Trusts, 7.27%, due January 30, 2013            399,886        358,018
Wisconsin Central Transportation Corp., 6.625%, due April 15, 2008       225,000        205,999
                                                                       1,374,886        1,308,351
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 6.04%
Canadian National Railway Company, 7.00%, due March 15, 2004             500,000        489,860
Ontario Province of Canada, 5.50%, due October 1, 2008                 1,250,000        1,107,213
Quebec Province of Canada, 7.50%, due September 15, 2029                 425,000        411,982
                                                                       2,175,000        2,009,055
UTILITIES - 1.10%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008            400,000        365,720

TOTAL CORPORATE BONDS                                                 14,929,117        14,480,423
(Cost $15,593,187)

ASSET-BACKED BONDS - 6.97%
California Infrastructure & Economic Development Bank
 Special Purpose Trust
 6.14%, due March 25, 2002                                                99,189        99,474
 6.22%, due March 25, 2004                                               300,000        296,436
 6.42%, due September 25, 2008                                           150,000        145,188
Comed Transitional Funding Trust, 5.63%, due June 25, 2009             1,100,000        999,152
Green Tree Securitized Net Interest Margin Trust,
 6.90%, due February 15, 2004                                             53,066        52,702
MBNA Master Credit Card Trust II, 5.90%, due August 15, 2011             800,000        724,704
TOTAL ASSET-BACKED BONDS                                               2,502,255        2,317,656
(Cost $1,906,578)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.00%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007              726,181        686,771
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                                            250,000        231,510
Nomura Asset Securities Corporation, 6.59%, due March 17, 2028           800,000        744,248
TOTAL COMMERICAL MORTGAGE-BACKED BONDS                                 1,776,181        1,662,529
(Cost $1,790,146)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 44.24%
U.S. GOVERNMENTAL AGENCY - 6.63%
*Government National Mortgage Association
          8.00%, due October 15, 2007                                     15,954        16,123
          8.00%, due November 15, 2009                                   470,927        481,372
          7.50%, due October 15, 2011                                    266,902        269,152
          7.50%, due November 15, 2011                                   323,807        326,537
          9.50%, due September 15, 2019                                   13,412        14,292
          8.00%, due December 15, 2022                                   179,394        181,299
          7.00%, due May 15, 2024                                        566,814        547,684
          8.00%, due November 15, 2026                                   342,385        346,021
Small Business Administration guaranteed
 development participation certificates
          9.80%, due July 1, 2008                                         21,800        22,466
                                                                       2,201,395        2,204,946
U.S. GOVERNMENT SECURITIES - 7.51%
U.S. Treasury Bonds
          11.125%, due August 15, 2003                                   700,000        802,375
U.S. Treasury Notes
          7.25%, due August 15, 2004                                     250,000        257,813
          5.625%, due February 15, 2006                                  250,000        239,180
          6.50%, due October 15, 2006                                  1,200,000        1,196,808
                                                                       2,400,000        2,496,176
*GOVERNMENT SPONSORED ENTERPRISES - 30.10%
Federal Home Loan Mortgage Corporation
          8.25%, due July 1, 2008                                         17,318        17,615
          8.00%, due January 1, 2012                                     400,916        409,183
          9.00%, due June 1, 2016                                         73,271        76,774
          8.00%, due May 1, 2017                                          40,429        41,237
          9.00%, due May 15, 2021                                         87,601        90,174
          6.00%, due November 1, 2028                                  1,902,992        1,744,206
Federal National Mortgage Association
          5.625%, due March 15, 2001                                   4,425,000        4,384,511
          7.00%, due December 1, 2007                                     61,437        59,421
          5.25%, due January 15, 2009                                  1,450,000        1,278,610
          8.25%, due January 1, 2009                                      13,228        13,451
          7.50%, due September 1, 2011                                   201,176        202,558
          9.25%, due October 1, 2020                                      40,486        42,497
          7.50%, due September 1, 2020                                   739,880        732,015
          6.50%, due March 1, 2029                                       972,892        917,253
                                                                      10,426,626        10,009,505

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                  15,028,021        14,710,627
(Cost $15,159,433)

TOTAL INVESTMENTS - 99.75%
33,171,235
(Cost $34,449,344)

Other assets less liabilities - 0.25%                                                   83,829

TOTAL NET ASSETS - 100.00%                                                           $  33,255,064
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $1,278,109, which is
comprised of unrealized appreciation of $34,946
and unrealized depreciation of $1,313,055.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Babson Money Market Fund

There was a tremendous divide in the market
for the last six months of 1999 due to Y2K
concerns. Money market issuers, seeking to
ensure funding into the year 2000, boosted
yields on securities that mature in the first
quarter of 2000 to entice money market
investors. At the same time that this helped
ensure adequate funding for the issuers,
money market investors had an opportunity to
receive additional yield by extending from
December 1999 maturities to January and
February of 2000. Although this happens to a
certain extent each year-end, this year it
started as early as July.

Because many dealers were trying to get their
inventory off the books for year end, January
and February commercial paper was trading at
much higher yields than later paper - to the
extent of .50 to .75%. We took advantage of
this wide commercial paper yield differential
(what we call the "Y2K cliff") for the Prime
Portfolio, which boosted our yields during
this report period. Of course, we had to keep
some December paper for liquidity purposes.

We did not see the "Y2K cliff" yield
differential to the same extent in the
Federal Portfolio. First, because there is
not as much credit risk in Federal Treasury
and Agency paper as commercial paper, and
secondly, agencies did a better job managing
their issuance. Still, there was a benefit to
holding January and February paper, and we
took advantage when we could, without
compromising liquidity.

The U.S. economy continues to grow much
faster than expected, and well above
potential. In addition, rising wages have
remained an inflationary threat, as have oil
prices,  which doubled over the last twelve
months. These developments have pushed
interest rates 85-180 basis points higher
along the yield curve since the beginning of
the year. The three-month Treasury bill rose
from 4.45% to 5.30% over the course of 1999.
Given the economic fundamentals, the Federal
Reserve increased the Federal Funds rate
(5.50% at year end) by 25 basis points at
each of the June, August and November
meetings in an effort to offset potential
inflationary pressures. Despite these strong
economic fundamentals, inflation remains well
behaved. In fact the Consumer Price Index is
only running around 2%.

Looking toward the year 2000, there is
concern among Fed members regarding tight
employment, strong economic activity and
rising commodity prices. We anticipate a
heightened level of vigilance toward
inflationary pressures. Additional action by
the Fed is possible as we turn into the new
year, and consequently, short-term interest
rates are likely to rise at least through the
second quarter.

In money market investing, it is important
for investors to focus on quality and
liquidity since the rewards for riskier
strategies are meager. This has been our
policy at the Babson Money Market Fund, and
we feel that it will continue to benefit our
shareholders.

The seven-day yield for Babson Money Market
Fund's Prime Portfolio was 5.03% and the
Federal Portfolio was 4.58%, as of December
31, 1999.

An investment in this Fund is not insured or
guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Fund seeks to preserve the value
of your investment at $1.00 per share, it is
possible to lose money by investing in the
Fund.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON MONEY MARKET FUND - PRIME
                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

SHORT-TERM CORPORATE NOTES - 93.44%
AIG Funding, Incorporated, 5.68%, due May 5, 2000                 $    1,500,000     $  1,470,417
AT & T Corporation, 5.90%, due January 25, 2000                        2,000,000        1,992,133
Associates Corporation, 5.90%, due January 27, 2000                    2,000,000        1,991,478
Bell Atlantic Financial, 5.88%, due January 24, 2000                   1,900,000        1,892,862
Caterpillar Financial Services, 5.72%, due January 28, 2000            2,000,000        1,991,420
Coca-Cola Company, 5.75%, due March 7, 2000                            2,000,000        1,978,917
duPont (E.I.) deNemours & Company, 5.85%, due January 18, 2000         1,000,000        997,238
duPont (E.I.) deNemours & Company, 5.45%, due March 2, 2000            1,000,000        990,765
Emerson Electric Company, 5.95%, due January 31, 2000                  1,000,000        995,042
Ford Motor Credit Company, 6.50%, due January 4, 2000                  1,500,000        1,499,188
General Mills, Incorporated, 5.80%, due February 23, 2000              1,900,000        1,883,776
General Motors Acceptance Corporation, 5.70%, due March 6, 2000        2,000,000        1,979,417
Grainger (W.W.), Incorporated, 5.82%, due February 17, 2000            1,900,000        1,885,563
Heinz (H.J.) Company, 5.85%, due January 31, 2000                      2,000,000        1,990,250
IBM Credit Corporation, 5.52%, due February 4, 2000                    1,800,000        1,790,616
Lucent Technologies, Incorporated, 5.77%, due February 2, 2000         1,900,000        1,890,255
McGraw-Hill Companies, Incorporated, 6.20%, due January 21, 2000       2,000,000        1,993,111
Merck & Company, Incorporated, 5.30%, due February 4, 2000             1,800,000        1,790,990
Motorola, Incorporated, 6.55%, due January 28, 2000                    1,100,000        1,094,596
Nicor, Incorporated, 5.89%, due January 18, 2000                       2,000,000        1,994,437
Proctor & Gamble Company, 5.85%, due February 4, 2000                  2,000,000        1,988,950
Sonoco Products Company, 5.75%, due March 14, 2000                     1,000,000        988,340
TOTAL SHORT-TERM CORPORATE NOTES                                      37,300,000        37,069,761
(Cost $37,069,761)

GOVERNMENT SPONSORED ENTERPRISES - 4.98%
Federal Home Loan Mortgage Corporation Discount Notes,
 5.20%, due March 31, 2000                                             1,000,000        987,000
Federal Home Loan Mortgage Corporation Discount Notes,
 5.22%, due March 31, 2000                                             1,000,000        986,950
TOTAL GOVERNMENT SPONSORED ENTERPRISES                                 2,000,000        1,973,950
(Cost $1,973,950)

REPURCHASE AGREEMENT - 1.80%
Morgan Guaranty Trust Company, 2.25%, due January 3, 2000
 (Collateralized by U.S. Treasury Notes,
 6.75%, due August 15, 2026 with a value of $730,317)                   716,000          716,000
(Cost $716,000)

TOTAL INVESTMENTS - 100.22%                                                             39,759,711
(Cost $39,759,711)

Other assets less liabilities - (0.22%)                                                 (86,889)

TOTAL NET ASSETS - 100.00%                                                          $   39,672,822
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON MONEY MARKET FUND - FEDERAL

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

GOVERNMENT SPONSORED ENTERPRISES - 82.72%
Federal Farm Credit Banks Discount Notes,
          5.50%, due March 27, 2000                               $    1,000,000    $   986,861
Federal Home Loan Mortgage Corporation Discount Notes
          5.75%, due January 24, 2000                                  1,500,000        1,494,490
          5.51%, due March 8, 2000                                       500,000        494,873
          5.49%, due February 2, 2000                                  1,000,000        995,120
          5.73%, due March 30, 2000                                    1,000,000        985,834
Federal National Mortgage Association Discount Notes
          5.53%, due February 2, 2000                                  2,250,000        2,238,940
          5.57%, due March 1, 2000                                       750,000        743,037
TOTAL GOVERNMENT SPONSORED ENTERPRISES                                 8,000,000        7,939,155
(Cost $7,939,155)

REPURCHASE AGREEMENT - 17.75%
Morgan Guaranty Trust Company, 2.25%, due January 3, 2000
 (Collateralized by U.S. Treasury Notes,
 6.75%, due August 15, 2026 with a value of $1,738,076)                1,704,000        1,704,000
(Cost $1,704,000)

TOTAL INVESTMENTS - 100.46%                                                             9,643,155
(Cost $9,643,155)

Other assets less liabilities - (0.46%)                                                 (44,324)

TOTAL NET ASSETS - 100.00%                                                          $   9,598,831
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

This was the worst year for fixed income
portfolios since 1994. Municipal rates rose a
full 1%, and when interest rates rise, bond
prices fall. The last six months of 1999
remained consistent with that story, with the
Tax-Free Short Portfolio's total investment
return

(price change and reinvested distributions)
of 0.86% and Long Portfolio returning -1.63%,
compared to the Lipper Short-Intermediate
Municipal Bond index return of 0.69% and the
Lipper General Municipal Bond index return of
-5.75%. Portfolio MM's price remained at
$1.00 and provided a return of 1.42% for the
same period. Some income from the Fund may be
subject to the federal Alternative Minimum
Tax as well as state and local taxes. The
average maturities of Portfolio L, S and MM
were 13.7 years, 4.3 years and 35 days,
respectively.

Average annual compounded total returns for
one, five and ten year periods as of December
31, 1999, were -3.10%, 5.95% and 6.02% for
Portfolio L, 0.49%, 4.46% and 4.93% for
Portfolio S and 2.69%, 3.01% and 3.16% for
Portfolio MM, respectively. Performance data
contained in this report is for past periods
only. Past performance is not predictive of
future performance. Investment return and
share value will fluctuate, and redemption
value may be more or less than original cost.

In general, market returns for municipals
were negative for the one year period ending
December 31. Results, however, varied widely
across the yield curve, with the shortest
maturities posting the best performance and
maturities beyond seven years dipping into
sharply negative territory. One-year
municipals returned three percent, while
returns for maturities beyond twenty years
were down almost seven percent.

The Federal Reserve's interest rate hikes,
coupled with a decline in demand by mutual
funds, put upward pressure on municipal
rates. Tax loss selling (selling securities
that have depreciated in value to offset
gains) which began late in the third quarter,
continued unabated until the very end of the
year.

While 1999 was very disappointing in many
respects, municipal credit quality stood out.
As a result of the healthy economy, many
state and local governments report they are
in the best fiscal shape ever. Due to the
robust economy, and resultant increases in
income, property, business and sales tax
revenues, general obligation and tax-backed
bonds have been the best performers.
Restructuring in the health care and utility
sectors caused these sectors to weaken. We
have pared down our exposure in the hospital
sector due to continuing pressures and the
potential for further credit deterioration.

Over the last several years we've had a bias
towards purchasing high quality issues
because quality spreads have been narrow.
When quality spreads are narrow, investors
are not fully compensated with additional
yield for assuming more credit risk.
Portfolio L and S both have an average
quality rating of AA+, with 97% of Portfolio
L and 93% of Portfolio S in A, AA, or AAA
rated bonds.

As the new year begins, the market is
expecting the Federal Reserve Board to raise
interest rates in an effort to dampen
economic growth and combat inflation. Actions
by the Fed will impact the direction of
municipal rates as well. Additionally, being
an election year, there will likely be
discussions regarding the reduction of income
taxes.  We will continue to look for
opportunities to add value to the portfolios
through the purchase of undervalued issues,
sectors and maturities. We expect our general
obligation and tax-backed bonds (which make
up 44% of Portfolio S, and 38% of Portfolio
L) to continue to be good performers.

We find that many of our investors are in
high tax brackets, which makes investing in a
tax-exempt vehicle that much more important.
Our Portfolios are managed for those
investors to be conservative, provide a good
total return, and to minimize tax
consequences. Our small size is a benefit,
because we can take advantage of smaller
pieces and smaller issues, and we can move in
and out of the market easily.

Quality Ratings

             PORTFOLIO   PORTFOLIO   PORTFOLIO
                 L          S           MM
Aaa             56%        60%          89%
Aa              31         24           11
A               10          9            0
Lower            3          7            0
Total          100%       100%         100%
Source: Moody's

Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO L

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

ALABAMA
Jefferson County Sewer, 5.00%, due February 1, 2033               $    1,000,000    $   822,500
ARIZONA
Maricopa County Unified School District #48,
  9.25%, due July 1, 2007                                                500,000        631,875
ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010                            1,000,000        571,250
CALIFORNIA
California, 5.50%, due October 1, 2011                                 1,000,000        1,020,000
Santa Rosa Water, Series B, 6.00%, due September 1, 2015                 500,000        521,875
University of California, Series D, 5.75%, due July 1, 2013            1,000,000        1,017,500
COLORADO
Adams County School District #12, 6.20%, due December 15, 2010           500,000        517,500
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                  245,000        252,350
District of Columbia, Series A, 5.75%, due June 1, 2003                  255,000        262,013
FLORIDA
Dade County, 0.00%, due October 1, 2027                                1,000,000        195,000
Florida State Public Board of Education, Series A,
  7.25%, due June 1, 2023                                              1,000,000        1,032,540
Miami-Dade County, Series A, 0.00%, due October 1, 2015                  500,000        196,250
Palm Beach County Airport, 7.75%, due October 1, 2010                    500,000        535,000
Tampa (Catholic Health Care East),
  4.875%, due November 15, 2023                                          500,000        417,500
ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022                         1,000,000        872,500
Lake County School District, 5.00%, due December 15, 2014              1,000,000        918,750
Metro Pier & Expo Tax Authority, 5.375%, due December 15, 2017         1,000,000        931,250
INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
  5.60%, due August 1, 2015                                              500,000        495,625
KANSAS
Johnson County Unified School District #229, Series A,
  4.90%, due October 1, 2011                                           1,000,000        958,750
LOUISIANA
St. Tammany Parish Hospital Service District #2
  (Slidell Memorial Hospital & Medical Center),
  6.125%, due October 1, 2011                                            500,000        521,875
MASSACHUSETTS
Massachusetts Health & Education, Series D,
  5.75%, due July 1, 2014                                                500,000        501,250
Massachusetts Housing Finance Agency Projects, Series A,
  6.375%, due April 1, 2021                                              975,000        987,187
Massachusetts State Consolidated Loan,
  5.25%, due August 1, 2018                                            1,000,000        921,250
NEVADA
Clark County School District, Series A, 6.75%, due March 1, 2007         500,000        514,375
NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
  (Concord Hospital),
  5.70%, due October 1, 2010                                             500,000        513,750
New Hampshire Higher Education & Health Facility
  (Franklin Pierce Law Center), 5.50%, due July 1, 2018                  500,000        442,500
NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003                        115,000        125,781
NEW YORK
Long Island Power, 3.60%, due May 1, 2033                                800,000        800,000
New York City Municipal Water Financing Authority, Series A,
  6.80%, due June 15, 2004                                             1,000,000        1,041,250
New York Dormitory (State University Education Facility),
  Series B, 6.10%, due May 15, 2008                                    1,000,000        1,067,500
New York Environmental, Series B, 6.65%, due September 15, 2013          500,000        527,500
RHODE ISLAND
Rhode Island Depositors Economic Protection Corp., Series B,
  5.80%, due August 1, 2009                                              500,000        521,875
Rhode Island Industrial Facility Corp.,
  9.125%, due October 1, 2000                                             20,000        20,015
TENNESSEE
Metro Nashville Airport, 5.00%, due October 1, 2012                      200,000        200,000
TEXAS
San Antonio Electric & Gas, 5.75%, due February 1, 2011                  295,000        298,319
San Antonio Electric & Gas, 5.75%, due February 1, 2011                  205,000        211,406
VIRGINIA
Fairfax County Industrial Development,
  5.50%, due August 15, 2009                                             500,000        499,375
WASHINGTON
Tacoma Conservation System Project (Tacoma Public Utilities),
  6.50%, due January 1, 2012                                             500,000        526,250
Seattle Water System, 5.75%, due July 1, 2023                          1,000,000        955,000
WISCONSIN
Wisconsin Public Power, 5.90%, due July 1, 2011                          500,000        518,125

TOTAL INVESTMENTS - 98.68%                                                              23,884,611
(Cost $24,073,865)

Other assets less liabilities - 1.32%                                                   319,037

TOTAL NET ASSETS - 100.00%                                                          $   24,203,648
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $189,253, which is
comprised of unrealized appreciation of $452,982
and unrealized depreciation of $642,235.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO S

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

ARIZONA
Chandler, 6.90%, due July 1, 2005                                 $    1,000,000    $   1,097,137
Maricopa County Unified School District #93,
  6.40%, due July 1, 2005                                                500,000        532,500
COLORADO
Jefferson County School District #R-001, Series A,
  6.00%, due December 15, 2006                                           500,000        529,375
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                  245,000        252,350
District of Columbia, Series A, 5.75%, due June 1, 2003                  255,000        262,013
GUAM
Guam Government Limited Obligation, Series A,
  5.75%, due May 1, 2001                                                 500,000        508,750
HAWAII
Hawaii State, 5.50%, due September 1, 2006                               500,000        513,750
ILLINOIS
Chicago Public Building, 5.375%, due February 1, 2005                    250,000        255,313
Du Page & Will Counties Community School District #204,
  7.25%, due December 30, 2004                                           500,000        551,250
INDIANA
Kokomo-Center School Building Corp., 6.75%, due July 15, 2007            250,000        275,625
MASSACHUSETTS
Massachusetts Health & Education (Milford-Whitinsville Regional),
  Series C, 4.75%, due July 15, 2003                                     500,000        483,125
Massachusetts Housing Finance Agency Projects, Series A,
  5.35%, due April 1, 2003                                               500,000        508,750
MICHIGAN
Utica Community Schools, 5.375%, due May 1, 2005                         500,000        510,625
MISSOURI
Sikeston Electric, 5.80%, due June 1, 2002                               500,000        515,000
NEVADA
Washoe County Hospital, Series A, 5.25%, due June 1, 2001                500,000        505,625
Washoe County (Reno Sparks Bowling Facility), Series A,
  5.40%, due July 1, 2006                                                500,000        508,750
NEW YORK
Battery Park City, 6.00%, due November 1, 2003                           500,000        518,750
Long Island Power, 3.60%, due May 1, 2033                                400,000        400,000
Metropolitan Transportation, 5.00%, due April 1, 2008                    500,000        494,375
New York Medical Care Finance Agency, Series F,
  6.00%, due August 15, 2002                                             500,000        515,000
New York Medical Care Finance Agency, Series A,
  5.40%, due August 15, 2004                                             235,000        237,693
New York State Dormitory, 5.35%, due November 1, 2005                    500,000        511,250
New York State Thruway Authority Highway,
  5.50%, due April 1, 2005                                               500,000        514,375
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency, Series 93 B,
  5.375%, due January 1, 2001                                            500,000        501,115
OHIO
Columbus City School District, 6.65%, due December 1, 2012               500,000        536,250
Ohio Major Infrastructure, 5.00%, due December 15, 2007                  500,000        497,500
Ohio State Building Authority, 4.00%, due October 1, 2004                250,000        241,562
PENNSYLVANIA
North Hampton County, 4.20%, due August 15, 2008                         500,000        464,375
TENNESSEE
McKinney Independent School, 5.25%, due February 15, 2006                500,000        508,125
Tennessee Housing Development Agency, Series A,
  4.95%, due July 1, 2000                                                490,000        491,377
TEXAS
Houston, Series C, 5.90%, due March 1, 2003                              140,000        143,675
Houston, Series C, 5.90%, due March 1, 2003                              360,000        369,000
WASHINGTON
Washington Public Power Supply System Nuclear Project #2,
  Series B, 5.10%, due July 1, 2004                                      500,000        504,375
Washington Public Power Supply System Nuclear Project #2,
  Series B, 7.50%, due July 1, 2004                                      300,000        310,767
Washington, Series B, 5.00%, due January 1, 2008                         500,000        495,625
WISCONSIN
Milwaukee County, Series A, 5.35%, due September 1, 2001                 500,000        506,875
Milwaukee Metropolitan Sewer District, Series A,
 7.00%, due September 1, 2000                                            500,000        509,280

TOTAL INVESTMENTS - 98.65%                                                              17,081,282
(Cost $17,178,732)

Other assets less liabilities - 1.35%                                                   234,052

TOTAL NET ASSETS - 100.00%                                                          $   17,315,334
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

Net unrealized depreciation for federal
income tax purposes was $97,450, which is
comprised of unrealized appreciation of $136,701
and unrealized depreciation of $234,151.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 1999 (unaudited)

BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

                                                                     PRINCIPAL
DESCRIPTION                                                           AMOUNT            MARKET VALUE

ARIZONA
Maricopa County, 4.90%, due May 1, 2029*                          $      200,000    $   200,000
Salt River, Series 97 A, 3.40%, due February 11, 2000                    250,000        250,000
CONNECTICUT
Connecticut, Series 97 B, 5.10%, due May 15, 2014*                       200,000        200,000
Connecticut, 3.38%, due July 1, 2000                                     200,000        200,000
FLORIDA
Dade County (Florida Power & Light),
  4.40%, due June 1, 2021*                                               200,000        200,000
GEORGIA
Burke County Development Authority, 4.90%, due July 1, 2024*             100,000        100,000
De Kalb Private Hospital Authority
  (Egleston Childrens Hospital), Series A,
  5.20%, due March 1, 2024*                                              300,000        300,000
ILLINOIS
Illinois Health Facilties (Rush-Presbyterian, St. Lukes),
  Series B, 5.60%, due November 15, 2023*                                100,000        100,000
Illinois Health Facilties (Rush-Presbyterian, St. Lukes),
  5.35%, due August 15, 2022*                                            200,000        200,000
INDIANA
Indiana University, 3.75%, due August 1, 2000                            100,000        100,337
St. Joseph County Education Facilities
  (University of Notre Dame), 5.20%, due March 1, 2033*                  300,000        300,000
LOUISIANA
St. Charles Parish, 4.85%, due October 1, 2022*                          100,000        100,000
MICHIGAN
Michigan Municipal Bond Authority, 4.25%, due August 5, 2000             125,000        125,507
Michigan State Building Authority, 3.90%, due January 12, 2000           150,000        150,000
MINNESOTA
Rochester Health Facility (Mayo Foundation), Series 92,
  3.75%, due March 8, 2000                                               300,000        300,000
MISSOURI
Missouri Health & Education Facilities Authority,
  3.65%, due March 1, 2000                                               200,000        200,000
NEBRASKA
Omaha Public Power District, 4.30%, due February 1, 2000                 100,000        100,082
NEVADA
Clark County, 5.15%, due July 1, 2025*                                   300,000        300,000
NEW MEXICO
Albuquerque Airport, Series 95, 5.15%, due July 1, 2014*                 100,000        100,000
Hurley (British Petroleum), 4.85%, due December 1, 2015*                 100,000        100,000
NEW JERSEY
Bergen County, 6.35%, due January 15, 2000                               180,000        180,208
NEW YORK
Long Island Power, 4.75%, due May 1, 2033*                               150,000        150,000
NORTH CAROLINA
Charlotte Airport, Series 93 A, 5.15%, due July 1, 2016*                 300,000        300,000
Raleigh Durham Airport Authority, 4.95%, due November 1, 2015*           200,000        200,000
Winston-Salem Water & Sewer System, 5.20%, due June 1, 2014*             200,000        200,000
RHODE ISLAND
Rhode Island Correction Facility, 5.60%, due June 1, 2018                300,000        300,000
TEXAS
Dallas Rapid Transportation Sales, 3.85%, due February 11, 2000          250,000        250,000
Harris County, 3.75%, due January 24, 2000                               345,000        345,000
Harris County, 3.70%, due March 9, 2000                                  100,000        100,000
Lone Star Airport Improvement Authority, Series B-4,
  4.80%, due December 1, 2014*                                           100,000        100,000
San Antonio Water System, 3.65%, due March 10, 2000                      300,000        300,000
Shelby County, 3.70%, due March 8, 2000                                  100,000        100,000
Texas State Tax & Revenue Anticipation Notes,
  4.50%, due August 31, 2000                                             200,000        201,092
WASHINGTON
Seattle Municipal Light & Power, 5.55%, due November 1, 2018*            100,000        100,000
Washington, Series 96 B, 5.40%, due June 1, 2020*                        200,000        200,000
Washington Public Power Supply System Nuclear Project #1,
  Series 1A-1, 5.50%, due July 1, 2017*                                  100,000        100,000
WISCONSIN
Sheboygan (Wisconsin Power & Light Co),
   5.00%, due August 1, 2014*                                            300,000        300,000
WYOMING
Lincoln County, Series D, 4.85%, due August 1, 2015*                     200,000        200,000
Sublette County, 4.85%, due November 1, 2014                             100,000        100,000

TOTAL INVESTMENTS - 98.73%                                                              7,352,226
(Cost $7,352,226)

Other assets less liabilities - 1.27%                                                   94,870

TOTAL NET ASSETS - 100.00%                                                          $   7,447,096
The identified cost of investments owned at
December 31, 1999, was the same for financial
statement and federal income tax purposes.

*Variable rate security

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    BABSON           BABSON          BABSON
                                               ENTERPRISE FUND ENTERPRISE FUND II GROWTH FUND

ASSETS:
 Investments at cost                              $   121,516     $     52,643     $291,272
 Investments at value                             $   116,116     $     63,816     $509,882
 Cash denominated in foreign currencies (cost $2)           -                -            -
 Cash                                                      14                -        1,068

 Receivables:
   Investments sold                                         -                -        2,554
   Dividends                                              171               87          261
   Interest                                                 -                -            3
   Fund shares sold                                         2                -            3
   Foreign tax                                              -                -            -
   Other                                                    -                -            -
 Prepaid registration fees                                  -                -            -
      Total assets                                    116,303           63,903      513,771
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -              524            -
 Payables:
   Management fees                                        110               65          320
   Registration fees                                        -                -            -
   Dividends                                                -                -            -
   Investments purchased                                  146                -       13,101
   Fund share redemptions                                   -                -            -
   Foreign tax withholding                                  -                -            -
   Other                                                    -                -            -
      Total liabilities                                   256              589       13,421
NET ASSETS                                        $   116,047     $     63,314     $500,350
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $   115,758     $     48,781     $243,987
 Undistributed net investment income                      199               42         (15)
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                        5,490            3,317       37,767
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies               (5,400)          11,174      218,611
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $   116,047     $     63,314     $500,350
Capital shares, $1.00 par value
 Authorized                                            20,000           10,000      100,000
 Outstanding                                            9,579            2,684       24,158
NET ASSET VALUE PER SHARE                         $     12.11     $      23.59       $20.71

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    SHADOW           BABSON
                                                  STOCK FUND       VALUE FUND
ASSETS:
 Investments at cost                              $    34,736     $    638,717
 Investments at value                             $    40,756     $    817,568
 Cash denominated in foreign currencies (cost $2)           -                -
 Cash                                                     106                -

 Receivables:
   Investments sold                                         -           27,243
   Dividends                                               60              852
   Interest                                                 -                2
   Fund shares sold                                         5              216
   Foreign tax                                              -                -
   Other                                                    -                -
 Prepaid registration fees                                  -                -
      Total assets                                     40,927          845,881
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -           21,760
 Payables:
   Management fees                                         34              703
   Registration fees                                        -                -
   Dividends                                                -                -
   Investments purchased                                    -                -
   Fund share redemptions                                   -                -
   Foreign tax withholding                                  -                -
   Other                                                    -                -
      Total liabilities                                    34           22,463
NET ASSETS                                        $    40,893     $    823,418
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    32,662     $    530,582
 Undistributed net investment income                      149            6,709
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                        2,061          107,276
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                6,021          178,851
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    40,893     $    823,418
Capital shares, $1.00 par value
 Authorized                                            10,000           50,000
 Outstanding                                            3,568           18,610
NET ASSET VALUE PER SHARE                         $     11.46     $      44.25

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                   BABSON-           BABSON          BABSON
                                                STEWART IVORY      BOND TRUST      BOND TRUST
                                              INTERNATIONAL FUND  PORTFOLIO L     PORTFOLIO S

ASSETS:
 Investments at cost                              $    62,904     $    115,118     $34,449
 Investments at value                             $    96,708     $    109,866     $33,171
 Cash denominated in foreign currencies (cost $2)           3                -          -
 Cash                                                       1                -          -

 Receivables:
   Investments sold                                         -                -          -
   Dividends                                               61                -          -
   Interest                                                 -            1,796          537
   Fund shares sold                                        18                -          7
   Foreign tax                                             63                -          -
   Other                                                    -              153          56
 Prepaid registration fees                                  -                3          1
      Total assets                                     96,854          111,818          33,772
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -            3,415          323
 Payables:
   Management fees                                         80               89          19
   Registration fees                                        -                -          -
   Dividends                                                -              577          175
   Investments purchased                                    -                -          -
   Fund share redemptions                                   -                -          -
   Foreign tax withholding                                  7                -          -
   Other                                                    -                -          -
      Total liabilities                                    87            4,081          517
NET ASSETS                                        $    96,767     $    107,737     $    33,255
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    49,268     $    116,538     $    36,729
 Undistributed net investment income                     (674)               -          -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                       14,372           (3,549)         (2,196)
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies               33,801            (5,25)         (1,278)
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    96,767     $    107,737     $    33,255
Capital shares, $1.00 par value
 Authorized                                            10,000        Unlimited          Unlimited
 Outstanding                                            3,913           72,552          3,549
NET ASSET VALUE PER SHARE                         $     24.73     $       1.48     $    9.37
See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    BABSON             BABSON
                                              MONEY MARKET FUND  MONEY MARKET FUND
                                               PRIME PORTFOLIO   FEDERAL PORTFOLIO

ASSETS:
 Investments at cost                              $    39,760     $      9,643
 Investments at value                             $    39,760     $      9,643
 Cash denominated in foreign currencies (cost $2)           -                -
 Cash                                                      88                -

 Receivables:
   Investments sold                                         -                -
   Dividends                                                -                -
   Interest                                                 -                -
   Fund shares sold                                         -                -
   Foreign tax                                              -                -
   Other                                                    -                -
 Prepaid registration fees                                 24               12
      Total assets                                     39,872            9,655
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -               11
 Payables:
   Management fees                                         30                7
   Registration fees                                        -                -
   Dividends                                              169               38
   Investments purchased                                    -                -
   Fund share redemptions                                   -                -
   Foreign tax withholding                                  -                -
   Other                                                    -                -
      Total liabilities                                   199               56
NET ASSETS                                        $    39,673     $      9,599
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    39,680     $      9,599
 Undistributed net investment income                        -                -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                           (7)               -
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                    -                -
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    39,673     $      9,599
Capital shares, $1.00 par value
 Authorized                                         1,000,000        1,000,000
 Outstanding                                           39,677            9,598
NET ASSET VALUE PER SHARE                         $      1.00     $       1.00
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 1999

(in thousands except per share data)

                                                    BABSON           BABSON          BABSON
                                                   TAX-FREE         TAX-FREE        TAX-FREE
                                                 INCOME FUND      INCOME FUND     INCOME FUND
                                                 PORTFOLIO L      PORTFOLIO S     PORTFOLIO MM

ASSETS:
 Investments at cost                              $    24,074      $    17,179     $7,352
 Investments at value                             $    23,885      $    17,081     $7,352
 Cash denominated in foreign currencies (cost $2)           -                -          -
 Cash                                                      27               27          64

 Receivables:
   Investments sold                                         -                -          -
   Dividends                                                -                -          -
   Interest                                               376              278          55
   Fund shares sold                                        28                -          -
   Foreign tax                                              -                -          -
   Other                                                    -                -          -
 Prepaid registration fees                                  -                -          -
      Total assets                                     24,316           17,386          7,471
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -                -          -
 Payables:
   Management fees                                         20               14          4
   Registration fees                                        -                1          -
   Dividends                                               92               56          20
   Investments purchased                                    -                -          -
   Fund share redemptions                                   -                -          -
   Foreign tax withholding                                  -                -          -
   Other                                                    -                -          -
      Total liabilities                                   112               71          24
NET ASSETS                                        $    24,204     $     17,315     $    7,447
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $    24,427     $     17,463     $    7,450
 Undistributed net investment income                        -                1          -
 Undistributed net realized gain (loss)
   from investment transactions and
   foreign currency transactions                          (34)             (52)         (3)
 Net unrealized appreciation (depreciation)
   of investments and translation of assets
   and liabilities in foreign currencies                 (189)             (97)         -
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $    24,204     $     17,315     $    7,447
Capital shares, $1.00 par value
 Authorized                                            50,000           50,000          100,000
 Outstanding                                            2,852            1,663          7,444
NET ASSET VALUE PER SHARE                         $      8.49     $      10.41     $    1.00
See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON           BABSON           BABSON
                                               ENTERPRISE FUND  ENTERPRISE FUND II  GROWTH FUND

INVESTMENT INCOME:
   Dividends                                      $       750     $        457     $    1,462
   Interest                                                52               23          395
   Foreign tax withheld                                    (3)               -          -
                                                          799              480          1,857
EXPENSES:
   Management fees                                        741              422          1,848
   Registration fees                                       13               13          24
   Custody and pricing service fees                         -                -          -
      Total expenses before voluntary reduction
      of management fees                                  754              435          1,872
      Less: voluntary reduction of management fees          -                -          -
     Net expenses                                         754              435          1,872
     Net investment income                                 45               45          (15)
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            3,172            2,786          31,175
     Foreign currency transactions                          -                -          -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                      (19,266)          (4,543)         14,062
     Translation of assets and liabilities
      in foreign currencies                                 -                -          -
     Net gain (loss) on investments
      and foreign currency                            (16,094)          (1,757)         45,237
     Net increase (decrease) in net assets
      resulting from operations                   $    (16,04)    $     (1,712)    $    45,222
See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)
                                                    SHADOW           BABSON
                                                  STOCK FUND       VALUE FUND
INVESTMENT INCOME:
   Dividends                                      $       340     $     19,124
   Interest                                                34              653
   Foreign tax withheld                                     -             (163)
                                                          374           19,614
EXPENSES:
   Management fees                                        177            5,001
   Registration fees                                       65               31
   Custody and pricing service fees                         -                -
      Total expenses before voluntary reduction
      of management fees                                  242            5,032
      Less: voluntary reduction of management fees          -                -
     Net expenses                                         242            5,032
     Net investment income                                132           14,582
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            2,009           76,022
     Foreign currency transactions                          -                -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       (3,230)        (212,792)
     Translation of assets and liabilities
      in foreign currencies                                 -                -
     Net gain (loss) on investments
      and foreign currency                             (1,221)        (136,770)
     Net increase (decrease) in net assets
      resulting from operations                   $    (1,089)    $   (122,188)

See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                   BABSON-           BABSON          BABSON
                                                STEWART IVORY      BOND TRUST      BOND TRUST
                                              INTERNATIONAL FUND  PORTFOLIO L     PORTFOLIO S

INVESTMENT INCOME:
   Dividends                                      $       369     $          -     $    -
   Interest                                                35            4,044          1,192
   Foreign tax withheld                                   (48)               -          -
                                                          356            4,044          1,192
EXPENSES:
   Management fees                                        412              551          170
   Registration fees                                       14               14          5
   Custody and pricing service fees                       116                -          -
      Total expenses before voluntary reduction
      of management fees                                  542              565          175
      Less: voluntary reduction of management fees          -                -          (54)
     Net expenses                                         542              565          121
     Net investment income                               (186)           3,479          1,071
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                            8,263             (244)         (200)
     Foreign currency transactions                        (20)               -          -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       14,450           (3,147)         (638)
     Translation of assets and liabilities
      in foreign currencies                                11                -          -
     Net gain (loss) on investments
      and foreign currency                             22,704           (3,391)         (838)
     Net increase (decrease) in net assets
      resulting from operations                   $    22,518     $         88     $    233
See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON              BABSON
                                              MONEY MARKET FUND   MONEY MARKET FUND
                                               PRIME PORTFOLIO    FEDERAL PORTFOLIO

INVESTMENT INCOME:
   Dividends                                      $         -     $          -
   Interest                                             1,098              305
   Foreign tax withheld                                     -                -
                                                        1,098              305
EXPENSES:
   Management fees                                        173               50
   Registration fees                                        5                1
   Custody and pricing service fees                         -                -
      Total expenses before voluntary reduction
      of management fees                                  178               51
      Less: voluntary reduction of management fees          -                -
     Net expenses                                         178               51
     Net investment income                                920              254
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                                -                -
     Foreign currency transactions                          -                -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                            -                -
     Translation of assets and liabilities
      in foreign currencies                                 -                -
     Net gain (loss) on investments
      and foreign currency                                  -                -
     Net increase (decrease) in net assets
      resulting from operations                   $       920     $        254
See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
(In Thousands)

                                                    BABSON           BABSON          BABSON
                                                   TAX-FREE         TAX-FREE        TAX-FREE
                                                 INCOME FUND      INCOME FUND     INCOME  FUND
                                                 PORTFOLIO L      PORTFOLIO S     PORTFOLIO MM

INVESTMENT INCOME:
   Dividends                                      $         -     $          -     $    -
   Interest                                               694              437          180
   Foreign tax withheld                                     -                -          -
                                                          694              437          180
EXPENSES:
   Management fees                                        120               87          27
   Registration fees                                        8                6          4
   Custody and pricing service fees                         -                -          -
      Total expenses before voluntary reduction
      of management fees                                  128               93          31
      Less: voluntary reduction of management fees          -                -          -
     Net expenses                                         128               93          31
     Net investment income                                566              344          149
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions                               38              (83)         (2)
     Foreign currency transactions                          -                -          -
   Net unrealized appreciation (depreciation)
     during the period on:
     Investments                                       (1,042)             (93)         -
     Translation of assets and liabilities
      in foreign currencies                                 -                -          -
     Net gain (loss) on investments
      and foreign currency                             (1,004)            (176)         (2)
      Net increase (decrease) in net assets
         resulting from operations                $      (438)     $       168     $    147
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                             BABSON ENTERPRISE FUND
                                                     1999           1999(1)         1998(2)

OPERATIONS:
 Net investment income                            $        45     $        287     $ 602
 Net realized gain from investment
   and foreign currency transactions                    3,172           11,805      28,111
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
    liabilities in foreign currencies during
    the period                                        (19,266)          (6,426)     (51,434)
     Net increase (decrease) in net assets
      resulting from operations                       (16,049)           5,666     (22,721)
 Net equalization included in the price
   of shares issued and redeemed                            -                -        (78)
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (133)            (531)      (607)
 Net realized gain from investment transactions        (9,320)         (26,217)      (24,566)
     Total distributions to shareholders               (9,453)         (26,748)      (25,173)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            7,216            3,937      7,033
 Reinvested distributions                               8,858           25,039      23,501
                                                       16,074           28,976      30,534
 Shares repurchased                                   (29,904)         (31,806)      (19,465)
     Net increase (decrease) from capital
        share transactions                            (13,830)          (2,830)      11,069
      Net increase (decrease) in net assets           (39,332)         (23,912)     (36,903)
NET ASSETS:
 Beginning of period                                  155,379          179,291     216,194
 End of period                                    $   116,047     $    155,379     $ 179,291
 Undistributed net investment
  income at end of period                         $   199,333     $        287     $ 643
*Fund share transactions:
 Shares sold                                              557              287       389
 Reinvested distributions                                 763            1,817      1,279
                                                        1,320            2,104      1,668
 Shares repurchased                                    (2,297)          (2,329)    (1,074)
     Net increase (decrease) in fund shares              (977)            (225)      594
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                           BABSON ENTERPRISE FUND II
                                                     1999           1999(1)         1998(2)

OPERATIONS:
 Net investment income                            $        45     $         48     $    340
 Net realized gain from investment
   and foreign currency transactions                    2,786            1,859          4,678
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
    liabilities in foreign currencies during
    the period                                         (4,543)           5,370          (10,623)
     Net increase (decrease) in net assets
      resulting from operations                        (1,712)           7,277          (5,605)
 Net equalization included in the price
   of shares issued and redeemed                            -                -          72
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                    (51)            (174)         (154)
 Net realized gain from investment transactions        (1,313)          (3,718)         (6,554)
     Total distributions to shareholders               (1,364)          (3,892)         (6,708)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            6,443           10,618          41,623
 Reinvested distributions                               1,298            3,737          6,442
                                                        7,741           14,355          48,065
 Shares repurchased                                   (18,660)         (23,385)         (34,570)
     Net increase (decrease) from
        capital share transactions                    (10,919)          (9,030)         13,495
      Net increase (decrease) in net assets           (13,995)          (5,645)         1,254
NET ASSETS:
 Beginning of period                                   77,309           82,954          81,700
 End of period                                    $    63,314     $     77,309     $    82,954
 Undistributed net investment
  income at end of period                         $        42     $         48     $    480
*Fund share transactions:
 Shares sold                                              272              481          1,679
 Reinvested distributions                                  58              174          265
                                                          330              655          1,944
 Shares repurchased                                      (804)          (1,072)         (1,428)
     Net increase (decrease) in fund shares              (474)            (417)         516
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                           BABSON GROWTH FUND
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       (15)     $       407
 Net realized gain from investment
   and foreign currency transactions                   31,175           78,657
 Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities in foreign currencies during
   the period                                          14,062           (2,914)
     Net increase (decrease) in net assets
      resulting from operations                        45,222           76,150
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                      -             (435)
 Net realized gain from investment transactions       (27,634)         (89,064)
     Total distributions to shareholders              (27,634)         (89,499)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           14,244           68,166
 Reinvested distributions                              25,499           82,101
                                                       39,743          150,267
 Shares repurchased                                   (47,322)         (97,578)
     Net increase (decrease) from
      capital share transactions                       (7,579)          52,689
      Net increase (decrease) in net assets            10,009           39,340
NET ASSETS:
 Beginning of period                                  490,341          451,001
 End of period                                    $   500,350     $    490,341
 Undistributed net investment income at
  end of period                                   $       (15)    $          -
*Fund share transactions:
 Shares sold                                              717            3,360
 Reinvested distributions                               1,302            4,205
                                                        2,019            7,565
 Shares repurchased                                    (2,369)          (4,770)
     Net increase (decrease) in fund shares              (350)           2,795
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                         SHADOW STOCK FUND
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       132     $        454
 Net realized gain from investment
   and foreign currency transactions                   76,022           68,640
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                          (1,089)            (238)
     Net increase (decrease) in net assets
      resulting from operations                        (1,089)            (238)
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (174)            (283)
 Net realized gain from investment transactions        (1,098)          (3,971)
     Total distributions to shareholders               (1,272)          (4,254)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            4,848           16,595
 Reinvested distributions                               1,148            3,827
                                                        5,996           20,422
 Shares repurchased                                   (13,015)         (17,176)
     Net increase (decrease) from
      capital share transactions                       (7,019)           3,246
      Net increase (decrease) in net assets            (9,380)          (1,246)
NET ASSETS:
 Beginning of period                                   50,273           51,519
 End of period                                    $    40,893     $     50,273
 Undistributed net investment income at end
  of period                                       $       150     $        191
*Fund share transactions:
 Shares sold                                              411            1,433
 Reinvested distributions                                 103              340
                                                          514            1,773
 Shares repurchased                                    (1,114)          (1,497)
     Net increase (decrease) in fund shares              (600)             276
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                               BABSON VALUE FUND
                                                     1999           1999(1)         1999(2)

OPERATIONS:
 Net investment income                            $    14,582     $      7,964     $    19,814
 Net realized gain from investment
   and foreign currency transactions                   76,022           68,640          75,274
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                        (212,792)          84,680          (55,316)
     Net increase (decrease) in net assets
      resulting from operations                      (122,188)         161,284          39,772
 Net equalization included in the price
   of shares issued and redeemed                            -                -          1,006
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (8,323)         (11,954)         (17,864)
 Net realized gain from investment transactions       (27,183)         (60,876)         (43,88)
     Total distributions to shareholders              (35,506)         (72,830)         (61,744)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           58,661          183,659          513,526
 Reinvested distributions                              30,217           59,332          49,896
                                                       88,878          242,991          563,422
 Shares repurchased                                  (351,696)        (581,111)         (468,037)
     Net increase (decrease) from
      capital share transactions                     (262,818)        (338,120)         95,385
      Net increase (decrease) in net assets          (420,512)        (249,666)         74,419
NET ASSETS:
 Beginning of period                                1,243,930        1,493,596          1,419,177
 End of period                                    $   823,418     $  1,243,930          $1,493,596
 Undistributed net investment income at end
  of period                                       $     6,708     $        450     $    17,971
*Fund share transactions:
 Shares sold                                            1,232            3,842          10,705
 Reinvested distributions                                 694            1,320          1,109
                                                        1,926            5,162          11,814
 Shares repurchased                                    (7,535)         (12,441)         (10,053)
     Net increase (decrease) in fund shares            (5,609)          (7,279)         1,761
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                        BABSON STEWART IVORY
                                                         INTERNATIONAL FUND
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $      (186)     $       220
 Net realized gain from investment
   and foreign currency transactions                    8,243            9,117
 Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies during
   the period                                          14,461           (4,719)
     Net increase (decrease) in net assets resulting
      from operations                                  22,518            4,618
 Net equalization included in the price
   of shares issued and redeemed                            -                -
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                      -             (196)
 Net realized gain from investment transactions        (1,140)          (4,016)
     Total distributions to shareholders               (1,140)          (4,212)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           60,800          141,384
 Reinvested distributions                                 965            3,579
                                                       61,765          144,963
 Shares repurchased                                   (74,986)        (161,163)
     Net increase (decrease) from
      capital share transactions                      (13,221)         (16,200)
      Net increase (decrease) in net assets             8,157          (15,794)
NET ASSETS:
 Beginning of period                                   88,610          104,404
 End of period                                    $    96,767     $     88,610
 Undistributed net investment income at end
  of period                                       $      (674)    $       (488)
*Fund share transactions:
 Shares sold                                            2,918            7,620
 Reinvested distributions                                  42              194
                                                        2,960            7,814
 Shares repurchased                                    (3,596)          (8,579)
     Net increase (decrease) in fund shares              (636)            (765)
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                        BABSON BOND TRUST - PORTFOLIO L
                                                     1999           1999(1)         1999(2)

OPERATIONS:
 Net investment income                            $     3,479     $      4,188     $    7,650
 Net realized gain (loss) from
  investment transactions                                (244)              97          2,150
 Net unrealized appreciation (depreciation)
   on investments during the period                    (3,147)          (5,777)         394
     Net increase (decrease) in net assets
      resulting from operations                            88           (1,492)         10,194
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (3,479)          (4,188)         (7,650)
 Net realized gain from investment transactions             -                -          -
     Total from distributions to shareholders          (3,479)          (4,188)         (7,650)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            5,243           20,367          23,231
 Reinvested distributions                               2,883            2,940          6,273
                                                        8,126           23,307          29,504
 Shares repurchased                                   (17,065)         (25,749)         (36,335)
     Net increase (decrease) from
      capital share transactions                       (8,939)          (2,442)         (6,831)
      Net increase (decrease) in net assets           (12,330)          (8,122)         (4,287)
NET ASSETS:
 Beginning of period                                  120,679          128,186          132,473
 End of period                                    $   108,349     $    120,064     $    128,186
 Undistributed net investment income at end
  of period                                       $         -     $          -     $    260
Fund share transactions:
 Shares sold                                            3,072           12,849          14,688
 Reinvested distributions                               1,920            1,880          3,973
                                                        4,992           14,729          18,661
 Shares repurchased                                   (11,371)         (16,326)         (23,027)
     Net increase (decrease) in fund shares            (6,379)          (1,597)         (4,366)
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                        BABSON BOND TRUST - PORTFOLIO S
                                                     1999           1999(1)         1999(2)

OPERATIONS:
 Net investment income                            $     1,071     $      1,279     $    2,297
 Net realized gain (loss) from
  investment transactions                                (200)             156          337
 Net unrealized appreciation (depreciation)
   on investments during the period                      (638)          (1,355)         155
     Net increase (decrease) in net assets
      resulting from operations                           233               80          2,789
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (1,071)          (1,279)         (2,297)
 Net realized gain from investment transactions             -                -          -
     Total from distributions to shareholders          (1,071)          (1,279)         (2,297)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            1,687            6,269          6,842
 Reinvested distributions                                 929              943          2,008
                                                        2,616            7,212          8,850
 Shares repurchased                                    (5,609)          (7,377)         (11,448)
     Net increase (decrease) from
      capital share transactions                       (2,993)            (165)         (2,598)
      Net increase (decrease) in net assets            (3,831)          (1,364)         (2,106)
NET ASSETS:
 Beginning of period                                   37,094           38,458          40,564
 End of period                                    $    33,263     $     37,094     $    38,458
 Undistributed net investment income at end
  of period                                       $         -     $          -     $    -
Fund share transactions:
 Shares sold                                              177              638          692
 Reinvested distributions                                  98               96          203
                                                          275              734          895
 Shares repurchased                                      (590)            (751)         (1,161)
     Net increase (decrease) in fund shares              (315)             (17)         (266)
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                              BABSON MONEY MARKET FUND - PRIME PORTFOLIO
                                                         1999           1999(3)

OPERATIONS:
 Net investment income                            $       920     $      1,670
 Net realized gain (loss) from investment
  transactions                                              -                -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           920            1,670
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (920)          (1,670)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (920)          (1,670)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           24,862           41,648
 Reinvested distributions                                 838            1,563
                                                       25,700           43,211
 Shares repurchased                                   (25,103)         (40,853)
     Net increase (decrease) from
      capital share transactions                          597            2,358
      Net increase (decrease) in net assets               597            2,358
NET ASSETS:
 Beginning of period                                   39,076           36,718
 End of period                                    $    39,673     $     39,076
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                           24,861           41,657
 Reinvested distributions                                 838            1,563
                                                       25,699           43,220
 Shares repurchased                                   (25,103)         (39,081)
     Net increase (decrease) in fund shares               596            4,139
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                             BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       254     $        588
 Net realized gain (loss) from investment
  transactions                                              -                -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           254              588
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (254)            (588)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (254)            (588)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            3,181           13,595
 Reinvested distributions                              (1,191)             566
                                                        1,990           14,161
 Shares repurchased                                    (5,844)         (13,014)
     Net increase (decrease) from
      capital share transactions                       (3,854)           1,147
      Net increase (decrease) in net assets            (3,854)           1,147
NET ASSETS:
 Beginning of period                                   13,453           12,306
 End of period                                    $     9,599     $     13,453
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                            3,181           13,594
 Reinvested distributions                              (1,191)             566
                                                        1,990           14,160
 Shares repurchased                                    (5,843)         (12,997)
     Net increase (decrease) in fund shares            (3,853)           1,163
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO L
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       566     $      1,166

 Net realized gain (loss) from investment
  transactions                                             38              157
 Net unrealized appreciation (depreciation)
   on investments during the period                    (1,042)            (827)
     Net increase (decrease) in net assets
      resulting from operations                          (438)             496
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (566)          (1,166)
 Net realized gain from investment transactions          (228)            (221)
     Total from distributions to shareholders            (794)          (1,387)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                              272            1,283
 Reinvested distributions                                 468              757
                                                          740            2,040
 Shares repurchased                                    (1,206)          (2,541)
     Net increase (decrease) from
      capital share transactions                         (466)            (501)
      Net increase (decrease) in net assets            (1,698)          (1,392)
NET ASSETS:
 Beginning of period                                   25,902           27,294
 End of period                                    $    24,204     $     25,902
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                               31              131
 Reinvested distributions                                  53               83
                                                           84              214
 Shares repurchased                                      (138)            (269)
     Net increase (decrease) in fund shares               (54)             (55)
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO S
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       344     $        790
 Net realized gain (loss) from investment
  transactions                                            (83)             107
 Net unrealized appreciation (depreciation)
   on investments during the period                       (93)            (472)
     Net increase (decrease) in net assets
      resulting from operations                           168              425
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (344)            (790)
 Net realized gain from investment transactions           (68)             (51)
     Total from distributions to shareholders            (412)            (841)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                              203              737
 Reinvested distributions                                 287              574
                                                          490            1,311
 Shares repurchased                                    (1,881)          (3,290)
     Net increase (decrease) from
      capital share transactions                       (1,391)          (1,979)
      Net increase (decrease) in net assets            (1,635)          (2,395)
NET ASSETS:
 Beginning of period                                   18,950           21,345
 End of period                                    $    17,315     $     18,950
 Undistributed net investment income at end
  of period                                       $         1     $          1
Fund share transactions:
 Shares sold                                               23               65
 Reinvested distributions                                  24               53
                                                           47              118
 Shares repurchased                                      (179)            (302)
     Net increase (decrease) in fund shares              (132)            (184)
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED), EXCEPT AS INDICATED
(IN THOUSANDS)

                                                BABSON TAX-FREE INCOME FUND PORTFOLIO M
                                                     1999           1999(3)

OPERATIONS:
 Net investment income                            $       149     $        310
 Net realized gain (loss) from investment
  transactions                                             (2)               -
 Net unrealized appreciation (depreciation)
   on investments during the period                         -                -
     Net increase (decrease) in net assets
      resulting from operations                           147              310
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (150)            (310)
 Net realized gain from investment transactions             -                -
     Total from distributions to shareholders            (150)            (310)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                            3,099           10,230
 Reinvested distributions                                 141              277
                                                        3,240           10,507
 Shares repurchased                                    (6,283)         (10,283)
     Net increase (decrease) from
      capital share transactions                       (3,043)             224
      Net increase (decrease) in net assets            (3,046)             224
NET ASSETS:
 Beginning of period                                   10,493           10,269
 End of period                                    $     7,447     $     10,493
 Undistributed net investment income at end
  of period                                       $         -     $          -
Fund share transactions:
 Shares sold                                            3,119           10,230
 Reinvested distributions                                 120              277
                                                        3,239           10,507
 Shares repurchased                                    (6,282)         (10,283)
     Net increase (decrease) in fund shares            (3,043)             224
(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended June 30, 1999.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise
Fund II, David L. Babson Growth Fund, Shadow
Stock Fund, Babson Value Fund, Babson-Stewart
Ivory International Fund, D.L. Babson Bond
Trust, D.L. Babson Money Market Fund and D.L.
Babson Tax-Free Income Fund (collectively
referred to herein as the "Funds") are
registered under the Investment Company Act
of 1940, as amended, as no-load open-end,
diversified management investment companies.
The D.L. Babson Bond Trust (comprising of
Portfolio L and S), D.L. Babson Money Market
Fund  (comprising of Prime and Federal
Portfolios) and D.L. Babson Tax-Free Income
Fund (comprising of Portfolio L, S and MM)
are of a series type. The Funds are required
to account for the assets of each Series
separately and to allocate general
liabilities of a Fund to each Series based
upon the net asset value of each Series. The
following is a summary of significant
accounting policies consistently followed by
the Funds in preparation of their  financial
statements.

A. Investment Valuation - Securities are
valued at the latest sales price for
securities traded on a principal exchange
(U.S.  or foreign) and on the NASDAQ National
Market. Securities  traded on over-the-
counter markets and listed securities  for
which no sales are reported are valued at the
mean between the last reported bid and asked
prices. When market quotations are not
readily available, securities are valued at
fair value as determined in good faith by the
Board of Directors. Short-term securities
maturing within 60 days are valued at
amortized cost, which approximates market
value. Foreign securities are  converted to
U.S. dollars using exchange rates in London
last quoted by a major bank. If such
quotations are not available as of 4:00 P.M.
(Eastern Time), the rate of exchange will be
determined in good faith by the Board of
Directors.

B. Investment Transactions and Investment
Income - Security transactions are accounted
for on the date the securities are  purchased
or sold. Dividend income less foreign taxes
withheld (if any) is recorded on the ex-
dividend date. Interest income is recognized
on the accrual basis and includes  accretion
of market discounts. Premiums on debt
securities are not amortized, except for D.L.
Babson Tax-Free Income Fund which amortizes
premiums. Realized gains and losses from
investment transactions and unrealized
appreciation and depreciation of investments
are reported on the identified cost basis.

C. Foreign Currency Translation - All assets
and liabilities expressed in foreign
currencies are converted into U.S. dollars
based on exchange rates last quoted by a
major bank in London at the end of the
period. The cost of portfolio securities is
translated at the rates of exchange
prevailing when acquired. Dividend income is
translated at the rate of exchange on the ex-
dividend date. The effects of changes in
foreign currency exchange rates on
investments in securities are included in net
realized and unrealized gain (loss) on
investments in the Statement of Operations.

D. Forward Foreign Currency Contracts - The
Babson-Stewart Ivory International Fund may
enter into forward foreign  currency
contracts as a way of managing foreign
exchange rate risk. The portfolio may enter
into these contracts to fix the U.S. dollar
value of a security that it has agreed to buy
or sell for the period between the date the
trade was entered into and the date the
security is delivered and paid for. These
contracts may also be used to hedge the U.S.
dollar value of securities owned which are
denominated in foreign currencies.

Forward foreign currency contracts are valued
each day at the close of the New York Stock
Exchange at the forward rate, and are marked-
to-market daily. The change in market value
is recorded as an unrealized gain or loss.
When the contract is closed, a realized gain
or loss equal to the difference between the
value of the contract at the time it was
opened and closed is recorded.

The use of forward foreign currency contracts
does not  eliminate fluctuations in the
underlying prices of the securities, but it
does establish a rate of exchange that can be
achieved in the future. Although forward
foreign currency contracts limit the risk of
loss due to a decline in the value of the
hedged currency, they also limit a potential
gain that might result should the value of
the currency increase. These contracts
involve market risk in excess of the amount
reflected in the Statement of Assets and
Liabilities. The face or contract amount in
U.S. dollars reflects the total exposure the
portfolio has in that particular currency
contract. In addition, there could be
exposure to risks (limited to the amount of
unrealized gains) if the counterparties to
the  contracts are unable to meet the terms
of their contracts. There were no outstanding
forward foreign currency contracts for the
period ended December 31, 1999.

E. Federal and State Taxes - The Funds
complied with the requirements of the
Internal Revenue Code applicable to
regulated investment companies and therefore,
no provision for federal or state tax is
required. At June 30, 1999, the D.L. Babson
Money Market Prime Portfolio, D.L. Babson
Bond Trust  Portfolio L and D.L. Babson Bond
Trust Portfolio S had accumulated net
realized losses on sales of investments for
federal income tax purposes of $7,368
(expiring $67 in 2000, $56 in 2001, $81 in
2002, $6,722 in 2003, $306 in 2005 and $136
in 2006), $3,307,631 (expiring $970,985 in
2002, $423,327 in 2003, $1,367,653 in 2004
and $545,666 in 2005) and $1,988,385
(expiring $579,476 in 2002, $388,485 in 2003,
$577,562 in 2004 and $442,862 in 2005),
respectively, which are available to offset
future taxable gains.

F. Distributions to Shareholders -
Distributions to shareholders are recorded on
ex-dividend date. Distributions are
determined in accordance with federal tax
regulations and may differ from those
determined in accordance with generally
accepted accounting principles. These
differences are primarily due to losses
deferred due to wash sales and foreign
currency transactions.

G. Use of Estimates - The preparation of
financial statements in conformity with
generally accepted accounting principles
requires management to make estimates and
assumptions that affect the amount reported
in the financial statements and accompanying
notes. Actual results could differ from such
estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson,
Inc. in accordance with the advisory
agreement with the Funds. Management fees are
paid for services which include
administration, and all other operating
expenses of each Fund except the cost of
acquiring and disposing of portfolio
securities, the taxes, if any, imposed
directly on each Fund and its shares and the
cost of qualifying a Fund's shares for sale
in any jurisdiction. Certain officers and/or
directors of the Funds are also officers
and/or directors of Jones & Babson, Inc. Each
of the Funds was subject to the following
management fees:

                          AVERAGE DAILY NET  ANNUAL RATE
FUND                        ASSETS OF FUND   PERCENTAGE

Enterprise and            Up to $30 million      1.5%
Enterprise II              Over $30 million      1.0%
Shadow Stock                                     1.0%
Growth                    Up to $250 million     .85%
                          Over $250 million      .70%
Value, Tax-Free Income
(Portfolio L and S), Bond
Trust (Portfolio L and S)
and Stewart Ivory
International                                    .95%
Money Market
(Portfolio Prime and Federal)                    .85%
Tax-Free Income
(Portfolio MM)                                   .50%

During the period from December 1, 1991 to
March 31, 2001, fees for Bond Trust
(Portfolio S) have been voluntarily reduced
to an annual rate of .65% of average daily
net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended
December 31, 1999 (excluding maturities of
short-term commercial notes and repurchase
agreements) are as follows:

Babson Enterprise Fund:
Purchases                               $  21,204,188
Proceeds from sales                        38,791,928

Babson Enterprise Fund II:
Purchases                               $   6,835,365
Proceeds from sales                        15,205,521

Babson Growth Fund:
Purchases                               $ 133,687,179
Proceeds from sales                       146,027,315

Shadow Stock Fund:
Purchases                               $     795,063
Proceeds from sales                         6,027,013

Babson Value Fund:
Purchases                               $ 121,258,743
Proceeds from sales                       335,101,844

Babson-Stewart Ivory International Fund:
Purchases                               $  20,239,559
Proceeds from sales                        31,944,053

Babson Bond Trust - Portfolio L:
Purchases                               $  11,218,005
Proceeds from sales                         8,709,572

Babson Bond Trust - Portfolio S:
Purchases                               $   6,570,906
Proceeds from sales                         7,372,723

Babson Money Market Fund - Prime Portfolio:
Purchases                               $ 802,666,658
Proceeds from sales                       803,195,000

Babson Money Market Fund - Federal Portfolio:
Purchases                               $ 321,609,793
Proceeds from sales                       325,629,000

Babson Tax-Free Income Fund - Portfolio L:
Purchases                               $   4,958,930
Proceeds from sales                         6,439,138

Babson Tax-Free Income Fund - Portfolio S:
Purchases                               $   2,313,183
Proceeds from sales                         4,740,597

Babson Tax-Free Income Fund - Portfolio MM:
Purchases                               $  13,521,785
Proceeds from sales                        17,193,494

4. LINE OF CREDIT:

Babson Enterprise Fund, Babson Enterprise
Fund II, Babson Growth Fund, Shadow Stock
Fund, Babson Value Fund and Babson-Stewart
Ivory International Fund share in a $45
million revolving credit facility for
temporary or emergency purposes, including
the meeting of redemption requests that
otherwise might require the untimely
disposition of securities. Any related
commitment fees are paid by Jones & Babson,
Inc. There were no borrowings under the line
of credit for the six months ended December
31, 1999.

FINANCIAL HIGHLIGHTS

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                         SIX MONTHS   SEVEN MONTHS
                            ENDED        ENDED
                      DECEMBER 31, 1999  JUNE 30,          YEARS ENDED NOVEMBER 30,
                          (UNAUDITED)     1999        1998       1997      1996      1995

Net asset value,
 beginning of period      $   14.72   $   16.63   $  21.22   $  18.51  $  17.35  $  16.64
 Income from investment
  operations:
   Net investment income        .01         .03        .04        .06       .06       .10
   Net gains (losses)
    on securities
    (both realized
    and unrealized)          (1.55)         .58     (2.15)       5.31      3.06      2.34
 Total from investment
    operations               (1.54)         .61     (2.11)       5.37      3.12      2.44
Less distributions:
   Dividends from net
    investment income         (.02)       (.05)      (.06)          -     (.12)     (.04)
   Distributions from
    capital gains            (1.05)      (2.47)     (2.42)     (2.66)    (1.84)    (1.69)
  Total distributions        (1.07)      (2.52)     (2.48)     (2.66)    (1.96)    (1.73)
Net asset value, end
 of period                $   12.11   $   14.72   $  16.63   $  21.22  $  18.51  $  17.35
Total return*              (10.16%)       4.70%   (11.05%)     33.49%    20.17%    16.42%

Ratios/Supplemental Data
Net assets, end of period
  (in millions)           $     116   $     155   $    179   $    216    $  202  $    202
Ratio of expenses to average
 net assets**                 1.14%       1.11%      1.09%      1.08%     1.08%     1.09%
Ratio of net investment income
 to average net assets**       .07%        .32%       .29%       .30%      .35%      .67%
Portfolio turnover rate         16%         12%        22%        22%       24%       13%
*Total return not annualized for periods less than one full year

BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS    SEVEN MONTHS
                             ENDED         ENDED
                       DECEMBER 31, 1999  JUNE 30,       YEARS ENDED NOVEMBER 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
 beginning of period       $  24.48    $  23.20   $  26.70   $  22.75  $  19.19  $  16.22
  Income from investment
   operations:
   Net investment income        .02         .03        .10        .08       .11       .05
   Net gains (losses) on
    securities
    (both realized and
     unrealized)              (.40)        2.37     (1.50)       6.97      4.45      3.03
   Total from investment
    operations                (.38)        2.40     (1.40)       7.05      4.56      3.08
Less distributions:
 Dividends from net
  investment income           (.02)       (.05)      (.05)      (.11)     (.05)     (.02)
 Distributions from capital
   gains                      (.49)      (1.07)     (2.05)     (2.99)     (.95)     (.09)
  Total distributions         (.51)      (1.12)     (2.10)     (3.10)    (1.00)     (.11)
Net asset value, end
 of period                 $  23.59    $  24.48   $  23.20   $  26.70  $  22.75  $  19.19
Total return*               (1.48%)      11.03%    (5.61%)     35.29%    25.04%    19.11%

Ratios/supplemental data
Net assets, end of period
  (in millions)            $     63    $     77   $     83  $     82    $    46  $     40
Ratio of expenses to
  average net assets**        1.26%       1.23%      1.22%      1.28%     1.38%     1.45%
Ratio of net investment
 income to average net
 assets**                      .13%        .11%       .40%       .27%      .55%      .30%
Portfolio turnover rate         10%         14%        25%        25%       30%       15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BABSON GROWTH FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS
                            ENDED
                       DECEMBER 31, 1999                YEARS ENDED JUNE 30,
                          (UNAUDITED)      1999      1998       1997       1996      1995

Net asset value,
 beginning of period      $   20.01   $   20.77   $  17.80   $  14.42  $  13.43  $  11.78
  Income from investment
    operations:
   Net investment income          -         .02        .06        .09       .12       .18
   Net gains (losses) on
    securities
    (both realized and
    unrealized)                3.00        3.25       4.41       4.16      2.91      2.18
  Total from investment
    operations                 3.00        3.27       4.47       4.25      3.03      2.36
  Less distributions:
   Dividends from net
    investment income             -       (.02)      (.06)      (.09)     (.13)     (.18)
   Distributions from
    capital gains            (2.30)      (4.01)     (1.44)      (.78)    (1.91)     (.53)
  Total distributions        (2.30)      (4.03)     (1.50)      (.87)    (2.04)     (.71)
Net asset value, end
 of period                $   20.71   $   20.01   $  20.77   $  17.80  $  14.42  $  13.43

Total return*                 9.84%      17.04%     26.73%     30.10%    22.99%    20.23%
Ratios/Supplemental Data
Net assets, end of
 period (in millions)     $     500   $     490   $    451   $    365   $   280  $    247
Ratio of expenses to
 average net assets**          .79%        .79%       .80%       .83%      .85%      .85%
Ratio of net investment
 income to
 average net assets**        (.01%)        .09%       .30%       .61%      .82%     1.42%
Portfolio turnover rate         28%         39%        35%        20%       33%       17%

SHADOW STOCK FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                           SIX MONTHS
                             ENDED
                        DECEMBER 31, 1999               YEARS ENDED JUNE 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
  beginning of period      $  12.06   $   13.24  $   12.57   $  11.31  $  10.55  $   9.67
  Income from investment
   operations:
 Net investment income          .08         .11        .08        .12       .09       .10
 Net gains (losses) on
   securities
   (both realized
   and unrealized)              .01       (.24)       2.54       2.44      1.67      1.42
  Total from investment
   operations                   .09       (.13)       2.62       2.56      1.76      1.52
  Less distributions:
 Dividends from net
  investment income           (.08)       (.07)      (.10)      (.09)     (.10)     (.10)
 Distributions from
  capital gains               (.61)       (.98)     (1.85)     (1.21)     (.90)     (.54)
  Total distributions         (.69)      (1.05)     (1.95)     (1.30)    (1.00)     (.64)
Net asset value, end
  of period                $  11.46   $   12.06  $   13.24   $  12.57  $  11.31  $  10.55
Total return*               (1.92%)      (.25%)     21.98%     23.63%    17.13%    16.16%

Ratios/Supplemental Data
Net assets, end of period
  (in millions)            $     41   $      50  $      52   $     41  $     39  $     39
Ratio of expenses to
 average net assets**         1.10%       1.10%      1.16%      1.13%     1.14%     1.13%
Ratio of net investment
 income to average net
 assets**                      .60%        .97%       .56%      1.00%      .79%     1.01%
Portfolio turnover rate          2%         21%        43%         0%       25%       19%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

BABSON VALUE FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS   SEVEN MONTHS
                             ENDED        ENDED
                       DECEMBER 31, 1999  JUNE 30,     YEARS ENDED NOVEMBER 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
 beginning of period      $   51.36   $   47.42   $  47.73   $  38.65  $  31.78  $  25.19
  Income from investment
   operations:
   Net investment income        .85         .45        .62        .51       .55       .59
   Net gains (losses)
    on securities
    (both realized
    and unrealized)          (6.04)        5.90       1.09       9.65      7.20      7.20
  Total from investment
   operations                (5.19)        6.35       1.71      10.16      7.75      7.79
  Less distributions:
   Dividends from net
    investment income         (.51)       (.44)      (.56)      (.47)     (.53)     (.60)
   Distributions from
    capital gains            (1.41)      (1.97)     (1.46)      (.61)     (.35)     (.60)
  Total distributions        (1.92)      (2.41)     (2.02)     (1.08)     (.88)    (1.20)
Net asset value, end of
  period                  $   44.25   $   51.36   $  47.42   $  47.73  $  38.65  $  31.78
Total return*              (10.24%)      14.14%      3.85%     26.89%    24.91%    32.07%

Ratios/Supplemental Data
Net assets, end of period
  (in millions)           $     823  $    1,244   $  1,494   $  1,419   $  764   $    293
Ratio of expenses to
 average net assets**          .96%        .96%       .98%       .97%      .96%      .98%
Ratio of net investment
 income to average
 net assets**                 2.79%       1.05%      1.28%      1.22%     1.63%     2.12%
Portfolio turnover rate         12%         13%        42%        17%       11%        6%

BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS
                             ENDED
                       DECEMBER 31, 1999                 YEARS ENDED JUNE 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
  beginning of period      $  19.48   $  19.65  $  19.53  $   18.04   $  15.96   $  16.41
  Income from investment
   operations:
   Net investment income      (.06)         .03        .08        .07       .07       .16
   Net gains (losses) on
    securities
    (both realized
    and unrealized)            5.61         .66       1.07       1.70      2.85       .23
  Total from investment
   operations                  5.55         .69       1.15       1.77      2.92       .39
   Less distributions:
   Dividends from net
    investment income             -       (.04)      (.07)      (.05)     (.08)     (.17)
   Distributions from
    capital gains             (.30)       (.82)      (.96)      (.23)     (.65)     (.67)
   Distributions in
    excess of
     realized capital
     gains                        -           -          -          -     (.11)         -
  Total distributions         (.30)       (.86)     (1.03)      (.28)     (.84)     (.84)
Net asset value, end
  of period                 $ 24.73    $  19.48   $  19.65  $   19.53  $  18.04   $ 15.96
Total return*                28.57%       3.76%      6.48%      9.91%    18.66%     2.54%

Ratios/Supplemental Data
Net assets, end of
 period (in millions)       $    97    $     89   $    104  $     111     $  80   $    65
Ratio of expenses to
 average net assets**         1.26%       1.23%      1.16%      1.19%     1.26%     1.30%
Ratio of net investment
 income to average
 net assets**                (.43%)        .24%       .37%       .47%      .44%     1.13%
Portfolio turnover rate         24%         51%        48%        40%       33%       37%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS   SEVEN MONTHS
                            ENDED         ENDED
                       DECEMBER 31, 1999  JUNE 30,         YEARS ENDED NOVEMBER 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
 beginning of period        $  1.52     $  1.59    $  1.56    $  1.55  $   1.58  $   1.47
  Income from
   investment operations:
   Net investment income        .05         .05        .09        .10       .11       .11
   Net gains (losses)
    on securities
    (both realized
    and unrealized)           (.04)       (.07)        .03        .01     (.03)       .11
  Total from investment
   operations                   .01       (.02)        .12        .11       .08       .22
  Less distributions:
   Dividends from net
    investment income         (.05)       (.05)      (.09)      (.10)     (.11)     (.11)
   Distributions from
    capital gains                 -           -          -          -         -         -
  Total distributions         (.05)       (.05)      (.09)      (.10)     (.11)     (.11)
Net asset value,
 end of period              $  1.48     $  1.52     $ 1.59    $  1.56  $   1.55   $  1.58
Total return*                  .37%     (1.16%)      8.13%      7.26%     5.17%    15.28%

Ratios/Supplemental Data
Net assets, end of
  period (in millions)      $   108     $   121     $  128    $   132  $    142    $  161
Ratio of expenses to
 average net assets**          .98%        .97%       .97%       .97%      .97%      .97%
Ratio of net investment
 income to average net
 assets**                     6.03%       5.73%      5.93%      6.38%     6.96%     7.06%
Portfolio turnover rate          8%         38%        43%        59%       61%       50%

BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS   SEVEN MONTHS
                             ENDED        ENDED
                      DECEMBER 31, 1999  JUNE 30,          YEARS ENDED NOVEMBER 30,
                          (UNAUDITED)      1999       1998       1997      1996      1995

Net asset value,
 beginning of period        $  9.60    $   9.91   $   9.78   $   9.77  $   9.90  $   9.43
  Income from investment
   operations:
 Net investment income          .30         .33        .58        .62       .69       .73
 Net gains (losses) on
   securities
   (both realized
   and unrealized)            (.23)       (.31)        .13        .01     (.13)       .47
  Total from investment
   operations                   .07         .02        .71        .63       .56      1.20
  Less distributions:
 Dividends from net
  investment income           (.30)       (.33)      (.58)      (.62)     (.69)     (.73)
 Distributions from
  capital gains                   -           -          -          -         -         -
  Total distributions         (.30)       (.33)      (.58)      (.62)     (.69)     (.73)
Net asset value,
  end of period             $  9.37    $   9.60   $   9.91   $   9.78  $   9.77  $   9.90
Total return*                  .60%        .15%      7.47%      6.70%     5.96%    13.10%

Ratios/Supplemental Data
Net assets, end of period
  (in millions)             $    33    $     37   $     38   $     41   $    34  $     33
Ratio of expenses to
 average net assets**          .68%        .67%       .67%       .66%      .66%      .67%
Ratio of net investment
  income to average
  net assets**                6.02%       5.75%      5.90%      6.42%     7.10%     7.47%
Ratio of expenses to
 average net assets
 before voluntary reduction of
 management fee **             .98%        .97%       .97%       .97%      .96%      .97%
Portfolio turnover rate         19%         54%        60%        65%       48%       57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements

BABSON MONEY MARKET FUND - PRIME PORTFOLIO

Condensed data for a share of capital stock
Outstanding throughout each period.

                           SIX MONTHS
                              ENDED
                        DECEMBER 31, 1999           YEARS ENDED JUNE 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
  beginning of period       $  1.00     $  1.00    $  1.00    $  1.00   $  1.00   $  1.00
  Income from investment
  operations:
   Net investment income        .02         .04        .05        .05       .05       .05

  Less distributions:
   Dividends from net
    investment income         (.02)       (.04)      (.05)      (.05)     (.05)     (.05)
Net asset value,
 end of period              $  1.00     $  1.00    $  1.00    $  1.00   $  1.00   $  1.00
Total return*                 2.30%       4.38%      4.82%      4.61%     4.83%     4.66%

Ratios/Supplemental Data
Net assets, end of
 period (in millions)       $    40     $    39   $     37    $    38   $    36   $    40
Ratio of expenses to
 average net assets**          .88%        .88%       .91%       .92%      .92%      .92%
Ratio of net
 investment income
 to average net assets**      4.54%       4.30%      4.73%      4.58%     4.75%     4.58%

BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO

Condensed data for a share of capital stock
Outstanding throughout each period.

                           SIX MONTHS
                              ENDED
                        DECEMBER 31, 1999             YEARS ENDED JUNE 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
 beginning of period      $    1.00    $   1.00    $  1.00    $  1.00   $  1.00   $  1.00
  Income from
   investment operations:
   Net investment income        .02         .04        .05        .04       .05       .04

  Less distributions:
   Dividends from net
    investment income         (.02)       (.04)      (.05)      (.04)     (.05)     (.04)
Net asset value,
 end of period            $    1.00    $   1.00    $  1.00    $  1.00   $  1.00   $  1.00
Total return*                 2.23%       4.31%      4.75%      4.58%     4.77%     4.56%

Ratios/Supplemental Data
Net assets, end of
 period (in millions)     $      10    $     13    $    12    $    13     $  10   $    10
Ratio of expenses to
 average net assets**          .88%        .88%       .91%       .91%      .91%      .92%
Ratio of net
 investment income
 to average net assets**      4.38%       4.23%      4.65%      4.51%     4.67%     4.48%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BABSON TAX-FREE INCOME FUND - PORTFOLIO L

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS
                             ENDED
                       DECEMBER 31, 1999                YEARS ENDED JUNE 30,
                          (UNAUDITED)      1999       1998       1997      1996      1995

Net asset value,
 beginning of period       $   8.91     $  9.22    $  8.96    $  8.74  $   8.67   $  8.52
  Income from
    investment operations:
   Net investment income        .20         .40        .40        .42       .41       .42
   Net gains (losses)
     on securities
     (both realized
     and unrealized)          (.34)       (.24)        .28        .24       .07       .17
  Total from investment
   operations                 (.14)         .16        .68        .66       .48       .59
  Less distributions:
   Dividends from net
    investment income         (.20)       (.40)      (.40)      (.42)     (.41)     (.42)
   Distributions from
     capital gains            (.08)       (.07)      (.02)      (.02)         -     (.02)
  Total distributions         (.28)       (.47)      (.42)      (.44)     (.41)     (.44)
Net asset value,
 end of period            $    8.49      $ 8.91    $  9.22    $  8.96  $   8.74   $  8.67
Total return*               (1.63%)       1.70%      7.82%      7.69%     5.60%     7.21%

Ratios/Supplemental Data
Net assets, end of
 period (in millions)     $      24      $   26    $    27    $    27    $   27   $    28
Ratio of expenses to
  average net assets**        1.02%       1.03%      1.06%      1.01%     1.01%     1.02%
Ratio of net
   investment income
   to average net assets**    4.49%       4.36%      4.46%      4.71%     4.67%     4.98%
Portfolio turnover rate         20%          9%        18%        21%       39%       34%

BABSON TAX-FREE INCOME FUND - PORTFOLIO S

Condensed data for a share of capital stock
Outstanding throughout each period.

                          SIX MONTHS
                             ENDED
                       DECEMBER 31, 1999            YEARS ENDED JUNE 30,
                          (UNAUDITED)      1999       1998       1997      1996      1995

Net asset value,
 beginning of period      $   10.56   $   10.79  $   10.74   $  10.69   $ 10.71  $  10.62
  Income from investment
    operations:
   Net investment income        .20         .42        .44        .44       .44       .45
   Net gains (losses)
     on securities
     (both realized
     and unrealized)          (.11)       (.20)        .08        .10       .01       .10
  Total from investment
   operations                   .09         .22        .52        .54       .45       .55
  Less distributions:
   Dividends from net
    investment income         (.20)       (.42)      (.44)      (.44)     (.44)     (.45)
   Distributions from
    capital gains             (.04)       (.03)      (.03)      (.05)     (.03)     (.01)
  Total distributions         (.24)       (.45)      (.47)      (.49)     (.47)     (.46)
Net asset value,
 end of period            $   10.41   $   10.56  $   10.79   $  10.74   $ 10.69  $  10.71
Total return*                  .86%       1.96%      4.84%      5.18%     4.25%     5.32%

Ratios/Supplemental Data
Net assets,
  end of period
 (in millions)              $    17    $     19  $      21   $     23  $     25  $     28
Ratio of expenses
 to average net assets**      1.02%       1.01%      1.06%      1.01%     1.01%     1.01%
Ratio of net
 investment income
 to average net assets**      3.78%       3.82%      4.00%      4.12%     4.13%     4.28%
Portfolio turnover rate         13%         22%        21%        23%       41%       34%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

Condensed data for a share of capital stock
Outstanding throughout each period.

                           SIX MONTHS
                              ENDED
                        DECEMBER 31, 1999                YEARS ENDED JUNE 30,
                           (UNAUDITED)     1999       1998       1997      1996      1995

Net asset value,
 beginning of period       $   1.00    $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
  Income from
    investment operations:
   Net investment income        .01         .03        .03        .03       .03       .03

  Less distributions:
   Dividends from net
    investment income         (.01)       (.03)      (.03)      (.03)     (.03)     (.03)
Net asset value,
 end of period             $   1.00    $   1.00   $   1.00   $   1.00   $  1.00  $   1.00
Total return*                 1.42%       2.70%      3.06%      3.03%     3.15%     3.05%

Ratios/Supplemental Data
Net assets,
 end of period (in millions)  $   7    $     10   $     10   $      9   $     8   $    16
Ratio of expenses
  to average net assets**      .58%        .55%       .61%       .58%      .58%      .59%
Ratio of net
 investment income
 to average net assets**      2.78%       2.65%      3.06%      3.10%     3.15%     3.07%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BABSON
ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC., DAVID L. BABSON GROWTH
FUND, INC., SHADOW STOCK FUND, INC., BABSON VALUE FUND, INC., BABSON-STEWART
IVORY INTERNATIONAL FUND, INC., D.L. BABSON BOND TRUST, D.L. BABSON MONEY
MARKET FUND, INC., AND D.L. BABSON TAX-FREE INCOME FUND, INC., AND IS NOT TO
BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS
ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM
JONES & BABSON, INC.

BABSON FUNDS

JONES & BABSON DISTRIBUTORS
A MEMBER OF THE GENERALI GROUP

P.O. BOX 219757, KANSAS CITY, MO 64121-9757

1-800-4-BABSON
(1-800-422-2766)
WWW.BABSONFUNDS.COM